As filed with the Securities and Exchange Commission on June 30, 2023

Securities Act File No. 333-272245

UNITED STATES SECURITIES AND EXCHANGE
COMMISSION
WASHINGTON, D.C. 20549

FORM N-14
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☒ Pre-Effective Amendment No. 1

☐ Post-Effective Amendment No. __

(Check appropriate box or boxes)

BROOKFIELD INVESTMENT FUNDS

(Exact name of registrant as specified in charter)

Brookfield Place, 250 Vesey Street
New York, New York 10281-1023
(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: (855) 777-8001

Brian F. Hurley, Esq.
Brookfield Public Securities Group LLC
Brookfield Place, 250 Vesey Street
New York, New York 10281-1023
(Name and Address of Agent for Service)

Copies to:

Craig Ruckman, Esq. Brookfield Public Securities Group LLC Brookfield Place, 250 Vesey Street New York, New York 10281-1023	Michael R. Rosella, Esq. Thomas D. Peeney, Esq. Paul Hastings LLP 200 Park Avenue New York, New York 10166

Approximate Date of Proposed Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933.

Title of securities being registered: Shares of beneficial interest, par value $0.01 per share.

Calculation of Registration Fee under the Securities Act of 1933: No filing fee is required because of reliance on Section 24(f) and Rule 24f-2 under the Investment Company Act of 1940.

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

This Registration Statement is organized as follows:

1.	Letter to Shareholders of Center Coast Brookfield MLP & Energy Infrastructure Fund

2.	Questions and Answers for Shareholders of Center Coast Brookfield MLP & Energy Infrastructure Fund

3.	Notice of Special Meeting of Shareholders of Center Coast Brookfield MLP & Energy Infrastructure Fund

4.	Proxy Statement/Prospectus relating to the proposed reorganization of Center Coast Brookfield MLP & Energy Infrastructure Fund into the Center Coast Brookfield Midstream Focus Fund, a series of Brookfield Investment Funds

5.	Statement of Additional Information relating to the proposed reorganization of Center Coast Brookfield MLP & Energy Infrastructure Fund into the Center Coast Brookfield Midstream Focus Fund, a series of Brookfield Investment Funds

6.	Part C Information

7.	Exhibits

CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND

Brookfield Place
250 Vesey Street
New York, New York 10281-1023
(855) 777-8001

[__], 2023

Dear Shareholder:

You are cordially invited to attend a special meeting of shareholders (the “Special Meeting”) of Center Coast Brookfield MLP Energy & Infrastructure Fund (“CEN” or the “Target Fund”), which will be held virtually, on August 16, 2023, at 8:30 a.m., Eastern Time, to consider and vote on the proposal discussed in the enclosed Proxy Statement/Prospectus. The Meeting will be held in a virtual meeting format only. Shareholders will not be able to attend the Meeting in person. In order to participate in and vote at the Special Meeting, shareholders of record as of the close of business on May 26, 2023 (the “Record Date”) need to register for the Meeting. If you are a registered holder, and wish to attend and vote at the Meeting, please send an email including your full name and address to the Fund’s proxy solicitor, AST Fund Solutions, LLC (“AST”), at attendameeting@astfinancial.com with “Center Coast Brookfield MLP & Energy Infrastructure Fund virtual meeting” in the subject line. After receiving this information, AST will then email you the virtual meeting access information and instructions for voting during the Meeting. If you hold common shares of beneficial interest through a bank or broker, you will receive information regarding how to instruct your bank or broker to cast your vote. In addition, if you hold common shares of beneficial interest through a bank or broker and wish to attend and vote at the Meeting, you must first obtain a legal proxy from your financial intermediary reflecting the Fund’s name, the number of shares you held as of the Record Date, as well as your name and address. You may forward an email from your intermediary containing the legal proxy or attach an image of the legal proxy via email to AST at attendameeting@astfinancial.com with “Legal Proxy” in the subject line. After receiving this information, AST will then email you the virtual meeting access information and instructions for voting during the Meeting. Before the Special Meeting, I would like to provide you with additional background and ask for your vote on an important proposal affecting CEN.

At the Special Meeting, shareholders will be asked to consider and vote upon a proposal to approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) providing for the reorganization of CEN, a Delaware statutory trust and a closed-end management investment company, into Center Coast Brookfield Midstream Focus Fund (“FOCUS” or the “Acquiring Fund”), a series of Brookfield Investment Funds, a Delaware statutory trust and an open-end management investment company (the “Reorganization”). The Acquiring Fund has a substantially similar investment objective and substantially similar investment strategies, policies and restrictions as the Target Fund, although there are some differences. The Reorganization has been proposed, among other things, to provide shareholders of the Target Fund with daily liquidity through an open-end fund. Brookfield Public Securities Group LLC (“Brookfield” or the “Adviser”), the Target Fund’s investment adviser, believes that the proposed Reorganization is in the best interests of shareholders of the Target Fund who would benefit more from the daily redemption feature of an open-end fund than by continuing to operate the Target Fund as a closed-end fund.

The proposed Reorganization is described in more detail in the enclosed Proxy Statement/Prospectus. You should review the Proxy Statement/Prospectus carefully and retain it for future reference. If the shareholders of the Target Fund approve the Reorganization Agreement at the Special Meeting, the Reorganization is expected to be completed in the fourth quarter of 2023. A vote to approve the Reorganization will also constitute a vote to dissolve the Target Fund. Shareholders of record as of the close of the Record Date are entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof. You are being asked to participate at the Special Meeting either virtually or by proxy. If you attend the Special Meeting and are a shareholder of record as of the close of business on the Record Date, you may vote your shares at the Special Meeting. The Board recommends that you cast your vote “FOR” the proposed Reorganization. Regardless of whether you plan to attend the Special Meeting, please complete, date, sign and return promptly in the enclosed envelope the accompanying proxy. This is important to ensure a quorum at the Special Meeting.

In addition to authorizing a proxy to vote by mail, you may also authorize a proxy to vote your shares via the Internet or telephone as follows:

To vote by the Internet:

(1) Read the Proxy Statement/Prospectus and have the enclosed proxy card at hand.

(2) Go to the website that appears on the enclosed proxy card.

(3) Enter the control number set forth on the enclosed proxy card and follow the simple instructions.

To vote by telephone:

(1) Read the Proxy Statement/Prospectus and have the enclosed proxy card at hand.

(2) Refer to the toll-free number that appears on the enclosed proxy card.

(3) Follow the instructions.

We encourage you to authorize a proxy to vote your shares via the Internet using the control number that appears on your enclosed proxy card. Use of Internet voting will reduce the time and costs associated with this proxy solicitation. Whichever method you choose, please read the enclosed Proxy Statement/Prospectus carefully before you vote. If you should have any questions, we encourage you to call us at (855) 777-8001. As always, we appreciate your support.

Sincerely,

/s/ Brian F. Hurley

BRIAN F. HURLEY

President of Center Coast Brookfield MLP & Energy Infrastructure Fund

QUESTIONS & ANSWERS

Important Information for Shareholders

Although we recommend that you read the entire Proxy Statement/Prospectus, for your convenience, we have provided a brief overview of the issues to be voted on.

Q:	Why am I receiving the enclosed Proxy Statement/Prospectus?

A:	You are a shareholder of Center Coast Brookfield MLP & Energy Infrastructure Fund (the “Target Fund” or “CEN”), a closed-end management investment company formed as a Delaware statutory trust. The Target Fund’s shareholders are being asked to vote on a proposal to approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) between the Target Fund and Brookfield Investment Funds (the “Acquiring Trust”), on behalf of Center Coast Brookfield Midstream Focus Fund (the “Acquiring Fund” or “FOCUS” and, together with the Target Fund, the “Funds”), providing for the reorganization of the Target Fund into the Acquiring Fund. The Acquiring Fund is an existing series of the Acquiring Trust, an open-end management investment company organized as a Delaware statutory trust.

The Acquiring Fund, following completion of the Reorganization, may be referred to herein as the “Combined Fund.”

The Target Fund’s Board of Trustees (the “Target Board”) recommends that you vote “FOR” the proposed Reorganization Agreement.

Q:	Why is the Reorganization being recommended by the Target Board?

A:	After careful consideration, the Trustees of the Target Board have determined that the proposed Reorganization is in the best interests of the Target Fund and that the interests of existing shareholders of the Target Fund will not be diluted as a result of the Reorganization. In particular, the Target Board has determined, among other things, that shareholders of the Target Fund may benefit from (i) the ability to achieve liquidity for their shares at net asset value, while being invested in the Acquiring Fund, which has a substantially similar investment objective and substantially similar investment strategies as the Target Fund, (ii) the combination of the Target Fund’s assets would be combined with the significantly larger asset base of the Acquiring Fund, (iii) continuity of management of shareholder assets by the same management team, and (iv) potential operational cost savings over time as a result of the larger size of the Combined Fund.

See “Synopsis—Background and Reasons for the Proposed Reorganization” and “Information About the Reorganization— Board Approval of the Reorganization” in the enclosed Proxy Statement/Prospectus for additional information regarding the Target Board’s considerations in approving the Reorganization.

Q:	How will the Reorganization work?

A:	Subject to the approval of the shareholders of the Target Fund, the Reorganization Agreement provides for the reorganization of the Target Fund into the Acquiring Fund, pursuant to which the Acquiring Fund will acquire all of the assets of the Target Fund on the closing date in consideration for the assumption by the Acquiring Fund of all liabilities of the Target Fund and Class I Shares of the Acquiring Fund.

Shareholders of the Target Fund at the time of the Reorganization will become holders of shares of the Acquiring Fund.

If the Reorganization Agreement is approved by the Target Fund’s shareholders at the Special Meeting of Shareholders to be held on August 16, 2023, at 8:30 a.m., Eastern Time (the “Special Meeting”), the Reorganization is expected to occur during the fourth quarter of 2023.

As soon as practicable following the completion of the Reorganization, the Target Fund will dissolve.

i

Q:	Who is eligible to vote on the Reorganization?

A:	Shareholders of record of the Target Fund at the close of business on May 26, 2023, (the “Record Date”) are entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof. If you held Target Fund shares on the Record Date, you have the right to vote even if you later sold your shares. Each share is entitled to one vote. Shares represented by properly executed proxies, unless the proxies are revoked before or at the Special Meeting, will be voted according to shareholders’ instructions. If you date, sign and return a proxy but do not fill in a vote, your shares will be voted “FOR” the Reorganization. If any other business properly comes before the Special Meeting, your shares will be voted at the discretion of the persons named as proxies.

Q:	How will the Reorganization affect Target Fund shareholders?

A:	Upon the closing of the Reorganization, shareholders of the Target Fund, a closed-end investment company, will become holders of Class I Shares of the Acquiring Fund, a series of an open-end investment company (commonly referred to as a “mutual fund”). The number of Class I Shares that shareholders of the Target Fund receive will be based on the net asset value of the Target Fund relative to the net asset value of Class I Shares of the Acquiring Fund. The aggregate net asset value of the Acquiring Fund’s Class I Shares received by Target Fund shareholders will be equal to the aggregate net asset value of the shares of the Target Fund held by its shareholders, in each case as of the close of business on the business day immediately prior to the closing date of the Reorganization.

Shares of the Target Fund are no longer offered for purchase and are not redeemable at a shareholder’s option like shares of a mutual fund. Shares of the Acquiring Fund can be purchased and sold (redeemed) directly from the Acquiring Fund or through financial intermediaries at net asset value, less any applicable charges. Following the completion of the Reorganization, Target Fund shareholders (as shareholders of the Acquiring Fund), will be able to redeem shares received in the Reorganization at net asset value on each day the Acquiring Fund is open for business.

Q:	Are there any disadvantages to the Reorganization?

A:	The Reorganization presents certain disadvantages. Closed-end funds typically do not engage in a continuous offering of new shares, and the common shares of closed-end funds are not redeemable. As a result, closed-end funds operate with a relatively fixed capitalization and may keep their assets more fully invested and make investment decisions without having to adjust for cash inflows and outflows from continuing sales and redemptions of their shares. In contrast, open-end funds, such as the Acquiring Fund, engage in a continuous offering of new shares, which allows them to continuously raise new assets. However, in order to satisfy redemption requests, open-end funds generally are required to hold a higher cash position than closed-end funds and may be forced to sell portfolio securities at disadvantageous times or prices.

If the Reorganization is consummated, Target Fund shareholders will no longer be able to take advantage of a closed-end fund’s ability to use a higher percentage of leverage to increase earnings. Unlike a closed-end fund, the Acquiring Fund is not permitted to invest without limit in illiquid investments, as open-end funds are subject to daily redemptions and regulatory limitations on illiquid investments, as further discussed below.

Q:	What are the principal differences between an open-end investment company and a closed-end investment company?

A:	Closed-end investment companies typically do not engage in a continuous offering of new shares, and the common shares of closed-end funds are not redeemable.

In contrast, open-end investment companies, such as the Acquiring Fund, engage in a continuous offering of new shares. Shares of open-end funds can be purchased and sold (redeemed) directly from the fund, or through financial intermediaries, at net asset value, less any applicable charges.

Certain additional differences exist between how closed-end funds and open-end funds are permitted to operate under the Investment Company Act of 1940, as amended (the “1940 Act”). Open-end funds, such as the Acquiring Fund, are subject to Rule 22e-4 under the 1940 Act, which prohibits them from investing more than 15% of their net assets in illiquid investments (the “15% Illiquid Investment Limit”). Closed-end funds are not subject to Rule 22e-4, and the Target Fund may invest in illiquid investments without limit, although the Target Fund currently does not have more than 15% of its assets invested in illiquid investments. Following the Reorganization, the Combined Fund’s illiquid investments will not exceed the 15% Illiquid Investment Limit.

In addition, closed-end funds are permitted to use leverage to a greater extent than open-end funds and may issue preferred shares and debt securities in addition to common shares. The Acquiring Fund, as an open-end fund, is managed utilizing less leverage and with higher cash balances than the Target Fund, which is a closed-end fund. Due to limitations on the use of leverage by open-end funds, the Combined Fund’s yield is expected to be lower than the Target Fund’s current yield.

Q:	Will Target Fund shareholders who redeem Acquiring Fund shares after the Reorganization be charged a redemption fee?

A:	No. Shareholders of the Target Fund who receive Class I Shares of the Acquiring Fund in the Reorganization will not be charged a redemption fee when redeeming those shares of the Acquiring Fund.

Q:	Will I have to pay any sales charge, commission or other similar fee in connection with the Reorganization?

A:	No. You will not have to pay any sales charge, commission or other similar fee in connection with the Reorganization. As more fully discussed in the Proxy Statement/Prospectus, no initial sales charge or contingent deferred sales charges will be imposed on the Class I Shares of the Acquiring Fund received in connection with the Reorganization. Class I Shares or any other class of shares of the Combined Fund purchased after the Reorganization will be subject to the standard fee structure applicable to such class.

Q:	How do the Funds’ investment objectives and principal investment strategies compare?

A:	The Acquiring Fund’s investment objective is substantially similar to that of the Target Fund. The investment objective of the Acquiring Fund is to seek maximum total return with an emphasis on providing cash distributions to shareholders. The investment objective of the Target Fund is to provide a high level of total return with an emphasis on distributions to shareholders. The “total return” sought by the Funds includes appreciation in the net asset value of each Fund’s common shares and all distributions made by each Fund to its common shareholders, regardless of tax characterization of such distributions, including distributions paid out of the distributions received by a Fund from its portfolio investments, but characterized as a return of capital for U.S. federal income tax purposes as a result of the tax characterization of the distributions received by the Fund from the MLPs (as defined below) in which the Fund invests. Each Fund’s principal investment strategies and principal investment risks are substantially similar, although there are some differences.

Both the Acquiring Fund and the Target Fund have “80%” investment policies as described below. Under normal circumstances, the Acquiring Fund invests at least 80% of its net assets (including amounts borrowed for investment purposes) in a portfolio of master limited partnerships (“MLPs”) and in other investments that have economic characteristics similar to such securities (collectively, “midstream investments”). The Acquiring Fund also concentrates (i.e., invests more than 25% of its total assets) in securities of companies in each of the energy infrastructure industry and the energy industry, and the Acquiring Fund intends to make the majority of its investments in “midstream” securities, including MLPs. The Target Fund seeks to achieve its investment objective by investing primarily in a portfolio of MLPs and energy infrastructure companies. Under normal market conditions, the Target Fund invests at least 80% of its Managed Assets in securities of MLPs and energy infrastructure companies. “Managed Assets” means the total assets of the Fund, including the assets attributable to the proceeds from any forms of financial leverage (including reverse repurchase agreements, dollar rolls or similar transactions or through a combination of the foregoing), minus liabilities, other than liabilities related to any financial leverage. In addition, the Target Fund may invest up to 20% of its Managed Assets in unregistered or restricted securities, including securities issued by private energy infrastructure companies. The Target Fund also concentrates (i.e., invests more than 25% of its total assets) its investments in the industry or group of industries constituting the energy sector, and the Target Fund expects that under normal market conditions a significant portion of its investments will be in “midstream” MLPs.

Both the Acquiring Fund and the Target Fund consider “midstream investments” to encompass a wide range of companies engaged in the energy infrastructure industry and include companies engaged in midstream activities, such as the treatment, gathering, compression, processing, transportation, transmission, fractionation, storage and terminalling of natural gas, natural gas liquids, crude oil and refined products, as well as other energy infrastructure companies including electrical transmission companies and utilities, and companies engaged in owning, storing and transporting alternative energy sources, such as renewables (e.g., wind, solar, hydrogen, geothermal, biomass).

Both Funds may invest in non-investment grade bonds (high yield or junk bonds) and foreign securities, which may include depositary receipts. While not part of their principal investment strategies, both Funds may invest in exchange-traded notes and are permitted to utilize derivatives. Both Funds are also permitted to invest in securities of other open-or closed-end investment companies, subject to applicable regulatory limits. Each Fund is non-diversified, which means they both may focus their investments in a limited number of issuers.

While the Acquiring Fund may invest up to 15% of its net assets in illiquid securities, the Target Fund may invest up to 20% of its Managed Assets in unregistered or restricted securities, including securities issued by private energy infrastructure companies.

While both Funds’ strategies focus on investments in MLPs and “midstream investments,” the Target Fund may employ a more opportunistic strategy in which it seeks to invest in special situations, including private opportunistic investments, as the Target Fund may allocate up to 20% of its portfolio to private investment opportunities. The Acquiring Fund does not have a similar principal investment strategy.

The Target Fund, as a closed-end fund, is permitted to use leverage to a greater extent than the Acquiring Fund. The Target Fund may use leverage by investing in reverse repurchase agreements or other derivative instruments with leverage embedded in them and by borrowing funds from banks or other financial institutions. The Acquiring Fund may also use derivatives for leverage.

The Acquiring Fund generally sells an investment if it determines that the characteristics that resulted in the original purchase decision have changed materially, the investment is no longer earning a return commensurate with its risk, it identifies other investments with more attractive valuations and return characteristics, or the Fund requires cash to meet redemption requests. The Target Fund does not have a similar principal investment strategy.

See “Synopsis––Comparison of the Funds” and “Synopsis––Comparative Risk Information” in the enclosed Proxy Statement/Prospectus for a more complete discussion of the similarities and differences between the Funds’ investment objectives, principal investment strategies and principal investment risks.

Each of the Target Board and the Board of Trustees of the Acquiring Trust (the “Acquiring Board,” and together with the Target Board, the “Boards”) considered the principal differences in the investment strategies and risks between the Target Fund and the Acquiring Fund.

Q:	Who manages the Acquiring Fund?

A:	Brookfield serves as investment adviser to the Acquiring Fund and the Target Fund and will serve as investment adviser to the Combined Fund. The management of, and investment decisions for, the Acquiring Fund and the Target Fund are made by Messrs. Tom Miller, Boran Buturovic, and Joe Herman, each of whom will serve as a portfolio manager of the Combined Fund.

The Acquiring Board is comprised of the same individuals who serve on the Target Board.

Q:	How will the Reorganization impact fees and expenses?

A:	The fee and expense structure of the Funds differ, in part, because of operational and regulatory differences between open-end funds and closed-end funds. The Acquiring Fund pays a contractual advisory fee to the Adviser at an annual rate of 1.00% of the Acquiring Fund’s average daily net assets, and its allocable portion of an annual sub-administration fee payable to U.S. Bancorp Fund Services, LLC (“USBFS” or the “Sub-Administrator”) pursuant to a sub-administration agreement, based upon the average net assets within the Brookfield fund complex of: 0.04% on the first $2 billion, 0.035% on the next $2 billion, 0.03% on the next $2.5 billion and 0.02% on the remaining assets, with a minimum annual fee for the Brookfield fund complex of $534,000. The Acquiring Fund does not pay a separate administration fee to the Adviser. The Target Fund pays a contractual advisory fee to the Adviser in an annual amount equal to 1.00% of the Target Fund’s average daily Managed Assets, and an administration fee payable to the Adviser pursuant to an administration agreement in an annual amount equal to 0.15% of the Target Fund’s average weekly Managed Assets. The Adviser entered into a sub-administration agreement with USBFS on behalf of the Target Fund. The Adviser is responsible for any fees due to the Sub-Administrator for any administrative services performed on behalf of the Target Fund. Additionally, Class A and Class C shares of the Acquiring Fund are subject to an ongoing Rule 12b-1 service fee at an annual rate of 25 basis points (0.25%) and 100 basis points (1.00%) respectively, while the Target Fund’s shares are not subject to any such ongoing Rule 12b-1 fees. The fee and expense structure of the Acquiring Fund will apply following the Reorganization.

Assuming the Reorganization had taken place on March 31, 2023, the Acquiring Fund’s shares would have (A) total annual fund operating expenses that are estimated to be lower than those of the Target Fund’s shares prior to the Reorganization, and (B) after giving effect to all contractual fee and expense waivers and/or reimbursements that Brookfield has agreed to continue through January 28, 2025, net annual fund operating expenses that are estimated to be lower than those of the Target Fund’s shares prior to the Reorganization. See “Synopsis––Comparative Fee and Expense Information” on page 13 of the Proxy Statement/Prospectus. See also “Will the Funds have to pay any fees or expenses in connection with the Reorganization?” on page vi below.

Q:	Will the portfolio of the Target Fund be repositioned in connection with the Reorganization?

A:	No. The portfolio managers of the Acquiring Fund have reviewed the portfolio holdings of the Target Fund and, as of May 31, 2023, all the securities held by the Target Fund comply with the compliance guidelines and/or investment restrictions of the Acquiring Fund. As a result, the Adviser will not reposition the portfolio securities held by the Funds in connection with the Reorganization.

Q:	Will the Reorganization constitute a taxable event for the Target Fund’s shareholders?

A:	No. The Reorganization is intended to qualify as a tax-free “reorganization” for federal income tax purposes. It is expected that shareholders of the Target Fund who receive Acquiring Fund shares pursuant to the Reorganization will recognize no gain or loss for federal income tax purposes as a direct result of the Reorganization. Prior to the closing of the Reorganization, the Target Fund expects to declare a distribution of all of its net investment income and net capital gains, if any. All or a portion of such a distribution may be taxable to the Target Fund’s shareholders for federal income tax purposes. To the extent the Target Fund realizes net losses from the sale of portfolio securities in connection with the portfolio repositioning described above (or otherwise), the net capital gain to be distributed by the Target Fund will be reduced. In the event the Target Fund realizes income or gain as a result of such sales, the net capital gain to be distributed by the Target Fund will be increased if such income or gain cannot be offset by available capital loss carryforwards. To the extent that additional portfolio investments of the Acquiring Fund are sold after the Reorganization in order to meet redemption requests from former shareholders of the Target Fund, the Acquiring Fund may recognize gains or losses, which may result in taxable distributions to shareholders of the Acquiring Fund (including former shareholders of the Target Fund).

You may wish to consult with your tax adviser concerning the tax consequences of the Reorganization.

v

Q:	Will the Funds have to pay any fees or expenses in connection with the Reorganization?

A:	The Acquiring Fund and the Target Fund will each bear, in proportion to their net assets, the costs associated with the Reorganization, which are estimated to be $541,000 (including auditor and legal fees and the costs of preparing and filing the enclosed Proxy Statement/Prospectus, including the costs of the proxy solicitation payable to AST Fund Solutions, LLC that are estimated to be $115,000). These estimated expenses will be borne indirectly by the Funds’ shareholders regardless of whether the Reorganization is consummated.

Q:	What happens if shareholders of the Target Fund do not approve the Reorganization Agreement?

A:	If shareholders of the Target Fund do not approve the Reorganization Agreement, the Reorganization will not occur and the Target Fund would continue to operate as a closed-end fund. The Target Board may consider other alternatives for the Target Fund, which may include seeking a reorganization with a different fund, the liquidation of the Target Fund or continuing current operations of the Target Fund.

Q:	How does the Target Board suggest that I vote?

A:	As stated above, the Target Board recommends that you vote “FOR” the Reorganization Agreement.

Q:	When and where will the Special meeting be held?

A:	The Special Meeting will be held in a virtual-only format on August 16, 2023, at 8:30 a.m., Eastern Time.

The meeting will be a virtual meeting. If you are a registered holder, and wish to attend and vote at the Meeting, please send an email including your full name and address to the Fund’s proxy solicitor, AST Fund Solutions, LLC (“AST”), at attendameeting@astfinancial.com with “Center Coast Brookfield MLP & Energy Infrastructure Fund virtual meeting” in the subject line. After receiving this information, AST will then email you the virtual meeting access information and instructions for voting during the Meeting. If you hold common shares of beneficial interest through a bank or broker, you will receive information regarding how to instruct your bank or broker to cast your vote. In addition, if you hold common shares of beneficial interest through a bank or broker and wish to attend and vote at the Meeting, you must first obtain a legal proxy from your financial intermediary reflecting the Fund’s name, the number of shares you held as of the date of record, May 26, 2023, as well as your name and address. You may forward an email from your intermediary containing the legal proxy or attach an image of the legal proxy via email to AST at attendameeting@astfinancial.com with “Legal Proxy” in the subject line. After receiving this information, AST will then email you the virtual meeting access information and instructions for voting during the Meeting.

Q:	How do I vote my shares?

A:	If your shares are held in “Street Name” by a broker or bank, you will receive information regarding how to instruct your bank or broker to cast your votes. If you are shareholders of record, you may authorize a proxy to vote your shares by mail, phone, or internet or you may vote at the Special Meeting. To authorize a proxy to vote your shares by mail, please mark your vote on the enclosed proxy card and sign, date and return the card in the postage-paid envelope provided. If you choose to authorize a proxy to vote your shares by phone or internet, please refer to the instructions found on the proxy card accompanying this Proxy Statement/Prospectus. To authorize a proxy to vote your shares by phone or internet, you will need the “control number” that appears on the proxy card.

Q:	Whom do I contact for further information?

A:	If you need any assistance or have any questions regarding the proposals or how to vote your shares, please call AST Fund Solutions, LLC (“AST Fund Solutions”), the Funds’ proxy solicitor, at (855) 777-8001 with your proxy material.

Q:	Will anyone contact me?

A:	You may receive a call from AST Fund Solutions to verify that you received your proxy materials, to answer any questions you may have about the proposals and to encourage you to vote your proxy.

Please authorize your proxy now. Your vote is very important.

To avoid the wasteful and unnecessary expense of further solicitation, we urge you to indicate your voting instructions on the enclosed proxy card(s), date and sign it and return it promptly in the envelope provided, or record your voting instructions by telephone or via the Internet, no matter how large or small your holdings may be. If you submit a properly executed proxy but do not indicate how you wish your shares of common stock to be voted, your shares will be voted “FOR” each Proposal, as applicable. If your shares are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares of common stock at the Special Meeting.

CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND

Brookfield Place, 250 Vesey Street
New York, New York 10281-1023

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON AUGUST 16, 2023

To the Shareholders of Center Coast Brookfield MLP & Energy Infrastructure Fund:

Notice is hereby given that a Special Meeting of Shareholders (the “Special Meeting”) of Center Coast Brookfield MLP & Energy Infrastructure Fund (“CEN” or the “Target Fund”), a closed-end management investment company formed as a Delaware statutory trust, will be held virtually on August 16, 2023, at 8:30 a.m., Eastern Time, for the following purposes:

•	To consider and approve an Agreement and Plan of Reorganization, as it may be amended from time to time (the “Reorganization Agreement”), which provides for (i) the transfer of all of the assets of the Target Fund to the Center Coast Brookfield Midstream Focus Fund (the “Acquiring Fund” or “FOCUS”), a series of Brookfield Investment Funds, in exchange for the assumption by the Acquiring Fund of all liabilities of the Target Fund and the issuance to the Target Fund of shares of the Acquiring Fund; (ii) the distribution of such shares of the Acquiring Fund to the shareholders of the Target Fund; and (iii) the termination, dissolution and complete liquidation of the Target Fund; and

•	To transact such other business as may properly come before the Special Meeting.

The Meeting will be held in a virtual meeting format only. Shareholders will not be able to attend the Meeting in person. In order to participate in and vote at the Special Meeting, shareholders of record as of the close of business on May 26, 2023 (the “Record Date”) need to register for the Meeting. If you are a registered holder, and wish to attend and vote at the Meeting, please send an email including your full name and address to the Fund’s proxy solicitor, AST Fund Solutions, LLC (“AST”), at attendameeting@astfinancial.com with “Center Coast Brookfield MLP & Energy Infrastructure Fund virtual meeting” in the subject line. After receiving this information, AST will then email you the virtual meeting access information and instructions for voting during the Meeting. If you hold common shares of beneficial interest through a bank or broker, you will receive information regarding how to instruct your bank or broker to cast your vote. In addition, if you hold common shares of beneficial interest through a bank or broker and wish to attend and vote at the Meeting, you must first obtain a legal proxy from your financial intermediary reflecting the Fund’s name, the number of shares you held as of the Record Date, as well as your name and address. You may forward an email from your intermediary containing the legal proxy or attach an image of the legal proxy via email to AST at attendameeting@astfinancial.com with “Legal Proxy” in the subject line. After receiving this information, AST will then email you the virtual meeting access information and instructions for voting during the Meeting.

Shareholders of record as of the close of the Record Date are entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof. You are being asked to participate in the Special Meeting either virtually or by proxy. If you attend the Special Meeting and are a shareholder of record as of the close of business on the Record Date, you may vote your shares at the Special Meeting. The Board recommends that you cast your vote “FOR” the proposed Reorganization. Regardless of whether you plan to attend the Special Meeting, please complete, date, sign and return promptly in the enclosed envelope the accompanying proxy. This is important to ensure a quorum at the Special Meeting.

In addition to authorizing a proxy to vote by mail, you may also authorize a proxy to vote your shares via the Internet or telephone as follows:

To vote by the Internet:

(1) Read the Proxy Statement/Prospectus and have the enclosed proxy card at hand.

(2) Go to the website that appears on the enclosed proxy card.

(3) Enter the control number set forth on the enclosed proxy card and follow the simple instructions.

To vote by telephone:

(1) Read the Proxy Statement/Prospectus and have the enclosed proxy card at hand.

(2) Refer to the toll-free number that appears on the enclosed proxy card.

(3) Follow the instructions.

We encourage you to authorize a proxy to vote your shares via the Internet using the control number that appears on your enclosed proxy card. Use of Internet voting will reduce the time and costs associated with this proxy solicitation. Whichever method you choose, please read the enclosed Proxy Statement/Prospectus carefully before you vote. If you should have any questions, we encourage you to call us at (855) 777-8001.

By Order of the Board of Trustees of the Target Fund

/s/ Craig Ruckman

Craig Ruckman

Secretary of Center Coast Brookfield MLP & Energy Infrastructure Fund

[__], 2023

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 16, 2023

The Fund’s Notice of Special Meeting of Shareholders, Proxy Statement and Form of Proxy are available on the Internet at https://publicsecurities.brookfield.com/en.

WE NEED YOUR PROXY VOTE IMMEDIATELY.

YOU MAY THINK YOUR VOTE IS NOT IMPORTANT, BUT IT IS VITAL. AT THE MEETING OF SHAREHOLDERS THE FUND WILL BE UNABLE TO CONDUCT ANY BUSINESS IF LESS THAN A MAJORITY OF THE VOTES ENTITLED TO VOTE ARE REPRESENTED. IN THAT EVENT, THE MEETING MAY BE ADJOURNED AND THE FUND, AT THE SHAREHOLDERS’ EXPENSE, WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD IMMEDIATELY. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

Instructions for Signing Proxy Cards

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1.            Individual Accounts. Sign your name exactly as it appears in the registration on the proxy card.

2.            Joint Accounts. Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration.

3.            All Other Accounts. The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp.	ABC Corp. (by John Doe, Treasurer)
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Director
Trust Accounts
(1) ABC Trust	Jane B. Doe, Director
(2) Jane B. Doe, Director u/t/d 12/28/78	Jane B. Doe
Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) John B. Smith	John B. Smith, Jr., Executor

YOUR VOTE IS IMPORTANT.

PLEASE AUTHORIZE A PROXY TO VOTE YOUR SHARES PROMPTLY, NO MATTER HOW MANY SHARES YOU OWN.

10

The information contained in this Proxy Statement/Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Proxy Statement/Prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED JUNE 30, 2023

PROXY STATEMENT/PROSPECTUS

Dated [__], 2023

relating to the reorganization of

CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND
into
CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND,
a series of Brookfield Investment Funds

Brookfield Place
250 Vesey Street
New York, New York 10281-1023
(855) 777-8001

This Proxy Statement/Prospectus is being furnished to shareholders of Center Coast Brookfield MLP & Energy Infrastructure Fund (the “Target Fund” or “CEN”), a closed-end management investment company, in connection with the solicitation of proxies by the Target Fund’s Board of Trustees (the “Target Board”) for use at the Special Meeting of Shareholders of the Target Fund to be held on August 16, 2023, at 8:30 a.m. (Eastern Time) and at any and all adjournments or postponements thereof (the “Special Meeting”), to consider a proposal to approve an Agreement and Plan of Reorganization, as it may be amended from time to time (the “Reorganization Agreement”), pursuant to which the Target Fund would transfer all of its assets to the Center Coast Brookfield Midstream Focus Fund (the “Acquiring Fund” or “FOCUS”), a series of Brookfield Investment Funds (the “Acquiring Trust”), an open-end management investment company, in exchange for the assumption by the Acquiring Fund of all liabilities of the Target Fund and shares of the Acquiring Fund, as detailed in the Reorganization Agreement, which shares will be distributed by the Target Fund to the holders of its shares on a pro rata basis in complete liquidation thereof. The Target Fund and the Acquiring Trust were each formed as a Delaware statutory trust. The Target Fund and the Acquiring Fund are referred to herein collectively as the “Funds” and each individually as a “Fund.” Because the Target Board and the Board of Trustees of the Acquiring Trust (the “Acquiring Board”) are each comprised of the same persons, the Target Board and the Acquiring Board are referred to herein collectively as the “Board” when acting on behalf of both the Target Fund and the Acquiring Fund, and the members of the Board are referred to herein as the “Trustees” and each individually as a “Trustee.” The enclosed proxy card or voting instruction form and this Proxy Statement/Prospectus are first being sent to shareholders of the Target Fund on or about [__], 2023. Shareholders of record of the Target Fund as of the close of business on May 26, 2023 (the “Record Date”) are entitled to notice of and to vote at the Special Meeting and any and all adjournments or postponements thereof.

The Proxy Statement/Prospectus explains concisely what you should know before voting on the proposed Reorganization Agreement described in the Proxy Statement/Prospectus, and constitutes an offering of shares of beneficial interest of the Acquiring Fund. Please read it carefully and keep it for future reference.

This Proxy Statement/Prospectus is only being delivered to shareholders of the Target Fund.

The securities offered by this Proxy Statement/Prospectus have not been approved or disapproved by the Securities and Exchange Commission (“SEC”), nor has the SEC passed upon the accuracy or adequacy of this Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

i

On the matters coming before the Special Meeting as to which a choice has been specified by shareholders on the accompanying proxy card or voting instruction form, the Target Fund’s shares will be voted accordingly where such proxy card or voting instruction form is properly executed, timely received and not properly revoked (pursuant to the instructions below). If a proxy is returned and no choice is specified, the shares will be voted “FOR” the proposal. Shareholders of the Target Fund who execute proxies or provide voting instructions by telephone or by Internet may revoke them at any time before a vote is taken on a proposal by filing with the Target Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Special Meeting and voting at the Special Meeting. A prior proxy can also be revoked by voting again through the toll-free number or the Internet address listed in the proxy card or voting instruction form. However, merely attending the Special Meeting will not revoke any previously submitted vote.

At the Special Meeting, the Target Fund’s shareholders will be asked to approve the proposal described below:

1.	To consider and approve the Reorganization Agreement which provides for (i) the transfer of all of the assets of the Target Fund to the Acquiring Fund, a series of the Acquiring Trust, in exchange for the assumption by the Acquiring Fund of all liabilities of the Target Fund and the issuance to the Target Fund of shares of the Acquiring Fund; (ii) the distribution of such shares of the Acquiring Fund to the shareholders of the Target Fund; and (iii) the termination, dissolution and complete liquidation of the Target Fund.

A quorum of shareholders is required to take action at the Special Meeting. The holding of a majority of the Target Fund’s shares entitled to vote at the Special Meeting, present at the Special Meeting or by proxy, will constitute a quorum of shareholders at the Special Meeting. Votes cast at the Special Meeting or by proxy will be tabulated by the inspectors of election appointed for the Special Meeting. The inspectors of election will determine whether or not a quorum is present at the Special Meeting. If a shareholder abstains from voting as to any matter, then the shares represented by such abstention will be treated as shares that are present at the Special Meeting for purposes of determining the existence of a quorum. As such, all proxies voted, including abstentions, will be counted toward establishing a quorum. Abstentions, however, will have the effect of votes against the proposal. Abstentions will have no effect on the outcome of a vote on adjournment. For shares held by brokers or nominees, if the beneficial owner of the shares does not provide voting instructions to its broker, the broker is not permitted to give a proxy with respect to such beneficial owner’s shares and accordingly such shares will not count as present for purposes of quorum, or as votes cast.

The Reorganization Agreement is required to be approved by the affirmative vote of (i) 67% or more of the Target Fund’s voting securities present at the Special Meeting, if the holders of more than 50% of the Target Fund’s outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the Target Fund’s outstanding voting securities, whichever is less. As of the Record Date, there were 4,929,945 shares of the Target Fund outstanding.

Those persons who were shareholders of record of the Target Fund as of the close of business on the Record Date will be entitled to one vote for each share held and a proportionate fractional vote for each fractional share held.

Shareholders will not be able to attend the Meeting in person. In order to participate in and vote at the Special Meeting, shareholders of record as of the close of business on May 26, 2023, (the “Record Date”) need to register for the Meeting. If you are a registered holder, and wish to attend and vote at the Meeting, please send an email including your full name and address to the Fund’s proxy solicitor, AST Fund Solutions, LLC (“AST”), at attendameeting@astfinancial.com with “Center Coast Brookfield MLP & Energy Infrastructure Fund virtual meeting” in the subject line. After receiving this information, AST will then email you the virtual meeting access information and instructions for voting during the Meeting. If you hold common shares of beneficial interest through a bank or broker, you will receive information regarding how to instruct your bank or broker to cast your vote. In addition, if you hold common shares of beneficial interest through a bank or broker and wish to attend and vote at the Meeting, you must first obtain a legal proxy from your financial intermediary reflecting the Fund’s name, the number of shares you held as of the Record Date, as well as your name and address. You may forward an email from your intermediary containing the legal proxy or attach an image of the legal proxy via email to AST at attendameeting@astfinancial.com with “Legal Proxy” in the subject line. After receiving this information, AST will then email you the virtual meeting access information and instructions for voting during the Meeting. Before the Special Meeting, I would like to provide you with additional background and ask for your vote on an important proposal affecting CEN.

ii

Even if you plan to attend the Special Meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by signing and dating each proxy card or voting instruction form you receive, and if received by mail, returning it in the accompanying postage-paid return envelope.

The following documents containing additional information about each Fund, each having been filed with the SEC, are incorporated by reference into (legally form a part of) this Proxy Statement/Prospectus:

•	the Statement of Additional Information dated [__], 2023, relating to this Proxy Statement/Prospectus;

•	the Annual Report to the shareholders of the Target Fund for the fiscal year ended September 30, 2022;

•	the Prospectus relating to the shares of the Acquiring Fund, dated January 30, 2023, as supplemented (the “Acquiring Fund Prospectus”);

•	the Statement of Additional Information relating to shares of the Acquiring Fund, dated January 30, 2023, as supplemented (the “Acquiring Fund SAI”); and

•	the Annual Report to shareholders of the Acquiring Fund for the fiscal year ended September 30, 2022;

No other parts of the Funds’ or any other fund’s Annual Reports are incorporated by reference herein.

Copies of the foregoing may be obtained without charge by calling (855) 777-8001 or writing to the Fund are Brookfield Place, 250 Vesey Street, New York, New York 10281-1023. The foregoing documents are available on the EDGAR Database on the SEC’s website at www.sec.gov.

Each Fund is subject to the informational requirements of the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act” or the “Investment Company Act”), and in accordance therewith, files reports, information statements, proxy materials and other information with the SEC. Materials filed with the SEC can be viewed and downloaded from the SEC’s website at www.sec.gov.

Please note that only one copy of shareholder documents, including annual or semi-annual reports and proxy materials, maybe delivered to two or more shareholders of the Target Fund who share an address, unless the Target Fund has received instructions to the contrary. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. To request a separate copy of any shareholder document or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact the Target Fund at the address and phone number set forth above.

Shares of the Acquiring Fund, an open-end fund, are purchased and redeemed directly from the Acquiring Fund, or through financial intermediaries, at net asset value, less any applicable charges. Target Fund shares are no longer available for purchase and are not redeemable.

This Proxy Statement/Prospectus serves as a prospectus of the Acquiring Fund in connection with the issuance of the shares of the Acquiring Fund in the Reorganization. In this connection, no person has been authorized to give any information or make any representation not contained in this Proxy Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Proxy Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

The date of this Proxy Statement/Prospectus is [__], 2023.

iii

TABLE OF CONTENTS

Page

SYNOPSIS	1
Background and Reasons for the Proposed Reorganization	1
The Reorganization	3
Material Federal Income Tax Consequences of the Reorganization	3
Comparison of the Funds	4
Comparative Fee and Expense Information	13
Comparative Performance Information	15
Comparison of Fund Structures	17
Comparative Risk Information	19
FINANCIAL HIGHLIGHTS	27
INFORMATION ABOUT THE REORGANIZATION	31
Terms of the Reorganization	31
Board Approval of the Reorganization	31
Capitalization	34
Reorganization Expenses	34
Material Federal Income Tax Consequences	35
Shareholder Rights and Obligations	36
Shareholder Accounts and Plans; Share Certificates	36
Comparison of Funds’ Corporate Governance	37
ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND	40
General	40
Investment Objective, Investment Process, Principal Investment Strategies and Other Strategies	40
Investment Risks	42
Shareholder Information	54
Distributor	59
Payments to Financial Intermediaries	59
Rule 12b-1 Plans — (Class A And Class C Shares Only)	59
Pricing of Fund Shares	59
Purchase of Fund Shares	62
Redemption of Fund Shares	64
Exchange of Shares	66
Conversion of Shares Between Classes	67
Fund Mailings	67
Householding	68
Dividends and Distributions	68
Tools to Combat Frequent Transactions	68
Joint Notice of Privacy Policy	69
What Information Do We Collect?	69
What Is Our Privacy Policy?	70
How Do We Protect Client Information?	70
Contact Information	70

i

ADDITIONAL INFORMATION ABOUT THE TARGET FUND	71
General	71
Investment Objectives and Policies	71
Investment Risks	75
Recent Developments Regarding the Energy Sector	83
Debt Securities Risks	89
Description of Capital Shares	101
GENERAL INFORMATION	102
Shareholders of the Target Fund and the Acquiring Fund	102
Independent Registered Public Accounting Firm	103
Expenses of Proxy Solicitation	103
Shareholder Proposals	104
Shareholder Communications	104
Adjournments and Postponements	104
Other Information	104
APPENDIX A FORM OF AGREEMENT AND PLAN OF REORGANIZATION	A-1
APPENDIX B FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT RESTRICTIONS	B-1
APPENDIX C SALES CHARGE REDUCTIONS AND WAIVERS AVAILABLE THROUGH CERTAIN INTERMEDIARIES	C-1

ii

SYNOPSIS

The following is a summary of, and is qualified by reference to, the more complete information contained in this Proxy Statement/Prospectus and the information attached hereto or incorporated herein by reference, including the Form of Agreement and Plan of Reorganization attached as Appendix A. As discussed more fully below and elsewhere in this Proxy Statement/Prospectus, the Board believes the proposed Reorganization is in the best interests of the Target Fund and that the interests of the Target Fund’s existing shareholders would not be diluted as a result of the Reorganization, and the Board believes the proposed Reorganization is in the best interests of the Acquiring Fund and that the interests of the Acquiring Fund’s existing shareholders would not be diluted as a result of the Reorganization. If the Reorganization is approved and completed, shareholders of the Target Fund, a closed-end investment company, will become holders of Class I shares of the Acquiring Fund, an open-end investment company and a series of the Acquiring Trust.

The Acquiring Fund, following completion of the Reorganization, may be referred to as the “Combined Fund” in this Proxy Statement/Prospectus.

Shareholders should read the entire Proxy Statement/Prospectus carefully. See “Synopsis—Comparison of the Funds” beginning on page 4 and “Synopsis—Comparative Fee and Expense Information” beginning on page 13 for a comparison of investment policies, fees and expenses, and other matters. This Proxy Statement/Prospectus constitutes an offering of shares of the Acquiring Fund.

Background and Reasons for the Proposed Reorganization

At a meeting held on March 30, 2023 (the “Approval Meeting”), the Board considered the approval of the Reorganization Agreement with respect to each Fund. The Board, including all of the Trustees who are not “interested persons,” as defined in the1940 Act, of the Funds (the “Independent Board Members”), have approved the Reorganization Agreement. The Board has determined that the Reorganization is in the best interests of the Funds and that the interests of the Funds’ shareholders will not be diluted as a result of the Reorganization. The Board’s determinations were based on a comprehensive evaluation of the information provided to it. During the review, the Board did not identify any particular information or consideration that was all-important or controlling.

The Reorganization seeks to combine two funds that have substantially similar, but not identical, investment objectives. The Board, based upon its evaluation of all relevant information, anticipates that the Reorganization would benefit shareholders of CEN.

In considering the Reorganization, the Board reviewed substantial information provided by Brookfield Public Securities Group LLC (“Brookfield” or the “Adviser”), the investment adviser to the Funds. In considering such information, the Board took into account that in presenting this recommendation the Adviser may be subject to a conflict of interest, as the Adviser would realize certain operating efficiencies (such as reduced administrative and oversight burdens in managing one portfolio rather than two portfolios) and economies (such as the need for only one audit) if the Reorganization is consummated.

The Board also received a memorandum outlining, among other things, the legal standards and certain other considerations relevant to the Board’s deliberations. The Independent Trustees also discussed these matters in detail with its own independent counsel.

During the course of its deliberations in evaluating the proposed Reorganization in collaboration with Brookfield, the Board acknowledged that it had considered various strategic options for CEN seeking to advance and maximize shareholder value. This includes, without limitation, fund reorganizations within the Brookfield fund complex, reorganization opportunities with third parties, and strategic portfolio repositioning, including a potential sale of all or a part of CEN’s holding in KKR Eagle Co-Invest LP (“KKR Eagle”). At the Approval Meeting, Brookfield reported to the Board that, following an extensive process with a strategic advisor regarding potential sale opportunities for KKR Eagle, it had signed a purchase and sale agreement to sell CEN’s interest in KKR Eagle (which was later consummated on March 31, 2023). The Board determined, among other things, that following the sale of KKR Eagle, the proposed Reorganization was in the best interests of CEN shareholders. At the Approval Meeting, it was noted that Brookfield had entered into an agreement with CEN and Saba Capital Management, L.P. (“Saba”), CEN’s largest shareholder, on behalf of itself and other entities or accounts that it manages, whereby Saba has agreed to vote its shares in favor of the Reorganization.

After consideration of the above and several other factors, the Board, including all of the Independent Trustees, approved the Reorganization at a meeting held on March 30, 2023. In approving the proposed Reorganization, the Board, including the Independent Trustees, determined that the proposed Reorganization is in the best interests of the Funds and their shareholders and that the interests of the Funds’ shareholders will not be diluted with respect to the net asset value of the Funds as a result of the Reorganization. Before reaching these conclusions, the Board, including the Independent Trustees, engaged in a thorough review process relating to the proposed Reorganization.

In reaching its determinations with respect to the Reorganization, the Board considered a number of factors presented at the time of the Approval meeting, including, but not limited to, the following:

•	the Acquiring Fund’s investment objective is substantially similar to that of the Target Fund. Each Fund’s principal investment strategies are and principal investment risks are substantially similar. The Board considered the investment objective, strategies and risks of each Fund in approving the Reorganization. See “Synopsis––Comparison of the Funds”;

•	the Reorganization would provide an opportunity for liquidity to all of the Target Fund shareholders;

•	there would be continuity in portfolio management for shareholders of the Target Fund because the Adviser to the Target Fund will continue to manage the Combined Fund’s assets on a day-to-day basis, and that there is not expected to be any diminution in the nature, quality and extent of the services provided to shareholders after the Reorganization;

•	the Reorganization may generate a higher distribution rate for Target Fund shareholders, given the Acquiring Fund’s current distribution rate;

•	the Target Fund shareholders may benefit from the elimination of a persistent trading discount that the Target Fund has experienced over the last few years;

•	the Acquiring Fund shareholders may benefit from the increased capitalization of the Combined Fund, as it will offer the benefits of economies of scale;

•	the Reorganization may potentially result in operational cost savings over time as a result of the larger size of the Combined Fund. It is anticipated that Target Fund shareholders will experience a reduction in total annual fund operating expenses and that the Acquiring Fund shareholders will also see a modest reduction;

•	the Combined Fund is projected to have a return profile that is comparable to the Acquiring Fund;

•	the Reorganization would provide similar benefits as the conversion of the Target Fund into an open-end structure: namely, Target Fund shareholders who become shareholders of the Combined Fund would be permitted to redeem, purchase or exchange shares of the Combined Fund received in the Reorganization at the then-current net asset value;

•	assuming the Reorganization had taken place on September 30, 2022, the Combined Fund’s shares would have (A) total annual fund operating expenses that are estimated to be lower than those of the Target Fund’s shares prior to the Reorganization, and (B) after giving effect to all contractual fee and expense waivers and/or reimbursements that Brookfield has agreed to continue through January 30, 2024, net annual fund operating expenses are estimated to be lower than those of the Target Fund’s shares prior to the Reorganization;

•	the shareholders of the Target Fund will not pay an initial sales charge in connection with the receipt of shares of the Acquiring Fund in the Reorganization and such shares will not be subject to any redemption fees or contingent deferred sales charge. See “Synopsis––Comparison of the Funds”;

•	the Acquiring Fund, as an open-end fund rather than a closed-end fund, is managed utilizing less leverage than the Target Fund due to limitations on the use of leverage by an open-end fund. As a result, the Combined Fund’s yield is expected to be lower than the Target Fund’s current yield;

•	the Acquiring Fund, as an open-end fund, is prohibited from investing more than 15% of its net assets in illiquid investments and will normally be required to maintain higher cash balances than the Target Fund;

•	there is expected to be no gain or loss recognized by shareholders for U.S. federal income tax purposes as a result of the Reorganization, because the Reorganization is expected to be a tax-free reorganization for U.S. federal income tax purposes. Prior to the Reorganization, the Target Fund will distribute to its shareholders all net investment taxable income and net realized capital gains not previously distributed to shareholders, and such distribution of net investment taxable income and net realized capital gains will be taxable to shareholders in non-tax qualified accounts. The Combined Fund may recognize gains that, upon distribution, are taxable to shareholders as a result of sales of portfolio securities after the Reorganization to satisfy expected redemption requests;

•	the aggregate net asset value of the shares of the Acquiring Fund that shareholders of the Target Fund will receive in the Reorganization is expected to equal the aggregate net asset value of the shares that shareholders of the Target Fund own immediately prior to the Reorganization, and the interests of the shareholders of the Target Fund will not be diluted as a result of the Reorganization;

•	the Acquiring Fund and the Target Fund will each bear, in proportion to their net assets, the costs associated with the Reorganization, which are estimated to be $541,000 (including auditor and legal fees and the costs of preparing and filing the enclosed Proxy Statement/Prospectus, including the costs of the proxy solicitation payable to AST Fund Solutions, LLC that are estimated to be $115,000). These estimated expenses will be borne indirectly by the Funds’ shareholders regardless of whether the Reorganization is consummated;

•	shareholders will benefit from the continuing experience and expertise of the portfolio management team designated for the Combined Fund, and the team’s commitment to the investment style and strategies to be used in managing the assets of the Combined Fund; and

•	shareholders will receive the same level and quality of services after the Reorganization.

For a more complete discussion of the factors to be considered by the Board in approving the Reorganization, see “Information About the Reorganization––Board Approval of the Reorganization.”

If the Reorganization is not approved by shareholders of the Target Fund, the Reorganization will not occur and the Target Fund would continue to operate as a closed-end fund. The Board may consider other alternatives for the Target Fund, which may include seeking a reorganization with a different fund, the liquidation of the Target Fund or continuing current operations of the Target Fund.

The Board, including all of the Independent Trustees, recommends that you vote “FOR” the proposed Reorganization.

The Reorganization

The Reorganization Agreement provides for: (i) the transfer of all of the assets of the Target Fund to the Acquiring Fund in exchange for the assumption by the Acquiring Fund of all liabilities of the Target Fund and the issuance to the Target Fund of Class I shares of the Acquiring Fund; (ii) the distribution of such shares of the Acquiring Fund to Target Fund shareholders; and (iii) the termination, dissolution and complete liquidation of the Target Fund.

The aggregate net asset value of the Acquiring Fund’s shares issued to each Target Fund shareholder in the Reorganization will equal, as of the Valuation Time (as defined in the Reorganization Agreement), the aggregate net asset value of Target Fund shares held by the shareholder of the Target Fund as of such time.

If the Reorganization is consummated, current Target Fund shareholders, as shareholders of the Combined Fund, may be able to exchange their shares received in the Reorganization for shares of another class of the Combined Fund for which they are eligible. Such shareholders should consult their tax advisers regarding the potential tax consequences of such an exchange.

Material Federal Income Tax Consequences of the Reorganization

As a condition to closing, the Funds will receive an opinion of Paul Hastings LLP, substantially to the effect that, based on certain facts, assumptions and representations of the parties, the proposed Reorganization will qualify as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, it is expected that the Target Fund will recognize no gain or loss for federal income tax purposes as a direct result of the Reorganization. It is also expected that shareholders of the Target Fund who receive Acquiring Fund shares pursuant to the Reorganization will recognize no gain or loss for federal income tax purposes.

The portfolio managers of the Acquiring Fund have reviewed the portfolio holdings of the Target Fund and, as of May 31, 2023, all the securities held by the Target Fund comply with the compliance guidelines and/or investment restrictions of the Acquiring Fund. As a result, the Adviser will not reposition the portfolio securities held by the Funds in connection with the Reorganization.

Prior to the closing of the Reorganization, the Target Fund will declare a distribution of all of its net capital gains, if any. All or a portion of such a distribution may be taxable to the Target Fund’s shareholders for federal income tax purposes. To the extent the Target Fund realizes net losses from the sale of portfolio securities in connection with the portfolio repositioning described above (or otherwise), the net capital gain to be distributed by the Target Fund will be reduced. In the event the Target Fund realizes income or gain as a result of such sales, the net capital gain to be distributed by the Target Fund will be increased if such income or gain cannot be offset by available capital loss carryforwards.

For a more detailed discussion of the federal income tax consequences of the Reorganization, please see “Information About the Reorganization—Material Federal Income Tax Consequences” below.

Comparison of the Funds

Investment Objectives and Principal Investment Strategies

Investment Objectives. The Funds’ investment objectives are substantially similar. The investment objective of the Acquiring Fund is to seek maximum total return with an emphasis on providing cash distributions to shareholders. The investment objective of the Target Fund is to provide a high level of total return with an emphasis on distributions to shareholders. The “total return” sought by the Funds includes appreciation in the net asset value of each Fund’s common shares and all distributions made by each Fund to its common shareholders, regardless of the tax characterization of such distributions, including distributions characterized as a return of capital. The Acquiring Fund’s investment objective is non-fundamental and may be changed without shareholder approval. The Target Fund’s investment objective is fundamental and may not be changed without the approval of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.

Principal Investment Strategies. The principal investment strategies of the Acquiring Fund and the Target Fund are substantially similar; however, there are certain differences. Under normal circumstances, the Acquiring Fund invests at least 80% of its net assets (including amounts borrowed for investment purposes) in a portfolio of master limited partnerships (“MLPs”) and in other investments that have economic characteristics similar to such securities (collectively, “midstream investments”). The Acquiring Fund’s midstream investments may include, but are not limited to, investments that have economic characteristics similar to MLPs in the form of common units issued by MLPs, preferred and convertible subordinated units of MLPs, securities that are derivatives of interests in MLPs, including equity securities of  “MLP affiliates,” which the Adviser defines as entities issuing MLP I-shares, securities of entities holding primarily general partner or managing member interests in MLPs, MLPs that are taxed as “C” corporations, and other entities that operate like MLPs and have economic characteristics like MLPs but are organized and taxed as “C” corporations or organized as limited liability companies. While the number of its holdings may vary based upon market conditions and other factors, the Acquiring Fund intends to invest in a focused portfolio of approximately 20 to 40 high quality midstream investments that the Adviser believes will have strong risk adjusted returns and stable and growing cash distributions. The Acquiring Fund also concentrates (i.e., invests more than 25% of its total assets) in securities of companies in each of the energy infrastructure industry and the energy industry. Under normal market conditions, the Target Fund invests at least 80% of its Managed Assets in securities of MLPs and energy infrastructure companies. “Managed Assets” means the total assets of the Fund, including the assets attributable to the proceeds from any forms of financial leverage (including reverse repurchase agreements, dollar rolls or similar transactions or through a combination of the foregoing), minus liabilities, other than liabilities related to any financial leverage. In addition, the Target Fund may invest up to 20% of its Managed Assets in unregistered or restricted securities, including securities issued by private energy infrastructure companies. The Target Fund also concentrates (i.e., invests more than 25% of its total assets) its investments in the industry or group of industries constituting the energy sector, and the Target Fund expects that under normal market conditions a significant portion of its investments will be in “midstream” MLPs.

Both the Acquiring Fund and the Target Fund consider “midstream investments,” to encompass a wide range of companies engaged in the energy infrastructure industry and include companies engaged in midstream activities, such as the treatment, gathering, compression, processing, transportation, transmission, fractionation, storage and terminalling of natural gas, natural gas liquids, crude oil and refined products, as well as other energy infrastructure companies including electrical transmission companies and utilities, and companies engaged in owning, storing and transporting alternative energy sources, such as renewables (e.g., wind, solar, hydrogen, geothermal, biomass).

Both Funds may invest in non-investment grade bonds (high yield or junk bonds) and foreign securities, which may include depositary receipts. While not part of their principal investment strategies, both Funds may invest in exchange-traded notes and are permitted to utilize derivatives. Both Funds are also permitted to invest in securities of other open-or closed-end investment companies, subject to applicable regulatory limits. Each Fund is non-diversified, which means they both may focus their investments in a limited number of issuers.

While the Acquiring Fund may invest up to 15% of its net assets in illiquid securities, the Target Fund may invest up to 20% of its Managed Assets in unregistered or restricted securities, including securities issued by private energy infrastructure companies.

While both Funds’ strategies focus on investments in MLPs and “midstream investments,” the Target Fund may employ a more opportunistic strategy in which it seeks to invest in special situations, including private opportunistic investments, as the Target Fund may allocate up to 20% of its portfolio to private investment opportunities. The Acquiring Fund does not have a similar principal investment strategy.

The Target Fund, as a closed-end fund, is permitted to use leverage to a greater extent than the Acquiring Fund. The Target Fund may use leverage by investing in reverse repurchase agreements or other derivative instruments with leverage embedded in them and by borrowing funds from banks or other financial institutions. The Acquiring Fund may also use derivatives for leverage.

The Acquiring Fund generally sells an investment if it determines that the characteristics that resulted in the original purchase decision have changed materially, the investment is no longer earning a return commensurate with its risk, it identifies other investments with more attractive valuations and return characteristics, or the Fund requires cash to meet redemption requests. The Target Fund does not have a similar principal investment strategy.

Fundamental and Non-Fundamental Investment Restrictions

Each Fund has adopted certain investment restrictions that are “fundamental,” meaning such investment restrictions cannot be changed without approval by holders of a “majority of the Fund’s outstanding voting securities” as defined in the 1940 Act. As defined in the 1940 Act, this phrase means the vote of (1) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (2) more than 50% of the outstanding voting securities, whichever is less. The fundamental investment restrictions of the Funds, which are similar although there are some differences, as well as certain non-fundamental investment restrictions of the Funds, are set forth in Appendix B to this Proxy Statement/Prospectus. Following completion of the Reorganization, the Combined Fund will have the same fundamental and non-fundamental investment restrictions as the Acquiring Fund.

The similarities and differences of the fundamental investment restrictions of the Funds are presented below. The material differences in the fundamental investment restrictions of the Funds primarily relate to the fact that the Acquiring Fund is an open-end management investment company and the Target Fund is a closed-end management investment company, and the extent to which each Fund therefore is permitted to operate under the 1940 Act. For example, as an open-end investment company, the Acquiring Fund is prohibited under the 1940 Act from issuing any senior securities, except for bank borrowings, provided that immediately thereafter the Acquiring Fund has 300% asset coverage for all borrowings. In comparison, as a closed-end investment company, the Target Fund is permitted under the 1940 Act to issue senior securities representing debt or preferred stock, subject to certain conditions. In the case of debt, the Target Fund must have asset coverage of 300% immediately after such issuance, and no distributions on the Target Fund’s shares may be made unless the indebtedness generally has an asset coverage at that time of 300%. In the case of stock, 200% coverage is required, and no distributions may be paid unless the preferred stock has 200% asset coverage. Another material difference is the Funds’ concentration policies. More specifically, the Acquiring Fund has a policy to concentrate (that is, invest 25% or more of its total assets) in each of the energy infrastructure industry and the energy industry. The Target Fund, however, has a policy to concentrate (that is, invest 25% or more of its total assets) in the industry or group of industries constituting the energy sector. As a result, the Acquiring Fund may be more susceptible to risks inherent in investments in the energy infrastructure industry, as well as adverse economic, environmental or regulatory occurrences affecting the energy industry. In comparison, the Target Fund may be more susceptible to risks associated with investments in MLP and infrastructure companies operating in the industry or group of industries that make up the energy sector of the economy.

Acquiring Fund		Target Fund
1)	The Fund may not issue senior securities or borrow money, except to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC (for purposes of clarity, this restriction shall not prohibit the Fund from engaging in options transactions or short sales and in investing in financial futures and reverse repurchase agreements).	1)	Issue senior securities nor borrow money, except the Fund may issue senior securities or borrow money to the extent permitted by the 1940 Act, as amended from time to time, the rules and regulation promulgated by the SEC under the 1940 Act, as amended from time to time, or an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.
2)	The Fund may not act as underwriter, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio.	2)	Act as underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act, in connection with the purchase and sale of portfolio securities

3)	The Fund may not invest 25% or more of its total assets, calculated at the time of purchase, in any one industry, except that the Fund will concentrate (that is, invest 25% or more of its total assets) in the energy infrastructure industry and the energy industry (including MLPs that concentrate in those industries), and the Fund may invest 25% or more of its total assets in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.	3)	Concentrate its investments in a particular “industry,” as that term is used in the 1940 Act, except that the Fund will concentrate its investments in the industry or group of industries constituting the energy sector; provided that this concentration limitation does not apply to (a) securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, (b) tax-exempt securities issued by state and municipal governments or their political subdivisions, agencies, authorities and instrumentalities, and (c) securities issued by other investment companies, which shall not constitute any industry.
4)	The Fund may not purchase or sell real estate or interests in real estate or real estate limited partnerships (although the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate, such as real estate MLPs and real estate investment trusts (REITs)).	4)	Purchase or sell real estate except that the Fund may: (a) acquire or lease office space for its own use, (b) invest in securities of issuers that invest in real estate or interests therein or that are engaged in or operate in the real estate industry, (c) invest in securities that are secured by real estate or interests therein, (d) purchase and sell mortgage related securities, (e) hold and sell real estate acquired by the Fund as a result of the ownership of securities and (f) as otherwise permitted by the 1940 Act, as amended from time to time, the rules and regulation promulgated by the SEC under the 1940 Act, as amended from time to time, or an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.
5)	The Fund may not make loans of money, except (i) for purchases of debt securities consistent with the investment policies of the Fund, (ii) by engaging in repurchase agreements or, (iii) through the loan of portfolio securities in an amount up to 33 1∕3% of the Fund’s net assets.	5)	Make loans of money or property to any person, except (a) to the extent that securities or interests in which the Fund may invest are considered to be loans, (b) through the loan of portfolio securities in an amount up to 33 1/3% of the Fund’s total assets, (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by the 1940 Act, as amended from time to time, the rules and regulation promulgated by the SEC under the 1940 Act, as amended from time to time, or an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.
6)	The Fund may not purchase or sell commodities, except that the Fund may purchase and sell futures contracts and options; may enter into foreign exchange contracts; may enter into swap agreements and other financial transactions not requiring the delivery of physical commodities; may purchase or sell precious metals directly, and may purchase or sell precious metal commodity contracts or options on such contracts in compliance with applicable commodities laws.	6)	Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Fund from investing in entities formed to hold specific energy or infrastructure assets or from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by the 1940 Act, as amended from time to time, the rules and regulation promulgated by the SEC under the 1940 Act, as amended from time to time, or an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

In evaluating the Reorganization, each Target Fund shareholder should consider the risks of investing in the Acquiring Fund.

The principal risks of investing in the Acquiring Fund are described in the section below entitled “Comparative Risk Information.”

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Examples, affect a Fund’s performance. During its most recent fiscal year, each Fund had the following portfolio turnover rate as a percentage of the average value of its portfolio:

Fund	Fiscal Year Ended	Rate
Target Fund	09/30/22	40%
Acquiring Fund	09/30/22	61%

Investment Adviser

Brookfield Public Securities Group LLC (the “Adviser” or “Brookfield”), a Delaware limited liability company and a registered investment adviser under the 1940 Act serves as the investment adviser and administrator to the Funds. Founded in 1989, the Adviser is an indirect wholly-owned subsidiary of Brookfield Asset Management ULC, an unlimited liability company formed under the laws of British Columbia, Canada (“BAM ULC”). Brookfield Corporation, a publicly traded company (NYSE: BN, TSX: BN), holds a 75% interest in BAM ULC, while Brookfield Asset Management Ltd., a publicly traded company (NYSE: BAM; TSX: BAM) (“Brookfield Asset Management”), holds a 25% interest in BAM ULC. Brookfield Asset Management is a leading global alternative asset manager focused on real estate, renewable power, infrastructure and private equity with assets under management over $750 billion as of December 31, 2022. In addition to the Trust, the Adviser’s clients include financial institutions, public and private pension plans, insurance companies, endowments and foundations, sovereign wealth funds, high net-worth investors and closed end funds. The Adviser specializes in global listed real assets strategies and its investment philosophy incorporates a value-based approach towards investment. The Adviser provides advisory services to several other registered investment companies. As of December 31, 2022, the Adviser and its affiliates had approximately $22 billion in assets under management. The business address of the Adviser and its officers and directors is Brookfield Place, 250 Vesey Street, New York, New York 10281.

From time to time, a manager, analyst, or other employee of Brookfield or its affiliates may express views regarding a particular asset class, company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Brookfield or any other person within the Brookfield organization. Any such views are subject to change at any time based upon market or other conditions and Brookfield disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Funds.

Portfolio Managers

Target Fund & Acquiring Fund. Information regarding the portfolio managers of the Acquiring Fund and Target Fund is set forth below. Further information regarding the portfolio managers, including other accounts managed, compensation, ownership of Acquiring Fund shares, and possible conflicts of interest, is available in the Acquiring Fund SAI.

The Acquiring Fund and the Target Fund are managed by a team of financial professionals led by Messrs. Tom Miller, Boran Buturovic, and Joe Herman, who are jointly and primarily responsible for the day-to-day management of the Funds. The Combined Fund will continue to be managed by Messrs. Miller, Buturovic and Herman.

Portfolio Manager	Primary Role	Since	Title and Recent Biography

Tom Miller	Jointly and primarily responsible for the day-to-day management of the Acquiring Fund’s portfolio, including setting the Acquiring Fund’s overall investment strategy and overseeing the management of the Acquiring Fund.	2022

Managing Director, Portfolio Manager, Energy Infrastructure Securities.

Tom Miller has 13 years of industry experience and is a Portfolio Manager on the Public Securities Group’s Energy Infrastructure Securities team. In this role, he oversees and contributes to the portfolio construction process, including execution of buy/sell decisions. Before focusing on his portfolio manager duties, he was responsible for covering North American infrastructure securities focusing on MLPs and the Energy Infrastructure sector. Prior to joining the firm in 2013, Mr. Miller worked at FactSet. He holds the Chartered Financial Analyst designation and earned a Bachelor of Science degree from Indiana University.

Boran Buturovic	Jointly and primarily responsible for the day-to-day management of the Acquiring Fund’s portfolio, including setting the Acquiring Fund’s overall investment strategy and overseeing the management of the Acquiring Fund.	2021

Director, Portfolio Manager, Energy Infrastructure Securities.

Mr. Buturovic has 13 years of industry experience and is a Portfolio Manager on the Brookfield Public Securities Group’s Energy Infrastructure Securities team. He is responsible for conducting MLP and energy infrastructure research and analysis. Prior to joining the Adviser in 2014, he was an Associate with UBS Investment Bank, focusing on midstream and MLPs. Mr. Buturovic started his career with Ernst & Young in their Assurance practice. He holds a CPA license in the state of Texas and he earned Bachelor of Business Administration and Master in Professional Accounting degrees from The University of Texas School at Austin.

Joe Herman	Jointly and primarily responsible for the day-to-day management of the Acquiring Fund’s portfolio, including setting the Acquiring Fund’s overall investment strategy and overseeing the management of the Acquiring Fund.	2021

Director, Portfolio Manager, Energy Infrastructure Securities.

Mr. Herman has 12 years of industry experience and is a Portfolio Manager on the Brookfield Public Securities Group’s Energy Infrastructure Securities team. He is responsible for conducting MLP and energy infrastructure research and analysis. Prior to joining the Adviser in 2014, he was an Equity Research Associate with Tudor, Pickering, Holt & Co., focusing on midstream and MLPs. Prior to that, Mr. Herman was an Investment Banking Analyst at UBS Investment Bank. He earned a Bachelor of Business Administration degree with majors in Business Honors and Finance and a Bachelor of Arts degree with majors in Plan II Honors and History from The University of Texas School at Austin.

Investment Advisory and Other Fees

Target Fund. The Adviser currently serves as the investment adviser to the Target Fund pursuant to an investment advisory agreement (the “Target Fund Advisory Agreement”). Pursuant to the Target Fund Advisory Agreement, the Adviser is responsible for managing the portfolio of the Target Fund in accordance with its stated investment objective and policies, makes investment decisions for the Fund, placing orders to purchase and sell securities on behalf of the Target Fund and managing the other business and affairs of the Fund, all subject to the supervision and direction of the Target Board. In addition, the Adviser furnishes offices, necessary facilities and equipment on behalf of the Target Fund; provides personnel, including certain officers required for the Target Fund’s administrative management; and pays the compensation of all officers and Trustees of the Fund who are its affiliates.

As compensation for its services, the Target Fund pays the Adviser a fee, payable monthly, in an annual amount equal to 1.00% of the Target Fund’s average daily Managed Assets. “Managed Assets” means the total assets of the Fund, including the assets attributable to the proceeds from any forms of financial leverage (including reverse repurchase agreements, dollar rolls or similar transactions or through a combination of the foregoing), minus liabilities, other than liabilities related to any financial leverage. A discussion regarding the basis for the approval of the Target Fund Advisory Agreement by the Target Board is available in the Target Fund’s annual report to shareholders, for the period ended September 30, 2022.

The Target Fund Advisory Agreement was most recently approved by the Trustees, including a majority of the Independent Trustees who are not parties to such agreement, at a meeting held on May 18–19, 2023. At that meeting, the Target Board reviewed the written and oral presentations provided by the Adviser in connection with the Trustees’ consideration of the Target Fund Advisory Agreement. A discussion regarding the basis of the Target Board’s most recent approval of the Target Fund Advisory Agreement will be available in the Target Fund’s Annual Report to shareholders for the fiscal year ended September 30, 2023.

In addition to the fees of the Adviser, the Target Fund pays all other costs and expenses of its operations, including compensation of its Trustees (other than those affiliated with the Adviser), custodial expenses, transfer agency and dividend disbursing expenses, legal fees, expenses of the Target Fund’s independent registered public accounting firm, expenses of repurchasing shares, listing expenses, expenses of preparing, printing and distributing prospectuses, shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

The table below sets forth the total advisory fees paid by the Target Fund to the Adviser for the fiscal years ended 2022, 2021 and 2020.

	2022	2021	2020
Advisory Fees	$1,167,681	$925,908	$2,288,801

Acquiring Fund. The Acquiring Fund utilizes the same Adviser as the Target Fund.

The Adviser currently serves as the investment adviser to the Acquiring Fund pursuant to an investment advisory agreement (the “Acquiring Fund Advisory Agreement”). Pursuant to the Acquiring Fund Advisory Agreement, the Adviser furnishes a continuous investment program for the Acquiring Fund’s portfolios, makes the day-to-day investment decisions for the Acquiring Fund, arranges the portfolio transactions of the Acquiring Fund, and generally manages the Acquiring Fund’s investments in accordance with the stated policies of the Acquiring Fund, subject to the general supervision of the Acquiring Board.

The Acquiring Fund Advisory Agreement continues in effect for successive annual periods so long as such continuation is specifically approved at least annually by (i) the vote of the Acquiring Board or (ii) a vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Acquiring Fund, provided that, in either event, the continuance also is approved by a majority of the trustees who are not “interested persons” (as defined pursuant to the 1940 Act) of the Acquiring Fund or the Adviser by vote cast at a meeting called for the purpose of voting on such approval. The Acquiring Fund Advisory Agreement is terminable at any time, without payment of any penalty, by vote of the Acquiring Board, or by a vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Acquiring Fund, or by the Adviser, in each case on not more than 60 days’ nor less than 30 days’ prior written notice to the other party. The Acquiring Fund Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

As compensation for its services and the related expenses the Adviser bears, the Adviser is contractually entitled to an advisory fee, computed daily and payable monthly, at an annual rate of 1.00% of the Acquiring Fund’s average daily net assets.

The Acquiring Fund Advisory Agreement was most recently approved by the Trustees, including a majority of the Independent Trustees who are not parties to such agreement, at a meeting held on May 18–19, 2023. At that meeting, the Acquiring Board reviewed the written and oral presentations provided by the Adviser in connection with the Trustees’ consideration of the Acquiring Fund Advisory Agreement. A discussion regarding the basis of the Acquiring Board’s approval of the Acquiring Fund Advisory Agreement will be available in the Acquiring Fund’s Annual Report to shareholders for the fiscal year ended September 30, 2023.

The table below sets forth the total advisory fees paid by the Acquiring Fund to the Adviser for the fiscal years ended 2022, 2021 and 2020. Advisory fees waived by the Adviser were done pursuant to an expense limitation agreement.

	2022	2021	2020
Advisory Fees	$10,811,813	$10,409,913	$14,445,794
Advisory Fees Waived	$(261,886)	$(462,120)	$(581,801)
Net Advisory Fees Paid to Adviser	$10,549,927	$9,947,793	$13,863,993

Combined Fund. The Acquiring Fund Advisory Agreement will remain in place following the Reorganization and the management fee rate applicable to the Combined Fund under the Acquiring Fund Advisory Agreement will be identical to the current management fee rate applicable to the Acquiring Fund. The Adviser will manage the Combined Fund as investment adviser, pursuant to the Acquiring Fund Advisory Agreement. In addition, the contractual management fee waivers and expense caps of the Combined Fund will be identical to the current contractual management fee waivers and expense caps applicable to the Acquiring Fund, and these contractual management fee waivers and expense caps will be extended through January 28, 2025, effective upon the closing of the Reorganization.

Administration Agreements

Target Fund. Pursuant to an administration agreement (the “Target Fund Administration Agreement”), the Adviser provides administrative services reasonably necessary for the Target Fund’s operations, other than those services that the Adviser provides to the Target Fund pursuant to the Target Fund Advisory Agreement. For its services under the Target Fund Administration Agreement, the Adviser receives from the Target Fund an annual fee equal to 0.15% of its average weekly Managed Assets, payable monthly. The Target Fund entered the Target Fund Administration Agreement as of April 6, 2018. Prior to April 6, 2018, UMB Fund Services, Inc. (“UMB”) served as the Target Fund’s administrator pursuant to an administration agreement. For each of the fiscal years ended 2022, 2021, and 2020, the Target Fund paid $175,152, $138,886, and $343,319 respectively pursuant to the Target Fund Administration Agreement.

Pursuant to a sub-administration agreement (the “Sub-Administration Agreement”), U.S. Bancorp Fund Services, LLC, (“USBFS” or the “Sub-Administrator”) 1201 South Alma Road, Mesa, Arizona 85210, acts as the Sub-Administrator to the Target Fund. USBFS provides certain services to the Target Fund including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Target Fund’s independent contractors and agents; preparation for signature by an officer of the Target Fund of all documents required to be filed for compliance by the Target Fund with applicable laws and regulations, excluding those of the securities laws of various states; arranging for the computation of performance data, including net asset value per share and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Target Fund, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. In this capacity, USBFS does not have any responsibility or authority for the management of the Target Fund, the determination of investment policy, or for any matter pertaining to the distribution of Target Fund shares.

Acquiring Fund. Pursuant to an administration agreement with the Acquiring Fund (the “Acquiring Fund Administration Agreement”), the Adviser also performs various administrative services to the Acquiring Fund, including, among other responsibilities, the preparation and coordination of reports and other materials to be supplied to the Acquiring Board; prepare and/or supervise the preparation and filing with the applicable regulatory authority of all securities filings, periodic financial reports, prospectuses, statements of additional information, marketing materials, tax returns, shareholder reports and other regulatory reports and filings required of the Acquiring Fund; supervise and monitor the preparation of all required filings necessary to maintain the Acquiring Fund’s qualification and/or registration to sell shares in all states where the Acquiring Fund currently does, or intends to do business; coordinate the preparation, printing and mailing of all materials required to be sent to shareholders; coordinate the preparation and payment of Acquiring Fund-related expenses; monitor and oversee the activities of the Acquiring Fund’s other service providers; review and adjust as necessary the Acquiring Fund’s daily expense accruals; monitor daily, monthly and periodic compliance with respect to the federal and state securities laws; send periodic information (i.e., performance figures) to service organizations that track investment company information; and perform such additional services as may be agreed upon by the Acquiring Fund and the Adviser. Effective April 30, 2021, pursuant to an amendment to the Acquiring Fund Administration Agreement, the Adviser does not receive any compensation for its administrative services from the Acquiring Fund. Prior to April 30, 2021, the Adviser received an annual fee equal to 0.15% of its average daily net assets, payable monthly in arrears.

The Acquiring Fund did not pay any administration fees to the Adviser for the fiscal year ended September 30, 2022.

Combined Fund. The Acquiring Fund Administration Agreement with respect to the Acquiring Fund will remain in place following the Reorganization and the fee rates of the Combined Fund under the Administration Agreement will be identical to the current fee rates applicable to the Acquiring Fund.

Other Service Providers

Following the closing of the Reorganization, the Acquiring Fund’s current service providers will continue to serve the Combined Fund.

	Target Fund	Acquiring Fund
Distributor	Foreside Fund Services, LLC Three Canal Plaza, Suite 100 Portland, Maine 04101	Quasar Distributors, LLC 111 East Kilbourn Avenue, Suite 2200, Milwaukee, Wisconsin 53202
Custodian	U.S. Bank National Association 1555 North Rivercenter Drive, Suite 3200, Milwaukee, Wisconsin 53212	U.S. Bank National Association 1555 North Rivercenter Drive, Suite 3200, Milwaukee, Wisconsin 53212
Transfer Agent	American Stock Transfer & Trust Company 6201 15th Avenue Brooklyn, New York 11219	U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, Wisconsin 53202
Independent Registered Public Accounting Firm	Deloitte & Touche LLP 111 S. Wacker Drive Chicago, Illinois 60606	Deloitte & Touche LLP 111 S. Wacker Drive Chicago, Illinois 60606
Accounting Services Provider	U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, Wisconsin 53202	U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, Wisconsin 53202
Fund Counsel	Paul Hastings LLP 200 Park Avenue, New York, New York 10166	Paul Hastings LLP 200 Park Avenue, New York, New York 10166

Board Members and Officers

The Board is responsible for the overall supervision of the operations of the Funds and performs the various duties imposed on the trustees of investment companies by the 1940 Act and under applicable state law. Each Fund has the same Board Members and officers.

Purchase, Redemption and Exchange of Shares

Target Fund. Shares of the Target Fund are no longer offered for purchase and are not redeemable at a shareholder’s option like the shares of a mutual fund.

The Target Board reviews periodically the trading range and activity of the Target Fund’s common shares with respect to its net asset value and the Target Board may take certain actions to seek to reduce or eliminate any such discount. There can be no assurance that the Target Board will decide to take any such actions or that, if undertaken, such actions would result in the common shares trading at a price equal to or close to net asset value per common share.

Acquiring Fund. The Acquiring Fund, an open-end fund, offers Class A, C and I shares. You may purchase shares of the Fund by check, by wire transfer, via electronic funds transfer through the Automated Clearing House (“ACH”) network or through a bank or through one or more brokers authorized by the Fund to receive purchase orders. Please use the appropriate account application when purchasing by mail or wire. If you have any questions or need further information about how to purchase shares of the Fund, you may call a customer service representative of the Fund toll-free at 1-855-244-4859. The Fund reserves the right to reject any purchase order. For example, a purchase order may be refused if, in the Adviser’s opinion, it is so large that it would disrupt the management of the Fund. Orders may also be rejected from persons believed by the Fund to be “market timers.”

All checks must be in U.S. dollars drawn on a domestic financial institution. The Fund will not accept payment in cash or money orders. To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. The Fund is unable to accept post-dated checks or any conditional order or payment.

For a complete description of purchase, redemption and exchange options, see the sections of this Proxy Statement/Prospectus entitled “Additional Information About the Acquiring Fund––Purchase, Redemption, Exchange and Transfer of Shares” and the Acquiring Fund SAI entitled “Purchase of Shares” and “Redemption of Shares.”

Distributions

Target Fund. The Target Fund pays distributions on a quarterly basis. Declaration and payment of future distributions is subject to approval by the Target Board, as well as the Target Fund meeting the terms and covenants of any senior securities and the asset coverage requirements of the 1940 Act. The Target Fund’s dividend distribution policy is intended to provide quarterly distributions to its common shareholders at a rate that over time is similar to the distribution rate the Target Fund receives from the MLPs in which it invests, without offset for the expenses of the Target Fund. The Target Fund is not required to make such distributions and therefore the amount, if any, and/or the frequency of payment is subject to change. The amount of the Target Fund’s distributions is based on, among other considerations, distributions the Target Fund actually receives from portfolio investments, including return of capital, and estimated future cash flows. Because the Target Fund’s distribution policy takes into consideration estimated future cash flows from its underlying holdings, and to permit the Target Fund to maintain a stable distribution rate, the Target Fund’s distributions may exceed, or be below the amount the Target Fund actually receives from its portfolio investments. Additionally, since the Target Fund’s distribution rate is not derived from the Target Fund’s investment income or loss, the Target Fund’s distributions may not represent yield or investment return on the Target Fund’s portfolio. To the extent that the distributions paid exceed the distributions the Target Fund has received, the distributions will reduce the Target Fund’s net assets. Consequently, the Target Fund may maintain cash reserves, borrow or may be required to sell certain investments at times when it would not otherwise be desirable to do so in order to pay the expenses of the Target Fund. The Target Fund is not required to make such distributions and, as a result, the Target Fund could in the future decide not to make such distributions or not to make distributions at a rate that over time is similar to the distribution rate that it receives from the MLPs in which it invests. Furthermore, unlike the MLPs in which it invests, the Target Fund is not a pass through entity. Consequently, the tax characterization of the distributions paid by the Target Fund, as dividend income or return of capital, may differ greatly from those of the underlying MLPs.

Distributions, if any, will be declared and distributed quarterly. The estimated characterization of the distributions paid will be either a dividend (ordinary or qualified income) or distribution (return of capital). This estimate is based on the Fund’s operating results during the period. It is anticipated that a portion of its distributions will be comprised of return of capital as a result of the tax character of cash distributions made by the Target Fund’s investments. The actual characterization of the distributions made during the period will not be determined until after the end of the fiscal year. For the fiscal year ended September 30, 2022, the Target Fund estimates that its distributions may be largely characterized as qualified dividend income. The Target Fund will inform shareholders of the final tax character of the distributions on IRS Form 1099-DIV in February 2023.

The portion of the Target Fund’s distributions that may be classified as return of capital is uncertain and can be materially impacted by events that are not subject to the control of the Adviser (e.g., mergers, acquisitions, reorganizations and other capital transactions occurring at the individual MLP level, changes in the tax characterization of distributions received from the MLP investments held by the Target Fund, changes in tax laws, etc.). The return of capital portion may also be impacted by the Target Fund’s strategy, which may recognize gains on its holdings. Because of these factors, the portion of the Target Fund’s distributions that are classified as return of capital may vary materially from year to year. Accordingly, there is no guarantee that future distributions will maintain the same classification for tax purposes as past distributions.

The distributions are determined in accordance with federal income tax regulations and are recorded on the ex-dividend date. The character may differ from GAAP. These differences between book-basis and tax-basis are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Acquiring Fund. The Acquiring Fund’s dividend distribution policy is intended to provide consistent monthly distributions to its shareholders at a variable rate on a quarterly basis. The distribution payments will be fixed each quarter to maintain a stable distribution rate for such quarter, after which the distribution rate will be adjusted on a quarterly basis at a rate that is approximately equal to the distribution rate the Acquiring Fund receives from the MLPs and other securities in which it invests, including income, if any, without offset for the expenses of the Acquiring Fund. The amount of the Acquiring Fund’s distributions is based on, among other considerations, cash and stock distributions the Acquiring Fund actually receives from portfolio investments, including return of capital, and special cash payments, if any, received to offset distribution reductions resulting from MLP restructurings. The Acquiring Fund’s distributions also give consideration to the estimated future cash flows of investments held by the Acquiring Fund. The Acquiring Fund is not required to make such distributions and, consequently, the Acquiring Fund could decide, at its discretion, not to make such distributions or not to make distributions in the amount described above because of market or other conditions affecting or relevant to the Acquiring Fund.

Pursuant to its distribution policy, the Acquiring Fund may make distributions that are treated under the tax law as a return of capital. There is no guarantee that the Acquiring Fund will realize net income in any given year, or that the Fund’s distribution rates will reflect in any period the Acquiring Fund’s net investment income. The Acquiring Fund will provide disclosures with each monthly distribution that estimate the percentages of the current and year-to-date distributions that represent dividends from earnings and profits and distributions (if any) constituting return of capital. At the end of the year, the Acquiring Fund may be required under applicable law to recharacterize distributions for the year among dividends from earnings and profits and return of capital (if any) for purposes of tax reporting to shareholders.

All distributions will be reinvested in Acquiring Fund shares unless you choose to receive distributions in cash. Distributions (other than any return of capital distributions) are taxable to you, whether received in cash or reinvested in additional shares, and reinvestment does not avoid or defer taxable income to you.

If you elect to receive distributions in cash and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Acquiring Fund reserves the right to reinvest the distribution check in your account, at the Acquiring Fund’s current NAV, and to reinvest all subsequent distributions. If you wish to change your distribution option, notify the Transfer Agent in writing or by telephone in advance of the payment date for the distribution.

Any distribution paid by the Acquiring Fund has the effect of reducing the NAV on the ex-dividend date by the amount of the distribution. You should note that a distribution paid on shares purchased shortly before that distribution was declared will be subject to income taxes even though the distribution represents, in substance, a partial return of capital to you.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Acquiring Fund through a broker-dealer or other financial intermediary (such as a bank), the Acquiring Fund, the Adviser and the Acquiring Fund’s distributor or its related companies may pay the intermediary for the sale of Acquiring Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Acquiring Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Further Information

Additional information concerning the Acquiring Fund and the Target Fund is contained in this Proxy Statement/Prospectus under “Additional Information About The Acquiring Fund” and “Additional Information About the Target Fund,” respectively. The cover page of this Proxy Statement/Prospectus describes how you may obtain further information.

Comparative Fee and Expense Information

The fee table below provides information about the fees and expenses attributable to shares of the Target Fund and shares of the Acquiring Fund based on the 6-month period ended March 31, 2023, and the estimated pro forma fees and expenses attributable to shares of the Acquiring Fund following the Reorganization assuming the Reorganization had taken place on March 31, 2023. Future fees and expenses may be greater or less than those indicated below. For information concerning the net assets of each Fund as of May 31, 2023, see “Information About the Reorganization—Capitalization.”

The fee and expense structures of the Funds differ, in part, because of operational and regulatory differences between open-end funds and closed-end funds. The fee and expense structure of the Acquiring Fund will apply following the Reorganization. The Acquiring Fund pays a contractual advisory fee to the Adviser at an annual rate of 1.00% of the Acquiring Fund’s average daily net assets, and its allocable portion of an annual sub-administration fee payable to USBFS pursuant to a sub-administration agreement, based upon the average net assets within the Brookfield fund complex of: 0.04% on the first $2 billion, 0.035% on the next $2 billion, 0.03% on the next $2.5 billion and 0.02% on the remaining assets, with a minimum annual fee for the Brookfield fund complex of $534,000. The Acquiring Fund does not pay a separate administration fee to the Adviser. The Target Fund pays a contractual advisory fee to the Adviser in an annual amount equal to 1.00% of the Target Fund’s average daily Managed Assets, and an administration fee payable to the Adviser pursuant to an administration agreement in an annual amount equal to 0.15% of the Target Fund’s average weekly Managed Assets. The Adviser entered into a sub-administration agreement with USBFS on behalf of the Target Fund. The Adviser is responsible for any fees due to the Sub-Administrator for any administrative services performed on behalf of the Target Fund. Additionally, Class A and Class C shares of the Acquiring Fund are subject to an ongoing Rule 12b-1 service fee at an annual rate of 25 basis points (0.25%) and 100 basis points (1.00%) respectively, while the Target Fund’s shares are not subject to any such ongoing Rule 12b-1 fees.

Assuming the Reorganization had taken place on March 31, 2023, the Acquiring Fund’s shares would have (A) total annual fund operating expenses that are estimated to be lower than those of the Target Fund’s shares prior to the Reorganization, and (B) after giving effect to all contractual fee and expense waivers and/or reimbursements that Brookfield has agreed to continue through January 28, 2025, net annual fund operating expenses that are estimated to be lower than those of the Target Fund’s shares prior to the Reorganization.

With respect to the Acquiring Fund and the Combined Fund, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Acquiring Trust advised by Brookfield and its affiliates. More information about these and other discounts is available from your Financial Intermediary and in the “Sales Loads” section of this Proxy Statement/Prospectus, the “Sales Charge Reductions and Waivers Available Through Certain Intermediaries” section in Appendix C, and in the “Purchase of Shares” section of the Acquiring Fund SAI, which is incorporated herein by reference.

Fee Table of Common Shares of the Target Fund, Class I Shares of the Acquiring Fund, and Shares of the Pro Forma Combined Fund (as of March 31, 2023) (unaudited)

	Target Fund (CEN) Shares	Acquiring Fund (FOCUS) Class I Shares[1]	Pro Forma Combined Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None	None	None
Automatic Dividend Reinvestment Plan Fees:[2]
Dividend Reinvestment Plan Sales Fee	$15	None	None
Dividend Reinvestment Plan Transaction Fee (per share sold)	$0.10 (per share)	None	None
Maximum Account Fees[3]	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	1.22%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	None	None	None
Interest Payments on Borrowed Funds	1.12%	None	None
Other Expenses	0.75%	0.22%	0.22%
Current Income Tax Expense	1.75%	0.51%	0.57%
Deferred Income Tax Expense[4]	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses	4.84%	1.73%	1.79%
Fee Waivers and/or Expense Reimbursement	--%	(0.01)%	(0.01)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursement[5]	4.84%	1.72%	1.78%

1	FOCUS expenses shown are for the Class I shares.
2	The Target Fund’s Dividend Reinvestment Plan participants that direct a sale of Target Fund shares through American Stock Transfer & Trust Company, LLC are subject to a sales fee of $15.00 plus $0.10 per share sold.
3	Acquiring Fund shareholders may be charged a $15 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account. Fees charged by institutions may vary.
4	The Acquiring Fund is the accounting successor of the Center Coast MLP Focus Fund, a series of Investment Management Series Trust (the “Predecessor Fund”). Like the Target Fund, the Acquiring Fund is also structured as a “C” corporation for U.S. federal income tax purposes and, unlike traditional mutual funds, the Acquiring Fund generally is and will be subject to U.S. federal and state and local income tax on its taxable income. The Acquiring Fund accrues a deferred tax liability (or asset) for its future tax liability associated with the unrealized appreciation (or depreciation) of its investments in excess of their cost basis as adjusted for the distributions received by the Acquiring Fund on equity securities of master limited partnerships considered to be a return of capital and for any realized gains (or losses) and net operating income (or loss). The Acquiring Fund’s accrued deferred tax liability (or asset), if any, is reflected each day in the Acquiring Fund’s net asset value per share. Deferred income tax expense (benefit) for a given period represents an estimate of the Acquiring Fund’s potential tax expense if it were to recognize the unrealized gains (losses) in the portfolio and/or if it were to realize gains (or losses) on the portfolio and/or incur a net operating gain (loss). An estimate of deferred tax expense (benefit) is dependent upon the Acquiring Fund’s realized and unrealized gains (losses) on investments and on its net investment income (loss). Accordingly, such deferred tax expenses (benefits) may vary greatly from year to year and from day to day depending on the nature of the Acquiring Fund’s investments, the performance of those investments and general market conditions. Therefore, any estimate of deferred income tax expense (benefit) cannot be reliably predicted from year to year.
5	The Adviser has contractually agreed to waive all or a portion of its investment advisory or administration fees and/or to reimburse certain expenses of the Acquiring Fund to the extent necessary to maintain the Acquiring Fund’s Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursement (excluding any front-end or contingent deferred charges, brokerage commissions and other transactional expenses acquired fund fees and expenses, interest, taxes, such as deferred income tax expenses, and extraordinary expenses, such as litigation; and other expenses not incurred in the ordinary course of the Acquiring Fund’s business) at no more than 1.21% for Class I Shares. The fee waiver and expense reimbursement arrangement will continue until at least January 28, 2025, and may not be terminated by the Acquiring Fund or the Adviser before such time. Thereafter, this arrangement may only be terminated or amended to increase the expense cap as of January 28th of each calendar year, provided that in the case of a termination by the Adviser, the Adviser will provide the Acquiring Board with written notice of its intention to terminate the arrangement prior to the expiration of its then current term. Any waivers and/or reimbursements made by the Adviser are subject to recoupment from the Acquiring Fund for a period not to exceed three years after the occurrence of the waiver and/or reimbursement provided that the Acquiring Fund may only make repayments to the Adviser if such repayment does not cause the Acquiring Fund’s expense ratio (after the repayment is taken into account) to exceed both: (1) the expense cap in place at the time such amounts were waived; and (2) the Acquiring Fund’s current expense cap.

Examples:

The following examples illustrate the expenses that a shareholder would pay on a $10,000 investment that is held for the time periods provided in the table (including current and deferred income tax expenses). The examples assume that all dividends and other distributions are reinvested and that Total Annual Operating Expenses remain the same. The examples also assume a 5% annual return. The examples should not be considered a representation of future expenses. Actual expenses may be greater or lesser than those shown:

	1 Year	3 Years	5 Years	10 Years
Target Fund (CEN) Shares	$484	$1,455	$2,430	$4,879
Acquiring Fund (FOCUS) Class I Shares	$175	$544	$938	$2,040
Pro Forma Combined Fund Shares	$181	$562	$969	$2,104

Comparative Performance Information

The total returns of the Target Fund for the period ended December 31, 2022, and of the Acquiring Fund for the period ended December 31, 2022, based on historical fees and expenses for each period, are set forth in the bar charts and tables below. Updated information on each Fund’s performance, including its current net asset value, can be obtained by visiting http://www.Brookfield.com or can be obtained by phone at (800) 882-0052.

Target Fund. The accompanying bar chart and table below shows how the performance of the Target Fund’s common shares has varied from year to year and provides some indication of the risks of investing in the Target Fund, including by showing how the Target Fund’s average annual total returns compare with those of the S&P 500 Index, a broad measure of market performance.

ANNUAL TOTAL RETURNS
Center Coast Brookfield MLP & Energy Infrastructure Fund (Target Fund)
Calendar Year Returns as of December 31

During the period of time shown in the bar chart, the highest return for a calendar quarter was 29.93% (quarter ended March 31, 2019) and the lowest return for a calendar quarter was -81.93% (quarter ended March 31, 2020).

Average Annual Total Returns for the periods ended December 31, 2022

	One Year	Five Years	Since Inception*
Return Before Taxes (net asset value basis):	24.67%	-17.10%	-12.24%
Alerian MLP Index(1)	30.92%	4.08%	0.03%
Alerian Midstream Energy Index(1)	21.53%	N/A [2]	N/A [2]
S&P 500 Index(1)	-18.11%	9.42%	11.13%

*	Inception date of September 26, 2013.
(1)	The Alerian Midstream Energy Index is a broad-based composite of North American energy infrastructure companies. The capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities, is disseminated real-time on a price-return basis (AMNA) and on a total-return basis (AMNAX). The Alerian MLP Index is the leading gauge of energy infrastructure Master Limited Partnerships (MLPs). The capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities, is disseminated real-time on a price-return basis (AMZ) and on a total-return basis (AMZX). The S&P500® Index is an unmanaged weighted index of 500 large company stocks that is widely recognized as representative of the performance of the U.S. stock market. Unless otherwise noted, all indices are Total Return indices (return includes price change + dividends/interest). Indexes are not managed and an investor cannot invest directly in an index.
(2)	Data for the Alerian Midstream Energy Index is unavailable prior to its inception date of June 25, 2018.

Acquiring Fund. The accompanying bar chart and table provide some indication of the risks of investing in the Acquiring Fund by showing the Acquiring Fund’s total return for the year ended December 31, 2022, and the performance history of its accounting predecessor, Center Coast MLP Focus Fund, formerly a series of Investment Management Series Trust (the “Predecessor Fund”), including by showing how the Acquiring Fund’s average annual total returns compare with those of the S&P 500 Index, a broad measure of market performance. Following the close of business on February 2, 2018, the Acquiring Fund acquired all of the assets, subject to liabilities, of the Predecessor Fund through a tax-free reorganization (the “Reorganization”). As a result of the Reorganization, shareholders of the Predecessor Fund’s Class A and Class C Shares received Class A and Class C Shares of the Acquiring Fund, respectively, and shareholders of the Predecessor Fund’s Institutional Class Shares received Class Y Shares of the Acquiring Fund. In addition, as a result of the Reorganization, the Acquiring Fund’s Class A and Class C Shares adopted the Predecessor Fund’s Class A and Class C Shares’ performance and accounting history, and the Acquiring Fund’s Class Y Shares adopted the Predecessor Fund’s Institutional Class Shares’ performance and accounting history. Figures shown in the bar chart reflect the performance history of the Acquiring Fund’s Class Y Shares (i.e., the Predecessor Fund’s Institutional Class Shares) and do not reflect sales charges. If sales charges were reflected, returns would be less than these shown. The Acquiring Fund’s Class A and Class C Shares would have substantially similar returns because the shares are invested in the same portfolio of securities, and the returns would differ only to the extent that the classes do not have the same expenses. For periods prior to February 5, 2018, the performance information for the Acquiring Fund’s Class I Shares reflects the performance history of the Class Y Shares (i.e., the Predecessor Fund’s Institutional Class Shares). On March 25, 2021, the Acquiring Board, on behalf of the Acquiring Fund, approved a proposal to close the Acquiring Fund’s Class I Shares (the “Legacy Class I Shares”). Following the close of business on April 30, 2021, shareholders holding the Legacy Class I Shares had their shares automatically converted (the “Conversion”) into the Acquiring Fund’s Class Y Shares (the “Legacy Class Y Shares”). Following the conversion, the Acquiring Fund’s Legacy Class Y Shares were renamed “Class I Shares” (the “new Class I Shares”). As a result of the Conversion, the Acquiring Fund’s new Class I Shares adopted the Legacy Class Y Shares’ performance and accounting history. Figures shown in the bar chart reflect the performance history of the Acquiring Fund’s new Class I Shares (i.e., the Legacy Class Y Shares). The Acquiring Fund’s Legacy Class I Shares and Legacy Class Y Shares had substantially similar returns because (i) the shares were invested in the same portfolio of securities; and (ii) the shares had the same expense structure. For periods prior to April 30, 2021, the performance information for the Acquiring Fund’s new Class I Shares reflects the performance history of the Legacy Class Y Shares. The Acquiring Fund’s performance (before and after taxes) is not an indication of how the Acquiring Fund will perform in the future. Updated performance information is available at https://publicsecurities.brookfield.com/en or by calling 1-855-244-4859.

Class I Shares(1)
ANNUAL TOTAL RETURNS
Center Coast Brookfield Midstream Focus Fund (Acquiring Fund)
Calendar Year Returns as of December 31

(1)	The return shown in the bar chart is for the Legacy Class Y Shares. The Class A Shares and Class C Shares would have substantially similar returns because the shares are invested in the same portfolio of securities, and the returns would differ only to the extent that the classes do not have the same expenses.

During the period of time shown in the bar chart, the highest return for a calendar quarter was 40.62% (quarter ended June 30, 2020) and the lowest return for a calendar quarter was -57.71% (quarter ended March 31, 2020).

Average Annual Total Returns for the periods ended December 31, 2022, with maximum sales charge, if applicable
	One Year	Five Years	Ten Years	Since Inception(1)
Class I Shares (Legacy Class Y Shares)(2)(3)
Return Before Taxes	16.32%	-0.30%	0.62%	1.45%
Return After Taxes on Distributions	14.73%	-1.21%	0.10%	1.01%
Return After Taxes on Distributions and Sale of Fund Shares	10.80%	-0.38%	0.41%	1.06%
Class A Shares
Return Before Taxes	10.32%	-1.51%	-0.13%	0.80%
Class C Shares
Return Before Taxes	14.40%	-1.31%	-0.39%	0.44%
Alerian MLP Index(4)	30.92%	4.08%	1.99%	3.16%
Alerian Midstream Energy Index(4)	21.53%	N/A (5)	N/A (5)	N/A (5)
S&P 500 Index(4)	-18.11%	9.42%	12.56%	11.92%

(1)	The Predecessor Fund commenced operations on December 31, 2010.
(2)	Returns for Class I Shares prior to February 5, 2018 reflect the performance of the Predecessor Fund’s Institutional Class Shares.
(3)	The Predecessor Fund offered Institutional Class Shares. Holders of Institutional Class Shares received Class Y Shares of the Fund in exchange for those shares.
(4)	The Alerian MLP Index is the leading gauge of energy infrastructure Master Limited Partnerships (MLPs). The capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities, is disseminated real-time on a price-return basis (AMZ) and on a total-return basis (AMZX). The Alerian Midstream Energy Index is a broad-based composite of North American energy infrastructure companies. The capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities, is disseminated real-time on a price-return basis (AMNA) and on a total-return basis (AMNAX). The S&P 500® Index is an unmanaged weighted index of 500 large company stocks that is widely recognized as representative of the performance of the U.S. stock market. Unless otherwise noted, all indices are Total Return indices (return includes price change + dividends/interest). Indexes are not managed and an investor cannot invest directly in an index.
(5)	Data for the Alerian Midstream Energy Index is unavailable prior to its inception date of June 25, 2018.

After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. After-tax returns are shown only for the Predecessor Fund’s Institutional Class Shares (the Legacy Class Y Shares) and after-tax returns for other classes will vary due to the differences in expenses. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”). In certain cases, the figures representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other returns for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an annual tax deduction that benefits shareholders.

Because the Combined Fund will most closely resemble the Acquiring Fund, the Acquiring Fund will be the accounting survivor of the Reorganization. The Combined Fund will also maintain the performance history of the Acquiring Fund at the closing of the Reorganization.

Comparison of Fund Structures

As a result of the Reorganization, shareholders of the Target Fund, a closed-end investment company, will become holders of Class I shares of the Acquiring Fund, an open-end investment company (commonly referred to as a “mutual fund”).

The Reorganization would provide similar benefits as the conversion of the Target Fund into an open-end structure: namely, Target Fund shareholders who become shareholders of the Combined Fund would be permitted to redeem, purchase or exchange shares of the Combined Fund received in the Reorganization at the then-current net asset value. Unlike an open-end investment company, shares of the Target Fund are not redeemable at a shareholder’s option.

If the Reorganization is consummated, Target Fund shareholders who become holders of shares of the Acquiring Fund who wish to realize the net asset value of their shares will be able to do so by redeeming their Acquiring Fund shares at net asset value. Shares of open-end funds can be purchased and sold (redeemed) directly from the fund, or through financial intermediaries, at net asset value, less any applicable charges.

The Reorganization also presents certain disadvantages. Closed-end funds typically do not engage in a continuous offering of new shares, and the common shares of closed-end funds are not redeemable. As a result, closed-end funds operate with a relatively fixed capitalization and may keep their assets more fully invested and make investment decisions without having to adjust for cash inflows and outflows from continuing sales and redemptions of their shares. In contrast, open-end funds, such as the Acquiring Fund, engage in a continuous offering of new shares, which allows them to continuously raise new assets. However, in order to satisfy redemption requests, open-end funds generally are required to hold a higher cash position than closed-end funds and may be forced to sell portfolio securities at disadvantageous times or prices.

If the Reorganization is consummated, Target Fund shareholders will no longer be able to take advantage of a closed-end fund’s ability to use a higher percentage of leverage to increase earnings. Unlike a closed-end fund, the Acquiring Fund is not permitted to invest without limit in illiquid investments, as open-end funds are subject to daily redemptions and regulatory limitations on illiquid investments, as further discussed below.

Below are more detailed descriptions of the legal and practical differences between closed-end funds and open-end funds.

Redemption Right. Unlike the shares of closed-end funds, shares of open-end funds are redeemable securities. Shareholders of open-end funds have the right to surrender their shares to the fund and receive an amount equal to the then-current net asset value of the share, less any applicable charges. Most open-end funds, including the Acquiring Fund, also continuously offer new shares to investors based on the net asset value of the shares at the time of purchase.

Acquisition and Disposition of Shares. Investors wishing to acquire common shares of a closed-end fund, such as the Target Fund, generally may purchase shares during a fund’s initial public offering. Investors wishing to acquire shares of an open-end fund, such as the Acquiring Fund, are typically able to purchase shares either through a financial adviser or other financial intermediary or directly from the fund.

If the Reorganization is consummated, shareholders wishing to realize the value of their Acquiring Fund shares received in the Reorganization may do so by redeeming those shares at net asset value. Class I shares or any other class of shares of the Acquiring Fund purchased after the Reorganization will be subject to the standard shareholder fee structure applicable to such class of shares. Under normal circumstances, the Acquiring Fund expects to meet redemption requests by using cash or cash equivalents in its portfolio or by selling portfolio assets to generate cash. During periods of stressed market conditions, when a significant portion of the Acquiring Fund’s portfolio may be comprised of less-liquid investments, the Acquiring Fund may be more likely to limit cash redemptions and may determine to pay redemption proceeds by (i) borrowing under a line of credit it has entered into with a group of lenders, (ii) borrowing from another Brookfield Fund (as defined below) pursuant to an interfund lending program, to the extent permitted by the Acquiring Fund’s investment policies and restrictions as set forth in the Acquiring Fund SAI, and/or (iii) transferring portfolio securities in-kind to you. The Acquiring Fund SAI includes more information about the Acquiring Fund’s line of credit and interfund lending program, to the extent applicable. If the Acquiring Fund pays redemption proceeds by transferring portfolio securities in-kind to you, you may pay transaction costs to dispose of the securities, and you may receive less for them than the price at which they were valued for purposes of redemption.

Determination of Net Asset Value. SEC regulations generally require open-end funds to value their assets at least once on each business day in order to determine the current net asset value at which shares may be redeemed by shareholders or purchased by investors. The net asset value of most open-end funds is published daily by leading financial publications. Similarly, although not required to do so, closed-end funds generally value their assets at least once on each business day in order to determine net asset value.

The Acquiring Fund calculates the net asset value of each class of its shares each day the NYSE is open, generally as of the close of regular trading hours on the NYSE, based on prices at the time of closing. The Target Fund generally determines NAV as of the close of customary trading on the NYSE, or any earlier time that day, no less frequently than the last business day of each month. The NYSE generally closes at 4:00 p.m. (Eastern time). See “Additional Information About the Acquiring Fund––Pricing of Fund Shares” for additional information about the Acquiring Fund’s valuation procedures.

Fees and Expenses. Unlike the common shares of closed-end funds, certain open-end fund share classes may be subject to a front-end or contingent deferred sales charge. In addition, an open-end fund is permitted to finance the distribution of its shares by adopting a plan under Rule 12b-1 under the 1940 Act, subject to shareholder approval. The Acquiring Fund has adopted a distribution and service plan under Rule 12b-1 for its Class A and Class C Shares, under which holders of such shares are subject to an ongoing annual service fee of 25 basis points (0.25%) and 100 basis points (1.00%) respectively. For a complete description of this arrangement, see the section of this Proxy Statement/Prospectus entitled “Additional Information About the Acquiring Fund—Distributor; Distribution and Service Fees.”

Portfolio Management. Unlike open-end funds, closed-end funds are not subject to pressures to sell portfolio securities at disadvantageous times in order to meet shareholder redemption requests. Most open-end funds maintain adequate reserves of cash or cash equivalents to meet net redemptions as they arise. Because closed-end funds do not have to meet redemption requests, their cash reserves can be substantial or minimal, depending primarily on management’s perception of market conditions and on decisions to use fund assets for other purposes, such as to repurchase shares as part of a repurchase program. The larger reserves of cash or cash equivalents required to operate prudently as an open-end fund when net redemptions are anticipated could reduce the Acquiring Fund’s investment flexibility and the scope of its investment opportunities.

Illiquid Investments. Open-end funds, such as the Acquiring Fund, are subject to Rule 22e-4 under the 1940 Act, which prohibits them from investing more than 15% of their net assets in illiquid investments (the “15% Illiquid Investment Limit”). Closed-end funds are not subject to Rule 22e-4, and the Target Fund may invest in illiquid investments without limit, although the Target Fund currently does not have more than 15% of its assets invested in illiquid investments. Following the Reorganization, the Combined Fund’s illiquid investments will not exceed the 15% Illiquid Investment Limit.

Borrowings and Senior Securities. The 1940 Act prohibits a closed-end fund from issuing any “senior security” that represents indebtedness (i.e., bonds, debentures, notes and other similar securities) unless immediately after such issuance the fund will have asset coverage of at least 300%, and the 1940 Act prohibits a closed-end fund from issuing any “senior security” that is stock (e.g., preferred shares) unless immediately after such issuance the fund will have asset coverage of at least 200%. The 1940 Act prohibits an open-end fund from issuing any class of “senior security,” except that an open-end fund may borrow from a bank provided that immediately after any such borrowing there is asset coverage of at least 300% for all of its borrowings.

Frequent Trading. Unlike closed-end funds, open-end funds may be subject to adverse effects from frequent purchases and redemptions of shares. Excessive trading in an open-end fund’s shares can disrupt portfolio management, lead to higher operating costs, and cause other operating inefficiencies for the fund. However, the Acquiring Fund is also mindful that shareholders may have valid reasons for periodically purchasing and redeeming Acquiring Fund shares. The Acquiring Board has approved the policies to seek to deter market timing activity. If the Reorganization is consummated, Target Fund shareholders who become holders of Class I shares of the Acquiring Fund in the Reorganization will become subject to these policies.

Dividend Reinvestment. While both closed-end funds and open-end funds may adopt dividend reinvestment plans, the operation of such plans may differ. Pursuant to the Target Fund’s Dividend Reinvestment Plan (the “Reinvestment Plan”), registered shareholders will have all distributions of dividends and capital gains and other distributions automatically reinvested by American Stock Transfer & Trust Company, LLC (the “Plan Agent”) in the Target Fund’s shares pursuant to the Reinvestment Plan, unless the shareholder elects to receive cash.

Under the Target Fund’s Reinvestment Plan, a shareholder whose common shares are registered in his or her own name will have all distributions reinvested automatically by the Plan Agent unless the shareholder elects to receive cash. Distributions with respect to common shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested by the broker or nominee in additional common shares under the Reinvestment Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common shares registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to investors who do not participate in the Reinvestment Plan will be paid by check mailed directly to the record holder by the Target Fund’s dividend disbursing agent. A participant in the Reinvestment Plan who wishes to opt out of the Reinvestment Plan and elect to receive distributions in cash should contact the Plan Agent in writing at the address specified below or by calling the telephone number specified below.

Under the Target Fund’s Reinvestment Plan, whenever the market price of the common shares is equal to or exceeds net asset value at the time common shares are valued for purposes of determining the number of common shares equivalent to the cash dividend or capital gains distribution, participants in the Reinvestment Plan are issued new common shares from the Target Fund, valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then-current market price of the common shares. The valuation date is the dividend or distribution payment date or, if that date is not a NYSE trading day, the next preceding trading day. If the net asset value of the common shares at the time of valuation exceeds the market price of the common shares, the Plan Agent will buy the common shares for the Reinvestment Plan in the open market, on the NYSE or elsewhere, for the participants’ accounts, except that the Plan Agent will endeavor to terminate purchases in the open market and cause the Target Fund to issue common shares at the greater of net asset value or 95% of market value if, following the commencement of such purchases, the market value of the common shares exceeds net asset value. If the Target Fund should declare a distribution or capital gains distribution payable only in cash, the Plan Agent will buy the common shares for the Reinvestment Plan in the open market, on the NYSE or elsewhere, for the participants’ accounts. There is no charge from the Target Fund for reinvestment of dividends or distributions in common shares pursuant to the Reinvestment Plan; however, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open-market purchases.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records, common shares in the account of each Reinvestment Plan participant will be held by the Plan Agent in noncertificated form in the name of the participant.

In the case of shareholders such as banks, brokers or nominees, which hold common shares for others who are the beneficial owners and participate in the Reinvestment Plan, the Plan Agent will administer the Reinvestment Plan on the basis of the number of common shares certified from time to time by the shareholder as representing the total amount registered in the shareholder’s name and held for the account of beneficial owners who participate in the Reinvestment Plan.

The automatic reinvestment of dividends and other distributions will not relieve participants of an income tax that may be payable or required to be withheld on such dividends or distributions.

Participants that direct a sale of common shares through the Plan Agent are subject to a sales fee of $15.00 plus $0.10 per share sold.

Experience under the Reinvestment Plan may indicate that changes are desirable. Accordingly, the Target Fund reserves the right to amend or terminate its Reinvestment Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of such Reinvestment Plan at least 90 days before the record date for such dividend or distribution. The Reinvestment Plan also may be amended or terminated by the Plan Agent on at least 90 days written notice to the participants in such Reinvestment Plan. All correspondence concerning the Reinvestment Plan should be directed to the Plan Agent, American Stock Transfer & Trust Company, LLC, Attn: Dividend Reinvestment Department, P.O. Box 922, New York, New York 10269-0560, email: info@amstock, phone number: (866) 668-6549.

Comparative Risk Information

Because of their substantially similar investment objectives and substantially similar investment strategies, the Target Fund and the Acquiring Fund are subject to similar principal investment risks associated with an investment in the relevant Fund. The differences in principal risks between the Funds is primarily due to (i) the fact that the Acquiring Fund is an “open-end” management investment company and the Target Fund is a “closed-end” management investment company; and (ii) discrete differences in the Funds’ principal investment strategies described above under “Synopsis—Comparison of the Funds—Investment Objectives and Principal Investment Strategies.” The principal investment risks of each Fund are set out in the table below, in which similar or corresponding risks have been assigned to the same row of the table to denote similarity of such risks where applicable.

Principal Risks of Acquiring Fund		Principal Risks of Target Fund
•	Inflation Risk	•	Inflation/Deflation Risk
•	Recent Market, Economic and Social Developments Risk	• •	Recent Market, Economic and Social Developments Risk Government Intervention in Financial Markets
•	General Risks of Investing in MLP Units	•	Risks of Investing in MLP Units
• •	Energy Industry Concentration Risks Energy Infrastructure Industry Concentration Risks	• • • •	Concentration Risk Energy Sector Risks Recent Developments Regarding the Energy Sector Industry Specific Risks
•	Equity Securities Risk	•	Equity Securities Risk
•	Tax Risks	•	Tax Risks
•	Political Risks Relating to Russia’s Invasion of Ukraine	•	Political Risks Relating to Russia’s Invasion of Ukraine
•	Health Crisis Risk	•	Health Crisis Risk
•	Non-Diversification Risk	•	Non-Diversification and Private Investment Risk
•	Cash Flow Risk	•	Cash Flow Risk
•	Issuer Risk
•	Management Risk	• •	Management Risk Not a Complete Investment Program
•	Liquidity Risk	•	Liquidity Risk
•	Market Risk	•	Investment and Market Risk
•	Small Capitalization Risk	•	Small Capitalization Risks
• • • • • • • • • • • • • • • • • • • • • • • • • • • •	Affiliated Party Risk
Restricted Securities Risk
Risks Associated with Private Company Investments
Risks Associated with an Investment in Initial Public Offerings
Unseasoned Companies Risk
Risks Associated with a Private Investment in Public Equity Transactions
Valuation Risk
Debt Securities Risk
Preferred Securities Risk
Convertible Instruments Risk
Foreign Securities Risk
Derivatives Risk
Counterparty Risk
Other Investment Funds Risk
ETNs Risk
Financial Leverage Risk
Competition Risk
Affiliated Transaction Restrictions
Potential Conflicts of Interest of the Adviser
Portfolio Turnover Risk
Short Sales Risk
Repurchase Agreement Risk
Reverse Repurchase Agreement Risk
Securities Lending Risk
Delay in Investing the Proceeds of this Offering
Market Discount Risk
Cyber Security Risk
Anti-Takeover Provisions

Combined Fund

Risk is inherent in all investing. The value of your investment in the Combined Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Combined Fund or your investment may not perform as well as other similar investments. An investment in the Combined Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a summary description of certain risks of investing in the Combined Fund. The order of the below risk factors does not indicate the significance of any particular risk factor.

The following discussion describes the principal risks that may affect the Acquiring Fund and, therefore, the Combined Fund.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Acquiring Fund’s shares and distributions thereon can decline. Inflation risk is linked to increases in the prices of goods and services and a decrease in the purchasing power of money. Since the beginning of 2021, inflation has risen at its highest rate in four decades in the U.S. Inflation may reduce the intrinsic value of an investment in the Acquiring Fund. While the Biden Administration and the Federal Reserve have made efforts to reduce the effects of inflation on the U.S. economy and financial markets, the mitigating effects of such efforts are uncertain.

Risks of Investing in MLP Units. An investment in MLP units involves additional risks from a similar investment in equity securities, such as common stock, of a corporation. As compared to common shareholders of a corporation, holders of MLP units have more limited control and limited rights to vote on matters affecting the partnership. Additional risks inherent to investments in MLP units include cash flow risk, tax risk, risk associated with a potential conflict of interest between unit holders and the MLP’s general partner, and capital markets risk.

Energy Industry Concentration Risks. A substantial portion of the MLPs in which the Acquiring Fund invests are engaged primarily in the energy industry. As a result, the Acquiring Fund will be concentrated in the energy industry, and will therefore be susceptible to adverse economic, environmental or regulatory occurrences affecting the energy industry. Risks associated with investments in MLPs and other companies operating in the energy industry include but are not limited to the following:

Commodity Risk. MLPs and other companies operating in the energy industry may be affected by fluctuations in the prices of energy commodities. Fluctuations in energy commodity prices would directly impact companies that own such energy commodities and could indirectly impact MLP companies that engage in transportation, storage, processing, distribution or marketing of such energy commodities.

Supply and Demand Risk. MLPs and other companies operating in the energy industry may be impacted by the levels of supply and demand for energy commodities, which may result in overproduction or underproduction.

Depletion Risk. MLPs and other energy companies engaged in the exploration, development, management, gathering or production of energy commodities face the risk that commodity reserves are depleted over time, effecting the profitability of energy companies. Such companies seek to increase their reserves through expansion of their current businesses, acquisitions, further development of their existing sources of energy commodities or exploration of new sources of energy commodities or by entering into long-term contracts for additional reserves; however, there are risks associated with each of these potential strategies.

Environmental and Regulatory Risk. MLPs and other companies operating in the energy industry are subject to significant regulation of their operations by federal, state and local governmental agencies. Additionally, voluntary initiatives and mandatory controls have been adopted or are being studied and evaluated, both in the United States and worldwide, to address current potentially hazardous environmental issues, including hydraulic fracturing and related waste disposal and geological concerns, as well as those that may develop in the future.

Acquisition Risk. MLPs owned by the Acquiring Fund may depend on their ability to make acquisitions that increase adjusted operating surplus per unit in order to increase distributions to unit holders.

Interest Rate Risk. Rising interest rates could increase the costs of capital thereby increasing operating costs and reducing the ability of MLPs and other companies operating in the energy industry to carry out acquisitions or expansions in a cost-effective manner. Rising interest rates may also impact the price of the securities of MLPs and other companies operating in the energy industry as the yields on alternative investments increase.

Extreme Weather Risk. Weather plays a role in the seasonality of some MLPs’ cash flows, and extreme weather conditions could adversely affect performance and cash flows of those MLPs.

Catastrophic Event Risk. MLPs and other companies operating in the energy industry are subject to many dangers inherent in the production, exploration, management, transportation, processing and distribution of natural gas, natural gas liquids, crude oil, refined petroleum and petroleum products and other hydrocarbons. Any occurrence of a catastrophic event, such as a terrorist attack, could bring about a limitation, suspension or discontinuation of the operations of MLPs and other companies operating in the energy industry.

Producer Bankruptcy Risk. A producer with whom a midstream MLP has entered into a fixed rate contract may become bankrupt or insolvent. In a fixed rate contract, a producer typically commits to transferring and/or processing a guaranteed minimum amount of the producer’s output through the midstream MLP’s facilities, together with an “acreage dedication” on the producer’s reserves, which is intended to survive the producer’s bankruptcy. Recent court cases have called into question whether acreage dedications are in fact bankruptcy-proof if they are not accompanied by an actual conveyance of a real property interest from the producer to the MLP. As a result, fixed rate contracts may be altered or voided by a bankrupt producer. Contracts are more likely to be altered or voided if they require the producer to pay above-market rates or contain other onerous terms, such as minimum revenue or volume commitments (“MVCs”). In general, if actual production is well below the MVC levels, then those contracts have a greater chance of being altered or voided in bankruptcy. If a fixed rate contract with a bankrupt producer is voided by the bankruptcy court, the midstream MLP would lose some or all of the revenues associated with that contract, which could result in a significant fall in the MLP’s share price and negatively affect the Acquiring Fund’s net asset value (“NAV”). In this event, the MLP could seek recovery alongside other creditors, although the bankruptcy proceedings could be significantly delayed, and there is no guarantee that such claims would be granted.

Energy Infrastructure Industry Concentration Risk. Under normal circumstances, the Acquiring Fund will concentrate its investments in the energy infrastructure industry. The primary risks inherent in investments in the energy infrastructure industry include the following: (1) the performance and level of distributions of MLPs can be affected by direct and indirect commodity price exposure; (2) a decrease in market demand for natural gas or other energy commodities could adversely affect MLP revenues or cash flows; (3) energy infrastructure assets deplete over time and must be replaced; and (4) a rising interest rate environment could increase an MLP’s cost of capital.

The current presidential administration could significantly impact the regulation of United States financial markets and dramatically alter existing trade, tax, energy and infrastructure policies, among others. It is not possible to predict what, if any, changes will be made or their potential effect on the economy, securities markets, or financial stability of the United States, or on the energy, natural resources, real estate and other markets. Additionally, actions taken may impact different sectors of the energy and natural resources markets in disparate ways or may impact specific issuers in a given sector in differing ways. The Adviser cannot predict the effects of changing regulations or policies on the Acquiring Fund’s portfolio, and the Acquiring Fund may be affected by governmental action in ways that are not foreseeable. There is a possibility that such actions could have a significant adverse effect on the Acquiring Fund and its ability to achieve its investment objective. It is possible that at any time legislation may be enacted that could negatively affect the assets of the Acquiring Fund or the issuers of such assets. Legislation or regulation may change the way in which the Acquiring Fund itself is regulated. The Adviser cannot predict the effects of any new governmental regulation that may be implemented, and there can be no assurance that any new governmental regulation will not adversely affect the Acquiring Fund’s ability to achieve its investment objective.

Equity Securities Risk. MLP units and other equity securities held by the Acquiring Fund can be affected by general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Acquiring Fund participate, changes in interest rates, and the particular circumstances and performance of particular companies whose securities the Acquiring Fund holds.

Tax Risks. Tax risks associated with investments in the Acquiring Fund include but are not limited to the following:

Fund Structure Risk. Unlike open-end mutual funds that are treated as regulated investment companies for U.S. federal income tax purposes and unlike entities treated as partnerships for tax purposes, the Acquiring Fund will be taxable as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. This means the Acquiring Fund will be subject to U.S. federal income tax on its taxable income at the federal tax rate applicable to corporations (currently 21%) and will be subject to state and local income taxes. As a “C” Corporation, income and losses of the Acquiring Fund will not be passed through to shareholders. The Acquiring Fund’s ability to meet its investment objective will depend largely on the amount of the distributions it receives from MLPs (in relation to the taxable income, gains, losses, deductions and credits allocated to the Acquiring Fund from MLPs). The Acquiring Fund will have no control over the distributions it receives, because the MLPs have the ability to modify their distribution policies from time to time without input from or the approval of the Acquiring Fund. In addition, changes in tax laws, rates or regulations, or future interpretations of such laws or regulations, could adversely affect the Acquiring Fund or the MLPs in which the Acquiring Fund invests. Legislation could also negatively impact the amount and tax characterization of distributions received by the Acquiring Fund’s shareholders.

Dividend Distribution Risk. The Acquiring Fund’s dividend distribution policy is intended to provide consistent monthly distributions to its shareholders at a variable rate on a quarterly basis. The distribution payments will be fixed each quarter to maintain a stable distribution rate for such quarter, after which the distribution rate will be adjusted on a quarterly basis at a rate that is approximately equal to the distribution rate the Acquiring Fund receives from the MLPs and other securities in which it invests, including income, if any, without offset for the expenses of the Acquiring Fund. The amount of the Acquiring Fund’s distributions is based on, among other considerations, cash and stock distributions the Acquiring Fund actually receives from portfolio investments, including returns of capital, and special cash payments, if any, received to offset distribution reductions resulting from MLP restructurings. The Acquiring Fund’s distributions also give consideration to the estimated future cash flows of investments held by the Acquiring Fund. The Acquiring Fund is not required to make such distributions and, consequently, the Acquiring Fund could decide, at its discretion, not to make such distributions or not to make distributions in the amount described above because of market or other conditions affecting or relevant to the Acquiring Fund.

Because of differences between the time that monthly distributions are paid by the Acquiring Fund and the time quarterly distributions are received from the MLPs, and because the Acquiring Fund’s distribution policy takes into consideration estimated future cash flows from its underlying holdings, in order to permit the Acquiring Fund to make consistent monthly distributions to its shareholders at a variable rate on a quarterly basis, the Acquiring Fund’s distributions may exceed or be below the amount the Acquiring Fund actually receives from its portfolio investments. Additionally, since the Acquiring Fund’s distribution rate is not derived from the Acquiring Fund’s investment income or loss, the Acquiring Fund’s distributions do not represent yield or investment return on the Acquiring Fund’s portfolio. For these reasons, the Acquiring Fund may over various periods of time pay dividends in excess of the distributions paid by the Acquiring Fund’s underlying MLP investments. While the Acquiring Fund attempts to manage the portfolio to generate positive investment returns, the Acquiring Fund may not be successful in generating sufficient investment income, gains and incremental cash flow, in excess of Acquiring Fund expenses, to make up for any shortfall between the distributions paid by the Acquiring Fund and the distributions received by the Acquiring Fund from its investments. To the extent that the distributions paid exceed the distributions the Acquiring Fund has received, the distributions will reduce the Acquiring Fund’s net assets. Consequently, the Acquiring Fund may maintain cash reserves, borrow or may be required to sell certain investments at times when it would not otherwise be desirable to do so in order to pay the expenses of the Acquiring Fund. The Acquiring Fund is not required to make such distributions and, as a result, the Acquiring Fund could in the future decide not to make such distributions or not to make distributions at a rate that over time is similar to the distribution rate that it receives from the MLPs in which it invests. Furthermore, unlike the MLPs in which it invests, the Acquiring Fund is not a pass through entity. Consequently, the tax characterization of the distributions paid by the Acquiring Fund, as dividend income or return of capital (for capital gain to the extend distributions exceed the Acquiring Fund’s basis in its MLPs), may differ greatly from those of the underlying MLPs.

It is expected that a portion of the distributions made by the Acquiring Fund to shareholders will be treated as non-taxable returns of capital. A return of capital effectively represents a return of a shareholder’s investment in Acquiring Fund shares (net of fees thereon), reduces the shareholders tax basis in its shares of the Acquiring Fund (but not below zero), and is different from and should not be confused with a dividend from current and accumulated earnings and profits. For a U.S. shareholder, any portion of distributions that is considered a return of capital is not currently taxable, but instead reduces the shareholder’s tax basis in Acquiring Fund shares (until the tax basis reaches zero). Reducing a shareholder’s tax basis in Acquiring Fund shares will generally increase the amount of gain (or decrease the amount of loss) on a subsequent sale or exchange of the shares. Any gain on a shareholder’s sale or exchange of Acquiring Fund shares is generally taxable to the shareholder as capital gain. Thus, distributions considered return of capital are often described as tax deferred. Any distributions from the Acquiring Fund in excess of a shareholder’s tax basis in shares of the Acquiring Fund and in excess of the shareholder’s portion of the Acquiring Fund’s current and accumulated earnings and profits will generally be taxable to the shareholder as capital gains. Any portion of distributions that is not considered return of capital is expected to be characterized as qualified dividend income for U.S. federal income tax purposes. Qualified dividend income is generally taxable to noncorporate shareholders at reduced rates in the year received and does not reduce a shareholder’s adjusted tax basis in Acquiring Fund shares. The portion of the Acquiring Fund’s distributions that may be classified as return of capital is uncertain and can be materially impacted by events that are not subject to the control of the Adviser (e.g., mergers, acquisitions, reorganizations and other capital transactions occurring at the individual MLP level, changes in the tax characterization of distributions received from the MLP investments held by the Acquiring Fund, or changes in tax laws). Gains and other income realized by the Acquiring Fund may also cause distributions from the Acquiring Fund to be treated as taxable dividends rather than as return of capital distributions. Because of these factors, the portion of the Acquiring Fund’s distributions that is considered return of capital may vary materially from year to year. Accordingly, there is no guarantee that future distributions will maintain the same classification for tax purposes as past distributions.

MLP Tax Risk. A change in current tax law, or a change in the business of a given MLP, could result in an MLP being treated as a corporation or other form of taxable entity for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax, excise tax or other form of tax on its taxable income. The classification of an MLP as a corporation or other form of taxable entity for U.S. federal income tax purposes could have the effect of reducing the amount of cash available for distribution by the MLP and could cause any such distributions received by the Acquiring Fund to be taxed as dividend income, return of capital, or capital gain. Thus, if any of the MLPs owned by the Acquiring Fund were treated as corporations or other form of taxable entity for U.S. federal income tax purposes, the after-tax return to the Acquiring Fund with respect to its investment in such MLPs could be materially reduced which could cause a material decrease in the NAV of the Acquiring Fund’s shares.

Historically, MLPs have been able to offset a significant portion of their taxable income with tax deductions, including depletion, depreciation and amortization expense deductions. The law could change to eliminate or reduce such tax deductions, which effectively shelter or defer taxable income recognized by the Acquiring Fund. The elimination or reduction of such tax benefits could significantly reduce the value of the MLPs held by the Acquiring Fund, which would similarly reduce the Acquiring Fund’s NAV, and could cause a greater portion of the income and gain allocated to the Acquiring Fund to be subject to U.S. federal, state and local corporate income taxes, which would reduce the amount the Acquiring Fund can distribute to shareholders and could increase the percentage of Acquiring Fund distributions treated as dividends instead of tax advantaged return of capital.

Depreciation or other cost recovery deductions passed through to the Acquiring Fund from investments in MLPs in a given year generally will reduce the Acquiring Fund’s taxable income (and earnings and profits), but those deductions may be recaptured in the Acquiring Fund’s taxable income (and earnings and profits) in subsequent years when the MLPs dispose of their assets or when the Acquiring Fund disposes of its interests in the MLPs. When deductions are recaptured, distributions to the Acquiring Fund’s shareholders may be taxable, even though the shareholders at the time of the distribution might not have held shares in the Acquiring Fund at the time the deductions were taken by the Acquiring Fund, and even though the Acquiring Fund’s shareholders at the time of the distribution will not have corresponding economic gain on their shares at the time of the distribution.

Deferred Tax/Financial Reporting Risk. In calculating the Acquiring Fund’s NAV in accordance with generally accepted accounting principles, the Acquiring Fund will, among other things, account for its deferred tax liability and/or asset balances. The Acquiring Fund will rely to a significant extent on information provided by MLPs, which is not necessarily timely, to estimate deferred tax asset and/or liability balance for purposes of financial statement reporting and determining its NAV. The daily estimate of the Acquiring Fund’s deferred tax liability and/or asset balances (including any valuation allowance which reduces the amount of deferred tax asset to the amount that is expected to be realized in the future) used to calculate the Acquiring Fund’s NAV could vary dramatically from the Acquiring Fund’s actual tax liability (asset), and, as a result, the determination of the Acquiring Fund’s actual tax liability may have a material impact on the Acquiring Fund’s NAV. From time to time, the Acquiring Fund will modify its estimates or assumptions regarding its deferred tax asset and/or liability as new information becomes available, which modifications in estimates or assumptions may have a material impact on the Acquiring Fund’s NAV. Furthermore, such changes would impact the Acquiring Fund’s shareholders in the period such changes are recorded, even though shareholders might not have held shares in the Acquiring Fund at the time the deferred tax liability, asset or valuation allowance had been established.

Modifications of the Acquiring Fund’s estimates or assumptions regarding its deferred tax liability and/or asset balances and any applicable valuation allowance, changes in generally accepted accounting principles or related guidance or interpretations thereof, limitations imposed on net operating losses (if any) and changes in applicable tax law could result in increases or decreases in the Acquiring Fund’s NAV, which could be material. Such changes could have a material impact on the Acquiring Fund’s NAV and results of operations with respect to the Acquiring Fund’s shareholders in the period it is recorded, even though the shareholders at such time might not have held shares in the Acquiring Fund at the time the deferred tax asset or liability had been established. Changes to the Acquiring Fund’s portfolio may cause the Acquiring Fund to dispose of its interests in MLPs, and as a result the Acquiring Fund may experience recapture of past depreciation deductions and incur associated ordinary income. This income recapture may be in excess of the Acquiring Fund’s operating losses, creating potential current income tax due for the Acquiring Fund, even if disposals are made at a loss. Significant changes to the portfolio related to shareholder redemptions or changes in investment strategy have the potential to have a material effect on the amount of depreciation recapture incurred, and may result in material changes to the Acquiring Fund’s expected income tax liability.

The following examples illustrate two hypothetical trading days of the Acquiring Fund and demonstrate the effect of deferred tax calculations on the change in the Acquiring Fund’s NAV, compared to the change in the prices of MLP securities held by the Acquiring Fund. Since the Acquiring Fund will be taxable as a regular corporation, or “C” corporation, for U.S. federal income tax purposes, it must accrue tax expense (or benefit) on the Acquiring Fund’s taxable income (or loss). In the below example entitled “Hypothetical Effect of Deferred Tax Calculation on Performance-Up Market,” the Acquiring Fund’s NAV increases less than the price of MLPs held by the Acquiring Fund, because the accrued taxes will generally provide a “tax drag” during periods of positive performance. In the below example entitled “Hypothetical Effect of Deferred Tax Calculation on Performance-Down Market,” the Acquiring Fund’s NAV decreases less than the price of MLPs held by the Acquiring Fund, because the accrued taxes will generally provide a “tax buffer” during periods of negative performance. The examples assume a 23.0% deferred tax calculation (maximum federal corporate tax rate of 21% plus estimated state and local tax rates of approximately 2.0%, net of federal tax benefit). They do not reflect the effect, if any, of the valuation allowances on deferred tax assets that management may deem appropriate.

Hypothetical Effect of Deferred Tax

Calculation on Performance-Up Market

Hypothetical Effect of Deferred Tax

Calculation on Performance-Down Market

Actual income tax expense, if any, will be incurred over many years, depending upon whether and when investment gains and losses are realized, the then-current basis of the Acquiring Fund’s assets and other factors. Upon the sale of an MLP security, the Acquiring Fund will be liable for previously deferred taxes, if any. As a result, the Acquiring Fund’s actual tax liability could have a material effect on the Acquiring Fund’s NAV.

Political Risks Relating to Russia’s Invasion of Ukraine. Russia began its invasion of Ukraine in February 2022. The invasion significantly amplified already existing geopolitical tensions among Russia, Ukraine, Europe, NATO and the United States. Russia’s military invasion of Ukraine, the resulting responses by the United States and other countries, and the potential for wider conflict has increased volatility and uncertainty in the financial markets, specifically on companies in the oil and gas sector, finance and resource extraction.

The ramifications of the hostilities and sanctions, however, may not be limited to Russia. Conflict between Ukraine and Russia is likely to negatively impact other regional and global economic markets (including Europe, Asia and the United States), companies in other countries (particularly those that have exposure to Russia and Ukraine) and on various sectors, industries and markets for securities and commodities globally, such as oil and natural gas and banking.

Health Crisis Risk. An outbreak of an infectious respiratory illness, COVID-19, caused by a novel coronavirus has resulted in travel restrictions, disruption of healthcare systems, prolonged quarantines, cancellations, supply chain disruptions, lower consumer demand, layoffs, ratings downgrades, defaults and other significant economic impacts. Certain markets have experienced temporary closures, extreme volatility, severe losses, reduced liquidity and increased trading costs. In particular, COVID-19 has resulted in substantial market volatility and global business disruption, impacting the global economy and the financial health of individual companies in significant and unforeseen ways. The duration and future impact of COVID-19 are currently unknown, which may exacerbate other types of risks that apply to the Acquiring Fund and negatively impact Acquiring Fund performance and the value of your investment in the Acquiring Fund. It is not possible to determine the ultimate impact of COVID-19 at this time. Further, the extent and strength of any economic recovery after the COVID-19 pandemic abates is uncertain and subject to various factors and conditions, including the emergence of other infectious illness outbreaks that may have similar impacts. Accordingly, an investment in the Acquiring Fund is subject to an elevated degree of risk as compared to other market environments.

Non-Diversification Risk. The Acquiring Fund is classified as a “non-diversified” investment company under the 1940 Act, which means the Acquiring Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. As a non-diversified investment company, the Acquiring Fund may invest in the securities of individual issuers to a greater degree than a diversified investment company. As a result, the Acquiring Fund may be more vulnerable to events affecting a single issuer and therefore, subject to greater volatility than a fund that is more broadly diversified. Accordingly, an investment in the Acquiring Fund may present greater risk to an investor than an investment in a diversified company.

Cash Flow Risk. The Acquiring Fund expects that a substantial portion of the cash flow it receives will be derived from its investments in MLPs. The amount and tax characterization of cash available for distribution by an MLP depends upon the amount of cash generated by such entity’s operations. Cash available for distribution by MLPs may vary widely from quarter to quarter and will be affected by various factors affecting the entity’s operations.

Issuer Risk. Issuer risk is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or service.

Management Risk. The Acquiring Fund has an actively managed portfolio. The Adviser applies investment techniques and risk analyses in making investment decisions for the Acquiring Fund, but there can be no guarantee that these will produce the desired results.

Liquidity Risk. MLP common units and equity securities of MLP affiliates, including I-Shares, often trade on national securities exchanges. However, certain securities, including those of issuers with smaller capitalizations, may trade less frequently. The market movements of such securities with limited trading volumes may be more abrupt or erratic than those with higher trading volumes. As a result of the limited liquidity of such securities, the Acquiring Fund could have greater difficulty selling such securities at the time and price that the Acquiring Fund would like and may be limited in its ability to make alternative investments. This may also adversely affect the Acquiring Fund’s ability to remit dividend payments to shareholders. The Acquiring Fund may not purchase or hold securities that are illiquid or are otherwise not readily marketable if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities. Illiquid securities are securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Acquiring Fund has valued the securities.

Fixed Income Risk. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the credit risk of individual issuers. Increases in interest rates can cause the prices of the Acquiring Fund’s fixed income securities to decline, and the level of current income from a portfolio of fixed income securities may decline in certain interest rate environments. These risks may be greater in the current market environment because interest rates are near historically low levels. It is anticipated that there will be less governmental action in the near future to maintain low interest rates. The negative impact on fixed income securities from the resulting rate increases for that and other reasons may be swift and significant.

During periods of very low or negative interest rates, fixed income securities may be unable to maintain positive returns. Interest rates in the U.S. and many parts of the world, including certain European countries, are at or near historically low levels. Certain European countries have recently experienced negative interest rates on certain fixed income instruments. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Acquiring Fund performance to the extent the Acquiring Fund is exposed to such interest rates.

“Junk” Bond Risk. Debt securities that are below investment grade, called “junk bonds,” generally offer a higher yield than is offered by higher rated securities, but are speculative, have a higher risk of default or are already in default, tend to be less liquid and are more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments.

Market Risk. Global economies and financial markets are increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Acquiring Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market, or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Acquiring Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics. For example, the outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world, including those in which the Acquiring Fund may invest. The effects of this pandemic to public health and business and market conditions, including exchange trading suspensions and closures, may continue to have a significant negative impact on the performance of the Acquiring Fund’s investments, increase the Acquiring Fund’s volatility, exacerbate pre-existing political, social and economic risks to the Acquiring Fund, and negatively impact broad segments of businesses and populations. The Acquiring Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Acquiring Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Acquiring Fund’s investment performance. The full impact of the COVID-19 pandemic, or other future epidemics or pandemics, is currently unknown.

Small Capitalization Risk. Small capitalization companies often have limited product lines, markets, distribution channels or financial resources; and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities issued by MLPs with smaller capitalizations may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general. Historically, smaller capitalization companies have sometimes gone through extended periods when they did not perform as well as larger companies. In addition, equity securities of smaller capitalization companies generally are less liquid than those of larger companies. This means that the Acquiring Fund could have greater difficulty selling such securities at the time and price than the Acquiring Fund would like.

FINANCIAL HIGHLIGHTS

The financial highlights tables for the Class I shares of the Acquiring Fund and for the common shares of the Target Fund are intended to help you understand the applicable Fund’s financial performance for the periods shown. Certain information reflects the financial results for a single Fund share. The total returns in the table for the Acquiring Fund represent the rate that an investor would have earned or lost on an investment in the Acquiring Fund (assuming reinvestment of all dividends and/or distributions). The audited financial statements and related report of Deloitte & Touche LLP, an independent registered public accounting firm, for the Target Fund are contained in the Target Fund’s Annual Shareholder Report for the fiscal year ended September 30, 2022 (Accession No. 0001104659-22-125484), which is incorporated herein by reference insofar as it relates to the Target Fund. In addition, more recent unaudited financial statements are contained in the Target Fund’s Semiannual Shareholder Report for the period ended March 31, 2023 (Accession No. 0001104659-23-064597), which is incorporated herein by reference insofar as it relates to the Target Fund. The audited financial statements and related report of Deloitte & Touche LLP for the Acquiring Fund are contained in the Acquiring Fund’s Annual Shareholder Report for the fiscal year ended September 30, 2022 (Accession No. 0001104659-22-125438), which is incorporated herein by reference insofar as it relates to the Acquiring Fund. In addition, more recent unaudited financial statements are contained in the Acquiring Fund’s Semiannual Shareholder Report for the period March 31, 2023 (Accession No. 0001104659-23-064433), which is incorporated by reference insofar as it relates to the Acquiring Fund. No other parts of the Funds’ Annual Reports are incorporated by reference herein.

CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND

Financial Highlights

	For the Six Months Ended March 31, 2023	For the Fiscal Year Ended September 30,				For the Ten Month Period Ended September 30,		For the Fiscal Year Ended November 30,
Class I	(Unaudited)	2022	2021	2020	2019	2018[2]		2017
Per Share Operating Performance:
Net asset value, beginning of period	$4.24	$4.13	$2.56	$6.12	$7.36	$7.16		$8.34
Income from Investment Operations:
Net investment income (loss)[1]	0.02	(0.04)	0.08	(0.04)	(0.02)	(0.05)		(0.09)
Return of capital[1]	0.07	0.14	0.16	0.25	0.47	0.33		0.39
Net realized and unrealized gain (loss)[1,3]	0.28	0.27	1.67	(3.22)	(1.01)	0.43		(0.80)
Total from investment operations	0.37	0.37	1.91	(3.01)	(0.56)	0.71		(0.50)
Distributions to Shareholders:
From distributable earnings	(0.14)	(0.26)	(0.34)	—	(0.14)	(0.16)		—
From return of capital	—	—	—	(0.55)	(0.54)	(0.35)		(0.68)
Total distributions to shareholders*	(0.14)	(0.26)	(0.34)	(0.55)	(0.68)	(0.51)		(0.68)
Net asset value, end of period	$4.47	$4.24	$4.13	$2.56	$6.12	$7.36		$7.16
Total Return†	8.63%[7]	8.78%	77.63%	-51.47%	-7.70%	10.35%[7]		-6.53%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$504,403	$520,902	$717,079	$505,389	$1,469,712	$1,568,976		$1,490,129
Ratio of Expenses to Average Net Assets:
Before expense reimbursement/waivers and after current tax expense	1.73%[8]	2.68%	(0.42)%	2.51%	1.22%	1.22%[8]		1.19%
Before expense reimbursement/waivers, current and deferred tax expense	1.22%[8]	1.24%	1.25%	1.25%	1.22%	1.22%[8]		1.19%
Expense reimbursement/waivers	(0.01)%[8]	(0.03)%	(0.04)%	(0.04)%	(0.01)%	(0.01)%[8]		—%
Net of expense reimbursement/waivers and before current and deferred tax expense	1.21%[8]	1.21%	1.21%	1.21%	1.21%	1.21%[8]		1.19%
Deferred tax expense (benefit)[4,5]	—%[8]	—%	—%	—%	—%	—%[8]		—%
Total expense (benefit) before current tax expense	1.21%[8]	1.21%	1.21%	1.21%	1.21%	1.21%[8]		1.19%
Ratio of Net Investment Income (Loss) to Average Net Assets:
Before expense reimbursement/waivers, current and deferred tax benefit	1.21%[8]	0.55%	0.52%	0.13%	(0.37)%	(0.88)%[8]		(1.14)%
Expense reimbursement/waivers	0.01%[8]	0.03%	0.04%	0.04%	0.01%	0.01%[8]		—%
Net of expense reimbursement/waivers and before current and deferred tax benefit	1.22%[8]	0.58%	0.56%	0.17%	(0.36)%	(0.87)%[8]		(1.14)%
Deferred tax benefit[5,6]	—%[8]	—%	—%	—%	—%	—%[8]		0.09%
Net income (loss) before current tax expense	1.22%[8]	0.58%	0.56%	0.17%	(0.36)%	(0.87)%[8]		(1.05)%
Portfolio turnover rate	17%[7]	61%	48%	80%	57%	35	%7	32%

†	Total investment return is computed based upon the net asset value of the Fund’s shares and excludes the effects of sales charges or contingent deferred sales charges, if applicable. Distributions are assumed to be reinvested at the net asset value of the Class on the ex-date of the distribution.
*	Distributions for annual periods determined in accordance with federal income tax regulations.
[1]	Per share amounts presented are based on average shares outstanding throughout the period indicated.
[2]	Amounts shown are for the period ended September 30, 2018 and are not necessarily indicative of a full year of operations. The Fund changed its fiscal year end from November 30 to September 30.
[3]	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share in the period. It may not agree to the aggregate gains and losses in the Statement of Operations due to the fluctuation in share transactions this period.
[4]	Deferred tax expense (benefit) estimate for the ratio calculation is derived from net investment income (loss), and realized and unrealized gains (losses).
[5]	The deferred tax expense and deferred tax benefit are allocated based on average net assets.
[6]	Deferred tax benefit (expense) estimate for the ratio calculation is derived from net investment income (loss) only.
[7]	Not annualized.
[8]	Annualized.

CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND

Financial Highlights

	2023[1]	2022[2]	2021[2]	2020[2]	2019[2]	2018[3]
Per Share Operating Performance:[4]
Net asset value, beginning of period	$18.85	$17.54	$10.26	$72.10	$94.90	$93.40
Net investment income (loss)[5]	(0.30)	1.15	0.74	(1.14)	(1.30)	(2.50)
Return of capital[5]	0.31	0.62	0.68	3.28	7.30	7.50
Net realized and unrealized gain (loss)[5,6]	1.35	0.44	6.76	(56.98)	(16.30)	5.90
Net increase (decrease) in net asset value resulting from operations	1.36	2.21	8.18	(54.84)	(10.30)	10.90
Distributions to Common Shareholders:
Dividends from distributable earnings	(0.45)	(0.90)	(0.90)	—	—	(3.30)
Return of capital distributions	—	—	—	(7.00)	(12.50)	(6.10)
Total dividends and distributions paid	(0.45)	(0.90)	(0.90)	(7.00)	(12.50)	(9.40)
Net asset value, end of period	$19.76	$18.85	$17.54	$10.26	$72.10	$94.90
Market price, end of period	$19.25	$16.56	$13.91	$7.45	$71.20	$94.20
Total Investment Return based on Net asset value#	7.18%[7]	12.50%	81.33%	-81.70%	-10.92%	12.33%[7]
Total Investment Return based on Market price†	19.29%[7]	25.97%	101.50%	-86.71%	-11.32%	13.20%[7]
Ratios to Average Net Assets/Supplementary Data:
Net assets, end of period (000s)	$97,429	$92,915	$86,487	$50,604	$308,114	$287,150
Ratio of expenses (benefit) to average net assets[9]	4.84%[8]	2.36%	(0.64)%	6.95%	3.62%	3.68%[8]
Ratio of expenses to average net assets (excluding current and deferred tax benefit)	3.08%[8]	2.36%	4.31%	4.49%	3.62%	3.68%[8]
Ratio of expenses to average net assets (excluding current and deferred tax benefit and interest expense)	1.96%[8]	1.95%	2.59%	2.28%	1.89%	2.03%[8]
Ratio of net investment income (loss) to average net assets[9]	(2.89)%[8]	5.93%	5.00%	(3.44)%	(1.66)%	(3.22)%[8]
Ratio of expenses (benefit) to average managed assets[10]	1.10%[8]	1.93%	(0.50)%	4.83%	2.49%	2.51%[8]
Portfolio turnover rate	13%[7]	40%	34%	75%	56%	33%[7]
Credit facility, end of period (000’s)	$18,000	$21,500	$21,600	N/A	$82,500	$79,100
Total amount of preferred shares outstanding (000’s)	$—	$—	$—	$18,650	$50,000	$50,000
Asset coverage per $1,000 unit of senior indebtedness[11]	$6,413	$5,322	$5,004	$3,713	$3,325	$3,224
Asset coverage per preferred shares[12]	$—	$—	$—	$92,834	$179,057	$168,575
Liquidating preference for preferred shares	$—	$—	$—	$25,000	$25,000	$25,000

#	Total investment return based on net asset value (“NAV”) is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total investment return excludes the effects of sales charges or contingent deferred sales charges, if applicable.
†	Total investment return based on market price is the combination of changes in the New York Stock Exchange market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The actual reinvestment for the last dividend declared in the period may take place over several days as described in the Fund’s dividend reinvestment plan, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total investment return excludes the effect of broker commissions.
^	Distributions for annual periods determined in accordance with federal income tax regulations.
[1]	For the Six Months Ended March 31, 2023 (Unaudited).
[2]	For the Fiscal Years Ended September 30,
[3]	Following the close of business on February 2, 2018, Brookfield Public Securities Group LLC, replaced Center Coast Capital Advisors, LP as the investment adviser to the Fund. Amounts shown are for the ten month period ended September 30, 2018 and are not necessarily indicative of a full year of operations. The Fund changed its fiscal year end from November 30 to September 30. Represents the Ten Month Period Ended September 30, 2018.
[4]	The Fund had a 1-for-10 (1:10) reverse share split effective after market close on July 2, 2020. Prior year net asset values and per share amounts have been restated to reflect the impact of the reverse share split.
[5]	Per share amounts presented are based on average shares outstanding throughout the period indicated.
[6]	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share in the period. It may not agree to the aggregate gains and losses in the Statement of Operations due to the fluctuation in share transactions this period.
[7]	Not annualized.
[8]	Annualized.
[9]	Includes the deferred tax benefit (expense) allocated to net investment income (loss) and the deferred tax benefit (expense) allocated to realized and unrealized gain (loss). Net investment income (loss) ratios exclude the deferred tax benefit (expense) allocated to realized and unrealized gain (loss).
[10]	Average managed assets represent the total assets of the Fund, including the assets attributable to the proceeds from any forms of financial leverage, minus liabilities, other than liabilities related to any financial leverage.
[11]	Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.
[12]	Represents the total value of total assets less liabilities, not including preferred shares divided by the total number of preferred shares.

CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND

Financial Highlights (continued)

	2017[1]	2016[1]	2015[1]	2014[1]	2013[2]
Per Share Operating Performance:[3]
Net asset value, beginning of period	$112.20	$109.30	$201.10	$193.10	$190.60
Net investment income (loss)[4]	(3.70)	(2.40)	(3.00)	(2.40)	(0.40)
Return of capital[4]	11.90	11.00	11.70	8.10	2.40
Net realized and unrealized gain (loss)[4,5]	(14.50)	6.80	(88.00)	15.80	1.50
Net increase (decrease) in net asset value resulting from operations	(6.30)	15.40	(79.30)	21.50	3.50
Distributions to Common Shareholders:
Dividends from distributable earnings	—	—	—	(11.80)	—
Return of capital distributions	(12.50)	(12.50)	(12.50)	(1.70)	(1.00)
Total dividends and distributions paid^	(12.50)	(12.50)	(12.50)	(13.50)	(1.00)
Net asset value, end of period	$93.40	$112.20	$109.30	$201.10	$193.10
Market price, end of period	$92.00	$115.80	$110.90	$194.90	$184.60
Total Investment Return based on Net asset value#	(6.59)%	15.62%	(40.75)%[6]	11.94%	1.88%
Total Investment Return based on Market price†	(10.85)%	17.61%	(37.97)%[6]	13.49%	(7.18)%
Ratios to Average Net Assets/Supplementary Data:
Net assets, end of period (000s)	$229,811	$233,119	$215,962	$297,927	$286,009
Ratio of expenses (benefit) to average net assets[7]	3.51%	2.90%	(4.96)%	8.55%	8.25%[8]
Ratio of expenses to average net assets (excluding current and deferred tax benefit)	3.51%	2.83%	2.53%	2.26%	2.08%[8]
Ratio of expenses to average net assets (excluding current and deferred tax benefit and interest expense)	2.04%	2.06%	2.00%	1.85%	1.84%[8]
Ratio of net investment income (loss) to average net assets[7]	(3.33)%	(2.32)%	(1.82)%	(1.18)%	(1.31)%[8]
Ratio of expenses (benefit) to average managed assets[9]	2.31%	2.06%	(3.46)%	6.08%	6.34%[8]
Portfolio turnover rate	36%	62%	91%	105%	18%[10]
Credit facility, end of period (000’s)	$66,500	$81,700	$79,600	$129,000	$100,500
Total amount of preferred shares outstanding (000’s)	$50,000	$50,000	$—	$—	$—
Asset coverage per $1,000 unit of senior indebtedness[11]	$2,973	$2,770	$3,949	$3,310	$3,846
Asset coverage per preferred shares[12]	$139,905	$141,559	$—	$—	$—
Liquidating preference for preferred shares	$25,000	$25,000	$—	$—	$—

#	Total investment return based on net asset value (“NAV”) is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total investment return excludes the effects of sales charges or contingent deferred sales charges, if applicable.
†	Total investment return based on market price is the combination of changes in the New York Stock Exchange market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The actual reinvestment for the last dividend declared in the period may take place over several days as described in the Fund’s dividend reinvestment plan, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total investment return excludes the effect of broker commissions.
^	Distributions for annual periods determined in accordance with federal income tax regulations.
[1]	For the Fiscal Years Ended November 30,
[2]	Initial public offering price of $20.00 per share less underwriting discounts of $0.90 per share and offering costs of $0.04 per share. Commencement of operations was September 26, 2013. Reflects the period from September 26, 2013 through November 30, 2013.
[3]	The Fund had a 1-for-10 (1:10) reverse share split effective after market close on July 2, 2020. Prior year net asset values and per share amounts have been restated to reflect the impact of the reverse share split.
[4]	Per share amounts presented are based on average shares outstanding throughout the period indicated.
[5]	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share in the period. It may not agree to the aggregate gains and losses in the Statement of Operations due to the fluctuation in share transactions this period.
[6]	Includes dilution (net of offering costs) of approximately $1.11 to NAV per share resulting from the Fund’s transferrable rights offering, which expired on April 17, 2015. In connection with such offering, the Fund issued 4,938,969 additional common shares at a subscription price per share below the then-current NAV per share of the Fund.
[7]	Includes the deferred tax benefit (expense) allocated to net investment income (loss) and the deferred tax benefit (expense) allocated to realized and unrealized gain (loss). Net investment income (loss) ratios exclude the deferred tax benefit (expense) allocated to realized and unrealized gain (loss).
[8]	Annualized.
[9]	Average managed assets represent the total assets of the Fund, including the assets attributable to the proceeds from any forms of financial leverage, minus liabilities, other than liabilities related to any financial leverage.
[10]	Not annualized.
[11]	Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.
[12]	Represents the total value of total assets less liabilities, not including preferred shares divided by the total number of preferred shares.

INFORMATION ABOUT THE REORGANIZATION

Terms of the Reorganization

The Reorganization will be governed by the proposed Reorganization Agreement, a form of which is attached as Appendix A. Pursuant to the Reorganization Agreement, the Acquiring Fund will acquire all of the assets of the Target Fund on the Closing Date (as defined in the Reorganization Agreement) in consideration for the assumption by the Acquiring Fund of all liabilities of the Target Fund and shares of the Acquiring Fund.

On the Closing Date, the Target Fund will transfer to the Acquiring Fund all of its assets in exchange solely for shares of the Acquiring Fund that are equal in value to the value of the net assets of the Target Fund transferred to the Acquiring Fund as of the Closing Date, as determined in accordance with the Acquiring Fund’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties, and the assumption by the Acquiring Fund of all liabilities of the Target Fund. In order to minimize any potential for undesirable federal income and excise tax consequences in connection with the Reorganization, the Target Fund will distribute on or before the Closing Date all of its undistributed net income (including net capital gains) as of such date.

The Target Fund expects to distribute the shares of the Acquiring Fund to the shareholders of the Target Fund promptly after the Closing Date. Upon distribution of such shares, the Target Fund will be terminated.

If the Reorganization is consummated, current Target Fund shareholders, as shareholders of the Combined Fund, may be able to exchange their shares received in the Reorganization for shares of another class of the Combined Fund for which they are eligible. Such shareholders should consult their tax advisers regarding the potential tax consequences of such an exchange.

If the conditions to closing the Reorganization are satisfied or waived, the Reorganization is expected to occur during the fourth quarter of 2023. Following the Reorganization, the Target Fund would terminate its registration as an investment company under the 1940 Act and be dissolved.

Valuation of Assets and Liabilities. The value of the net assets of each Fund will be the value of its assets, less its liabilities, computed as of the close of regular trading on the NYSE on the business day immediately prior to the Closing Date of the Reorganization. The value of each Fund’s assets shall be determined by using the valuation procedures of the Acquiring Fund or such other valuation procedures as shall be mutually agreed upon by the parties.

Distributions. Undistributed net income represents net earnings from the Target Fund’s investment portfolio that over time have not been distributed to shareholders. Under the terms of the Reorganization Agreement, if the Target Fund has undistributed net income or undistributed realized net capital gains, it is required to declare a distribution, which, together with all previous distributions, shall have the effect of distributing to its shareholders all undistributed net income and undistributed realized net capital gains (after reduction by any available capital loss carryforwards) for all taxable periods ending on or before the Closing Date of the Reorganization.

Amendments. Under the terms of the Reorganization Agreement, the Reorganization Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the officers of each Fund and the authorization of each Fund’s Board; provided, however, that following the receipt of shareholder approval of the Reorganization Agreement at the Special Meeting, no such amendment, modification or supplement may have the effect of changing the provisions for determining the number of Acquiring Fund shares to be issued to the Target Fund’s shareholders under the Reorganization Agreement to the detriment of such shareholders without the approval of the Board.

Conditions. Under the terms of the Reorganization Agreement, the closing of the Reorganization is conditioned upon, among other things, (a) the requisite approval of the Reorganization by the shareholders of the Target Fund, (b) the absence of legal proceedings challenging the Reorganization, and (c) the Funds’ receipt of certain customary certificates and legal opinions.

Termination. The Reorganization Agreement may be terminated and the transactions contemplated hereby may be abandoned by resolution of the Board, respectively, at any time prior to the Effective Time (as defined in the Reorganization Agreement), if circumstances should develop that, in the opinion of such Board, make proceeding with the Reorganization Agreement inadvisable.

Board Approval of the Reorganization

At the Approval Meeting on March 30, 2023, the Board considered the approval of the Reorganization Agreement with respect to each Fund. The Board, including all of the Independent Trustees, has approved the Reorganization Agreement. The Board has determined that the Reorganization is in the best interests of the Funds and that the interests of the Funds’ shareholders will not be diluted as a result of the Reorganization. The Board’s determinations were based on a comprehensive evaluation of the information provided to it. During the review, the Board did not identify any particular information or consideration that was all-important or controlling with respect to either Fund.

In reaching its determinations with respect to the Reorganization, the Board considered a number of factors presented at the time of the Approval Meeting, including, but not limited to, the following:

Investment Objective and Investment. The Acquiring Fund’s investment objective is substantially similar to that of the Target Fund. Each Fund’s principal investment strategies and principal investment risks are similar, although there are some differences. The Board considered the principal differences in the investment strategies and risks between the Target Fund and the Acquiring Fund. See “Synopsis—Comparison of the Funds”

Continued Management by the Same Management Team. For those shareholders of the Target Fund that are interested in continued management of their assets by the same team of managers, the Reorganization will not affect these management services without any diminution in the nature, quality and extent of the services, as each Fund has the same management team. Moreover, since the Acquiring Fund is a fund with substantially similar investment objective and substantially similar investment strategy of the Target Fund, and provides exposure to the same asset classes, the management team may be able to execute the investment strategies more efficiently on behalf of the Combined Fund than it could on behalf of each Fund operating separately.

Open-end Structure and the Elimination of Target Fund Shares Illiquidity. The Reorganization would provide similar benefits as the conversion of the Target Fund into an open-end structure: namely, the illiquidity of the Target Fund shares would be eliminated and Target Fund shareholders who become shareholders of the Combined Fund would be permitted to redeem, purchase or exchange shares of the Combined Fund received in the Reorganization at the then-current net asset value. Combined Fund shares purchased after the Reorganization will be subject to the standard shareholder fee structure applicable to such class of shares. See “Synopsis— Comparison of Fund Structures” for a discussion of certain differences between closed-end funds and open-end funds generally, as well as advantages and disadvantages of reorganizing the Target Fund into an open-end fund structure.

Potential Economies of Scale. As a result of the Reorganization, the Target Fund’s assets would be combined with the significantly larger asset base of the Acquiring Fund. In addition, the Acquiring Fund provides shareholders with the potential to achieve greater economies of scale because the Acquiring Fund, as an open-end fund, may be able to increase its asset base through the continuous sale of shares which would, in turn, permit fixed costs to be spread over a broader asset base.

Elimination of Trading Discount. It is anticipated that another primary benefit of the Reorganization to the Target Fund shareholders will be the elimination of a persistent trading discount that the Target Fund has experienced over the last few years. While there are other ways to eliminate this discount, such as a managed distribution policy and/or periodic tenders, the Reorganization is likely the most effective way to do so because of all of the other benefits offered to the Target Fund shareholders.

Expected Performance of the Combined Fund. The Combined Fund is expected to have a return profile that is comparable to the Acquired Fund. Moreover, it is anticipated that the Target Fund shareholders will benefit from a higher distribution rate because the Acquiring Fund currently pays distributions on a monthly basis, in comparison to the Target Fund’s current quarterly distribution. Give the substantial portfolio overlap of the Funds, it is anticipated that the Acquiring Fund will be able to maintain its current performance level and that its performance trajectory will not be materially impacted by the Reorganization.

Potential Operational Cost Savings. The Reorganization may potentially result in operational cost savings over time as a result of the larger size of the Combined Fund. It is expected that the Target Fund shareholders will experience a reduction in total annual fund operating expenses, and that the Acquiring Fund shareholders will also see a modest reduction due to economies of scale.

Impact on Expenses. The fee and expense structure of the Funds differs, in part, because of structural differences between open-end funds and closed-end funds. The Board considered comparative fee and expense ratio information of the Funds, the estimated expense ratio of the Combined Fund following the Reorganization and the impact of expense caps, if any. Assuming the Reorganization had taken place on September 30, 2022, the Combined Fund’s Class I shares would have (A) total annual fund operating expenses that are estimated to be lower than those of the Target Fund’s shares prior to the Reorganization and (B) after giving effect to all contractual fee and expense waivers and/or reimbursements that Brookfield has agreed to continue through January 30, 2024, net annual fund operating expenses that are estimated to be lower than those of the Target Fund’s shares prior to the Reorganization.

Impact on Management Fee Rates. The contractual management fee rates of the Combined Fund will be equivalent to the current management fees of the Acquiring Fund. In evaluating the contractual management fee rates, the Board considered that the Reorganization may potentially result in operational cost savings over time as a result of the larger size of the Combined Fund. The Board also considered that Target Fund shareholders will experience a reduction in total annual fund operating expenses, and the Acquiring Fund shareholders are expected to see a modest reduction. In particular, the Board considered that management fees for the Combined Fund will be 1.00% of net assets, equivalent to current management fees of the Acquiring Fund. In comparison, the Board considered that the Target Fund currently pays the Adviser a monthly fee of 1.00% of the Target Fund’s Managed Assets (average daily net assets plus the amount of borrowing for investment purposes), and noted the impact of leverage on the management fee calculation. In addition, the Board considered that the Acquiring Fund pays its allocable portion of an annual sub-administration fee to USBFS pursuant to a sub-administration agreement, and noted that the Acquiring Fund does not pay a separate administration fee to the Adviser. In comparison, the Board considered that the Target Fund pays an administration fee to the Adviser pursuant to an administration agreement in an annual amount equal to 0.15% of the Target Fund’s average weekly Managed Assets, and once again noted the impact of leverage on the administration fee calculation.

Sales Charges and Redemption Fees. The shareholders of the Target Fund will not pay an initial sales charge in connection with the receipt of Class I shares of the Acquiring Fund in the Reorganization. Class I shares received in the Reorganization will not be subject to any redemption fees or contingent deferred sales charge. Any class of shares purchased after the Reorganization will be subject to the standard shareholder fee structure applicable to such class.

Management and Service Providers. The Acquiring Fund has the same investment adviser as the Target Fund. The Acquiring Fund is overseen by the same Board as the Target Fund. Certain of the Funds’ service providers also overlap. See “Synopsis— Comparison of the Funds.”

Leverage. Although the Funds’ respective investment objectives are substantially similar, the Acquiring Fund, as an open-end fund, is not able to employ leverage to the same extent as the Target Fund, a closed-end fund, because the Acquiring Fund is not permitted to issue preferred shares. The Target Fund’s use of leverage has historically contributed positively to the Target Fund’s net income per share. Due to limitations on the use of leverage by an open-end fund, the Combined Fund’s yield is expected to be lower than the Target Fund’s current yield.

Illiquid Investments and Cash Balances. The Acquiring Fund is subject to the 15% Illiquid Investment Limit, whereas the Target Fund may invest in illiquid investments without limit. In addition, as an open-end fund, the Acquiring Fund will normally be required to maintain a larger cash position than the Target Fund currently maintains in order to satisfy redemption requests.

Anticipated Tax-Free Reorganization; Certain Taxable Distributions. There is expected to be no gain or loss recognized by shareholders for U.S. federal income tax purposes as a result of the Reorganization, because the Reorganization is expected to be a tax-free reorganization for U.S. federal income tax purposes. Prior to the Reorganization, the Target Fund will distribute to its shareholders all investment company taxable income and net realized capital gains not previously distributed to shareholders, and such distribution of investment company taxable income and net realized capital gains will be taxable to shareholders in non-tax qualified accounts. The Acquiring Fund may recognize gains that, upon distribution, are taxable to shareholders as a result of sales of portfolio securities after the Reorganization to satisfy expected redemption requests.

Terms of the Reorganization and Impact on Shareholders. The terms of the Reorganization are intended to avoid dilution of the interests with respect to net asset value of the existing shareholders of the Funds. In this regard, the Board considered that the aggregate net asset value of the Class I shares of the Acquiring Fund that shareholders of the Target Fund will receive in the Reorganization is expected to be equal to the aggregate net asset value of the shares of the Target Fund held by such shareholders as of the close of business on the business day immediately prior to the Closing Date of the Reorganization.

Expected Costs of the Reorganization. The Acquiring Fund and the Target Fund will each bear, in proportion to their net assets, the costs associated with the Reorganization, which are estimated to be $541,000 (including auditor and legal fees and the costs of preparing and filing the enclosed Proxy Statement/Prospectus, including the costs of the proxy solicitation payable to AST Fund Solutions, LLC that are estimated to be $115,000). The Board determined that the allocation of the Reorganization expenses between the Acquiring Fund and the Target Fund based on proportionate net assets is fair and reasonable. For example, in its deliberations, the Board considered the various advantages of the Combined Fund, including the potential operational cost savings over time as a result of the larger size of the Combined Fund, and determined that the expenses associated with the Reorganization should be shared in proportion to the Funds’ relative net assets. These estimated expenses will be borne indirectly by the Funds’ shareholders regardless of whether the Reorganization is consummated.

Alternatives to Reorganization. The Reorganization is a better option for Target Fund shareholders than liquidation.

The Target Board recommends that shareholders vote “FOR” approval of the Reorganization Agreement.

Capitalization

The following table sets forth: (i) as of May 31, 2023, the unaudited capitalization of the Target Fund; (ii) as of May 31, 2023, the unaudited capitalization of Class I, Class A and Class C Shares of the Acquiring Fund; and (iii) as of May 31, 2023, the unaudited pro forma combined capitalization of Class I, Class A and Class C Shares of the Combined Fund assuming the Reorganization has been completed. The capitalizations will be different when the Reorganization is scheduled to be completed as a result of daily share purchase and redemption activity in the Acquiring Fund.

	Target Fund Shares (as of May 31, 2023)	Acquiring Fund Class I Shares (as of May 31, 2023)	Pro Forma Adjustments to Acquiring Fund Class I Shares[1,2]	Combined Fund Pro Forma Class I Shares
Net Assets	$96,952,343	$491,140,790	$(541,000)	$587,552,133
Shares Outstanding	4,929,945	110,971,414	21,906,017	132,877,431
NAV per Share	$19.6660	$4.4258		$4.4218

	Acquiring Fund Class A Shares (as of May 31, 2023)[3]	Pro Forma Adjustments to Acquiring Fund Class A Shares	Combined Fund Pro Forma Class A Shares
Net Assets	$244,237,487	$—	$244,237,487
Shares Outstanding	57,852,702	—	57,852,702
NAV per Share	$4.2217		$4.2217

	Acquiring Fund Class C Shares (as of May 31, 2023)[3]	Pro Forma Adjustments to Acquiring Fund Class C Shares	Combined Fund Pro Forma Class C Shares
Net Assets	$107,425,263	$—	$107,425,263
Shares Outstanding	30,609,517	—	30,609,517
NAV per Share	$3.5095		$3.5095

1	Assumes the Reorganization had taken place on May 31, 2023.
2	Adjusted for estimated Reorganization expenses of $541,000.
3	Class A and Class C Shares of the Acquiring Fund will not be issued in the Reorganization. The Target Fund does not have separate share classes.

Reorganization Expenses

The Acquiring Fund and the Target Fund will each bear, in proportion to their net assets, the costs associated with the Reorganization, which are estimated to be $541,000 (including auditor and legal fees and the costs of preparing and filing the enclosed Proxy Statement/Prospectus, including the costs of the proxy solicitation payable to AST Fund Solutions, LLC that are estimated to be $115,000). These estimated expenses will be borne indirectly by each Fund’s shareholders regardless of whether the Reorganization is consummated.

The expenses of the Reorganization include, but are not limited to, costs and expenses (including legal fees) related to the preparation and distribution of materials to the Board, costs incurred in attending the meetings of the Board and preparing the minutes of such Board meetings, obtaining opinions of counsel as to certain matters in connection with the closing of the Reorganization, the preparation of the Reorganization Agreement, this Proxy Statement/Prospectus, fees of the SEC and any state securities commission, transfer agency fees, auditing fees associated with each Fund’s financial statements, portfolio transfer taxes (if any), expenses relating to printing and mailing this Proxy Statement/Prospectus, and any other legal and auditing fees in connection with the foregoing.

Material Federal Income Tax Consequences

The following is a general summary of the material anticipated U.S. federal income tax consequences of the Reorganization. The discussion is based upon the Code, Treasury regulations, court decisions, published positions of the IRS and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or different interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons that hold shares of the Target Fund as capital assets for U.S. federal income tax purposes. This summary does not address all of the U.S. federal income tax consequences that may be relevant to shareholders that are subject to special treatment under U.S. federal income tax laws. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below. Shareholders should consult their own tax advisers as to the U.S. federal income tax consequences of the Reorganization, as well as the effects of state, local and non-U.S. tax laws. Defined terms in this subsection have the meanings assigned to them in the Reorganization Agreement.

As a condition to each Fund’s obligation to consummate the Reorganization, each Fund will receive an opinion from Paul Hastings LLP, tax counsel to the Funds, dated as of the Closing Date, substantially to the effect that, based on certain facts, assumptions and representations of the parties, for U.S. federal income tax purposes:

1.	(i) the transfer of the Assets of the Target Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the Target Fund liabilities followed by the distribution of Acquiring Fund shares to the Target Fund shareholders, and (ii) the complete dissolution and liquidation of the Target Fund, all pursuant to the Reorganization Agreement, will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Target Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

2.	no gain or loss will be recognized by the Acquiring Fund upon the receipt of the Assets of the Target Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the Target Fund liabilities;

3.	no gain or loss will be recognized by the Target Fund upon the transfer of the Assets of the Target Fund to the Acquiring Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the Target Fund liabilities or upon the distribution of Acquiring Fund shares to Target Fund shareholders in exchange for such shareholders’ shares of the Target Fund in liquidation of the Target Fund, except for any gain or loss that may be required to be recognized solely or as a result of the close of the Target Fund’s taxable year due to the Reorganization or as a result of the transfer of any stock in a passive foreign investment company as defined in Section 1297(a) of the Code;

4.	no gain or loss will be recognized by the Target Fund shareholders upon the exchange of their Target Fund shares and receipt of Acquiring Fund shares pursuant to the Reorganization;

5.	the aggregate tax basis of the Acquiring Fund shares received by each Target Fund shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Target Fund shares exchanged therefor by such shareholder;

6.	the holding period of Acquiring Fund shares to be received by each Target Fund shareholder pursuant to the Reorganization will include the period during which the Target Fund shares exchanged therefor were held by such shareholder, provided such Target Fund shares are held as capital assets at the time of the Reorganization;

7.	the tax basis of the Assets acquired by the Acquiring Fund will be the same as the tax basis of such Assets to the Target Fund immediately before the Reorganization, except for certain adjustments that may be required to be made solely as a result of the close of the Target Fund’s taxable year due to the Reorganization or as a result of gain recognized on the transfer of certain assets of the Target Fund; and

8.	the holding period of the Assets in the hands of the Acquiring Fund will include the period during which those Assets were held by the Target Fund except for any assets which may be marked to market for U.S. federal income tax purposes on the termination of the Target Fund’s taxable year or on which gain was recognized upon the transfer to the Acquiring Fund.

The opinion of Paul Hastings LLP relating to the Reorganization will be based on U.S. federal income tax law in effect on the Closing Date (as defined in the Reorganization Agreement). In rendering its opinion, Paul Hastings LLP will also rely upon certain representations of the management of the Acquiring Fund and the Target Fund and assume, among other things, that the Reorganization will be consummated in accordance with the operative documents. The opinion will not express an opinion on the effect of the Reorganization on the Target Fund with respect to the recognition of any unrealized gain or loss for any Asset that is required to be marked to market for U.S. federal income tax purposes upon termination of the Target Fund’s taxable year or as a result of the transfer of certain assets of the Target Fund. An opinion of counsel is not binding on the IRS or any court.

The Combined Fund will not meet the qualifications to elect to be treated as a regulated investment company under the Code because a regulated investment company cannot invest more than 25% of the value of its total assets in certain types of publicly traded partnerships (such as the types of MLPs in which the Combined Fund invests). As a result, the Combined Fund will be treated as a regular taxable corporation, or “C” corporation, for U.S. federal income tax purposes, and generally is subject to U.S. federal income tax on its net taxable income at the federal rate applicable to corporations (currently 21%). In addition, as a regular corporation, the Combined Fund may be subject to state and local taxes. Therefore, the Combined Fund will have federal tax liabilities and may have state and local tax liabilities in multiple states, which will reduce the Combined Fund’s cash available to make distributions on the shares. The extent to which the Combined Fund is required to pay U.S. federal, state or local corporate income, franchise or other taxes could materially reduce the Combined Fund’s cash available to make distributions on the shares.

Prior to the Closing Date, the Target Fund will declare a distribution to its shareholders, which together with all previous distributions, will have the effect of distributing to its shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the Closing Date (after reduction for any capital loss carryforward).

None of the assets held by the Target Fund may be sold in connection with the Reorganization other than in the ordinary course of business. If, however, assets of the Target Fund were to be sold in connection with the Reorganization, such as if needed for purposes of the Target Fund’s distribution mentioned in the previous paragraph, or if such assets were required to be marked to market as a result of the termination of the Target Fund’s taxable year or as a result of the transfer of certain assets in the Reorganization, the tax impact of any such sales (or deemed sales) would depend on the difference between the price at which such assets are sold (or deemed sold) and the Target Fund’s basis in such assets. Any capital gains recognized in these sales (or deemed sales) on a net basis will be distributed to the Target Fund’s shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale (or deemed sale) and prior to or on the date of the Reorganization, and such distributions will be taxable to shareholders of the Target Fund.

The Acquiring Fund will succeed to the capital loss carryforwards, if any, of the Target Fund. The capital loss carryforwards of the Funds will be available to offset future capital gains recognized by the Combined Fund, subject to limitations under the Code. These limitations generally apply to a fund that experiences a greater than 50% ownership change as a result of a reorganization. In addition, for five years beginning after the Closing Date of the Reorganization, the Combined Fund will not be allowed to offset certain pre-Reorganization built-in gains of the Acquiring Fund with the capital loss carryforwards from the Target Fund.

Shareholder Rights and Obligations

The Acquiring Fund has established and designated three classes of shares consisting of Class A shares, Class C shares and Class I shares. Only the Class I shares to be issued to Target Fund shareholders in the Reorganization are offered through this Proxy Statement/Prospectus. Each class of shares represents an interest in the same portfolio of investments of the Acquiring Fund. Each class of shares has equal rights as to voting, redemption, dividends and liquidation, except that each bears different class expenses, including different distribution and service fees, and each has exclusive voting rights with respect to any distribution or service plan applicable to its shares. The Acquiring Board has the right to establish additional series and classes of shares in the future, to change those series or classes and to determine the preferences, voting powers, rights and privileges thereof.

The Acquiring Fund is not required and does not intend to hold annual meetings of shareholders. Shareholders owning at least 10% of the outstanding shares of the Acquiring Fund have the right to call a special meeting to remove Trustees or for any other purpose.

Shareholder Accounts and Plans; Share Certificates

If the Reorganization is approved, the Acquiring Fund will establish an account for each Target Fund shareholder containing the appropriate number of Class I shares of the Acquiring Fund (including fractional shares to three decimal places). Target Fund shareholders who become holders of Class I shares of the Acquiring Fund in the Reorganization will become eligible to participate in the account services and privileges available to holders of Class I shares.

No certificates for Acquiring Fund shares will be issued as part of the Reorganization.

Comparison of Funds’ Corporate Governance

Both the Target Fund and the Acquiring Trust, of which the Acquiring Fund is a series, are Delaware statutory trusts, and thus share some similarities in terms of their corporate governance structures. In addition both Funds are overseen by the same Board.

The following description summarizes some of the key features of the Funds’ corporate governance structures under Delaware law and the similarities and differences among the Funds in terms of key corporate governance features. The following description is based on relevant provisions of applicable Delaware law and each Fund’s operative documents. This summary does not purport to be complete, and we refer you to applicable Delaware law and each Fund’s operative documents.

In General

A fund formed as a Delaware statutory trust, such as the Target Fund and the Acquiring Fund, is governed both by the Delaware Statutory Trust Act (the “Delaware Act”) and the trust’s declaration of trust or similar instrument. As is common for Delaware statutory trusts, internal governance matters of the Funds are generally a function of the terms of each of their declarations of trust. Each Fund has taken advantage of the flexibility of the Delaware Act, which generally defers to the terms of a Delaware statutory trust’s governing instrument with respect to internal affairs.

Under the Delaware Act, unless the governing instrument provides otherwise, shareholders generally are shielded from personal liability for the trust’s debts or obligations to the same extent a shareholder is shielded from a corporation’s debts or obligations. Each Fund’s declaration of trust provides that shareholders are not personally liable for the acts, obligations or affairs of the Target Fund, and also provides that shareholders shall look solely to the property of the Funds for satisfaction of claims of any nature arising in connection with the affairs of the Funds.

Shareholder Voting for Merger and/or Reorganization

Target Fund. Under the Target Fund’s Amended and Restated Agreement and Declaration of Trust (the “Target Fund Declaration”), except as provided in Section 11.7 of the Target Fund Declaration, the Target Fund may merge or consolidate with any other corporation, association, trust or other organization or may sell, lease or exchange all or substantially all of the property of the Target Fund, including its good will, upon such terms and conditions and for such consideration when and as authorized by two-thirds of the Target Board, followed by approval by a majority shareholder vote.

In addition, the Target Fund Declaration requires the favorable vote of a majority of the Target Board followed by the favorable vote of the holders at least 75% of the outstanding shares of each affected class or series of the Target Fund, voting separately as a class or series, to approve, adopt or authorize certain transactions with Principal Shareholders (as defined below), unless the transaction has been approved by at least 80% of the Target Board, in which case a majority vote of the Target Fund’s shareholders is required.

For purposes of these provisions, the term “Principal Shareholder” refers to any corporation, person or other entity which is the beneficial owner, directly or indirectly, of 5% or more of the outstanding shares of any class or series and shall include any affiliate or associate of a Principal Shareholder. The 5% holder transactions subject to these special approval requirements are:

a.	the merger or consolidation of the Target Fund or any subsidiary of the Target Fund with or into any Principal Shareholder;

b.	the issuance of any securities of the Target Fund to any Principal Shareholder for cash (other than pursuant to any automatic dividend reinvestment plan);

c.	the sale, lease or exchange of all or any substantial part of the assets of the Target Fund to any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period);

d.	the sale, lease or exchange to the Target Fund or any subsidiary thereof, in exchange for securities of the Target Fund, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period).

To convert the Target Fund to an open-end investment company, the Target Fund Declaration requires the favorable vote of a majority of the Target Board followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of shares of the Target Fund, voting separately as a class or series, unless such amendment has been approved by at least 80% of the Target Board, in which case a majority vote shall be required.

Also, the Target Fund will be required to call a special meeting of shareholders in accordance with the requirements of the 1940 Act to seek approval of new management and advisory arrangements or of a change in fundamental policies, objectives or restrictions.

Acquiring Fund. Pursuant the Amended and Restated Agreement and Declaration of Trust of the Acquiring Fund (the “Acquiring Fund Declaration”), the Acquiring Board may, without shareholder approval (unless such approval is required by the 1940 Act), (i) cause the Acquiring Fund to convert into or merge, reorganize or consolidate with or into one or more trusts, partnerships, limited liability companies, associations, corporations or other business entities (or a series of any of the foregoing to the extent permitted by law) (including trusts, partnerships, limited liability companies, associations, corporations or other business entities created by the Acquiring Board to accomplish such conversion, merger or consolidation) so long as the surviving or resulting entity is an open-end management investment company under the 1940 Act, or is a series thereof to the extent permitted by law, and that, in the case of any trust, partnership, limited liability company, association, corporation or other business entity created by the Acquiring Board to accomplish such conversion, merger or consolidation, may succeed to or assume the Acquiring Fund’s registration under the 1940 Act and that, in any case, is formed, organized or existing under the laws of the United States or of a state, commonwealth, possession or colony of the United States.

Election and Removal of Trustees

Target Fund. Shareholders of a closed-end management investment company formed as a Delaware statutory trust generally are entitled to elect and remove Trustees under applicable federal law. The Target Fund Declaration requires that the Trustees be elected at an annual meeting of the shareholders or a special meeting in lieu thereof called by the Target Board for that purpose. The term of any Trustee standing for re-election who fails to receive sufficient votes to be elected to office due to a lack of quorum or a failure to receive the required shareholder vote shall continue for successive one year terms until such Trustee is duly elected, at which time such Trustee shall serve the remainder of the term of office for the class to which such Trustee was originally standing for election. The term of office of a Trustee shall terminate and a vacancy shall occur in the event of the death, resignation, removal, bankruptcy, adjudicated incompetence or other incapacity to perform the duties of the office, or removal, of a Trustee.

A Trustee may be removed from office for cause only, and not without cause, and only by action taken by a majority of the remaining Trustees followed by a vote of the holders of at least 75% of the shares then entitled to vote in an election of the respective Trustee.

Acquiring Fund. The Acquiring Fund Declaration provides that whenever a vacancy in the number of Trustees shall occur, the remaining Trustees shall fill such vacancy by appointing such other person as such Trustee or Trustees in their discretion shall see fit consistent with the limitations of the 1940 Act. Shareholders of the Acquiring Fund shall have the power to vote for the election of one or more Trustees where necessary in order to comply with the provisions of the 1940 Act.

Any of the Trustees may be removed with or without cause by the affirmative vote of the shareholders of two-thirds of the shares or, with cause, by the action of two thirds of the remaining Trustees.

Amendments to the Declaration of Trust

Target Fund. Under the Target Fund Declaration, except as provided in Section 11.3(b) of the Target Fund Declaration, the Target Fund Declaration may be amended, after a majority of the Trustees have approved a resolution therefor, by the affirmative vote of the holders of not less than a majority of the affected shares.

The Trustees also may amend the Target Fund Declaration without any vote of shareholders of any class or series to divide the shares of the Target Fund into one or more classes or additional classes, or one or more series of any such class or classes, to determine the rights, powers, preferences, limitation and restrictions of any class or series of shares, to change the name of the Target Fund or any class or series of shares, to make any change that does not adversely affect the relative rights or preferences of any shareholder, as they may deem necessary, or to conform the Target Fund Declaration to the requirements of the 1940 Act or any other applicable federal laws or regulations.

No amendment may be made to certain enumerated provisions of the Target Fund Declaration nor may any amendment to the Target Fund Declaration be made that would change any rights with respect to any shares of the Target Fund by reducing the amount payable thereon upon liquidation of the Target fund or by diminishing or eliminating any voting rights pertaining thereto, except after a majority of the Trustees have approved a resolution therefor, and followed by approval by the affirmative vote of the holders of not less than 75% of the shares of each affected class or series outstanding, voting as separate classes or series, or unless such amendment has been approved by 80% of the Trustees, in which case approval by a majority of the shareholders shall be required.

Acquiring Fund. Except as otherwise specifically provided in the Acquiring Fund Declaration, the Trustees generally may, without shareholder vote, amend or otherwise supplement the Acquiring Fund Declaration by making an amendment, a Declaration supplemental thereto, or an amended and restated Declaration. Shareholders shall have the right to vote: (i) on any amendment which would affect their other rights to vote pursuant to the Acquiring Fund Declaration, (ii) on any amendment to the Amendments provision of the Acquiring Fund Declaration, (iii) on any amendment for which such vote is required by the 1940 Act, and (iv) on any amendment submitted to them by the Trustees.

Any amendment required or permitted to be submitted to shareholders which, as the Trustees determine, shall affect the shareholders of one or more series or classes shall be authorized by vote of the shareholders of each series or class affected and no vote of shareholders of a series or class not affected shall be required.

Issuance of Shares

Under both the Target Fund Declaration and the Acquiring Fund Declaration, the Trustees have the power to issue shares in their discretion to such party or parties and for such amount and type of consideration, at such time or times, and on such terms as the Trustees may determine. The Trustees may from time to time divide or combine the shares into a greater or lesser number without thereby changing the proportionate beneficial interest in such shares.

Shareholder, Trustee and Officer Liability

Under both the Target Fund Declaration and the Acquiring Fund Declaration, shareholders are generally not personally liable for the Funds’ property or the acts, obligations or affairs of the Funds. Shareholders have the same limitation of personal liability as extended to stockholders of a private corporation for profit incorporated under the Delaware General Corporation Law. No Trustee or officer of the Funds will be subject in such capacity to any personal liability whatsoever to any person or entity, save only liability to the applicable Fund or its shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his or her duty to such person or entity. The indemnification provisions and the limitation on liability are both subject to any limitations of the 1940 Act, which generally provides that no trustee/director or officer shall be protected from liability to the corporation or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The provisions governing the advance of expenses in the Target Fund Declaration and the Acquiring Fund Declaration are subject to applicable requirements of the 1940 Act or rules thereunder.

Derivative Actions

Under Delaware law, to bring a derivative action, the plaintiff must be a beneficial owner at the time of bringing the action and either (1) at the time of the transaction of which the plaintiff complains, or (2) plaintiff’s status as a beneficial owner had to have devolved upon plaintiff by operation of law or pursuant to the terms of the governing instrument of the Funds from a person who was a beneficial owner at the time of the transaction. Additionally, the Trustees must have refused to bring the action or the plaintiff must be able to show that an effort to cause such Trustees to bring the action is not likely to succeed. The governing documents of the Delaware trust and applicable case law at the time of a particular derivative action will establish any additional requirements or limitations with respect to shareholder derivative actions.

Exclusive Delaware Jurisdiction

Under both the Target Fund Declaration and the Acquiring Fund Declaration, in accordance with Section 3804(e) of the Delaware Act, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for any claims, suits, actions or proceedings arising out of or relating to the Funds, including the Target Fund Declaration or Acquiring Fund Declaration, including any actions asserting a claim against the Funds or any trustee, officer, or employee of the Funds governed by the internal affairs doctrine of the State of Delaware; provided, however, that, in the event that the Court of Chancery of the State of Delaware lacks jurisdiction over any such action or proceeding, the sole and exclusive forum for such action or proceeding shall be another state or federal court located within the State of Delaware.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND

This section provides certain additional information regarding the Acquiring Fund. Effective upon the closing of the Reorganization, the strategies, policies, terms and arrangements of the Acquiring Fund described below will be continued by the Combined Fund.

General

The Acquiring Fund is a non-diversified, open-end management investment company registered under the 1940 Act. The Acquiring Trust was formed under the laws the State of Delaware on May 12, 2011.

Investment Objective, Investment Process, Principal Investment Strategies and Other Strategies

Investment Objective

As noted above, the investment objective of the Acquiring Fund is to seeks maximum total return with an emphasis on providing cash distributions to shareholders. The Acquiring Fund’s investment objective is a non-fundamental policy of the Acquiring Fund and may be changed by the Acquiring Board without shareholder approval.

Investment Process

The Acquiring Fund’s adviser, Brookfield Public Securities Group LLC (the “Adviser”), seeks to identify a portfolio of high quality Midstream Investments (as defined below). In managing the Acquiring Fund’s assets, the Adviser uses a disciplined investment process focused on due diligence from the perspective of an MLP owner, operator and acquirer.

The Adviser first establishes a universe of high quality Midstream Investments (i.e., investments with strong risk adjusted returns and stable and growing cash distributions) utilizing a proprietary multifactor model, and then strategically weights those companies using financial and valuation analysis centered on quantitative factors including cash flow, yield and relative valuation to establish a valuation target. The Midstream Investments may include, but are not limited to, investments that have economic characteristics similar to MLPs in the form of common units issued by MLPs, preferred and convertible subordinated units of MLPs, securities that are derivatives of interests in MLPs, including equity securities of “MLP affiliates,” which the Adviser defines as entities issuing MLP I-shares, securities of entities holding primarily general partner or managing member interests in MLPs, MLPs that are taxed as “C” corporations, and other entities that operate like MLPs and have economic characteristics like MLPs but are organized and taxed as “C” corporations or organized as limited liability companies.

Next, the Adviser evaluates asset quality, considering factors such as contract structure, operating risk, competitive environment and growth potential. The Adviser also assesses management quality, drawing on its previous experience with many of the Midstream Investments’ management teams to evaluate their financial discipline, level of general partner support, operational expertise, strength of their business plans and ability to execute those plans. The Adviser also includes in the diligence process an assessment of the trading dynamics of the securities issued by the Midstream Investments and other issuers, including liquidity, identification of fund flow from institutional investors with large holdings in the Midstream Investments and other issuers, equity overhang (i.e., the difference between funds raised and funds invested) and float (i.e., the number of a company’s shares issued and available to be traded by the general public).

The Adviser then ranks, weights and invests in Midstream Investments based on its assessment of the durability of their cash flows, relative market valuation and growth potential.

The Adviser generally sells an investment if it determines that the characteristics that resulted in the original purchase decision have changed materially, the investment is no longer earning a return commensurate with its risk, the Adviser identifies other investments with more attractive valuations and return characteristics, or the Acquiring Fund requires cash to meet redemption requests.

Principal Investment Strategies

Under normal circumstances, the Acquiring Fund invests at least 80% of its net assets (including amounts borrowed for investment purposes) in a portfolio of master limited partnerships (“MLPs”) and in other investments that have economic characteristics similar to such securities (collectively, “Midstream Investments”) (the “80% Policy”). The Acquiring Fund’s Midstream Investments may include, but are not limited to, investments that have economic characteristics similar to MLPs in the form of common units issued by MLPs, preferred and convertible subordinated units of MLPs, securities that are derivatives of interests in MLPs, including equity securities of “MLP affiliates,” which the Adviser defines as entities issuing MLP I-shares, securities of entities holding primarily general partner or managing member interests in MLPs, MLPs that are taxed as “C” corporations, and other entities that operate like MLPs and have economic characteristics like MLPs but are organized and taxed as “C” corporations or organized as limited liability companies. While the number of its holdings may vary based upon market conditions and other factors, the Acquiring Fund intends to invest in a focused portfolio of approximately 20 to 40 high quality Midstream Investments that the Adviser believes will have strong risk adjusted returns and stable and growing cash distributions. The Acquiring Fund concentrates (i.e., invests more than 25% of its total assets) in securities of companies in each of the energy infrastructure industry and the energy industry, and the Acquiring Fund intends to make the majority of its investments in “midstream” securities. Midstream Investments encompass a wide range of companies engaged in the energy infrastructure industry and include companies engaged in midstream activities, such as the treatment, gathering, compression, processing, transportation, transmission, fractionation, storage and terminalling of natural gas, natural gas liquids, crude oil and refined products, as well as other energy infrastructure companies including electrical transmission companies and utilities, and companies engaged in owning, storing and transporting alternative energy sources, such as renewables (e.g., wind, solar, hydrogen, geothermal, biomass). The Acquiring Fund may invest in securities of Midstream Investments and other issuers that have smaller capitalizations than issuers whose securities are included in major benchmark indices, such as the S&P 500.

In addition, the Acquiring Fund may invest up to 20% of its total assets in non-Midstream Investments, including debt securities of any issuers, including such securities which may be rated below investment grade (“junk bonds”) by a nationally recognized statistical rating organization (“NRSRO”) or determined by the Adviser to be of comparable credit quality. The Acquiring Fund will not have any duration or weighted average maturity restrictions. The Acquiring Fund may also invest up to 15% of net assets in illiquid securities, and may write call options on securities that are held in the portfolio (i.e., covered calls). The Acquiring Fund may, but is not required to, use derivative instruments to seek to generate return, facilitate portfolio management and mitigate risks. The Acquiring Fund may invest in other investment companies to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”). The Acquiring Fund may invest in permissible securities without regard to the market capitalization of the issuer of such security.

The Acquiring Fund may change the 80% Policy without shareholder approval. The Acquiring Fund will provide shareholders with written notice at least 60 days prior to the implementation of any such changes. The Acquiring Fund is non-diversified which means it may focus its investments in a limited number of issuers.

Additional Information About Master Limited Partnerships. An MLP is an entity receiving partnership taxation treatment under the Code, the partnership interests or “units” of which are traded on securities exchanges like shares of corporate stock. MLPs are generally organized under state law as limited partnerships or limited liability companies. To qualify for tax treatment as a partnership and not a corporation, an MLP must receive at least 90% of its gross income from qualifying sources as set forth in Section 7704(d) of the Code. These qualifying sources include interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from certain mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, gain from the sale or disposition of a capital asset held for the production of such income, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Because they are treated as partnerships for tax purposes, MLPs generally do not pay income taxes, but investors (like the Acquiring Fund) that hold interests in MLPs are subject to tax on their allocable shares of the MLPs’ income and gains.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common units also accrue arrearages in distributions to the extent the MQD is not paid. Once common units have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. Whenever a distribution is paid to either common unit holders or subordinated unit holders, the general partner is paid a proportional distribution. The holders of incentive distribution rights (“IDRs”) (usually the general partner) are generally eligible to receive incentive distributions if the general partner operates the business of the MLP in a manner which results in distributions paid per unit surpassing specified target levels. As cash distributions to the limited partners increase, the IDRs generally receive an increasingly higher percentage of the incremental cash distributions.

MLP I-Shares. I-shares represent ownership interests issued by MLP affiliates. The affiliate issuing the I-Shares uses the proceeds from the sale of the I-Shares to purchase limited partnership interests in an MLP in the form of I-units, which have similar features as MLP common units in terms of voting rights, liquidation preferences and distributions, except that distributions by an MLP to an I-unit holder are made in the form of additional I-units, generally equal in value to the cash distributed to a common unit holder of the MLP. Distributions to an I-Shareholder are made in the form of additional I-Shares, generally comparable in value to the value of quarterly cash distributions paid to limited partner interests in the applicable MLP.

Other Strategies

In addition to the principal strategies discussed above, the Acquiring Fund may also invest or engage in the following investments/strategies:

Temporary Defensive Positioning. If market conditions, tactical portfolio trading considerations or other financial or business conditions occur which in the judgment of the Adviser could result in the longer term impairment of the Acquiring Fund’s assets with respect to all or a portion of the Acquiring Fund’s portfolio, the Adviser may, but is not required to, implement strategies to place the portfolio or individual securities in the portfolio in defensive posture for a period of time (a “temporary defensive period”) until, in the Adviser’s assessment, such condition or circumstance has abated. In the case of a perceived impairment with respect to all or a portion of the Acquiring Fund’s portfolio, the Acquiring Fund may, without limitation, hold cash or invest its assets in money market instruments and repurchase agreements in respect of those instruments. The money market instruments in which the Acquiring Fund may invest are obligations of the U.S. government, its agencies or instrumentalities; commercial paper rated A-1 or higher by S&P or Prime-1 by Moody’s; and certificates of deposit and bankers’ acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation. In addition, during temporary defensive periods, the Acquiring Fund may invest up to 30% of its net asset value in various strategic transactions to hedge the portfolio or individual securities in the portfolio and mitigate risks, including the purchase and sale of put and call options, exchange-traded notes, exchange-traded funds and total return swaps.

Taking a temporary defensive position is inconsistent with the Acquiring Fund’s principal investment strategies. As a result, the Acquiring Fund may not achieve its investment objective during a temporary defensive period or be able to sustain its then historical distribution levels. Also higher levels of portfolio turnover may accompany such periods and may result in the Acquiring Fund’s recognition of gains that will be taxable as ordinary income and may increase the Acquiring Fund’s current and accumulated earnings and profits, which will result in a greater portion of distributions to Acquiring Fund shareholders being treated as dividends.

Investment Risks

The following discussion describes the principal risks that may affect the Acquiring Fund and, therefore, the Combined Fund.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Acquiring Fund’s shares and distributions thereon can decline. Inflation risk is linked to increases in the prices of goods and services and a decrease in the purchasing power of money. Since the beginning of 2021, inflation has risen at its highest rate in four decades in the U.S. Inflation may reduce the intrinsic value of an investment in the Acquiring Fund. While the Biden Administration and the Federal Reserve have made efforts to reduce the effects of inflation on the U.S. economy and financial markets, the mitigating effects of such efforts are uncertain.

Recent Market, Economic and Social Developments Risk. Periods of market volatility remain, and may continue to occur in the future, in response to various political, social and economic events both within and outside the United States. These conditions have resulted in, and in many cases continue to result in, greater price volatility, less liquidity, widening credit spreads and a lack of price transparency, with many securities remaining illiquid and of uncertain value. Such market conditions may adversely affect the Acquiring Fund, including by making valuation of some of the Acquiring Fund’s securities uncertain and/or result in sudden and significant valuation increases or declines in the Acquiring Fund’s holdings. If there is a significant decline in the value of the Acquiring Fund’s portfolio, this may impact the asset coverage levels for the Acquiring Fund’s outstanding leverage.

Risks resulting from any future debt or other economic crisis could also have a detrimental impact on the global economic recovery, the financial condition of financial institutions and the Acquiring Fund’s business, financial condition and results of operation. Market and economic disruptions have affected, and may in the future affect, consumer confidence levels and spending, personal bankruptcy rates, levels of incurrence and default on consumer debt and home prices, among other factors. To the extent uncertainty regarding the U.S. or global economy negatively impacts consumer confidence and consumer credit factors, the Acquiring Fund’s business, financial condition and results of operations could be significantly and adversely affected. Downgrades to the credit ratings of major banks could result in increased borrowing costs for such banks and negatively affect the broader economy. Moreover, Federal Reserve policy, including with respect to certain interest rates, may also adversely affect the value, volatility and liquidity of dividend-and interest-paying securities. Market volatility, rising interest rates and/or unfavorable economic conditions could impair the Acquiring Fund’s ability to achieve its investment objective.

The COVID-19 pandemic and the recovery response has caused and continues to cause at times reduced consumer demand and economic output, supply chain disruptions, and market closures, travel restrictions, quarantines, and disparate global vaccine distributions. As with other serious economic disruptions, governmental authorities and regulators have responded in recent years to this situation with significant fiscal and monetary policy changes. These included providing direct capital infusions into companies, introducing new monetary programs, and lowering interest rates. In some cases, these responses resulted in high inflation, low interest rates, and negative interest rates (which have since risen). Recently, the United States and other governments have also made investments and engaged in infrastructure modernization projects that have also increased public debt and spending. These actions, including their reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets, reduce market liquidity, continue to cause higher inflation, heighten investor uncertainty, and adversely affect the value of the Acquiring Fund’s investments and the performance of the Acquiring Fund. These actions also contribute to a risk that asset prices have a high degree of correlation across markets and asset classes. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Acquiring Fund will depend on future developments, which are highly uncertain and difficult to predict.

Markets generally and the energy sector specifically, including MLPs and energy infrastructure companies in which the Acquiring Fund invests, have been impacted, in some cases adversely, by recent volatility in the demand for oil and other energy commodities as a result of various recent developments including the slowdown in economic activity resulting from the pandemic spread of COVID-19, price competition among key oil-producing countries and global conflict. Over recent years, global oil prices have at times declined significantly and experienced significant volatility, including a period where an oil-price futures contract fell into negative territory for the first time in history, as demand for oil has slowed and oil storage facilities reach their storage capacities. Continued oil price volatility may adversely impact MLPs and energy infrastructure companies. Such companies’ growth prospects and ability to pay high dividends may be negatively impacted, which could adversely impact the NAV of the common shares and the ability of the Acquiring Fund to continue to pay dividends at current levels. Additionally, an extended period of reduced oil prices may significantly lengthen the time the energy sector would need to recover after a stabilization of prices.

The value of, or income generated by, the investments held by the Acquiring Fund are subject to the possibility of rapid and unpredictable fluctuation, and loss. These movements may result from factors affecting individual companies, or from broader influences, including real or perceived changes in prevailing interest rates, changes in inflation rates or expectations about inflation rates (which are currently elevated relative to normal conditions), adverse investor confidence or sentiment, changing economic, political (including geopolitical), social or financial market conditions, increased instability or general uncertainty, environmental disasters, governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), debt crises, actual or threatened wars or other armed conflicts (such as the current Russia-Ukraine conflict and its risk of expansion or collateral economic and other effects) or ratings downgrades, and other similar events, each of which may be temporary or last for extended periods. Moreover, changing economic, political, geopolitical, social, financial market or other conditions in one country or geographic region could adversely affect the value, yield and return of the investments held by the Acquiring Fund in a different country or geographic region and economies, markets and issuers generally because of the increasingly interconnected global economies and financial markets. The Adviser intends to monitor developments and seek to manage the Acquiring Fund’s portfolio in a manner consistent with achieving the Acquiring Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

Equity capital may be difficult to raise during periods of adverse or volatile market conditions because, subject to some limited exceptions, as a registered investment company, the Acquiring Fund generally is not able to issue additional common shares at a price less than NAV without first obtaining approval for such issuance from common shareholders.

Adverse or volatile market conditions may in the future make it difficult to maintain, extend or refinance the Acquiring Fund’s existing borrowing facilities and any failure to do so could have a material adverse effect on the Acquiring Fund.

General Risks of Investing in MLP Units. An investment in MLP units involves additional risks from a similar investment in equity securities, such as common stock, of a corporation. As compared to common shareholders of a corporation, holders of MLP units generally have more limited control and limited rights to vote on matters affecting the partnership. Holders of units issued by an MLP are exposed to a remote possibility of liability for all of the obligations of that MLP in the event that a court determines that the rights of the holders of MLP units to vote to remove or replace the general partner of that MLP, to approve amendments to that MLP’s partnership agreement, or to take other action under the partnership agreement of that MLP would constitute “control” of the business of that MLP, or a court or governmental agency determines that the MLP is conducting business in a state without complying with the partnership statute of that state. Holders of MLP units are also exposed to the risk that they will be required to repay amounts to the MLP that are wrongfully distributed to them. Additional risks include cash flow risk, tax risk, risk associated with a potential conflict of interest between unit holders and the MLP’s general partner, and capital markets risk.

MLPs generally are organized by the owners of an existing business who determine that use of an MLP structure will allow the operations of the business to be conducted in a tax-efficient manner. As these owners may retain other businesses that are not transferred to the MLP, conflicts of interest may arise between the MLP and the other businesses retained by its sponsor. Business opportunities that arise that are desirable for both the MLP and the retained businesses, for example, may cause significant conflicts of interest. It is impossible to predict whether these conflicts will be resolved to the detriment of the limited partners of the MLP.

In addition, the use of capital to seek to increase incentive distribution payments to the general partner may conflict with the interests of limited partners. Generally, incentive distribution payments involve the general partner receiving an increasing progressive share of MLP distributions. Although limited partners will receive an increased total distribution if the general partner achieves its incentive benchmarks, the percentage of the increased distribution received by the limited partners generally decreases at each benchmark level. As a result, any increased risk associated with the management of the MLP for the purpose of increasing distributions may not correspond with the incremental benefit received by the limited partners.

Energy Industry Concentration Risks. A substantial portion of the MLPs in which the Acquiring Fund invests are engaged primarily in the energy industry. As a result, the Acquiring Fund will be concentrated in the energy industry, and will therefore be susceptible to adverse economic or regulatory occurrences affecting the energy industry. A downturn in the energy industry could have a larger impact on the Acquiring Fund than on an investment company that is broadly diversified across many sectors and industries. At times, the performance of securities of companies in the energy industry may lag behind the performance of other industries or sectors or the broader market as a whole. There are several risks associated with investments in MLPs and other companies operating in the energy industry, including the following:

Commodity Price Risk. MLPs and other companies operating in the energy industry may be affected by fluctuations in the prices of energy commodities, including, for example, natural gas, natural gas liquids, crude oil and coal, in the short-and long-term. Fluctuations in energy commodity prices would directly impact companies that own such energy commodities and could indirectly impact MLP companies that engage in transportation, storage, processing, distribution or marketing of such energy commodities. Fluctuations in energy commodity prices can result from changes in general economic conditions or political circumstances (especially of key energy-consuming countries); market conditions; weather patterns; domestic production levels; volume of imports; energy conservation; domestic and foreign governmental regulation; international politics; policies of OPEC; taxation; tariffs; and the availability and costs of local, intrastate and interstate transportation methods. MLPs, as part of the energy industry, may also be impacted by the perception that the performance of energy industry companies is directly linked to commodity prices. High commodity prices may drive further energy conservation efforts and a slowing economy may adversely impact energy consumption which may adversely affect the performance of MLPs and other companies operating in the energy industry. Low commodity prices may have the effect of reducing investment, exploration and production activities associated with such commodities and may adversely affect the performance of MLPs and other companies operating in the energy industry.

Supply and Demand Risk. MLPs and other companies operating in the energy industry may be impacted by the levels of supply and demand for energy commodities. MLPs and other companies operating in the energy industry could be adversely affected by reductions in the supply of or demand for energy commodities. The volume of production of energy commodities and the volume of energy commodities available for transportation, storage, processing or distribution could be affected by a variety of factors, including depletion of resources; depressed commodity prices; catastrophic events; labor relations; increased environmental or other governmental regulation; equipment malfunctions and maintenance difficulties; import volumes; international politics, policies of OPEC; and increased competition from alternative energy sources. Alternatively, a decline in demand for energy commodities could result from factors such as adverse economic conditions (especially in key energy-consuming countries); increased taxation; increased environmental or other governmental regulation; increased fuel economy; increased energy conservation or use of alternative energy sources; legislation intended to promote the use of alternative energy sources; or increased commodity prices.

Depletion Risk. MLPs and other energy companies engaged in the exploration, development, management, gathering or production of energy commodities face the risk that commodity reserves are depleted over time, effecting the profitability of energy companies. Such companies seek to increase their reserves through expansion of their current businesses, acquisitions, further development of their existing sources of energy commodities or exploration of new sources of energy commodities or by entering into long-term contracts for additional reserves; however, there are risks associated with each of these potential strategies. If such companies fail to acquire additional reserves in a cost-effective manner and at a rate at least equal to the rate at which their existing reserves decline, their financial performance may suffer. Additionally, failure to replenish reserves could reduce the amount and affect the tax characterization of the distributions paid by such companies.

Environmental and Regulatory Risk. MLPs and other companies operating in the energy industry are subject to significant regulation of nearly every aspect of their operations by federal, state and local governmental agencies, such as the way in which certain MLP assets are constructed, maintained and operated and the prices MLPs may charge for their services. Additionally, voluntary initiatives and mandatory controls have been adopted or are being discussed both in the United States and worldwide to address current potentially hazardous environmental issues as well as those that may develop in the future. Regulations can change over time in scope and intensity. Changes in existing, or new, environmental restrictions may force MLPs and other energy industry companies to incur significant expenses, or otherwise curtail or alter their underlying business operations, which could materially and adversely affect the value of these companies’ securities in the Acquiring Fund’s portfolio. Moreover, many state and federal environmental laws provide for civil as well as regulatory remediation, thus adding to the potential exposure an MLP may face.

Regulations currently exist that generally involve emissions into the air, effluents into the water, use of water, wetlands preservation, waste disposal, endangered species and noise regulation, among others. Additionally, federal and state regulatory agencies are continually monitoring and taking actions with respect to the environmental effects of the energy industry’s exploration and developmental processes. For example, the Environmental Protection Agency (EPA) and/or state regulatory agencies may deem that some natural resource extraction processes, particularly hydraulic fracturing (commonly called “fracking”) and associated waste disposal and geological (i.e., earthquakes) concerns, cause or could cause environmentally hazardous conditions or events. Such findings, if applicable, could spur further regulations and/or restrictions on the current operations of certain companies in which the Acquiring Fund may invest. Voluntary initiatives and mandatory controls have also been adopted or are being discussed both in the United States and worldwide to reduce emissions of “greenhouse gases,” such as carbon dioxide, a by-product of burning fossil fuels, and methane, the major constituent of natural gas, which many scientists and policymakers believe contribute to global climate change. These measures and future measures could result in increased costs to certain companies in which the Acquiring Fund may invest to operate and maintain facilities and administer and manage a greenhouse gas emissions program and may reduce demand for fuels that generate greenhouse gases and that are managed or produced by companies in which the Acquiring Fund may invest.

Acquisition Risk. MLPs owned by the Acquiring Fund may depend on their ability to make acquisitions that increase adjusted operating surplus per unit in order to increase distributions to unit holders. The ability of such MLPs to make future acquisitions is dependent on their ability to identify suitable targets, negotiate favorable purchase contracts, obtain acceptable financing and outbid competing potential acquirers. To the extent that MLPs are unable to make future acquisitions, or such future acquisitions fail to increase the adjusted operating surplus per unit, their growth and ability to make distributions to unit holders will be limited.

Interest Rate Risk. Rising interest rates could increase the costs of capital thereby increasing operating costs and reducing the ability of MLPs and other companies operating in the energy industry to carry out acquisitions or expansions in a cost-effective manner. As a result, rising interest rates could negatively affect the financial performance of MLPs and other companies operating in the energy industry in which the Acquiring Fund invests. Rising interest rates may also impact the price of the securities of MLPs and other companies operating in the energy industry as the yields on alternative investments increase.

Weather Risk. Weather plays a role in the seasonality of some MLPs’ cash flows. MLPs in the propane sector, for example, rely on the winter season to generate almost all of their earnings. In an unusually warm winter season, propane MLPs experience decreased demand for their product. Although most MLPs can reasonably predict seasonal weather demand based on normal weather patterns, extreme weather conditions, such as hurricanes, can adversely affect performance and cash flows of the MLPs.

Catastrophic Event Risk. MLPs and other companies operating in the energy industry are subject to many dangers inherent in the production, exploration, management, transportation, processing and distribution of natural gas, natural gas liquids, crude oil, refined petroleum and petroleum products and other hydrocarbons. These dangers include leaks, fires, explosions, damage to facilities and equipment resulting from natural disasters, inadvertent damage to facilities and equipment and terrorist acts. Since the September 11 terrorist attacks, the U.S. government has issued warnings that energy assets, specifically U.S. pipeline infrastructure, may be targeted in future terrorist attacks. These dangers give rise to risks of substantial losses as a result of loss or destruction of commodity reserves; damage to or destruction of property, facilities and equipment; pollution and environmental damage; and personal injury or loss of life. Any occurrence of such catastrophic events could bring about a limitation, suspension or discontinuation of the operations of MLPs and other companies operating in the energy industry. MLPs and other companies operating in the energy industry may not be fully insured against all risks inherent in their business operations and therefore accidents and catastrophic events could adversely affect such companies’ financial conditions and ability to pay distributions to shareholders.

Producer Bankruptcy Risk. A producer with whom a midstream MLP has entered into a fixed rate contract may become bankrupt or insolvent. In a fixed rate contract, a producer typically commits to transferring and/or processing a guaranteed minimum amount of the producer’s output through the midstream MLP’s facilities, together with an “acreage dedication” on the producer’s reserves, which is intended to survive the producer’s bankruptcy. Recent court cases have called into question whether acreage dedications are in fact bankruptcy-proof if they are not accompanied by an actual conveyance of a real property interest from the producer to the MLP. As a result, fixed rate contracts may be altered or voided by a bankrupt producer. Contracts are more likely to be altered or voided if they require the producer to pay above-market rates or contain other onerous terms, such as MVCs. In general, if actual production is well below the MVC levels, then those contracts have a greater chance of being altered or voided in bankruptcy. If a fixed rate contract with a bankrupt producer is voided by the bankruptcy court, the midstream MLP would lose some or all of the revenues associated with that contract, which could result in a significant fall in the MLP’s share price and negatively affect the Acquiring Fund’s NAV. In this event, the MLP could seek recovery alongside other creditors, although the bankruptcy proceedings could be significantly delayed, and there is no guarantee that such claims would be granted.

Energy Infrastructure Industry Concentration Risks. Under normal circumstances, the Acquiring Fund will concentrate its investments in the energy infrastructure industry. The primary risks inherent in investments in the energy infrastructure industry include the following: (1) the performance and level of distributions of MLPs can be affected by direct and indirect commodity price exposure; (2) a decrease in market demand for natural gas or other energy commodities could adversely affect MLP revenues or cash flows; (3) energy infrastructure assets deplete over time and must be replaced; and (4) a rising interest rate environment could increase an MLP’s cost of capital. Energy infrastructure companies may also be subject to a variety of other factors that may adversely affect their business or operations, including but not limited to the following:

Regulatory Risk. The energy infrastructure industry may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to services, the imposition of special tariffs and changes in tax laws, environmental laws and regulations, regulatory policies, accounting standards and general changes in market sentiment towards infrastructure assets. Energy infrastructure companies’ inability to predict, influence or respond appropriately to changes in law or regulatory schemes could adversely impact their results of operations.

Technology Risk. This risk arises where a change could occur in the way a service or product is delivered rendering the existing technology obsolete. While the risk could be considered low in the energy infrastructure industry given the massive fixed costs involved in constructing assets and the fact that many infrastructure technologies are well-established, any technology change that occurs over the medium term could threaten the profitability of an energy infrastructure company. If such a change were to occur, these assets may have very few alternative uses should they become obsolete.

Regional or Geographic Risk. This risk arises where an energy infrastructure company’s assets are not movable. Should an event that somehow impairs the performance of an energy infrastructure company’s assets occur in the geographic location where the issuer operates those assets, the performance of the issuer may be adversely affected.

Natural Disasters Risk. Natural risks, such as earthquakes, flood, lightning, hurricanes and wind, are risks facing certain energy infrastructure companies. Extreme weather patterns, or the threat thereof, could result in substantial damage to the facilities of certain companies located in the affected areas, and significant volatility in the products or services of energy infrastructure companies could adversely impact the prices of the securities of such issuer.

Environmental Risk. Infrastructure companies can have substantial environmental impacts. Ordinary operations or operational accidents may cause major environmental damage, which could cause infrastructure companies significant financial distress, substantial liabilities for environmental cleanup and restoration costs, claims made by neighboring landowners and other third parties for personal injury and property damage, and fines or penalties for related violations of environmental laws or regulations. Infrastructure companies may not be able to recover these costs from insurance. Failure to comply with environmental laws and regulations may trigger a variety of administrative, civil and criminal enforcement measures, including the assessment of monetary penalties, the imposition of remedial requirements, and the issuance of orders enjoining future operations. Voluntary initiatives and mandatory controls have been adopted or are being discussed both in the United States and worldwide to reduce emissions of “greenhouse gases” such as carbon dioxide, a by-product of burning fossil fuels, and methane, the major constituent of natural gas, which many scientists and policymakers believe contribute to global climate change. These measures and future measures could result in increased costs to certain companies in which the Acquiring Funds may invest.

Throughput Risk. The revenue of many energy infrastructure companies may be impacted by the number of users who use the products or services produced by the energy infrastructure company. A significant decrease in the number of users may negatively impact the profitability of an energy infrastructure company.

Project Risk. To the extent the Acquiring Fund invests in energy infrastructure companies which are dependent to a significant extent on new infrastructure projects, the Acquiring Fund may be exposed to the risk that the project will not be completed within budget, within the agreed time frame or to agreed specifications. Each of these factors may adversely affect the Acquiring Fund’s return from that investment.

Strategic Asset Risk. Energy infrastructure companies may control significant strategic assets. Strategic assets are assets that have a national or regional profile, and may have monopolistic characteristics. The very nature of these assets could generate additional risk not common in other industry sectors. Given the national or regional profile and/or their irreplaceable nature, strategic assets may constitute a higher risk target for terrorist acts or political actions. Given the essential nature of the products or services provided by energy infrastructure companies, there is also a higher probability that the services provided by such issuers will be in constant demand. Should an energy infrastructure company fail to make such services available, users of such services may incur significant damage and may, due to the characteristics of the strategic assets, be unable to replace the supply or mitigate any such damage, thereby heightening any potential loss.

Operation Risk. The long-term profitability of an energy infrastructure company may be partly dependent on the efficient operation and maintenance of its infrastructure assets. Should an energy infrastructure company fail to efficiently maintain and operate the assets, the company’s ability to maintain payments of dividends or interest to investors may be impaired. The destruction or loss of an infrastructure asset may have a major impact on the energy infrastructure company. Failure by the company to carry adequate insurance or to operate the asset appropriately could lead to significant losses and damages.

Customer Risk. Energy infrastructure companies can have a narrow customer base. Should these customers or counterparties fail to pay their contractual obligations, significant revenues could cease and not be replaceable. This would affect the profitability of the company and the value of any securities or other instruments it has issued.

Interest Rate Risk. Infrastructure assets can be highly leveraged. As such, movements in the level of interest rates may affect the returns from these assets more significantly than other assets in some instances. The structure and nature of the debt encumbering an infrastructure asset may therefore be an important element to consider in assessing the interest risk of the infrastructure asset. In particular, the type of facilities, maturity profile, rates being paid, fixed versus variable components and covenants in place (including the manner in which they affect returns to equity holders) are crucial factors in assessing any interest rate risk. Due to the nature of infrastructure assets, the impact of interest rate fluctuations may be greater for infrastructure companies than for the economy as a whole in the country in which the interest rate fluctuation occurs.

Inflation Risk. Many companies operating in the energy infrastructure industry may have fixed income streams and, therefore, be unable to pay higher dividends. The market value of energy infrastructure companies may decline in value in times of higher inflation rates. The prices that an energy infrastructure company is able to charge users of its assets may not be linked to inflation. In this case, changes in the rate of inflation may affect the forecast profitability of the energy infrastructure company.

Developing Industries Risk. Some energy infrastructure companies are focused on developing new technologies and are strongly influenced by technological changes. Product development efforts by such companies may not result in viable commercial products. These companies may bear high research and development costs, which can limit their ability to maintain operations during periods of organizational growth or instability. Some energy infrastructure companies in which the Acquiring Fund invests may be in the early stages of operations and may have limited operating histories and smaller market capitalizations on average than companies in other sectors. As a result of these and other factors, the value of investments in such issuers may be considerably more volatile than that in more established segments of the economy.

Risks of Investing in Pipelines. Pipeline companies are subject to the demand for natural gas, natural gas liquids, crude oil or refined products in the markets they serve, changes in the availability of products for gathering, transportation, processing or sale due to natural declines in reserves and production in the supply areas serviced by the companies’ facilities, sharp decreases in crude oil or natural gas prices that cause producers to curtail production or reduce capital spending for exploration activities, and environmental regulation and related cost-intensive integrity management and testing programs. Demand for gasoline, which accounts for a substantial portion of refined product transportation, depends on price, prevailing economic conditions in the markets served, and demographic and seasonal factors.

Companies that own interstate pipelines that transport natural gas, natural gas liquids, crude oil or refined petroleum products are subject to regulation by the Federal Energy Regulatory Commission (“FERC”) with respect to the tariff rates they may charge for transportation services. An adverse determination by the FERC with respect to the tariff rates of such a company could have a material adverse effect on its business, financial condition, results of operations and cash flows and its ability to pay cash distributions or dividends.

Intrastate pipelines are subject to regulation in many states, which, while less comprehensive than FERC regulation, makes intrastate pipeline tariffs subject to protest and complaint and may adversely affect such intrastate pipelines’ financial condition, cash flows and ability to pay distributions or dividends.

Financing Risk. From time to time, energy infrastructure companies may encounter difficulties in obtaining financing for construction programs during inflationary periods. Issuers experiencing difficulties in financing construction programs may also experience lower profitability, which can result in reduced income to the Acquiring Fund.

Equity Securities Risk. A substantial percentage of the Acquiring Fund’s assets will be invested in equity securities, including MLP common units, equity securities of MLP affiliates, including I-shares, and common stocks of other issuers. Equity risk is the risk that MLP units or other equity securities held by the Acquiring Fund will fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Acquiring Fund participate, changes in interest rates, and the particular circumstances and performance of particular companies whose securities the Acquiring Fund holds. The price of an equity security of an issuer may be sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the equity securities held by the Acquiring Fund. In addition, MLP units or other equity securities held by the Acquiring Fund may decline in price if the issuer fails to make anticipated distributions or dividend payments because, among other reasons, the issuer experiences a decline in its financial condition.

Tax Risks. In addition to other risk considerations, an investment in the Acquiring Fund’s shares will involve certain tax risks, including, but not limited to, the risks summarized below. Tax matters are complex, and the federal, state, local and foreign tax consequences of the purchase and ownership of the Acquiring Fund’s shares will depend on the facts of each investor’s situation. Prospective investors are encouraged to consult their own tax advisers regarding the specific tax consequences that may affect the investor’s investment in the Acquiring Fund.

Fund Structure Risk. Unlike open-end mutual funds that are treated as regulated investment companies for U.S. federal income tax purposes and unlike entities treated as partnerships for tax purposes, the Acquiring Fund will be taxable as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. This means the Acquiring Fund will be subject to U.S. federal income tax on its taxable income at the federal tax rate applicable to corporations (currently 21%) and will be subject to applicable state and local income taxes. As a “C” corporation, income and losses of the Acquiring Fund will not be passed through to shareholders. The Acquiring Fund’s ability to meet its investment objective will depend largely on the amount of the distributions it receives from the MLPs (in relation to the taxable income, gains, losses, and deductions allocated to the Acquiring Fund from the MLPs). The Acquiring Fund will have no control over the distributions it receives because the MLPs have the ability to modify their distribution policies from time to time without input from or approval of the Acquiring Fund. The Adviser may not be able to identify investments that generate sufficient appreciation and income or tax losses and deductions for the Acquiring Fund to meet its investment objective, after payment by the Acquiring Fund of federal, state and local income taxes.

Changes in tax laws or regulations, or future interpretations of such laws or regulations, could adversely affect the Acquiring Fund or the MLPs in which the Acquiring Fund invests. Legislation could also negatively impact the amount and tax characterization of distributions received by the Acquiring Fund’s shareholders. For example, certain proposals have been made that would eliminate the tax incentives widely used by oil, gas and coal companies and that would impose new fees on certain energy producers. Congress could significantly change the tax regime in the United States and impose a flat tax on gross income or take other actions which would eliminate the tax benefits of depreciation, depletion and amortization deductions realized by MLPs, and/or Congress could impose a tax on pass-through entities such as MLPs or eliminate the use of pass-through taxation entirely. The tax benefits of depreciation, depletion and amortization deductions realized by MLPs effectively defer the income of the MLPs and, in turn, the taxable income of the Acquiring Fund. Without these benefits the Acquiring Fund would be subject to current U.S. federal, state and local corporate income taxes on a greater proportion of its allocable share of the income and gains of MLPs in which it invests, and the Acquiring Fund’s ability to pay distributions treated as return-of-capital distributions or as capital gains would be reduced. Imposing a tax on pass-through entities and/or eliminating the use of pass-through taxation entirely could result in three levels of tax — at the MLP level, the Acquiring Fund level and the shareholder level.

The investment strategy of investing primarily in MLPs and being taxed as a regular corporation, or “C” corporation, rather than electing to be taxed as a regulated investment company for U.S. federal income tax purposes, is a relatively new and untested investment strategy for open-end registered investment companies such as the Acquiring Fund. This strategy involves complicated and in some cases unsettled accounting, tax and net asset and share valuation aspects that cause the Acquiring Fund to differ significantly from most other open-end registered investment companies. This strategy may therefore result in unexpected and potentially significant accounting, tax and valuation consequences for the Acquiring Fund and for its shareholders. In addition, accounting, tax and valuation practices in this area are still developing, and there may not always be a clear consensus among industry participants as to the most appropriate approach. The Acquiring Fund therefore may change these practices over time, which, in turn, could have significant adverse consequences on the Acquiring Fund and its shareholders.

Dividend Distribution Risk. The Acquiring Fund’s dividend distribution policy is intended to provide consistent monthly distributions to its shareholders at a variable rate on a quarterly basis. The distribution payments will be fixed each quarter to maintain a stable distribution rate for such quarter, after which the distribution rate will be adjusted on a quarterly basis at a rate that is approximately equal to the distribution rate the Acquiring Fund receives from the MLPs and other securities in which it invests, including income, if any, without offset for the expenses of the Acquiring Fund. The amount of the Acquiring Fund’s distributions is based on, among other considerations, cash and stock distributions the Acquiring Fund actually receives from portfolio investments, including returns of capital, and special cash payments, if any, received to offset distribution reductions resulting from MLP restructurings. The Acquiring Fund is not required to make such distributions and, consequently, the Acquiring Fund could decide, at its discretion, not to make such distributions in the amount described above because of market or other conditions affecting or relevant to the Acquiring Fund.

Distributions paid by the MLPs are generally declared, in arrears, on a calendar quarter basis after the quarter-end to which they relate. Since the Acquiring Fund makes current monthly distribution payments, this creates a timing difference between the time that monthly distributions are paid by the Acquiring Fund to its shareholders and the time quarterly distributions are received from the MLPs. Because the Acquiring Fund makes monthly distributions in the current period, in doing so it must rely, in part, on estimates of distributions to be declared and received from the MLPs in the subsequent calendar quarter. In the event that distributions received from the MLPs are below the estimates used for the monthly Acquiring Fund distributions, actual distributions received for such period from the Acquiring Fund’s investments could be materially less than distributions actually paid by the Acquiring Fund to its shareholders. As a result, and because the Acquiring Fund’s distribution policy takes into consideration estimated future cash flows from its underlying holdings, in order to permit the Acquiring Fund to make consistent monthly distributions to its shareholders at a variable rate on a quarterly basis, the Acquiring Fund’s distributions may exceed or be below the amount the Acquiring Fund actually receives from its portfolio investments. Additionally, since the Acquiring Fund’s distribution rate is not derived from the Acquiring Fund’s investment income or loss, the Acquiring Fund’s distributions do not represent yield or investment return on the Acquiring Fund’s portfolio. For these reasons, the Acquiring Fund may over various periods of time pay dividend distributions in excess of the distributions received by the Acquiring Fund from its underlying MLP and other investments. While the Acquiring Fund attempts to manage its portfolio to generate positive investment returns, the Acquiring Fund may not be successful in generating sufficient investment income, gains and incremental cash flow, in excess of Acquiring Fund expenses, to make up for any shortfall between the distributions received by the Acquiring Fund from its investments and the distributions paid by the Acquiring Fund to its shareholders. To the extent that the distributions paid exceed the distributions the Acquiring Fund has received, the distributions will reduce the Acquiring Fund’s net assets. Consequently, the Acquiring Fund may maintain cash reserves, borrow or may be required to sell certain investments at times when it would not otherwise be desirable to do so in order to pay the expenses of the Acquiring Fund. Such sales could result in the Acquiring Fund’s recognition of taxable income and gains, could result in the imposition of U.S. federal, state and local corporate income taxes on the Acquiring Fund, and may increase the Acquiring Fund’s current and accumulated earnings and profits, which would result in a greater portion of distributions to Acquiring Fund shareholders being treated as dividends. This practice also could require the Acquiring Fund to sell an investment at a price lower than the price at which it is valued, or lower than the price the Acquiring Fund could have obtained if it were able to sell the investment at a more advantageous time.

Unlike the MLP investments in which it invests, the Acquiring Fund is not a pass-through vehicle. Consequently, the tax characterization of the distributions paid by the Acquiring Fund, as dividend income or return of capital, may differ greatly from those of the underlying MLPs. Decisions as to the rate (as a percentage of net assets) of cash distributions to be paid by the Acquiring Fund are made by the Adviser and the Acquiring Fund’s management under policies adopted by the Acquiring Board, and reviewed and ratified by the Acquiring Board. The Acquiring Fund is not required to make such distributions. As a result, the Acquiring Fund could in the future decide not to make such distributions or not to make distributions to its shareholders at a rate that over time is similar to the distribution rate the Acquiring Fund receives from the MLPs in which it invests.

It is expected that a portion of the distributions made by the Acquiring Fund to shareholders will be treated as non-taxable return of capital. A return of capital effectively represents a return of a shareholder’s investment in Acquiring Fund shares (net of fees thereon), reduces the shareholders tax basis in its shares of the Acquiring Fund (but not below zero), and is different from and should not be confused with a dividend from current and accumulated earnings and profits. For a U.S. shareholder, any portion of distributions that is considered a return of capital is not currently taxable, but instead reduces the shareholder’s tax basis in Acquiring Fund shares (until the tax basis reaches zero). Reducing a shareholder’s tax basis in Acquiring Fund shares will generally increase the amount of gain (or decrease the amount of loss) on a subsequent sale or exchange of the shares. Any gain on a shareholder’s sale or exchange of Acquiring Fund shares is generally taxable to the shareholder as capital gain. Thus, distributions considered return of capital are often described as tax deferred. Any distributions from the Acquiring Fund in excess of a shareholder’s tax basis in shares of the Acquiring Fund and in excess of the shareholder’s portion of the Acquiring Fund’s current and accumulated earnings and profits will generally be taxable to the shareholder as capital gains. Any portion of distributions that is not considered return of capital is expected to be characterized as qualified dividend income for U.S. federal income tax purposes. Under federal income tax law, qualified dividend income received by individuals and other noncorporate shareholders is taxed at the rates applicable to long-term capital gains. For a dividend to constitute qualified dividend income, the shareholder must hold the shares paying the dividend for at least 61 days during the 121-day period beginning 60 days before the Acquiring Fund distribution goes ex-dividend. Qualified dividend income is generally taxable in the year received and does not reduce a shareholder’s adjusted tax basis in Acquiring Fund shares. The portion of the Acquiring Fund’s distributions that may be classified as return of capital is uncertain and can be materially impacted by events that are not subject to the control of the Adviser (e.g., mergers, acquisitions, reorganizations and other capital transactions occurring at the individual MLP level, changes in the tax characterization of distributions received from the MLP investments held by the Acquiring Fund, or changes in tax laws). Gains and other income realized by the Acquiring Fund may also cause distributions from the Acquiring Fund to be treated as taxable dividends rather than as return of capital distributions. Because of these factors, the portion of the Acquiring Fund’s distributions that is considered return of capital may vary materially from year to year. Accordingly, there is no guarantee that future distributions will maintain the same classification for tax purposes as past distributions.

MLP Tax Risk. Much of the benefit that the Acquiring Fund may derive from its investment in equity securities of MLPs is a result of MLPs generally being treated as partnerships for U.S. federal income tax purposes. Partnerships do not pay U.S. federal income tax at the partnership level. Rather, each partner of a partnership, in computing its U.S. federal income tax liability, must include its allocable share of the partnership’s income, gains, losses, deductions and tax credits. A change in current tax law, or a change in the business of a given MLP, could result in an MLP being treated as a corporation or other form of taxable entity for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income (currently at a federal rate of 21%). The classification of an MLP as a corporation or other form of taxable entity for U.S. federal income tax purposes could have the effect of reducing the amount of cash available for distribution by the MLP. In addition, it could cause such distributions paid by the MLP to be taxed to the Acquiring Fund as: dividend income, to the extent it is from the MLP’s earnings and profits; return of capital, to the extent the MLP’s distributions are not paid from its earnings and profits and to the extent of (and in reduction of) the Acquiring Fund’s tax basis in its MLP interest; or gain from the sale of the Acquiring Fund’s MLP interest to the extent the distribution exceeds the MLP’s earnings and profits and the Acquiring Fund’s tax basis in its MLP interest. Thus, if any of the MLPs owned by the Acquiring Fund were treated as corporations for U.S. federal income tax purposes, the after-tax return to the Acquiring Fund with respect to its investment in such MLPs could be materially reduced, which could cause a material decrease in the NAV of the Acquiring Fund’s shares.

To the extent that the Acquiring Fund invests in the equity securities of an MLP classified as a partnership, the Acquiring Fund will be required to include in its taxable income the Acquiring Fund’s allocable share of the income, gains, losses and deductions recognized by each such MLP and take into account its allocable share of the MLP’s tax credits, regardless of whether the MLP distributes cash to the Acquiring Fund. An MLP’s distributions to the Acquiring Fund generally will not be taxable unless the cash amount distributed exceeds the Acquiring Fund’s basis in its interest in the MLP. Distributions received by the Acquiring Fund from an MLP will reduce the Acquiring Fund’s adjusted basis in its interest in the MLP, but not below zero. A reduced basis generally will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the Acquiring Fund for tax purposes on the sale of its interest in the MLP. Cash distributions from an MLP to the Acquiring Fund in excess of the Acquiring Fund’s basis in the MLP generally will be taxable to the Acquiring Fund as capital gain. The Acquiring Fund will not benefit from current favorable federal income tax rates on long-term capital gains because it will be taxed as a corporation for federal income tax purposes.

Historically, energy and certain other MLPs have been able to offset a significant portion of their taxable income with tax deductions. The Acquiring Fund will incur a current income tax liability on the portion of its share of the income and gain from its MLP investments that is not offset by its share of the MLPs’ tax deductions, by its share of the MLPs’ tax credits or by the Acquiring Fund’s net operating loss carryforwards, if any. The percentage of an MLP’s income that is offset by the MLP’s tax deductions will fluctuate over time. For example, new acquisitions of depreciable property by MLPs tend to generate accelerated depreciation and other tax deductions, and therefore a decline in acquisition activity by such MLPs owned by the Acquiring Fund could increase the Acquiring Fund’s current tax liability. If the percentage of the income allocated to the Acquiring Fund that is offset by tax deductions declines, or the Acquiring Fund’s portfolio turnover increases, the Acquiring Fund could incur increased tax liabilities and the portion of the distributions paid by the Acquiring Fund that is treated as tax-deferred return of capital would be reduced and the portion treated as taxable dividend income would be increased. This generally would result in lower after-tax distributions to shareholders. If the amount of an Acquiring Fund distribution to a U.S. shareholder exceeds the shareholder’s portion of the Acquiring Fund’s current and accumulated earnings and profits, such excess will be treated first as a tax-free return of capital to the extent of, and in reduction of, the U.S. shareholder’s tax basis in the shares, and thereafter as capital gain. Any such capital gain will be long-term capital gain if such U.S. shareholder has held the applicable shares for more than one year. The portion of the distribution received by the U.S. shareholder from the Acquiring Fund that constitutes a return of capital will decrease the U.S. shareholder’s tax basis in his or her Acquiring Fund shares (but not below zero), which will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the U.S. shareholder for tax purposes on the later sale of such Acquiring Fund shares.

Depreciation or other cost recovery deductions passed through to the Acquiring Fund from investments in MLPs in a given year generally will reduce the Acquiring Fund’s taxable income (and earnings and profits), but those deductions may be recaptured in the Acquiring Fund’s taxable income (and earnings and profits) in subsequent years when the MLPs dispose of their assets or when the Acquiring Fund disposes of its interests in the MLPs. When deductions are recaptured, distributions to the Acquiring Fund’s shareholders may be taxable, even though the shareholders at the time of the distribution might not have held shares in the Acquiring Fund at the time the deductions were taken by the Acquiring Fund, and even though the Acquiring Fund’s shareholders at the time of the distribution will not have corresponding economic gain on their shares at the time of the distribution.

The taxable income, gains, deductions, and credits allocated to the Acquiring Fund for a taxable year by MLPs in which the Acquiring Fund invests will not be known until the Acquiring Fund receives a schedule K-1 for that year with respect to each of its MLP investments. The Acquiring Fund’s tax liability will not be known until the Acquiring Fund completes its annual tax return.

The Acquiring Fund’s tax estimates could vary substantially from the actual liability and therefore the determination of the Acquiring Fund’s actual tax liability may have a material impact on the Acquiring Fund’s NAV. The payment of corporate income taxes imposed on the Acquiring Fund will decrease cash available for distribution to shareholders.

Deferred Tax/Financial Reporting Risk. The Acquiring Fund is treated as a “C” corporation and, unlike traditional mutual funds, the Acquiring Fund generally will be subject to U.S. federal and state and local income tax on its taxable income. The Acquiring Fund accrues a deferred tax liability (or asset) for its future tax liability (or tax benefit) associated with any net investment income (or loss), any realized gains (or losses) on investments, and any unrealized appreciation (or depreciation) of its investments in excess of their cost basis as adjusted for the distributions received by the Acquiring Fund on equity securities of master limited partnerships considered to be a return of capital. The Acquiring Fund’s accrued deferred tax liability (or asset), if any, is reflected each day in the Acquiring Fund’s net asset value per share. Deferred income tax expense (benefit) for a given period represents an estimate of the Acquiring Fund’s potential tax expense (or benefit) if it were to recognize the unrealized gains (losses) in the portfolio and/or if it were to generate realized gains (or losses) on investments or incur a net investment income (or loss). Accordingly, such deferred tax expenses (benefits) may vary greatly from year to year and from day to day depending on the nature of the Acquiring Fund’s investments, the performance of those investments and general market conditions. Therefore, any estimate of deferred income tax expense (benefit) cannot be reliably predicted from year to year.

The following examples illustrate two hypothetical trading days of the Acquiring Fund and demonstrate the effect of deferred tax calculations on the change in the Acquiring Fund’s NAV, compared to the change in the prices of MLP securities held by the Acquiring Fund. Since the Acquiring Fund will be taxable as a regular corporation, or “C” corporation, for U.S. federal income tax purposes, it must accrue tax expense (or benefit) on the Acquiring Fund’s taxable income (or loss). In the below example entitled “Hypothetical Effect of Deferred Tax Calculation on Performance-Up Market,” the Acquiring Fund’s NAV increases less than the price of MLPs held by the Acquiring Fund, because the accrued taxes will generally provide a “tax drag” during periods of positive performance. In the below example entitled “Hypothetical Effect of Deferred Tax Calculation on Performance-Down Market,” the Acquiring Fund’s NAV decreases less than the price of MLPs held by the Acquiring Fund, because the accrued taxes will generally provide a “tax buffer” during periods of negative performance. The examples assume a 23.0% deferred tax calculation (maximum federal corporate tax rate of 21% plus estimated state and local tax rates of approximately 2.0%, net of federal tax benefit). They do not reflect the effect, if any, of the valuation allowances on deferred tax assets that management may deem appropriate.

Hypothetical Effect of Deferred Tax
Calculation on Performance-Up Market

Hypothetical Effect of Deferred
Tax Calculation on Performance-Down Market

Actual income tax expense, if any, will be incurred over many years, depending upon whether and when investment gains and losses are realized, the then-current basis of the Acquiring Fund’s assets and other factors. Upon the sale of an MLP security, the Acquiring Fund will be liable for previously deferred taxes, if any. As a result, the Acquiring Fund’s actual tax liability could have a material effect on the Acquiring Fund’s NAV.

The Acquiring Fund’s deferred tax liability and/or asset balances are estimated using estimates of tax rates currently in effect. Actual tax rates applicable to the future years in which such balances are realized may be materially higher or lower than such estimates. The Acquiring Fund will rely to a significant extent on information provided by MLPs regarding the tax characterization of the distributions made by such MLPs, and other information regarding the Acquiring Fund’s allocable share of the partnership’s taxable income, gains, losses, deductions and tax credits. This information is generally only provided on a calendar year basis and may not be provided to the Acquiring Fund on a timely basis, to estimate the Acquiring Fund’s deferred tax liability and/or asset balances for purposes of financial statement reporting and determining its NAV. The Acquiring Fund’s estimates regarding its deferred tax liability and/or asset balances are made in good faith; however, the daily estimate of the Acquiring Fund’s deferred tax liability and/or asset balances used to calculate the Acquiring Fund’s NAV could vary dramatically from the Acquiring Fund’s actual tax liability, and, as a result, the determination of the Acquiring Fund’s actual tax liability may have a material impact on the Acquiring Fund’s NAV.

To the extent the Acquiring Fund has a deferred tax asset or if a portion of the deferred tax liability is offset by a tax asset resulting from net operating losses, consideration is given to whether or not a valuation allowance is required to reduce or eliminate the deferred tax asset amount. A valuation allowance is required if based on the evaluation criterion provided by Accounting Standards Codification 740, “Income Taxes,” it is more-likely-than-not that some portion or all of the deferred tax asset will not be realized. Among the factors considered in assessing the Acquiring Fund’s valuation allowance: the nature, frequency and severity of current and cumulative losses, forecasts of future profitability, forecasts of dates and amounts future MLP distributions and of the amount, timing and character of future MLP taxable income, the duration of the statutory carryforward periods and the associated risks that operating and capital loss carryforwards may expire unused. From time to time, the Acquiring Fund may modify its estimates or assumptions regarding its deferred tax liability and/or asset balances as new information becomes available. Modifications of the Acquiring Fund’s estimates or assumptions regarding its deferred tax liability and/or asset balances and any applicable valuation allowance, changes in generally accepted accounting principles or related guidance or interpretations thereof, limitations imposed on net operating losses (if any) and changes in applicable tax law could result in increases or decreases in the Acquiring Fund’s NAV, which could be material. Unexpected significant decreases in cash distributions from the Acquiring Fund’s MLP investments, changes to the composition of the Acquiring Fund’s holdings, or significant declines in the fair value of its investments may change the Acquiring Fund’s assessment regarding the recoverability of its deferred tax assets and may result in a valuation allowance. If a valuation allowance is required to reduce or eliminate any deferred tax asset in the future, it could have a material impact on the Acquiring Fund’s NAV and results of operations with respect to the Acquiring Fund’s shareholders in the period it is recorded, even though the shareholders at such time might not have held shares in the Acquiring Fund at the time the deferred tax asset had been established.

Political Risks Relating to Russia’s Invasion of Ukraine. Russia began its invasion of Ukraine in February 2022. The invasion significantly amplified already existing geopolitical tensions among Russia, Ukraine, Europe, NATO and the United States. Russia’s military invasion of Ukraine, the resulting responses by the United States and other countries, and the potential for wider conflict has increased volatility and uncertainty in the financial markets, specifically on companies in the oil and gas sector, finance and resource extraction.

The ramifications of the hostilities and sanctions, however, may not be limited to Russia. Conflict between Ukraine and Russia is likely to negatively impact other regional and global economic markets (including Europe, Asia and the United States), companies in other countries (particularly those that have exposure to Russia and Ukraine) and on various sectors, industries and markets for securities and commodities globally, such as oil and natural gas and banking.

Health Crisis Risk. An outbreak of an infectious respiratory illness, COVID-19, caused by a novel coronavirus has resulted in travel restrictions, disruption of healthcare systems, prolonged quarantines, cancellations, supply chain disruptions, lower consumer demand, layoffs, ratings downgrades, defaults and other significant economic impacts. Certain markets have experienced temporary closures, extreme volatility, severe losses, reduced liquidity and increased trading costs. In particular, COVID-19 has resulted in substantial market volatility and global business disruption, impacting the global economy and the financial health of individual companies in significant and unforeseen ways. The duration and future impact of COVID-19 are currently unknown, which may exacerbate other types of risks that apply to the Acquiring Fund and negatively impact Acquiring Fund performance and the value of your investment in the Acquiring Fund. It is not possible to determine the ultimate impact of COVID-19 at this time. Further, the extent and strength of any economic recovery after the COVID-19 pandemic abates is uncertain and subject to various factors and conditions, including the emergence of other infectious illness outbreaks that may have similar impacts. Accordingly, an investment in the Acquiring Fund is subject to an elevated degree of risk as compared to other market environments.

Non-Diversification Risk. The Acquiring Fund is classified as a “non-diversified” investment company under the 1940 Act, which means the Acquiring Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. As a non-diversified investment company, the Acquiring Fund may invest in the securities of individual issuers to a greater degree than a diversified investment company. As a result, the Acquiring Fund may be more vulnerable to events affecting a single issuer and therefore, subject to greater volatility than a fund that is more broadly diversified. Accordingly, an investment in the Acquiring Fund may present greater risk to an investor than an investment in a diversified company.

Cash Flow Risk. The Acquiring Fund expects that a substantial portion of the cash flow it receives will be derived from its investments in MLPs. The amount and tax characterization of cash available for distribution by an MLP depends upon the amount of cash generated by such entity’s operations. Cash available for distribution by MLPs may vary widely from quarter to quarter and will be affected by various factors affecting the entity’s operations. In addition to the risks described herein, operating costs, capital expenditures, acquisition costs, construction costs, exploration costs and borrowing costs may reduce the amount of cash that an MLP has available for distribution in a given period.

Issuer Risk. Issuer risk is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or service.

Management Risk. The Acquiring Fund has an actively managed portfolio. The Adviser applies investment techniques and risk analyses in making investment decisions for the Acquiring Fund, but there can be no guarantee that these will produce the desired results.

Liquidity Risk. MLP common units and shares of other issuers in which the Acquiring Fund may invest often trade on national securities exchanges, including the New York Stock Exchange (“NYSE”), the NYSE AMEX Equities and the NASDAQ. However, certain securities, including those of issuers with smaller capitalizations, may trade less frequently. The market movements of such securities with limited trading volumes may be more abrupt or erratic than those with higher trading volumes. As a result of the limited liquidity of such securities, the Acquiring Fund could have greater difficulty selling such securities at the time and price that the Acquiring Fund would like and may be limited in its ability to make alternative investments. The Acquiring Fund may not purchase or hold securities that are illiquid or are otherwise not readily marketable if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

Market Risk. Global economies and financial markets are increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Acquiring Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market, or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Acquiring Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics. For example, the outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world, including those in which the Acquiring Fund may invest. The effects of this pandemic to public health and business and market conditions, including exchange trading suspensions and closures, may continue to have a significant negative impact on the performance of the Acquiring Fund’s investments, increase the Acquiring Fund’s volatility, exacerbate pre-existing political, social and economic risks to the Acquiring Fund, and negatively impact broad segments of businesses and populations. The Acquiring Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Acquiring Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Acquiring Fund’s investment performance. The full impact of the COVID-19 pandemic, or other future epidemics or pandemics, is currently unknown.

Small Capitalization Risk. The Acquiring Fund may invest in securities of MLPs and other issuers that have comparatively smaller capitalizations relative to issuers whose securities are included in major benchmark indices. These companies often have limited product lines, markets, distribution channels or financial resources; and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities issued by MLPs with smaller capitalizations may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general. Historically, smaller capitalization companies have sometimes gone through extended periods when they did not perform as well as larger companies. In addition, equity securities of smaller capitalization companies generally are less liquid than those of larger companies. This means that the Acquiring Fund could have greater difficulty selling such securities at the time and price than the Acquiring Fund would like.

Shareholder Information

Description of Share Classes

	Class A Shares	Class C Shares	Class I Shares
Front End Sales Load?	Yes. The percentage declines as the amount invested increases.	No.	No.

Contingent Deferred Sales Charge?	No, except for shares redeemed within eighteen months after purchase of an investment greater than $1 million if no front-end sales charge was paid at the time of purchase.	Yes, for shares redeemed within twelve months after purchase.	No.

Rule 12b-1 Fee	0.25%	1.00%	None.

Convertible to Another Class?	No.	Yes, automatic conversion into Class A Shares eight years after the original date of purchase or, if you acquired your Class C Shares through an exchange or conversion from another share class, eight years after the date you acquired your Class C Shares.	No.

Fund Expense Levels	Lower annual expenses than Class C Shares. Higher annual expenses than Class I Shares.	Higher annual expenses than Class A Shares and Class I Shares.	Lower annual expenses than Class A Shares and Class C Shares.

Three classes of the Acquiring Fund’s shares are offered: Class A Shares, Class C Shares and Class I Shares. Class I Shares are (1) offered at net asset value, (2) sold without a front-end sales load, (3) offered to foundations, endowments, institutions, and employee benefit plans acquiring shares directly from the Acquiring Fund’s Distributor or from a financial intermediary with whom the Acquiring Fund’s Distributor has entered into an agreement expressly authorizing the sale by such intermediary of Class I Shares and whose initial investment is not less than the initial minimum amount set forth in the Acquiring Fund prospectus from time to time, (4) available through certain “wrap,” retirement and other programs sponsored by certain financial intermediaries with whom the Acquiring Fund and/or its Distributor have entered into an agreement, as well as employees, officers, and Trustees of the Acquiring Trust, the Adviser and its affiliates and their immediate family members (i.e., spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the above, and (5) not subject to ongoing distribution fees or service fees. The Acquiring Fund may accept, in its sole discretion, investments in Class I Shares from purchasers not listed above or that do not meet the investment minimum requirement.

The table above summarizes the differences among the classes of shares.

•	“front-end sales load,” or sales charge, is a fee charged at the time of purchase of shares; and

•	“contingent deferred sales charge” (“CDSC”) is a fee charged at the time of redemption; and

•	“Rule 12b-1 fee” is a recurring annual fee for distributing shares and servicing shareholder accounts based on the Acquiring Fund’s average daily net assets attributable to the particular class of shares.

If you...	then you should consider...
• qualify for a reduced or waived front-end sales load	purchasing Class A Shares instead of Class C Shares
• do not qualify for a reduced or waived front-end sales load and intend to hold your shares for only a few years	purchasing Class C Shares instead of Class A Shares
• do not qualify for a reduced or waived front-end sales load and intend to hold your shares indefinitely	purchasing Class A Shares instead of Class C Shares
• are eligible to purchase shares through certain “wrap” programs or similar programs sponsored by certain financial intermediaries with whom the Acquiring Fund and/or its Distributor have entered into an agreement	purchasing Class I Shares

In selecting a class of shares of the Acquiring Fund in which to invest, you should consider:

•	the length of time you plan to hold the shares;

•	the amount of sales charge and Rule 12b-1 fees, recognizing that your share of Rule 12b-1 fees as a percentage of your investment increases if the Acquiring Fund’s assets increase in value and decreases if the Acquiring Fund’s assets decrease in value;

•	whether you qualify for a reduction or waiver of the Class A sales charge;

•	whether you qualify to purchase Class I Shares through certain wrap, retirement or other programs sponsored by certain financial intermediaries with whom the Acquiring Fund and/or its Distributor have entered into an agreement; and

•	whether you qualify to purchase Class I Shares (direct institutional purchases of $1 million or more).

The following sections include important information about sales charges and sales charge reductions and waivers available to investors in Class A and Class C Shares and describes information or records you may need to provide to the Acquiring Fund or your broker in order to be eligible for sales charge reductions and waivers. The availability of the sales charge reductions and waivers discussed below may depend upon whether you purchase your shares directly from the Acquiring Fund or through a financial intermediary. Financial intermediaries may have different policies and procedures regarding the availability of these reductions or waivers. Information with respect to specific intermediaries that offer individualized sales charge waiver and/or reduction categories is disclosed in Appendix C, “Sales Charge Reductions and Waivers Available Through Certain Intermediaries,” attached to the this Proxy Statement/Prospectus.

Information about sales charges and sales charge reductions and waivers to the various classes of the Acquiring Fund’s shares is also available free of charge and in a clear and prominent format on our website at https://publicsecurities.brookfield.com/en.

Shareholder Account Information — Initial Sales Charges (Class A Shares Only)

Unless you are eligible for a sales charge reduction or a waiver, as set out in Appendix C to this Proxy Statement/Prospectus, an initial sales charge applies to all other purchases of Class A Shares. The sales charge is imposed on Class A Shares of the Acquiring Fund at the time of purchase in accordance with the following schedule:

Amount of Investment	Sales Charge as % of the Offering Price(1)	Sales Charge as % of Amount Invested	Reallowance to Broker-Dealers
Less than $50,000	4.75%	4.99%	4.75%
$50,000 but under $100,000	4.25%	4.44%	4.25%
$100,000 but under $250,000	3.50%	3.63%	3.50%
$250,000 but under $500,000	2.50%	2.56%	2.50%
$500,000 but under $1 million	2.00%	2.04%	2.00%
$1 million or more(2)	None	None	None

(1)	Includes front-end sales load.

(2)	No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Acquiring Fund will impose a CDSC of 1.00% on redemptions made within eighteen months of the purchase. If imposed, the CDSC is based on the original cost of the shares being redeemed.

No sales charge is imposed on reinvestment of distributions selected in advance of the distributions.

Breakpoints or Volume Discounts — (Class A Shares Only)

The Acquiring Fund offers you the benefit of discounts on the sales charges that apply to purchases of Class A Shares in certain circumstances. These discounts, which are also known as breakpoints, can reduce or, in some instances, eliminate the initial sales charges that would otherwise apply to your investment in Class A Shares. Mutual funds are not required to offer breakpoints and different mutual fund groups may offer different types of breakpoints.

Breakpoints or Volume Discounts allow larger investments in Class A Shares to be charged lower sales charges. If you invest $50,000 or more in Class A Shares of the Acquiring Fund, then you are eligible for a reduced sales charge. Initial sales charges are eliminated completely for purchases of $1,000,000 or more, although a 1% CDSC will apply if shares are redeemed within eighteen months after purchase.

The Adviser may pay a sales commission of up to 1.00% of the offering price of Class A Shares to brokers that initiate and are responsible for purchases of $1,000,000 or more. This does not apply with respect to shares purchased by “advisory accounts” for the benefit of clients of broker-dealers, financial advisers or other financial institutions; provided the broker-dealer, financial adviser or financial institution charges its client(s) an advisory fee based on the assets under management on an annual basis.

Sales Charge Reductions and Waivers — (Class A Shares Only)

Reduced sales charges are available to (1) investors who are eligible to combine their purchases of Class A Shares to receive Volume Discounts and (2) investors who sign a Letter of Intent (the “Letter”) agreeing to make purchases over time. Certain types of investors are eligible for sales charge waivers.

You may qualify for a reduced sales charge, or a waiver of sales charges, on purchases of Class A Shares. The requirements are described in the following paragraphs. To receive a reduction that you qualify for, you may have to provide additional information to your broker or other service agent. For more information about sales charge discounts and waivers, consult with your broker or other service provider. Additional information can be found in Appendix C, “Sales Charge Reductions and Waivers Available Through Certain Intermediaries,” attached to this Proxy Statement/Prospectus.

Volume Discounts/Rights of Accumulation. You may qualify for a reduced sales charge by combining a new purchase (or combined purchases as described below) with shares previously purchased and still owned; provided the cumulative value of such shares (valued at NAV) amounts to $50,000 or more. In determining the shares previously purchased, the calculation will include, in addition to other Class A shares of any other open-end investment company managed by the Adviser or its affiliates that were previously purchased, shares of other classes of the Acquiring Fund, as well as shares of any class of any other open-end investment company managed by the Adviser or its affiliates. In order to determine whether you qualify for a reduced sales charge, you may combine your new purchase with shares previously purchased and still owned with those of your immediate family (spouse and children under 21), your and their IRAs and other employee benefit plans and trusts and other fiduciary accounts for your and their benefit. You may also include shares of any class of any other open-end investment company managed by the Adviser or its affiliates that are held in any of the foregoing accounts. If the new purchase is made directly through the Acquiring Fund’s transfer agent, U.S. Bancorp Fund Services, LLC (the “Transfer Agent” or “USBFS”), only shares held directly at the Transfer Agent may apply toward the rights of accumulation. Shares held in the name of a nominee or custodian under pension, profit-sharing or other employee benefit plans may not be combined with other shares to qualify for the rights of accumulation. The Acquiring Fund uses the current NAV of these holdings when combining them with new and existing investments for purposes of determining whether you qualify for the rights of accumulation. In order to receive a sales charge reduction under this program, you must provide certain information or records to permit verification that the purchase qualifies for a reduction as described below under “Required Shareholder Information and Records.”

Letter of Intent. By signing a Letter of Intent (LOI) you can reduce your Class A sales charge. Your individual purchases will be made at the applicable sales charge based on the amount you intend to invest over a 13-month period. The LOI will apply to all purchases of Class A Shares. Any shares purchased within 90 days of the date you sign the letter of intent may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date. Purchases resulting from the reinvestment of dividends and capital gains do not apply toward fulfillment of the LOI. Shares equal to 4.75% of the amount of the LOI will be held in escrow during the 13-month period. If, at the end of that time, the total amount of purchases made is less than the amount intended, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual purchases had the LOI not been in effect. This amount will be obtained from redemption of the escrow shares. Any remaining escrow shares will be released to you.

Required Shareholder Information and Records. In order for you to take advantage of sales charge reductions, you or your broker must notify the Acquiring Fund that you qualify for a reduction. Without notification, the Acquiring Fund is unable to ensure that the reduction is applied to your account. You may have to provide information or records to your broker or the Acquiring Fund to verify eligibility for breakpoint privileges or other sales charge waivers. This may include information or records, including account statements, regarding shares of the Acquiring Fund or shares of any other open-end investment company managed by the Adviser or its affiliates held in:

•	all of your accounts at the Acquiring Fund or a broker;

•	any Acquiring Fund account of yours at another broker; and

•	Acquiring Fund accounts of related parties of yours, such as members of the same family, at any broker.

•	You should therefore keep copies of these types of records.

Investors Eligible For Sales Charge Waivers. Class A Shares of the Acquiring Fund may be offered without a sales charge to: (1) any other investment company in connection with the combination of such company with the Acquiring Fund by merger, acquisition of assets, or otherwise; (2) any unit investment trusts registered under the 1940 Act which have shares of the Acquiring Fund as a principal investment; (3) persons investing in certain fee-based programs under which they pay advisory fees to a broker-dealer or other financial institution that has entered into an agreement with the Acquiring Fund and/or its Distributor; and (4) financial intermediaries who have entered into an agreement with the Acquiring Fund and/or its Distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers, which are identified in Appendix C to this Proxy Statement/Prospectus.

In addition, shareholders who redeemed Class A shares of the Acquiring Fund that were originally subject to a front-end sales load may buy back Class A shares of the Acquiring Fund into the same shareholder account within 45 days of the redemption date without paying a sales charge on the reinstated shares (the “Reinstatement Privilege”). The amount eligible to be repurchased under the Reinstatement Privilege may not exceed the amount of your redemption proceeds originally received from the reinstated shares. Reinstatements will be priced at the Acquiring Fund’s current NAV. To exercise the Reinstatement Privilege, you must notify your financial consultant or the Acquiring Fund’s Transfer Agent at the time of your transaction that you believe you qualify for the privilege.

Additional categories of sales charge reductions and waivers are also set out in Appendix C to this Proxy Statement/Prospectus. Investors who qualify under any of the categories described above or those set out in Appendix C to this Proxy Statement/Prospectus should contact their brokerage firm. Some of these investors may also qualify to invest in Class I Shares.

Shareholder Account Information — (Class C Shares Only)

The Distributor pays a sales commission of up to 1.00% of the purchase price of Class C Shares of the Acquiring Fund at the time of sale to brokers who initiate and are responsible for purchases of such Class C Shares of the Acquiring Fund. These payments to brokers are financed solely by the Adviser. The Adviser will subsequently be reimbursed for the payments it has financed. As described more fully below under the section of this Proxy Statement/Prospectus entitled “Rule 12b-1 Plans,” you will also pay distribution and service fees of 1.00% each year under a distribution plan that the Acquiring Fund has adopted for Class C Shares under Rule 12b-1. Proceeds from the CDSC and the 1.00% distribution plan payments made in the first year after purchase are paid to the Distributor and are used in whole or in part by the Distributor to pay the Adviser for financing the 1.00% up-front commission to brokers who sell Class C Shares. During the first year, the Adviser may retain the full 1.00% Rule 12b-1 fee to recoup the up-front payment made at the time of purchase. Once the Distributor has reimbursed the Adviser for the amounts financed, brokers will receive from the Distributor the ongoing Rule 12b-1 fees associated with their clients’ investments in Class C Shares.

Class C Shares Conversion Feature. Class C Shares will convert automatically into Class A Shares eight years after the original date of purchase or, if you acquired your Class C Shares through an exchange or conversion from another share class, eight years after the date you acquired your Class C Shares. When Class C Shares that you acquired through a purchase or exchange convert, any other Class C Shares that you purchased with reinvested distributions also will convert into Class A Shares on a pro rata basis. A shorter holding period may apply depending on your financial intermediary.

Contingent Deferred Sales Charges — (Class A And Class C Shares Only)

You will pay a CDSC when you redeem:

•	Class A Shares within eighteen months of buying them as part of an investment greater than $1 million if no front-end sales charge was paid at the time of purchase; and

•	Class C Shares within twelve months of buying them.

The CDSC payable upon redemption of Class A Shares and Class C Shares in the circumstances described above is 1.00%.

Your CDSC will be based on the original cost of the shares being redeemed.

You will not pay a CDSC to the extent that the value of the redeemed shares represents reinvestment of distributions or capital appreciation of shares redeemed. When you redeem shares, we will assume that you are first redeeming shares representing reinvestment of distributions, then any appreciation on shares redeemed, and then any remaining shares held by you for the longest period of time. We will calculate the holding period of shares acquired through an exchange of shares of another fund from the date you acquired the original shares of the other fund. Certain financial intermediaries may have procedures which differ from those of the Acquiring Fund with regards to calculation of the holding period of shares acquired through an exchange. Investors should refer to their intermediary’s policies.

•	We will waive the CDSC payable upon redemptions of shares for:

•	redemptions and distributions from retirement plans made after the death or disability of a shareholder;

•	minimum required distributions made from an IRA or other retirement plan account after you reach age 70 1⁄2;

•	involuntary redemptions made by the Acquiring Fund;

•	a distribution from a tax-deferred retirement plan after your retirement; and

•	returns of excess contributions to retirement plans following the shareholder’s death or disability.

Additionally, shareholders who reinvest the full value of their Class C redemption proceeds back into Class C shares of the Acquiring Fund in the same shareholder account within 45 days of the redemption will receive a reimbursement of the CDSC that they paid at the time of redemption (the “CDSC Reimbursement”). The CDSC Reimbursement will be made in the form of additional Class C shares of the Acquiring Fund based on the Acquiring Fund’s NAV on the reinvestment date. Class C shares acquired with proceeds from a CDSC Reimbursement will be subject to a CDSC if redeemed within 12 months. To receive the CDSC Reimbursement, you must notify your financial consultant or the Acquiring Fund’s Transfer Agent at the time of your transaction that you believe you qualify for the reimbursement.

Shareholders of certain intermediaries may also have their CDSC waived or reduced under other circumstances. Please refer to Appendix C, “Sales Charge Reductions and Waivers Available Through Certain Intermediaries,” attached to this Proxy Statement/ Prospectus.

Rule 12b-1 Plans — (Class A And Class C Shares Only)

The Acquiring Fund has adopted distribution plans under Rule 12b-1 (the “Plans”) for Class A and Class C Shares of the Acquiring Fund (each, a “Plan”). Under these Plans, the Acquiring Fund may use its assets to finance activities relating to the sale of its Class A and Class C Shares and the provision of certain shareholder services. To the extent that any activity is one that the Acquiring Fund may finance without a distribution plan, the Acquiring Fund may also make payments to compensate such activities outside the Plan and not be subject to its limitations.

The Class A Plan authorizes payments by the Acquiring Fund on an annual basis of 0.25% of its average daily net assets attributable to Class A Shares to finance distribution of its Class A Shares or pay shareholder service fees. The Class C Plan authorizes payments on an annual basis of 0.75% of its average daily net assets attributable to Class C Shares to finance distribution of its Class C Shares and 0.25% for shareholder service fees.

Because the Rule 12b-1 fees are higher for Class C Shares than for Class A Shares, Class C Shares will have higher annual expenses. Because Rule 12b-1 fees are paid out of the Acquiring Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Due to the payment of Rule 12b-1 fees, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.

Distributor

Quasar Distributors, LLC (the “Distributor” or “Quasar”) is located at 111 East Kilbourn Avenue, Suite 2200, Milwaukee, Wisconsin 53202 and is the distributor for the shares of the Acquiring Fund. Quasar is a registered broker-dealer and a member of the Financial Industry Regulatory Authority (“FINRA”). Shares of the Acquiring Fund are offered on a continuous basis.

Payments to Financial Intermediaries

The Acquiring Fund may pay service fees to intermediaries such as banks, broker-dealers, financial advisers or other financial institutions, including affiliates of the Adviser, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus, other group accounts or accounts traded through registered securities clearing agents.

The Adviser and its affiliates, out of their own resources, and without additional cost to the Acquiring Fund or its shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell shares of the Acquiring Fund. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of the Acquiring Fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to the Acquiring Fund’s shareholders. The Adviser and its affiliates may also pay cash compensation in the form of finder’s fees that vary depending on the Acquiring Fund and the dollar amount of the shares sold.

In addition, in certain cases, intermediaries, such as banks, broker-dealers, financial advisers or other financial institutions, may have agreements pursuant to which shares of the Acquiring Fund owned by its clients are held of record on the books of the Acquiring Fund in omnibus accounts maintained by each intermediary, and the intermediaries provide those Acquiring Fund shareholders with sub-administration and sub-transfer agency services. Pursuant to the Trust’s transfer agency agreement, the Trust pays the transfer agent a charge for each shareholder account. As a result, the use of one omnibus account for multiple beneficial shareholders can create a cost savings to the Trust. The Acquiring Board may, from time to time, authorize the Trust to pay a portion of the fees charged by these intermediaries to the extent of any transfer agency savings to the Trust as a result of the use of the omnibus account. These payments compensate these intermediaries for the provision of sub-administration and sub-transfer agency services associated with their clients whose shares are held of record in this manner.

Rule 12b-1 Plans — (Class A And Class C Shares Only)

The Acquiring Fund has adopted distribution plans under Rule 12b-1 (the “Plans”) for Class A and Class C Shares of the Acquiring Fund (each, a “Plan”). Under these Plans, the Acquiring Fund may use its assets to finance activities relating to the sale of its Class A and Class C Shares and the provision of certain shareholder services. To the extent that any activity is one that the Acquiring Fund may finance without a distribution plan, the Acquiring Fund may also make payments to compensate such activities outside the Plan and not be subject to its limitations.

The Class A Plan authorizes payments by the Acquiring Fund on an annual basis of 0.25% of its average daily net assets attributable to Class A Shares to finance distribution of its Class A Shares or pay shareholder service fees. The Class C Plan authorizes payments on an annual basis of 0.75% of its average daily net assets attributable to Class C Shares to finance distribution of its Class C Shares and 0.25% for shareholder service fees.

Because the Rule 12b-1 fees are higher for Class C Shares than for Class A Shares, Class C Shares will have higher annual expenses. Because Rule 12b-1 fees are paid out of the Acquiring Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Due to the payment of Rule 12b-1 fees, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.

Pricing of Fund Shares

The NAV of the Acquiring Fund is calculated as of the close of regular trading (generally, 4:00 p.m., Eastern Time) on each day that the NYSE is open for unrestricted business. However, the Acquiring Fund’s NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC. The NYSE is closed on weekends and most national holidays, including New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday/Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV will not be calculated on days when the NYSE is closed for trading.

Purchase and redemption requests are priced at the NAV per share next calculated plus any applicable sales charge after receipt of such requests. The NAV is the value of the Acquiring Fund’s securities, cash and other assets, minus all expenses and liabilities (assets – liabilities = NAV). NAV per share is determined by dividing NAV by the number of shares outstanding (NAV/# of shares = NAV per share). The NAV takes into account the expenses and fees of the Acquiring Fund, including management and administration fees, which are accrued daily.

In calculating the NAV, portfolio securities are valued using current market values or official closing prices, if available. Market values represent the prices at which securities actually trade or evaluations based on the judgment of the Acquiring Fund’s outside pricing services. Each security owned by the Acquiring Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued. Where the security is listed on more than one exchange, the Acquiring Fund will use the price of the exchange that the Acquiring Fund generally considers to be the principal exchange on which the security is traded.

The Acquiring Board has adopted procedures for the valuation of the Acquiring Fund’s securities. The Adviser oversees the day to day responsibilities for valuation determinations under these procedures. The Acquiring Board regularly reviews the application of these procedures to the securities in the Acquiring Fund’s portfolio. The Adviser established a valuation committee (the “Valuation Committee”) comprised of senior members of the Adviser’s management team.

The Acquiring Board has designated the Adviser as the valuation designee pursuant to Rule 2a-5 under the 1940 Act to perform fair value determination relating to any or all Acquiring Fund investments. The Acquiring Board oversees the Adviser in its role as the valuation designee in accordance with the requirements of Rule 2a-5 under the 1940 Act.

Investments in equity securities listed or traded on any securities exchange or traded in the over-the-counter market are valued at the last trade price as of the close of business on the valuation date. If the NYSE closes early, then the equity security will be valued at the last traded price before the NYSE close. Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Acquiring Board in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE close. When fair value pricing is employed, the value of the portfolio securities used to calculate the Acquiring Fund’s NAV may differ from quoted or official closing prices. Investments in open-end registered investment companies, if any, are valued at the NAV as reported by those investment companies.

Securities for which market prices are not readily available, cannot be determined using the sources described above, or the Adviser’s Valuation Committee determines that the quotation or price for a portfolio security provided by a broker-dealer or an independent pricing service is inaccurate will be valued at a fair value determined by the Adviser’s Valuation Committee following the procedures adopted by the Adviser under the supervision of the Acquiring Board. The Adviser’s valuation policy establishes parameters for the sources, methodologies, and inputs the Adviser’s Valuation Committee uses in determining fair value.

The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality. The fair value may be difficult to determine and thus judgment plays a greater role in the valuation process. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material. For those securities valued by fair valuations, the Adviser’s Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available. There can be no assurance that the Acquiring Fund could purchase or sell a portfolio security at the price used to calculate the Acquiring Fund’s NAV.

A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Trading in Foreign Securities. In the case of foreign securities, the occurrence of certain events after the close of foreign markets, but prior to the time the Acquiring Fund’s NAV per share is calculated (such as a significant surge or decline in the United States or other markets) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the Acquiring Fund will value foreign securities at fair value, taking into account such events, in calculating the NAV per share. In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating the Acquiring Fund’s NAV per share in advance of the time the NAV per share is calculated. The Adviser anticipates that the Acquiring Fund’s portfolio holdings will be fair valued when market quotations for those holdings are considered unreliable.

Deferred Income Tax Effect on Share Price. In calculating the Acquiring Fund’s daily NAV, the Acquiring Fund will, among other things, account for its deferred tax liability and/or asset balances. As a result, any deferred tax liability and/or asset is reflected in the Acquiring Fund’s daily NAV.

The Acquiring Fund will accrue a deferred income tax liability balance if applicable, at the currently effective statutory U.S. federal income tax rate (currently 21%) plus an estimated state and local income tax rate for its future tax liability associated with that portion of MLP distributions considered to be a tax-advantaged return of capital, as well as for its future tax liability associated with the capital appreciation of its investments. The Acquiring Fund’s current and deferred tax liability, if any, will depend upon the Acquiring Fund’s net investment gains and realized and unrealized gains on investments and therefore may vary greatly from year to year depending on the nature of the Acquiring Fund’s investments, the performance of those investments and general market conditions. Any deferred tax liability balance will reduce the Acquiring Fund’s NAV. Upon the Acquiring Fund’s sale of an MLP security, the Acquiring Fund may be liable for previously deferred taxes.

The Acquiring Fund will accrue if applicable, in accordance with generally accepted accounting principles, a deferred tax asset balance, which reflects an estimate of the Acquiring Fund’s future tax benefit associated with any net investment loss, any realized losses on investments and any unrealized depreciation on investments. Any deferred tax asset balance will increase the Acquiring Fund’s NAV. To the extent the Acquiring Fund has a deferred tax asset balance, the Acquiring Fund will assess, in accordance with generally accepted accounting principles, whether a valuation allowance, which would offset the value of some or all of the Acquiring Fund’s deferred tax asset balance, is required. Pursuant to Financial Accounting Standards Board Accounting Standards Codification 740 (FASB ASC 740), the Acquiring Fund will assess a valuation allowance to reduce some or all of the deferred tax asset balance if, based on the weight of all available evidence, both negative and positive, it is more likely than not that some or all of the deferred tax asset will not be realized. The Acquiring Fund will use judgment in considering the relative impact of negative and positive evidence. The weight given to the potential effect of negative and positive evidence will be commensurate with the extent to which such evidence can be objectively verified. The Acquiring Fund’s assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are dependent on, among other factors, future MLP cash distributions), statutory Code Section 751 recapture provisions associated with reported deductions from the Acquiring Fund’s underlying investments, the duration of statutory carryforward periods and the associated risk that operating loss carryforwards may be limited or expire unused. However, this assessment generally may not consider the potential for market value increases with respect to the Acquiring Fund’s investments in equity securities of MLPs or any other securities or assets. Significant weight is given to the Acquiring Fund’s forecast of future taxable income (including depreciation or other cost recovery deduction recapture income relating to the MLPs in which the Acquiring Fund invests), which is based on, among other factors, the expected continuation of MLP cash distributions at or near current levels. Consideration is also given to the effects of the potential of additional future realized and unrealized gains or losses on investments and the period over which deferred tax assets can be realized, as federal tax net operating loss carryforwards expire in twenty years and federal capital loss carryforwards expire in five years. Recovery of a deferred tax asset is dependent on continued payment of the MLP cash distributions at or near current levels in the future and the resultant generation of taxable income. The Acquiring Fund will assess whether a valuation allowance is required to offset some or all of any deferred tax asset in connection with the calculation of the Acquiring Fund’s NAV each day; however, to the extent the final valuation allowance differs from the estimates the Acquiring Fund used in calculating the Acquiring Fund’s daily NAV, the application of such final valuation allowance could have a material impact on the Acquiring Fund’s NAV.

The Acquiring Fund’s deferred tax asset and/or liability balances are estimated using the effective tax rates currently in effect. Actual tax rates applicable to the future years in which such balances are realized may be materially higher or lower than such estimates. The Acquiring Fund will rely to a significant extent on information provided by MLPs in determining the extent to which distributions received from MLPs constitute a return of capital, which may not be provided to the Acquiring Fund on a timely basis, to estimate the Acquiring Fund’s deferred tax liability and/or asset balances for purposes of financial statement reporting and determining its NAV. If such information is not received from such MLPs on a timely basis, the Acquiring Fund will estimate the extent to which distributions received from MLPs constitute a return of capital based on average historical tax characterization of distributions made by MLPs. The Acquiring Fund’s estimates regarding its deferred tax liability and/or asset balances are made in good faith; however, the daily estimate of the Acquiring Fund’s deferred tax liability and/or asset balances used to calculate the Acquiring Fund’s NAV could vary dramatically from the Acquiring Fund’s actual tax liability. Actual income tax expense, if any, will be incurred over many years, depending on if and when investment gains and losses are realized, the then-current basis of the Acquiring Fund’s assets and other factors. As a result, the determination of the Acquiring Fund’s actual tax liability may have a material impact on the Acquiring Fund’s NAV. The Acquiring Fund’s daily NAV calculation will be based on then current estimates and assumptions regarding the Acquiring Fund’s deferred tax liability and/or asset balances and any applicable valuation allowance, based on all information available to the Acquiring Fund at such time. From time to time, the Acquiring Fund may modify its estimates or assumptions regarding its deferred tax liability and/or asset balances and any applicable valuation allowance as new information becomes available. Modifications of the Acquiring Fund’s estimates or assumptions regarding its deferred tax liability and/or asset balances and any applicable valuation allowance, changes in generally accepted accounting principles or related guidance or interpretations thereof, limitations imposed on net operating losses (if any) and changes in applicable tax law could result in increases or decreases in the Acquiring Fund’s NAV, which could be material. Furthermore, such changes would impact the Acquiring Fund’s shareholders in the period such changes are recorded, even though the shareholders at such time might not have held shares in the Acquiring Fund at the time the deferred tax liability, asset or valuation allowance had been established.

To the extent the Acquiring Fund has a deferred tax asset or if a portion of the deferred tax liability is offset by a tax asset resulting from net operating losses, consideration is given to whether or not a valuation allowance is required against the deferred tax asset amount. A valuation allowance is required if, based on the evaluation criterion provided by ASC 740, Income Taxes (ASC 740), it is more-likely-than-not that some portion or all of the deferred tax asset will not be realized. Among the factors considered in assessing the Acquiring Fund’s valuation allowance are: the nature, frequency and severity of current and cumulative losses, forecasts of future profitability, forecasts of future MLP distributions, the duration of the statutory carryforward periods and the associated risks that operating and capital loss carryforwards may expire unused. Based on the Acquiring Fund’s assessment, it has determined that in the future it is more likely than not that the fund will not generate the necessary appropriate character of income within the relevant carryforward periods to realize its deferred tax assets.

Purchase of Fund Shares

You may purchase shares of the Acquiring Fund by check, by wire transfer, via electronic funds transfer through the Automated Clearing House (“ACH”) network or through a bank or through one or more brokers authorized by the Acquiring Fund to receive purchase orders. Please use the appropriate account application when purchasing by mail or wire. If you have any questions or need further information about how to purchase shares of the Acquiring Fund, you may call a customer service representative of the Acquiring Fund toll-free at 1-855-244-4859. The Acquiring Fund reserves the right to reject any purchase order. For example, a purchase order may be refused if, in the Adviser’s opinion, it is so large that it would disrupt the management of the Acquiring Fund. Orders may also be rejected from persons believed by the Acquiring Fund to be “market timers.”

All checks must be in U.S. dollars drawn on a domestic financial institution. The Acquiring Fund will not accept payment in cash or money orders. To prevent check fraud, the Acquiring Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. The Acquiring Fund is unable to accept post-dated checks or any conditional order or payment.

To buy shares of the Acquiring Fund, complete an account application and send it together with your check for the amount you wish to invest in the Acquiring Fund to the address below. To make additional investments once you have opened your account, write your account number on the check and send it together with the most recent confirmation statement received from the Transfer Agent. If your payment is returned for any reason, your purchase will be canceled and a $25 fee will be assessed against your account by the Transfer Agent. You may also be responsible for any loss sustained by the Acquiring Fund.

In addition to cash purchases, Acquiring Fund shares may be purchased by tendering payment in-kind in the form of shares of stock, bonds or other securities. Any securities used to buy Acquiring Fund shares must be readily marketable, their acquisition consistent with the Acquiring Fund’s investment objective and otherwise acceptable to the Adviser and the Acquiring Board. For further information, you may call a customer service representative of the Acquiring Fund toll-free at 1-855-244-4859.

In compliance with the USA PATRIOT Act of 2001, please note that the Transfer Agent will verify certain information on your account application as part of the Trust’s Anti-Money Laundering Program. As requested on the account application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. Please contact the Transfer Agent at 1-855-244-4859 if you need additional assistance when completing your account application.

If the Transfer Agent does not have a reasonable belief of the identity of an investor, the account application will be rejected or the investor will not be allowed to perform a transaction on the account until such information is received. The Acquiring Fund may also reserve the right to close the account within five business days if clarifying information/documentation is not received.

Shares of the Acquiring Fund have not been registered for sale outside of the United States. The Adviser generally does not sell shares to investors residing outside of the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your State’s abandoned property laws.

Lost Shareholder. It is important that the Acquiring Fund maintain a correct address for each investor. An incorrect address may cause an investor’s account statements and other mailings to be returned to the Acquiring Fund. Based upon statutory requirements for returned mail, the Acquiring Fund will attempt to locate the investor or rightful owner of the account. If the Acquiring Fund is unable to locate the investor, then they will determine whether the investor’s account can legally be considered abandoned. The Acquiring Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The investor’s last known address of record determines which state has jurisdiction.

Purchasing Shares by Mail. Please complete the account application and mail it with your check, payable to the [Name of Acquiring Fund], to the Transfer Agent at the following address:

Brookfield Investment Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

You may not send an account application via overnight delivery to a United States Postal Service post office box. The Acquiring Fund does not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, a deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC’s post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent. If you wish to use an overnight delivery service, send your account application and check to the Transfer Agent at the following address:

Brookfield Investment Funds
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor
Milwaukee, Wisconsin 53202

Purchasing Shares by Telephone. If you accepted telephone transaction privileges (either by completing the required portion of your account application or by subsequent arrangement in writing with the Acquiring Fund), and your account has been open for 15 days, you may purchase additional shares by calling toll-free at 1-855-244-4859. You may not make your initial purchase of Acquiring Fund shares by telephone. Telephone orders will be accepted via electronic funds transfer from your pre-designated bank account through the ACH network. You must have banking information established on your account prior to making a telephone purchase. Only bank accounts held at domestic institutions that are ACH members may be used for telephone transactions. If your order is received prior to 4:00 p.m., Eastern Time, shares will be purchased at the applicable price next calculated. For security reasons, requests by telephone may be recorded. Once a telephone transaction has been placed, it cannot be cancelled or modified.

Purchasing Shares by Wire. If you are making your initial investment in the Acquiring Fund, before wiring funds, the Transfer Agent must have a completed account application. You can mail or overnight deliver your account application to the Transfer Agent at the above address. Upon receipt of your completed account application, the Transfer Agent will establish an account on your behalf. Once your account is established, you may instruct your bank to send the wire. Your bank must include the name of the Acquiring Fund, your name and your account number so that monies can be correctly applied. Your bank should transmit immediately available funds by wire to:

U.S. Bank National Association
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
ABA #075000022

Credit: U.S. Bancorp Fund Services, LLC
A/C#112-952-137
FFC: Brookfield Investment Funds
Shareholder Registration
Shareholder Account Number

If you are making a subsequent purchase, your bank should wire funds as indicated above. Before each wire purchase, you should be sure to notify the Transfer Agent. It is essential that your bank include complete information about your account in all wire transactions. If you have questions about how to invest by wire, you may call the Transfer Agent at 1-855-244-4859. Your bank may charge you a fee for sending a wire payment to the Acquiring Fund.

Wired funds must be received prior to 4:00 p.m. Eastern Time to be eligible for same day pricing. Neither the Acquiring Fund nor U.S. Bank N.A. are responsible for the consequences of delays resulting from the banking or federal Reserve wire system or from incomplete wiring instructions.

Automatic Investment Plan. Once your account has been opened with the initial minimum investment, you may make additional purchases of shares at regular intervals through the Automatic Investment Plan (“AIP”). The AIP provides a convenient method to have monies deducted from your bank account, for investment into the Acquiring Fund, on a monthly or quarterly basis. In order to participate in the AIP, each purchase must be in the amount of $100 or more, and your financial institution must be a member of the ACH network. If your bank rejects your payment, the Transfer Agent will charge a $25 fee to your account. To begin participating in the AIP, please complete the Automatic Investment Plan section on the account application or call the Transfer Agent at 1-855-244-4859 for additional information. Any request to change or terminate your AIP should be submitted to the Transfer Agent at least five calendar days prior to the automatic investment date.

Retirement Accounts. The Acquiring Fund offers prototype documents for a variety of retirement accounts for individuals and small businesses. Please call 1-855-244-4859 for information on:

•	Individual Retirement Plans, including Traditional IRAs and Roth IRAs.

•	Small Business Retirement Plans, including Simple IRAs and SEP IRAs.

There may be special distribution requirements for a retirement account, such as required distributions or mandatory Federal income tax withholdings. For more information, call the number listed above. You may be charged a $15 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account. Fees charged by institutions may vary.

Purchasing and Selling Shares through a Broker. You may buy and sell shares of the Acquiring Fund through certain brokers and financial intermediaries (and their agents) (collectively, “Brokers”) that have made arrangements with the Acquiring Fund to sell its shares. When you place your order with such a Broker, your order is treated as if you had placed it directly with the Transfer Agent, and you will pay or receive the next price calculated by the Acquiring Fund. The Broker holds your shares in an omnibus account in the Broker’s name, and the Broker maintains your individual ownership records. The Acquiring Fund or the Adviser may pay the Broker for maintaining these records as well as providing other shareholder services. The Broker may charge you a fee for handling your order. The Broker is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Acquiring Fund’s Prospectus.

Purchases In-Kind. You may, subject to the approval of the Acquiring Fund, purchase shares of the Acquiring Fund with securities that are eligible for purchase by the Acquiring Fund (consistent with the Acquiring Fund’s investment restrictions, policies, and objectives) and that have a value that is readily ascertainable in accordance with the Acquiring Fund’s valuation policies. To ascertain whether your securities will qualify to be accepted as a purchase in-kind for the Acquiring Fund, please contact the Transfer Agent at 1-855-244-4859. If accepted, the securities will be valued using the same criteria and methods for valuing securities to compute the Acquiring Fund’s net asset value.

Redemption of Fund Shares

You may sell (redeem) your Acquiring Fund shares on any day the Acquiring Fund and the NYSE are open for business either directly to the Acquiring Fund or through your financial intermediary.

In Writing. You may redeem your shares by simply sending a written request to the Transfer Agent. You should provide your account number and state whether you want all or some of your shares redeemed. The letter should be signed by all of the shareholders whose names appear on the account registration and include a signature guarantee(s), if necessary. You should send your redemption request to:

Regular Mail	Overnight Express Mail
Brookfield Investment Funds c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, Wisconsin 53201-0701	Brookfield Investment Funds o U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, Wisconsin 53202

NOTE: The Acquiring Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, a deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC’s post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent.

By Telephone. If you accepted telephone options on the account application, you may redeem all or some of your shares by calling the Transfer Agent at 1-855-244-4859 before the close of trading on the NYSE, which is normally 4:00 p.m., Eastern Time; however, the maximum amount that can be redeemed by telephone for Class A or C Shares is $50,000. There is no telephone redemption maximum for Class I Shares. Redemption proceeds can be sent by check to the address of record or via ACH to a previously established bank account. If you request, redemption proceeds will be wired on the next business day to the bank account you designated on the account application. The minimum amount that may be wired is $1,000. A wire fee of $15 will be deducted from your redemption proceeds for complete and share certain redemptions. In the case of a partial redemption, the fee will be deducted from the remaining account balance. Telephone redemptions cannot be made if you notified the Transfer Agent of a change of address within 15 calendar days before the redemption request. If you have a retirement account, you may not redeem your shares by telephone.

You may request telephone redemption privileges after your account is opened by calling the Transfer Agent at 1-855-244-4859 for instructions.

You may encounter higher than usual call wait times during periods of high market activity. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close. If you are unable to contact the Acquiring Fund by telephone, you may mail your redemption request in writing to the address noted above. Once a telephone transaction has been accepted, it may not be canceled or modified.

Shareholders with telephone transaction privileges established on their account may redeem Acquiring Fund shares by telephone. Upon receipt of any instructions or inquiries by telephone from the shareholder, the Acquiring Fund or its authorized agents may carry out the instructions and/or respond to the inquiry consistent with the shareholder’s previously established account service options. For joint accounts, instructions or inquiries from either party will be carried out without prior notice to the other account owners. In acting upon telephone instructions, the Acquiring Fund and its agents use procedures that are reasonably designed to ensure that such instructions are genuine. These include recording all telephone calls, requiring pertinent information about the account and sending written confirmation of each transaction to the registered owner.

USBFS will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If USBFS fails to employ reasonable procedures, the Acquiring Fund and USBFS may be liable for any losses due to unauthorized or fraudulent instructions. If these procedures are followed, however, to the extent permitted by applicable law, neither the Acquiring Fund nor its agents will be liable for any loss, liability, cost or expense arising out of any redemption request, including any fraudulent or unauthorized request. For additional information, contact USBFS.

Payment of Redemption Proceeds. Payment of your redemption proceeds will be made promptly, but not later than seven days after the receipt of your written request in good order. If you did not purchase your shares with a wire payment, the Acquiring Fund may delay payment of your redemption proceeds for up to 15 calendar days only for purchases by check.

Shareholders who have an IRA or other retirement plan must indicate on their written redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.

Under normal circumstances, the Acquiring Fund expects to meet redemption requests by using cash or by selling portfolio assets to generate cash. During periods of stressed market conditions, when a significant portion of the Acquiring Fund’s portfolio may be comprised of less-liquid investments, the Acquiring Fund may be more likely to limit cash redemptions and may determine to pay redemption proceeds by borrowing under a line of credit it has established with a lender, and/or transferring portfolio securities in-kind to you in lieu of cash.

Systematic Withdrawal Plan. As another convenience, you may redeem your shares through the Systematic Withdrawal Plan (“SWP”). Under the SWP, shareholders or their financial intermediaries may request that a payment drawn in a predetermined amount be sent to them on a monthly, quarterly or annual basis. In order to participate in the SWP, your account balance must be at least $5,000 and each withdrawal amount must be for a minimum of $100. If you elect this method of redemption, the Acquiring Fund will send a check directly to your address of record or will send the payment directly to your bank account via electronic funds transfer through the ACH network. For payment through the ACH network, your bank must be an ACH member and your bank account information must be previously established on your account. The SWP may be terminated at any time by the Acquiring Fund. You may also elect to terminate your participation in the SWP by communicating in writing or by telephone to the Transfer Agent no later than five days before the next scheduled withdrawal at the addresses shown above or at 1-855-244-4859.

A withdrawal under the SWP involves a redemption of shares and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may be depleted. To establish a SWP, an investor must complete the appropriate sections of the account application. For additional information on the SWP, please call the Transfer Agent at 1-855-244-4859.

Redemption “In-Kind”. The Acquiring Fund reserves the right to pay redemption proceeds to you in whole or in part by a distribution of securities from the Acquiring Fund’s portfolio (a “redemption in-kind”). It is not expected that the Acquiring Fund would do so except during unusual market conditions. If the Acquiring Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash and will bear any market risks associated with such securities until they are converted into cash. A redemption in-kind is a taxable event on which you may incur a gain or loss.

Signature Guarantees. Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program. A notary public is not an acceptable signature guarantor.

A signature guarantee, from either a Medallion program member or a non-Medallion program member, is required to redeem shares in the following situations:

•	When ownership is being changed on your account;

•	When redemption proceeds are payable or sent to any person, address or bank account not on record;

•	Written requests to wire redemption proceeds (if not previously authorized on the account);

•	If a change of address was received by the Transfer Agent within the last 15 calendar days; and

•	For all redemptions of Class A or C Shares in excess of $50,000 from any shareholder account.

Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.

In addition to the situations described above, the Acquiring Fund and/or the Transfer Agent may require a signature guarantee or signature validation program stamp in other instances based on the facts and circumstances.

Other Information about Redemptions. The Acquiring Fund may redeem the shares in your account if the value of your account is less than $500 as a result of redemptions you have made. This does not apply to retirement plan accounts. You will be notified that the value of your account is less than $500 before the Acquiring Fund makes an involuntary redemption. You will then have 30 days in which to make an additional investment to bring the value of your account to at least $500 before the Acquiring Fund takes any action.

Exchange of Shares

You can exchange shares of the Acquiring Fund you hold for shares in an identically registered account of the same class of any other Acquiring Fund in the Trust, based on their relative NAVs. Class C Shares will continue to age from the date of the original purchase of such shares and will assume the CDSC rate such shares had at the time of exchange.

In effecting an exchange:

•	you must meet the minimum investment requirements for the Acquiring Fund whose shares you wish to purchase through exchange;

•	you will realize a taxable gain or loss; and

•	you should be aware that brokers may charge a fee for handling an exchange for you.

You may exchange your shares directly through the Distributor, through the Transfer Agent, through a registered broker-dealer, or through your financial intermediary.

•	Exchange By Telephone. You may give exchange instructions by telephone by calling 1-855-244-4859.

•	Exchange By Mail. You may send a written request for exchanges to the following address:

Brookfield Investment Funds
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor
Milwaukee, Wisconsin 53202

Your letter should state your name, your account number, the dollar amount or number of shares you wish to exchange, the name and class of the Fund(s) whose shares you wish to exchange, and the name of the Fund(s) whose shares you wish to acquire.

The Acquiring Fund may modify or terminate the exchange privilege at any time. You will be given notice 60 days prior to any material change to the exchange privilege.

Your broker may charge you a processing fee for assisting you in purchasing or redeeming shares of the Acquiring Fund. This charge is set by your broker and does not benefit the Acquiring Fund or the Adviser in any way. It is in addition to the sales charges and other costs, if any, described in this Proxy Statement/Prospectus and must be disclosed to you by your broker.

Conversion of Shares Between Classes

Shareholders participating in or moving into certain advisory fee-based programs or similar programs (“Programs”) sponsored by certain financial intermediaries with whom the Acquiring Fund and/or its Distributor have entered into an agreement, or accounts held through a registered investment adviser, may exchange their existing Class A or Class C Shares for Class I Shares of the Acquiring Fund. Any account with an existing CDSC liability (Class C Shares held for less than 12 months) will assess the CDSC before converting to Class I Shares. In addition, shareholders may exchange Class I Shares held through a Program for Class A Shares without paying an initial sales charge if the shareholder is leaving or has left the Program and provided that the Class A Shares received in the exchange will be held at the financial intermediary that sponsored the Program. Shareholders should note that the Class A Shares of the Acquiring Fund are subject to a 12b-1 fee and have higher annual operating expenses than the Class I Shares of the Acquiring Fund. An exchange of shares for shares of a different class in the Acquiring Fund will generally not constitute a taxable transaction for federal income tax purposes. Shareholders should, however, consult with their tax adviser regarding the state and local tax consequences of this type of an exchange of shares. A conversion of shares between classes is exempt from the Acquiring Fund’s short-term trading policies described in this Proxy Statement/Prospectus.

Fund Mailings

Statements and reports that the Acquiring Fund sends to you include the following:

•	Confirmation statements (after every transaction that affects your account balance or your account registration);

•	Annual and Semi-Annual shareholder reports (every six months); and

•	Quarterly account statements.

Householding

In an effort to decrease costs, the Transfer Agent intends to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other regulatory documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-855-244-4859 to request individual copies of these documents. Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request. This householding policy does not apply to account statements.

Dividends and Distributions

The Acquiring Fund’s dividend distribution policy is intended to provide consistent monthly distributions to its shareholders at a variable rate on a quarterly basis. The distribution payments will be fixed each quarter to maintain a stable distribution rate for such quarter, after which the distribution rate will be adjusted on a quarterly basis at a rate that is approximately equal to the distribution rate the Acquiring Fund receives from the MLPs and other securities in which it invests, including income, if any, without offset for the expenses of the Acquiring Fund. The amount of the Acquiring Fund’s distributions is based on, among other considerations, cash and stock distributions the Acquiring Fund actually receives from portfolio investments, including returns of capital, and special cash payments, if any, received to offset distribution reductions resulting from MLP restructurings. The Acquiring Fund is not required to make such distributions and, consequently, the Acquiring Fund could decide, at its discretion, not to make such distributions or not to make distributions in the amount described above because of market or other conditions affecting or relevant to the Acquiring Fund.

Pursuant to its distribution policy, the Acquiring Fund may make distributions that are treated under the tax law as a return of capital. There is no guarantee that the Acquiring Fund will realize net income in any given year, or that the Acquiring Fund’s distribution rates will reflect in any period the Acquiring Fund’s net investment income. The Acquiring Fund will provide disclosures with each monthly distribution that estimate the percentages of the current and year-to-date distributions that represent dividends from earnings and profits and distributions (if any) constituting return of capital. At the end of the year, the Acquiring Fund may be required under applicable law to recharacterize distributions for the year among dividends from earnings and profits and return of capital (if any) for purposes of tax reporting to shareholders.

All distributions will be reinvested in Acquiring Fund shares unless you choose to receive distributions in cash. Distributions (other than any return of capital distributions) are taxable to you, whether received in cash or reinvested in additional shares, and reinvestment does not avoid or defer taxable income to you.

If you elect to receive distributions in cash and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Acquiring Fund reserves the right to reinvest the distribution check in your account, at the Acquiring Fund’s current NAV, and to reinvest all subsequent distributions. If you wish to change your distribution option, notify the Transfer Agent in writing or by telephone in advance of the payment date for the distribution.

Any distribution paid by the Acquiring Fund has the effect of reducing the NAV on the ex-dividend date by the amount of the distribution. You should note that a distribution paid on shares purchased shortly before that distribution was declared will be subject to income taxes even though the distribution represents, in substance, a partial return of capital to you.

Tools to Combat Frequent Transactions

The Acquiring Board has adopted policies and procedures to prevent frequent transactions in the Acquiring Fund. The Acquiring Fund discourages excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm the Acquiring Fund’s performance. The Acquiring Fund takes steps to reduce the frequency and effect of these activities in the Acquiring Fund. These steps include monitoring trading activity and using fair value pricing. Although these efforts (which are described in more detail below) are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity may occur. Further, while the Acquiring Fund makes efforts to identify and restrict frequent trading, the Acquiring Fund receives purchase and sale orders through financial intermediaries and cannot always know or detect frequent trading that may be facilitated by the use of intermediaries or the use of group or omnibus accounts by those intermediaries. The Acquiring Fund seeks to exercise its judgment in implementing these tools to the best of its abilities in a manner that the Acquiring Fund believes is consistent with shareholder interests.

Monitoring Trading Practices. The Acquiring Fund monitors selected trades in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, the Acquiring Fund believes that a shareholder has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder’s accounts. In making such judgments, the Acquiring Fund seeks to act in a manner that it believes is consistent with the best interests of shareholders. Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Acquiring Fund handles, there can be no assurance that the Acquiring Fund’s efforts will identify all trades or trading practices that may be considered abusive. In addition, the Acquiring Fund’s ability to monitor trades that are placed by individual shareholders within group or omnibus accounts maintained by financial intermediaries is limited because the Acquiring Fund does not have simultaneous access to the underlying shareholder account information.

In compliance with Rule 22c-2 of the 1940 Act the Acquiring Fund’s Distributor, on behalf of the Acquiring Fund, has entered into written agreements with each of the Acquiring Fund’s financial intermediaries, under which the intermediary must, upon request, provide the Acquiring Fund with certain shareholder and identity trading information so that the Acquiring Fund can enforce its market timing policies.

Fair Value Pricing. The Acquiring Fund employs fair value pricing selectively to ensure greater accuracy in its daily NAV and to prevent dilution by frequent traders or market timers who seek to take advantage of temporary market anomalies. The Acquiring Board has designated the Adviser as the valuation designee pursuant to Rule 2a-5 under the 1940 Act to perform fair value determination relating to any or all Acquiring Fund investments. The Acquiring Board oversees the Adviser in its role as the valuation designee in accordance with the requirements of Rule 2a-5 under the 1940 Act. When fair value pricing is employed, the value of the portfolio securities used to calculate the Acquiring Fund’s NAV may differ from quoted or official closing prices. Securities for which market prices are not readily available, cannot be reasonably determined in accordance with applicable procedures, or the Adviser’s Valuation Committee determines that the quotation or price for a portfolio security provided by a broker-dealer or an independent pricing service is inaccurate will be valued at a fair value determined by the Adviser’s Valuation Committee following the procedures adopted by the Adviser under the supervision of the Acquiring Board. The Adviser’s valuation policy establishes parameters for the sources, methodologies, and inputs the Adviser’s Valuation Committee uses in determining fair value. There can be no assurance that the Acquiring Fund will obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Acquiring Fund determines its NAV per share.

Fair value pricing may be applied to non-U.S. securities. The trading hours for most non-U.S. securities end prior to the close of the NYSE, the time that the Acquiring Fund’s NAV is calculated. The occurrence of certain events after the close of non-U.S. markets, but prior to the close of the NYSE (such as a significant surge or decline in the U.S. market) often will result in an adjustment to the trading prices of non-U.S. securities when non-U.S. markets open on the following business day. If such events occur, the Acquiring Fund may value non-U.S. securities at fair value, taking into account such events, when it calculates its NAV.

More detailed information regarding fair value pricing can be found under the heading titled, “Pricing of Fund Shares.”

Joint Notice of Privacy Policy

Brookfield Public Securities Group LLC (“PSG”), on its own behalf and on behalf of the funds managed by PSG and its affiliates, recognizes and appreciates the importance of respecting the privacy of our clients and shareholders. Our relationships are based on integrity and trust and we maintain high standards to safeguard your nonpublic personal information (“Personal Information”) at all times. This privacy policy (“Policy”) describes the types of Personal Information we collect about you, the steps we take to safeguard that information and the circumstances in which it may be disclosed.

If you hold shares of the Fund through a financial intermediary, such as a broker, investment adviser, bank or trust company, the privacy policy of your financial intermediary will also govern how your Personal Information will be shared with other parties.

What Information Do We Collect?

We collect the following Personal Information about you:

•	Information we receive from you in applications or other forms, correspondence or conversations, including but not limited to name, address, phone number, social security number, assets, income and date of birth.

•	Information about transactions with us, our affiliates, or others, including but not limited to account number, balance and payment history, parties to transactions, cost basis information, and other financial information.

•	Information we may receive from our due diligence, such as your creditworthiness and your credit history.

What Is Our Privacy Policy?

We may share your Personal Information with our affiliates in order to provide products or services to you or to support our business needs. We will not disclose your Personal Information to nonaffiliated third parties unless 1) we have received proper consent from you; 2) we are legally permitted to do so; or 3) we reasonably believe, in good faith, that we are legally required to do so. For example, we may disclose your Personal Information with the following in order to assist us with various aspects of conducting our business, to comply with laws or industry regulations, and/or to effect any transaction on your behalf:

•	Unaffiliated service providers (e.g., transfer agents, securities broker-dealers, administrators, investment advisers or other firms that assist us in maintaining and supporting financial products and services provided to you);

•	Government agencies, other regulatory bodies and law enforcement officials (e.g., for reporting suspicious transactions);

•	Other organizations, with your consent or as directed by you; and

•	Other organizations, as permitted or required by law (e.g., for fraud protection).

When we share your Personal Information, the information is made available for limited purposes and under controlled circumstances designed to protect your privacy. We require third parties to comply with our standards for security and confidentiality.

How Do We Protect Client Information?

We restrict access to your Personal Information to those persons who require such information to assist us with providing products or services to you. It is our practice to maintain and monitor physical, electronic, and procedural safeguards that comply with federal standards to guard client nonpublic personal information. We regularly train our employees on privacy and information security and on their obligations to protect client information.

Contact Information

For questions concerning our Privacy Policy, please contact our client services representative at 1-855-777-8001.

ADDITIONAL INFORMATION ABOUT THE TARGET FUND

This section provides certain additional information regarding the Target Fund. Effective upon the closing of the Reorganization, the strategies, policies, terms and arrangements of the Acquiring Fund described above under “Additional Information About The Acquiring Fund” will be continued by the Combined Fund.

General

The Target Fund is a non-diversified, closed-end management investment company registered under the 1940 Act. The Target Fund was formed under the laws of the State of Delaware on May 3, 2013, and commenced operations on September 26, 2013.

Investment Objectives and Policies

The Target Fund’s investment objective is to seek provide a high level of total return with an emphasis on distributions to shareholders. The “total return” sought by the Target Fund includes appreciation in the net asset value (“NAV”) of the Target Fund’s common shares and all distributions made by the Target Fund to its common shareholders, regardless of the tax characterization of such distributions, including distributions paid out of the distributions received by the Target Fund from its portfolio investments, but characterized as return of capital for U.S. federal income tax purposes as a result of the tax characterization of the distributions received by the Target Fund from the MLPs in which the Target Fund invests.

The Target Fund seeks to achieve its investment objective by investing primarily in a portfolio of master limited partnerships (“MLPs”) and energy infrastructure companies. Under normal market conditions, the Target Fund will invest at least 80% of its Managed Assets (as defined in this Proxy Statement/Prospectus) in securities of MLPs and energy infrastructure companies.

Entities commonly referred to as master limited partnerships or MLPs are generally organized under state law as limited partnerships or limited liability companies and treated as partnerships for U.S. federal income tax purposes. The Target Fund considers investments in MLPs to include investments that offer economic exposure to public and private MLPs in the form of equity securities of MLPs, securities of entities holding primarily general or limited partner or managing member interests in MLPs, securities that represent indirect investments in MLPs, including I-Shares (which represent an ownership interest issued by an affiliated party of a MLP) and debt securities of MLPs.

The Target Fund considers a company to be an “infrastructure company” if (i) at least 50% of its assets, income, sales or profits are committed to or derived from the development, construction, distribution, management, ownership, operation or financing of infrastructure assets; or (ii) a third party classification has given the company an industry or sector classification consistent with the infrastructure company designation. Infrastructure assets consist of those assets which provide the underlying foundation of basic services, facilities and institutions, including the production, processing, storage, transportation, manufacturing, servicing and distribution of oil and gas, petrochemicals and other energy resources, physical structures, networks, systems of transportation and water and sewage. The Target Fund considers an infrastructure company to be an “energy infrastructure company” if it (i) owns or operates, or is involved in the development, construction, distribution, management, ownership, operation or financing of, infrastructure assets within the energy sector, or (ii) provides material products or services to companies operating in the energy sector.

The Target Fund currently expects that under normal market conditions a significant portion of its investments will be in “midstream” MLPs. Midstream MLPs are engaged in the treating, gathering, compression, processing, transportation, transmission, fractionation, storage and terminalling of natural gas, natural gas liquids (including propane, ethane, butane and natural gasoline), crude oil, refined petroleum products (including gasoline, diesel fuel and jet fuel), other hydrocarbon by-products and other energy resources and their byproducts in a form that is usable by wholesale power generation, utility, petrochemical, industrial and gasoline customers, including pipelines, gas processing plants, liquefied natural gas facilities and other energy infrastructure.

The Target Fund may invest up to 20% of its Managed Assets in unregistered or restricted securities, including securities issued by private energy infrastructure companies. At any given time the Target Fund anticipates making investments in a limited number of carefully selected private company investments that the Target Fund may need to hold for several years. The Target Fund may invest in equity securities or debt securities, including debt securities issued with warrants to purchase equity securities or that are convertible into equity securities, of private companies. The Target Fund’s private company investments may include investments in entities formed to own and operate particular energy infrastructure assets. The Target Fund may enter into private company investments identified by the Adviser or may co-invest in private company investment opportunities owned or identified by other third party investors, such as private equity firms. However, the Target Fund will not invest in private equity funds or other privately offered pooled investment funds.

The Target Fund may invest up to 10% of its Managed Assets in securities of issuers located outside of North America.

The Target Fund invests primarily in equity securities, but may invest up to 10% of its Managed Assets in debt securities, including debt securities rated below investment grade (that is, rated Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”), BB or lower by Standard & Poor’s Ratings Group (“S&P”) or comparably rated by another statistical rating organization) or, if unrated, determined by the Adviser to be of comparable credit quality. Below investment grade securities, which are commonly referred to as “high yield” securities or “junk bonds” are considered predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due. Investments in debt securities of MLPs or energy infrastructure companies are included for purposes of the Target Fund’s policy of investing at least 80% of its Managed Assets in securities of MLPs and energy infrastructure companies (the “80% Policy”).

Investment Process. The Adviser combines energy sector operational expertise with financial market expertise to identify investments in securities of MLPs and energy infrastructure companies. The Adviser seeks to draw upon its unique experience to conduct thorough due diligence from an owner-operator perspective, utilizing its extensive network of relationships to identify both public and private MLP and energy infrastructure company investment opportunities. The Adviser’s due diligence process includes financial and valuation analysis centered on quantitative factors including cash flow, yield and relative valuation to establish a valuation target. Next the Adviser evaluates asset quality, considering factors such as contract structure, operating risk, competitive environment and growth potential. The Adviser also assesses management quality drawing on its previous experience with many of the management teams to evaluate their financial discipline, level of general partner support, operational expertise and strength of their business plan and their ability to execute it. Included in the diligence process is also an assessment of trading dynamics, including liquidity, identity and concentration of large holders, equity overhang and float.

The Adviser intends to construct the Target Fund’s portfolio utilizing a three-pronged approach.

The Adviser targets a “core” portfolio in which it seeks to own the highest quality midstream MLPs. Core investments possess the most durable long term cash flows in order to seek to maximize risk-adjusted total returns to shareholders with an emphasis on cash distributions. Generally, the Target Fund anticipates making core investments in MLPs and energy infrastructure companies that have (i) traditional fee-based businesses, (ii) high barriers to entry, (iii) low direct commodity price exposure and (iv) low demand elasticity or the potential for demand destruction. Examples include interstate pipelines, intrastate pipelines with long-term contracts and diversified revenue streams, and crude and gas storage and terminal facilities.

In addition to this “core” portfolio, the Target Fund may invest a portion of its portfolio in shorter-term investments. These opportunistic transactions may be based on the Adviser’s view of factors including, but not limited to, market dislocations, projected trading demand imbalances, short-term market catalysts, commodity price volatility and interest rates and credit spreads along with other issuer-specific developments.

Finally, the Target Fund may allocate up to 20% of its portfolio to private investment opportunities. At any given time the Target Fund anticipates making investments in a limited number of carefully selected private investments that the Target Fund may need to hold for several years. The Adviser believes it is uniquely positioned to analyze private investment opportunities sourced directly or co-investment opportunities made available to the Adviser by private equity firms or other sources. The breadth of Adviser personnel’s mergers and acquisitions background provides for a network of deep relationships with investment banking groups, management teams, private equity firms and significant shareholders seeking liquidity. The Target Fund’s private investments may include investments in entities formed to own and operate particular energy infrastructure assets, but will not include interests in private investment funds. Many of the private investment opportunities are centered around assets or companies which may not have a great deal of publicly available information. The experience of the Adviser’s senior professionals in owning and operating midstream and energy infrastructure assets gives it the unique ability to assess the operating environment of private investment opportunities including, but not limited to, competitive environment, contract structure and operating risk.

Master Limited Partnerships or MLPs. Entities commonly referred to as MLPs are generally organized under state law as limited partnerships or limited liability companies and treated as partnerships for U.S. federal income tax purposes. The securities issued by many MLPs are listed and traded on a securities exchange. If publicly traded, to be treated as a partnership for U.S. federal income tax purposes, the MLP must receive at least 90% of its income from qualifying sources as set forth in the Code. These qualifying sources include interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, gain from the sale or disposition of a capital asset held for the production of income described in the foregoing, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, mining, processing, refining, marketing and transportation (including pipelines), of oil and gas, minerals, geothermal energy, fertilizer, timber or carbon dioxide.

MLPs typically have two classes of interests—general partner interests and limited partner interests. The general partner typically controls the operations and management of the MLP through an equity interest in the MLP. Limited partners own the remainder of the MLP and have a limited role in the MLP’s operations and management.

MLPs currently operate primarily within the energy sector. The Target Fund currently expects that under normal market conditions a significant portion of its investments will be in “midstream” MLPs. Pipeline MLPs are common carrier transporters of natural gas, natural gas liquids, crude oil or refined petroleum products. Pipeline MLPs derive revenue from capacity and transportation fees. Historically, pipeline output has been less exposed to cyclical economic forces due to its low cost structure and government-regulated nature. In addition, many pipeline MLPs may have less direct commodity price exposure relative to energy companies that own the relevant commodities because they do not own the product being shipped, but pipeline MLPs may nonetheless be indirectly impacted by fluctuations in commodity prices. Processing MLPs are gatherers and processors of natural gas as well as providers of transportation, fractionation and storage of natural gas liquids. Processing MLPs derive revenue from providing services to natural gas producers, which require treatment or processing before their natural gas commodity can be marketed to utilities and other end user markets. Revenue for the processor is fee based, although it is not uncommon to have some participation in the prices of the natural gas and natural gas liquids commodities for a portion of revenue. Midstream MLPs may also operate ancillary businesses including the marketing of the products and logistical services.

Other MLPs in which the Target Fund may invest may be classified as upstream MLPs, downstream MLPs, services MLPs, propane MLPs, coal MLPs, marine transportation MLPs or natural resources MLPs.

Upstream MLPs are businesses engaged in the exploration, extraction, production and acquisition of natural gas, natural gas liquids and crude oil from geological reservoirs. An upstream MLP’s cash flow and distributions are driven by the amount of oil, natural gas, natural gas liquids and crude oil produced and the demand for and price of such commodities.

Downstream MLPs are businesses engaged in refining, marketing and other “end-customer” distribution activities relating to refined energy sources, such as: customer-ready natural gas, propane and gasoline; the production and manufacturing of petrochemicals including olefins, polyolefins, ethylene and similar co-products as well as intermediates and derivatives; and the generation, transmission and distribution of power and electricity.

Services MLPs are engaged in the provision of services to energy-related businesses, such as oilfield services companies, which provide services to the petroleum exploration and production industry but do not produce or distribute petroleum themselves, gas compression companies and producers and providers of sand used in hydraulic fracturing.

Propane MLPs are engaged in the distribution of propane to homeowners for space and water heating and to commercial, industrial and agricultural customers.

Coal MLPs are engaged in the owning, leasing, managing, and production and sale of various grades of steam and metallurgical coal. The primary use of steam coal is for electrical generation, as a fuel for steam-powered generators by electrical utilities. The primary use of metallurgical coal is in the production of steel.

Marine transportation MLPs provide transportation and distribution services for energy-related products through the ownership and operation of several types of vessels, such as crude oil tankers, refined product tankers, liquefied natural gas tankers, tank barges and tugboats.

Natural resources MLPs include MLPs principally engaged in owning or developing non-energy natural resources, including timber and minerals.

Energy Infrastructure Companies. The Target Fund considers a company to be an “infrastructure company” if (i) at least 50% of its assets, income, sales or profits are committed to or derived from the development, construction, distribution, management, ownership, operation or financing of infrastructure assets; or (ii) a third party classification has given the company an industry or sector classification consistent with the infrastructure company designation. Infrastructure assets consist of those assets which provide the underlying foundation of basic services, facilities and institutions, including the production, processing, storage, transportation, manufacturing, servicing and distribution of oil and gas, petrochemicals and other energy resources, physical structures, networks, systems of transportation and water and sewage. The Target Fund considers an infrastructure company to be an “energy infrastructure company” if it (i) owns or operates, or is involved in the development, construction, distribution, management, ownership, operation or financing of, infrastructure assets within the energy sector, or (ii) provides material products or services to companies operating in the energy sector.

Energy infrastructure companies in which the Target Fund will invest may include companies involved in (i) exploration, development, production, gathering, treating, transportation, processing, fractionation, storage, refining, distribution, mining or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products, petrochemicals, plastics and other hydrocarbon products, coal or other natural resources used to produce energy sources; (ii) provision of services and logistics with respect to the foregoing activities; and/or (iii) generation, transmission, sale or distribution of electric energy.

Short Sales. The Target Fund may engage in short sales. A short sale is a transaction in which the Target Fund sells a security it does not own in anticipation that the market price of that security will decline. To the extent the Target Fund engages in short sales, the Target Fund will not make a short sale, if, after giving effect to such sale, the market value of all securities sold short exceeds 20% of the value of its Managed Assets. The Target Fund may also make short sales “against the box” without respect to such limitations. In this type of short sale, at the time of the sale, the Target Fund owns, or has the immediate and unconditional right to acquire at no additional cost, the identical security. If the price of the security sold short increases between the time of the short sale and the time the Target Fund replaces the borrowed security, the Target Fund will incur a loss; conversely, if the price declines, the Target Fund will realize a capital gain. Any gain will be decreased, and any loss will be increased, by the transaction costs incurred by the Target Fund, including the costs associated with providing collateral to the broker-dealer (usually cash and liquid securities) and the maintenance of collateral with its custodian. Although the Target Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited. The Target Fund may engage in short sales in connection with paired long-short trades to arbitrage pricing disparities in securities issued by MLPs and energy infrastructure companies or between MLPs and energy infrastructure companies and their affiliates.

Financial Leverage. The Target Fund currently intends to seek to enhance the level of its current distributions by utilizing financial leverage through borrowing, including loans from financial institutions, or the issuance of commercial paper or other forms of debt (“Borrowings”), through the issuance of senior securities such as preferred shares (“Preferred Shares”), through reverse repurchase agreements, dollar rolls or similar transactions or through a combination of the foregoing (collectively “Financial Leverage”). The Target Fund may utilize Financial Leverage up to the limits imposed by the 1940 Act. Under the 1940 Act, the Target Fund may utilize Financial Leverage in the form of Borrowings in an aggregate amount up to 33 1/3% of the Target Fund’s total assets immediately after such Borrowing and may utilize Financial Leverage in the form of Preferred Shares in an aggregate amount of up to 50% of the Target Fund’s total assets immediately after such issuance. Under current market conditions, the Target Fund intends to utilize Financial Leverage through Borrowings from certain financial institutions and through the issuance of Preferred Shares in an amount ranging from 25% to 33% of the Target Fund’s Managed Assets, including the proceeds of such Financial Leverage. The Target Fund may also utilize Borrowings in excess of such limits for temporary purposes such as the settlement of transactions.

The Target Fund has established a revolving credit agreement (the “Credit Agreement”) with BNP Paribas Prime Brokerage International, Ltd. (“BNPP”) for investment purposes subject to the limitations of the 1940 Act for borrowings by registered investment companies. Effective June 1, 2022, the Target Fund pays interest in the amount of 1.05% plus the Overnight Bank Funding Rate on the amount outstanding. Prior to June 1, 2022, the Target Fund paid interest in the amount of 0.95% plus the 1-month London Interbank Offered Rate on the amount outstanding. As of September 30, 2022, the Target Fund had outstanding borrowings of $21,500,000. During the fiscal year ended September 30, 2022, the Target Fund had an outstanding average daily loan balance of $21,040,000 at a weighted average borrowing cost of 1.87%. The maximum amount outstanding during the fiscal year was $22,600,000 and the interest expense amounted to $393,499. As of September 30, 2022, the total value of the collateral was $47,994,790.

So long as the net rate of return on the Target Fund’s investments purchased with the proceeds of Financial Leverage exceeds the cost of such Financial Leverage, such excess amounts will be available to pay higher distributions to holders of the Target Fund’s common shares. Any use of Financial Leverage must be approved by the Target Board. There can be no assurance that a leveraging strategy will be implemented or that it will be successful during any period during which it is employed. During the time in which the Target Fund is utilizing Financial Leverage, the amount of the fees paid to the Adviser for investment advisory services will be higher than if the Target Fund did not utilize Financial Leverage because the fees paid will be calculated based on the Target Fund’s Managed Assets, which may create a conflict of interest between the Adviser and common shareholders. Because the Financial Leverage costs are borne by the Target Fund at a specified rate, only the Target Fund’s common shareholders will bear the cost associated with Financial Leverage. Borrowings (and any Preferred Shares) have seniority over common shares.

In connection with the Target Fund’s use of Financial Leverage, the Target Fund may enter into interest rate swap or cap transactions. The Target Fund would use interest rate swaps or caps to seek to reduce or eliminate the risk that an increase in short-term interest rates could have on common share net earnings as a result of leverage.

Other Policies and Strategies

Derivatives Transactions. The Target Fund may, but is not required to, use various derivatives transactions in order to earn income or enhance total return, facilitate portfolio management and mitigate risks. Generally, a derivative is a financial contract the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to individual debt or equity instruments, interest rates, currencies or currency exchange rates, commodities, related indexes, and other assets. The use of derivatives transactions to earn income or enhance total return may be particularly speculative. In the course of pursuing these investment strategies, the Target Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and debt indices and other instruments, purchase and sell futures contracts and options thereon, and enter into various transactions such as swaps, caps, floors or collars. In addition, derivative transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur.

Other Investment Funds. The Target Fund may invest up to 20% of its Managed Assets in securities of other investment funds, including registered closed-end or open-end investment companies, including exchange-traded funds. The Adviser generally expects that it may invest in other investment funds either during periods when it has large amounts of uninvested cash, such as the period shortly after the Target Fund receives the proceeds from an offering of common shares or during periods when there is a shortage of attractive securities available in the market. To the extent that the Target Fund invests in other investment companies that invest primarily in MLPs or energy infrastructure companies, the value of such investments will be counted for purposes of the Target Fund’s 80% Policy.

When Issued, Delayed Delivery Securities and Forward Commitments. The Target Fund may enter into forward commitments for the purchase or sale of securities, including on a “when issued” or “delayed delivery” basis, in excess of customary settlement periods for the type of security involved. The Target Fund will segregate with its custodian cash or liquid securities in an aggregate amount at least equal to the amount of its outstanding forward commitments.

Repurchase Agreements. The Target Fund may enter into repurchase agreements. Repurchase agreements may be seen as loans by the Target Fund collateralized by underlying debt securities. Under the terms of a typical repurchase agreement, the Target Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Target Fund to resell, the obligation at an agreed price and time.

Reverse Repurchase Agreements. The Target Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement, the Target Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Target Fund agrees to repurchase the instrument at an agreed upon time (normally within seven days) and price, which reflects an interest payment. Such agreements will be treated as subject to investment restrictions regarding “borrowings.”

Loans of Portfolio Securities. To increase income, the Target Fund may lend its portfolio securities to securities broker-dealers or financial institutions if (i) the loan is collateralized in accordance with applicable regulatory requirements and (ii) no loan will cause the value of all loaned securities to exceed 33% of the value of the Target Fund’s Managed Assets.

Temporary Defensive Investments. At any time when a temporary defensive posture is believed by the Adviser to be warranted (a “temporary defensive period”), the Target Fund may, without limitation, hold cash or invest its assets in money market instruments and repurchase agreements in respect of those instruments. The Target Fund may not achieve its investment objective during a temporary defensive period or be able to sustain its historical distribution levels.

Investment Risks

The Target Fund may be subject to certain risks associated with its investments and investment strategies, including:

Not a Complete Investment Program. An investment in the common shares of the Target Fund should not be considered a complete investment program. The Target Fund is not meant to provide a vehicle for those who wish to exploit short-term swings in the stock market and is intended for long-term investors. Each common shareholder should take into account the Target Fund’s investment objective as well as the common shareholder’s other investments when considering an investment in the Target Fund.

Investment and Market Risk. An investment in the Target Fund is subject to investment risk, particularly under current economic, financial, labor and health conditions, including the possible loss of the entire principal amount that you invest. An investment in the common shares of the Target Fund represents an indirect investment in the securities owned by the Target Fund. The value of, or income generated by, the investments held by the Target Fund are subject to the possibility of rapid and unpredictable fluctuation. These movements may result from factors affecting individual companies, or from broader influences, including real or perceived changes in prevailing interest rates, changes in inflation or expectations about inflation, investor confidence or economic, political, social or financial market conditions (such as the current contentious political climate in the United States following the presidential election), environmental disasters, governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and other similar events, that each of which may be temporary or last for extended periods of time.

Different sectors, industries and security types may react differently to such developments and, when the market performs well, there is no assurance that the Target Fund’s investments will increase in value along with the broader markets. Volatility of financial markets, including potentially extreme volatility caused by the events described above, can expose the Target Fund to greater market risk than normal, possibly resulting in greatly reduced liquidity. Moreover, changing economic, political, social or financial market conditions in one country or geographic region could adversely affect the value, yield and return of the investments held by the Target Fund in a different country or geographic region because of the increasingly interconnected global economies and financial markets. The Adviser potentially could be prevented from considering, managing and executing investment decisions at an advantageous time or price or at all as a result of any domestic or global market or other disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity, such as the current conditions, which have also resulted in impediments to the normal functioning of workforces, including personnel and systems of the Target Fund’s service providers and market intermediaries.

The value of the securities owned by the Target Fund will affect the value of the common shares. At any point in time, your common shares may be worth less than your original investment, including the reinvestment of Target Fund dividends and distributions.

Management Risk. The Target Fund is subject to management risk because it has an actively managed portfolio. The Adviser will apply investment techniques and risk analyses in making investment decisions for the Target Fund, but there can be no guarantee that these will produce the desired results.

Risks of Investing in MLP Units. An investment in MLP units involves additional risks from a similar investment in equity securities, such as common stock, of a corporation. As compared to common shareholders of a corporation, holders of MLP units generally have more limited control and limited rights to vote on matters affecting the partnership. Holders of units issued by an MLP are exposed to a remote possibility of liability for all of the obligations of that MLP in the event that a court determines that the rights of the holders of MLP units to vote to remove or replace the general partner of that MLP, to approve amendments to that MLP’s partnership agreement, or to take other action under the partnership agreement of that MLP would constitute “control” of the business of that MLP, or a court or governmental agency determines that the MLP is conducting business in a state without complying with the partnership statute of that state. Holders of MLP units are also exposed to the risk that they will be required to repay amounts to the MLP that are wrongfully distributed to them. Additional risks include cash flow risk, tax risk, risk associated with a potential conflict of interest between unit holders and the MLP’s general partner, and capital markets risk.

MLPs generally are organized by the owners of an existing business who determine that use of an MLP structure will allow the operations of the business to be conducted in a tax-efficient manner. As these owners may retain other businesses that are not transferred to the MLP, conflicts of interest may arise between the MLP and the other businesses retained by its sponsor. Business opportunities that arise that are desirable for both the MLP and the retained businesses, for example, may cause significant conflicts of interest. It is impossible to predict whether these conflicts will be resolved to the detriment of the limited partners of the MLP.

In addition, the use of capital to seek to increase incentive distribution payments to the general partner may conflict with the interests of limited partners. Generally, incentive distribution payments involve the general partner receiving an increasing progressive share of MLP distributions. Although limited partners will receive an increased total distribution if the general partner achieves its incentive benchmarks, the percentage of the increased distribution received by the limited partners generally decreases at each benchmark level. As a result, any increased risk associated with the management of the MLP for the purpose of increasing distributions may not correspond with the incremental benefit received by the limited partners.

Tax Risks. The Target Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes and, as a result, unlike most investment companies, is subject to corporate income tax to the extent the Target Fund recognizes taxable income. As a result of the unique characteristics of MLP investments, the Target Fund will be subject to certain tax-related risks.

MLP Tax Risk. The Target Fund’s ability to meet its investment objective will depend largely on the amount of the distributions it receives (in relation to the taxable income it recognizes) with respect to its investments in the MLPs, which is something over which the Target Fund will have no control. Much of the benefit the Target Fund derives from its investment in equity securities of MLPs is a result of MLPs generally being treated as partnerships for U.S. federal income tax purposes. Partnerships generally do not pay U.S. federal income tax at the partnership level. Rather, each partner of a partnership, in computing its U.S. federal income tax liability, will include its allocable share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law, or a change in the business of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP and generally causing such distributions received by the Target Fund to be taxed as dividend income. Thus, if any of the MLPs owned by the Target Fund were treated as corporations for U.S. federal income tax purposes, the after-tax return to the Target Fund with respect to its investment in such MLPs would be materially reduced, which could cause a substantial decline in the value of the common shares.

In addition, the U.S. tax code and regulations generally require that taxes, penalties, and interest associated with an audit of a partnership be assessed and collected at the partnership level. Accordingly, even if an MLP in which we invest were to remain classified as a partnership, it could be required to pay additional taxes, interest and penalties as a result of an audit adjustment, and we, as a direct or indirect partner of such MLP, could be required to bear the economic burden of those taxes, interest and penalties (even if the Target Fund was not a direct or indirect partner of such MLP during the period corresponding to the audit adjustment), which would reduce the value of the common shares.

Deferred Tax Risks of MLP Investments. To the extent that the Target Fund invests in the equity securities of an MLP, the Target Fund will be a partner in such MLP. Accordingly, the Target Fund will be required to include in its taxable income the Target Fund’s allocable share of the income, gains, losses, deductions and expenses recognized by each such MLP, regardless of whether the MLP distributes cash to the Target Fund. Historically, MLPs have been able to offset a significant portion of their income with tax deductions. The portion, if any, of a distribution received by the Target Fund from an MLP that is offset by the MLP’s tax deductions is essentially treated as tax-deferred return of capital. However, any such deferred tax will be reflected by a reduction in the Target Fund’s adjusted basis in the equity securities of the MLP, which will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the Target Fund for tax purposes on the sale of any such equity securities. In addition, the Target Fund will incur a current income tax liability on the portion of its allocable share of an MLP’s income that is not offset by its allocable share of tax deductions. The percentage of an MLP’s income that is offset by the MLP’s tax deductions will fluctuate over time. For example, new acquisitions by MLPs generate accelerated depreciation and other tax deductions, and therefore a decline in acquisition activity by the MLPs owned by the Target Fund could increase the Target Fund’s current tax liability. If the percentage of the distributions received by the Target Fund that is offset by tax deductions declines, the portion of the distributions paid by the Target Fund that is treated as tax-deferred return of capital and/or capital gain, as the case may be, would be reduced and the portion treated as taxable dividend income would be increased. In addition, if the Target Fund’s portfolio turnover increases, the Target Fund may realize more gains on the disposition of portfolio investments, increasing the Target Fund’s earnings and profits and decreasing the portion of the Target Fund’s distributions characterized as tax-deferred return of capital. This generally would result in lower after-tax distributions to shareholders.

Unlike MLPs, which are generally treated as partnerships for U.S. federal income tax purposes, non-MLP energy infrastructure companies in which the Target Fund invests are generally taxed as corporations. Such companies thus pay corporate-level taxes on their net taxable income and may not offer certain other advantageous tax characteristics of MLP investments.

For example, a significant portion of the distributions received by the Target Fund from the MLPs in which it invests have historically consisted of return of capital for U.S. federal income tax purposes. To the extent that the Target Fund increases its investments in non-MLP energy infrastructure companies, a greater portion of the distributions the Target Fund receives may consist of taxable income, which may result in the Target Fund having a larger corporate income tax expense, which may result in less cash available to distribute to common shareholders.

In addition, as a result of the character of the distributions received by the Target Fund from the MLPs in which it invests, historically a significant portion of the distributions made by the Target Fund to the holders of its common shares have consisted of return of capital for U.S. federal income tax purposes. To the extent that the Target Fund increases its investments in non-MLP energy infrastructure companies, a lesser percentage of future distributions by the Target Fund to holders of its common shares may be treated as a return of capital for U.S. federal income tax purposes and a greater percentage of future distributions may be treated as dividend payments taxable as ordinary income or qualified dividend income to Target Fund shareholders.

Because the Target Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes, the Target Fund will incur tax expenses. In calculating the Target Fund’s net asset value in accordance with generally accepted accounting principles, the Target Fund will, among other things, account for its deferred tax liability and/or asset balances.

The Target Fund will accrue a deferred income tax liability balance, at the currently effective statutory U.S. federal income tax rate plus an estimated state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Target Fund on equity securities of MLPs considered to be return of capital and for any net operating gains. Any deferred tax liability balance will reduce the Target Fund’s net asset value. The portion, if any, of a distribution on an MLP equity security received by the Target Fund that is offset by the MLP’s tax deductions or losses will be treated as a return of capital. However, those distributions will reduce the Target Fund’s adjusted tax basis in the equity securities of the MLP, which will result in an increase in the amount of income or gain (or a decrease in the amount of loss) that will be recognized on the sale of the equity security in the MLP by the Target Fund. Upon the Target Fund’s sale of a portfolio security, the Target Fund will be liable for previously deferred taxes. No assurance can be given that such taxes will not exceed the Target Fund’s deferred tax liability assumptions for purposes of computing the Target Fund’s net asset value per share, which would result in an immediate reduction of the Target Fund’s net asset value per share, which could be material.

The Target Fund will accrue a deferred tax asset balance which reflects an estimate of the Target Fund’s future tax benefit associated with net operating losses and unrealized losses. Any deferred tax asset balance will increase the Target Fund’s net asset value. A deferred tax asset may be used to reduce a subsequent period’s income tax expense, subject to certain limitations. To the extent the Target Fund has a deferred tax asset balance, the Target Fund will assess whether a valuation allowance, which would offset some or all of the value of the Target Fund’s deferred tax asset balance, is required, considering all positive and negative evidence related to the realization of the Target Fund’s deferred tax asset. The Target Fund will assess whether a valuation allowance is required to offset some or all of any deferred tax asset balance based on estimates of the Target Fund in connection with the calculation of the Target Fund’s net asset value per share; however, to the extent the final valuation allowance differs from the estimates of the Target Fund used in calculating the Target Fund’s net asset value, the application of such final valuation allowance could have a material impact on the Target Fund’s net asset value.

The Target Fund’s deferred tax liability and/or asset balances are estimated using estimates of effective tax rates expected to apply to taxable income in the years such balances are realized. The Target Fund will rely to some extent on information provided by MLPs regarding the tax characterization of the distributions made by such MLPs, which may not be provided to the Target Fund on a timely basis, to estimate the Target Fund’s deferred tax liability and/or asset balances for purposes of financial statement reporting and determining its net asset value. The Target Fund’s estimates regarding its deferred tax liability and/or asset balances will be made in good faith; however, the estimate of the Target Fund’s deferred tax liability and/or asset balances used to calculate the Target Fund’s net asset value could vary dramatically from the Target Fund’s actual tax liability, and, as a result, the determination of the Target Fund’s actual tax liability may have a material impact on the Target Fund’s net asset value. From time to time, the Target Fund may modify its estimates or assumptions regarding its deferred tax liability and/or asset balances as new information becomes available. Modifications of the Target Fund’s estimates or assumptions regarding its deferred tax liability and/or asset balances and any applicable valuation allowance, changes in generally accepted accounting principles or related guidance or interpretations thereof, limitations imposed on net operating losses (if any) and changes in applicable tax law could result in increases or decreases in the Target Fund’s net asset value per share, which could be material.

Tax Law Change Risk. Changes in the tax laws, or interpretations thereof, could adversely affect the Target Fund, the MLPs in which the Target Fund invests and/or the Target Fund’s shareholders. For example, if as a result of a change in the tax laws, MLPs are required to be treated as corporations rather than partnerships for tax purposes, MLPs would be subject to entity level tax at corporate tax rates and any distributions received by the Target Fund from an MLP would be treated as dividend income to the extent it was attributable to the MLP’s current or accumulated earnings and profits. Such treatment would negatively impact the amount and tax characterization of distributions received by the Target Fund and its shareholders.

Tax Reporting Risk. Shareholders in the Target Fund will receive a single Form 1099 from the Target Fund annually, while the Target Fund will receive Schedules K-1 from each MLP in which they are invested. However, the MLPs in which the Target Fund invests generally will not deliver their Schedule K-1s to the Target Fund until after the Target Fund must deliver Forms 1099 to its shareholders. If the Schedule K-1s received by the Target Fund show that the Target Fund’s estimates regarding its income attributable to such MLPs were incorrect, the Target Fund may have to send corrected Form 1099s to its shareholders, which may result in a shareholder being required to request an extension to file its tax return or to amend a previously filed tax return.

Affiliated Party Risk. Certain MLPs and energy infrastructure companies in which the Target Fund may invest depend upon their parent or sponsor entities for the majority of their revenues. Were their parent or sponsor entities to fail to make such payments or satisfy their obligations, the revenues and cash flows of such entities and ability of such entities to make distributions to unit holders, such as the Target Fund, would be adversely affected.

Equity Securities Risk. A substantial percentage of the Target Fund’s assets will be invested in equity securities, including MLP common units, MLP subordinated units, MLP preferred units, equity securities of MLP affiliates, including I-Shares, and common stocks and other equity securities of energy infrastructure companies. Equity risk is the risk that MLP units or other equity securities held by the Target Fund will fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Target Fund participate, changes in interest rates, and the particular circumstances and performance of particular companies whose securities the Target Fund holds. The price of an equity security of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the equity securities held by the Target Fund. In addition, MLP units or other equity securities held by the Target Fund may decline in price if the issuer fails to make anticipated distributions or dividend payments because, among other reasons, the issuer experiences a decline in its financial condition.

MLP subordinated units typically are convertible to MLP common units at a one-to-one ratio. The price of MLP subordinated units is typically tied to the price of the corresponding MLP common unit, less a discount. The size of the discount depends upon a variety of factors, including the likelihood of conversion, the length of time remaining until conversion and the size of the block of subordinated units being purchased or sold.

The Target Fund may invest in equity securities issued by affiliates of MLP, including general partners of MLPs. Such issuers may be organized and/or taxed as corporations and therefore may not offer the advantageous tax characteristics of MLP units. Investments in such MLP affiliates would be expected by the Adviser to provide economic exposure to the MLP asset class; however, such investments may not exhibit precise price correlation to any particular MLP or the MLP asset class generally.

I-Shares represent an indirect investment in MLP I-units. Prices and volatilities of I-Shares tend to correlate to the price of common unit, although the price correlation may not be precise. I-Shares differ from MLP common units primarily in that instead of receiving cash distributions, holders of I-Shares will receive distributions of additional I-Shares, in an amount equal to the cash distributions received by common unit holders. I-Shares have limited voting rights. Holders of I-Shares are subject to the same risks as holders of MLP common units.

The Target Fund may invest in equity securities of other energy infrastructure companies. Non-MLP energy infrastructure companies in which the Target Fund invests are generally taxed as corporations. Such companies thus pay corporate-level taxes on their net taxable income and may not offer certain other advantageous tax characteristics of MLP investments. The prices of equity securities are also sensitive to general movements in the stock market, so a drop in the stock market may depress the prices of equity securities in which the Target Fund invests. Equity securities are structurally subordinated to preferred stock, bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and are therefore inherently more risky and may experience significantly greater price volatility than preferred stock or debt instruments of such issuers.

Non-Diversification and Private Investment Risk. The Target Fund is a non-diversified investment company under the 1940 Act and will not elect to be treated as a regulated investment company under the Code. Accordingly, the Target Fund may invest a greater portion of its assets in a more limited number of issuers than a diversified fund. The Target Fund’s portfolio is currently concentrated in a limited number of holdings. As a result, an investment in the Target Fund may present a greater risk to an investor than an investment in a diversified portfolio because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the value of the Target Fund’s shares.

Pembina Gas Infrastructure, Inc. focuses on providing natural gas gathering and natural gas liquids processing service solutions to the producer community in Alberta and British Columbia, Canada. In addition to the risks generally applicable to energy sector companies, as set forth under “Energy Sector Risks,” gathering and processing companies are subject to natural declines in the production of oil and natural gas fields, which utilize their gathering and processing facilities as a way to market their production, prolonged declines in the price of natural gas or crude oil, which curtails drilling activity and therefore production, and declines in the prices of natural gas liquids and refined petroleum products, which cause lower processing margins. In addition, some gathering and processing contracts subject the gathering or processing company to direct commodities price risk.

The Target Fund’s investment in private companies cause the Target Fund to be more susceptible to risks associated with such investment. Private companies are not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. Private companies are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on the company. Private investments are typically illiquid and the Target Fund may not be able to readily dispose of such investments at prices that approximate those at which the Target Fund could sell them if they were more widely traded. Further, the Target Fund values private company investments in accordance with valuation guidelines adopted by the Target Board. Due to the inherent uncertainty and subjectivity of determining the fair value of investments that do not have a readily available market value, the fair value of the Target Fund’s private investments may differ significantly from the values that would have been used had a readily available market value existed for such investments and may differ materially from the amounts the Target Fund may realize on any dispositions of such investments. The Target Fund may be a co-investor in private investment opportunities sourced by third party investors. While the Adviser will conduct independent due diligence before entering into any such investment, the Target Fund may have limited, if any governance, voting or consent rights, and the Target Fund’s ability to realize a profit on such investments will be particularly reliant on the expertise of the lead investor in the transaction. See “Risks Associated with Private Company Investments” below.

Concentration Risk. Because the Target Fund is concentrated in MLP and energy infrastructure companies operating in the industry or group of industries that make up the energy sector of the economy, the Target Fund may be more susceptible to risks associated with such sector. A downturn in such sector could have a larger impact on the Target Fund than on an investment company that does not concentrate in such sector. At times, the performance of securities of companies in the energy sector may lag the performance of other sectors or the broader market as a whole.

Energy Sector Risks. The MLPs and energy infrastructure companies in which the Target Fund invests operate in the energy sector of the economy. As a result, the Target Fund will be more susceptible to adverse economic, political, legislative or regulatory occurrences affecting the energy sector. A downturn in the energy sector of the economy could have a larger impact on the Target Fund than on an investment company that is broadly diversified across many sectors of the economy. Recently, the performance of securities of companies in the energy sector has lagged the performance of other sectors and the broader market as a whole. Risks associated with investments in MLPs and energy infrastructure companies include the following:

Commodity Price Risk. MLPs and energy infrastructure companies may be affected by fluctuations in the prices of energy commodities, including, for example, natural gas, natural gas liquids, crude oil and coal, in the short-and long-term. Fluctuations in energy commodity prices would directly impact companies that own such commodities and could indirectly impact MLPs and energy infrastructure companies that engage in transportation, storage, processing, distribution or marketing of such commodities. Fluctuations in energy commodity prices can result from changes in general economic conditions or political circumstances (especially of key energy producing and consuming countries), market conditions, weather patterns, domestic production levels, volume of imports, energy conservation, domestic and foreign governmental regulation, international politics, policies of the Organization of Petroleum Exporting Countries (“OPEC”), taxation, tariffs, and the availability and costs of local, intrastate and interstate transportation methods, among others.

Companies engaged in crude oil and natural gas exploration, development or production, natural gas gathering and processing, crude oil refining and transportation and coal mining or sales may be directly affected by their respective natural resources commodity prices. The volatility of commodity prices may also indirectly affect certain companies engaged in the transportation, processing, storage or distribution of such commodities. Some companies that own the underlying commodities may be unable to effectively mitigate or manage direct margin exposure to commodity price levels. The energy sector as a whole may also be impacted by the perception that the performance of energy sector companies is directly linked to commodity prices. High commodity prices may drive further energy conservation efforts and a slowing economy may adversely impact energy consumption which may adversely affect the performance of MLPs and energy infrastructure companies. Recently, oil prices have declined significantly and experienced significant volatility. This may adversely impact MLPs and energy infrastructure companies. Such companies’ growth prospects and ability to pay high dividends may be negatively impacted, which could adversely impact the net asset value of the common shares and the ability of the Target Fund to continue to pay dividends at current levels.

Supply and Demand Risk. MLPs and energy infrastructure companies may be impacted by the levels of supply and demand for energy commodities. MLPs and energy infrastructure companies could be adversely affected by reductions in the supply of or demand for energy commodities. The volume of production of energy commodities and the volume of energy commodities available for transportation, storage, processing or distribution could be affected by a variety of factors, including depletion of resources, depressed commodity prices, catastrophic events, pandemic, labor relations, increased environmental or other governmental regulation, equipment malfunctions and maintenance difficulties, import volumes, international politics, policies of OPEC, and increased competition from alternative energy sources, among others. Alternatively, a decline in demand for energy commodities could result from factors such as adverse economic conditions (especially in key energy-consuming countries), increased taxation, increased environmental or other governmental regulation, increased fuel economy, increased energy conservation or use of alternative energy sources, legislation intended to promote the use of alternative energy sources, and increased commodity prices, among others.

Depletion Risk. MLPs and energy infrastructure companies engaged in the exploration, development, management, gathering or production of energy commodities face the risk that commodity reserves are depleted over time. Such companies seek to increase their reserves through expansion of their current businesses, acquisitions, further development of their existing sources of energy commodities or exploration of new sources of energy commodities or by entering into long-term contracts for additional reserves; however, there are risks associated with each of these potential strategies. If such companies fail to acquire additional reserves in a cost-effective manner and at a rate at least equal to the rate at which their existing reserves decline, their financial performance may suffer. Additionally, failure to replenish reserves could reduce the amount and affect the tax characterization of the distributions paid by such companies.

Lack of Diversification of Customers and Suppliers. Certain MLPs and energy infrastructure companies depend upon a limited number of customers for substantially all of their revenue. Similarly, certain MLPs and energy infrastructure companies depend upon a limited number of suppliers of goods or services to continue their operations. The loss of any such customers or suppliers could materially adversely affect such companies’ results of operations and cash flow, and their ability to make distributions to unit holders, such as the Target Fund, would therefore be materially adversely affected.

Regulatory Risk. The energy sector is highly regulated. MLPs and energy infrastructure companies are subject to significant regulation of nearly every aspect of their operations by federal, state and local governmental agencies. Examples of governmental regulations which impact MLPs and energy infrastructure companies include regulation of the construction, maintenance and operation of facilities, environmental regulation, safety regulation, labor regulation, trade regulation and the regulation of the prices charged for products and services. Compliance with these regulations and permits issued under them is enforced by numerous governmental agencies and authorities through administrative, civil and criminal penalties including civil fines, injunctions or both. Stricter laws or regulations or stricter enforcement policies with respect to existing regulations would likely increase the costs of regulatory compliance and could have an adverse effect on the financial performance of MLPs and energy infrastructure companies. MLPs and energy infrastructure companies may be adversely affected by additional regulatory requirements enacted in response to environmental disasters, which may impose additional costs or limit certain operations by MLPs operating in various sectors.

Environmental Risk. There is an inherent risk that MLPs and energy infrastructure companies may incur environmental costs and liabilities due to the nature of their businesses and the substances they handle. For example, an accidental release from wells or gathering pipelines could subject them to substantial liabilities for environmental cleanup and restoration costs, claims made by neighboring landowners and other third parties for personal injury and property damage, and fines or penalties for related violations of environmental laws or regulations. Moreover, the possibility exists that stricter laws, regulations or enforcement policies could significantly increase the compliance costs of MLPs and energy infrastructure companies, and the cost of any remediation that may become necessary. MLPs or energy infrastructure companies may not be able to recover these costs from insurance.

Specifically, the operations of wells, gathering systems, pipelines, refineries and other facilities are subject to stringent and complex federal, state and local environmental laws and regulations. These include, for example: (i) the Federal Clean Air Act (“Clean Air Act”) and comparable state laws and regulations that impose obligations related to air emissions, (ii) the Federal Clean Water Act and comparable state laws and regulations that impose obligations related to discharges of pollutants into regulated bodies of water, (iii) the federal Resource Conservation and Recovery Act (“RCRA”) and comparable state laws and regulations that impose requirements for the handling and disposal of waste from facilities; and (iv) the federal Comprehensive Environmental Response, Compensation and Liability Act of 1980 (“CERCLA”), also known as “Superfund,” and comparable state laws and regulations that regulate the cleanup of hazardous substances that may have been released at properties currently or previously owned or operated by MLPs or at locations to which they have sent waste for disposal.

Failure to comply with these laws and regulations may trigger a variety of administrative, civil and criminal enforcement measures, including the assessment of monetary penalties, the imposition of remedial requirements, and the issuance of orders enjoining future operations. Certain environmental statutes, including RCRA, CERCLA, the federal Oil Pollution Act and analogous state laws and regulations, impose strict, joint and several liability for costs required to clean up and restore sites where hazardous substances have been disposed of or otherwise released. Moreover, it is not uncommon for neighboring landowners and other third parties to file claims for personal injury and property damage allegedly caused by the release of hazardous substances or other waste products into the environment. There is an inherent risk that MLPs and energy infrastructure companies may incur environmental costs and liabilities due to the nature of their businesses and the substances they handle. For example, an accidental release from wells or gathering pipelines could subject them to substantial liabilities for environmental cleanup and restoration costs, claims made by neighboring landowners and other third parties for personal injury and property damage, and fines or penalties for related violations of environmental laws or regulations. Moreover, the possibility exists that stricter laws, regulations or enforcement policies could significantly increase the compliance costs of MLPs and energy infrastructure companies. For example, hydraulic fracturing, a technique used in the completion of certain oil and gas wells, has become a subject of increasing regulatory scrutiny and may be subject in the future to more stringent, and more costly to comply with, requirements. Similarly, the implementation of more stringent environmental requirements could significantly increase the cost of any remediation that may become necessary. MLPs and energy infrastructure companies may not be able to recover these costs from insurance.

Voluntary initiatives and mandatory controls have been adopted or are being discussed both in the United States and worldwide to reduce emissions of “greenhouse gases” such as carbon dioxide, a by-product of burning fossil fuels, and methane, the major constituent of natural gas, which many scientists and policymakers believe contribute to global climate change. Such measures, including carbon taxes or future emission restrictions or regulations, could result in increased costs to certain companies in which the Target Fund may invest to operate and maintain facilities and administer and manage a greenhouse gas emissions program and may reduce demand for fuels that generate greenhouse gases and that are managed or produced by companies in which the Target Fund may invest. The potential for the imposition of such measures may negatively impact energy infrastructure entities generally.

In the wake of a Supreme Court decision holding that the Environmental Protection Agency (“EPA”) has some legal authority to deal with climate change under the Clean Air Act, the EPA and the Department of Transportation jointly wrote regulations to cut gasoline use and control greenhouse gas emissions from cars and trucks. The EPA has also taken action to require certain entities to measure and report greenhouse gas emissions and certain facilities may be required to control emissions of greenhouse gases pursuant to EPA air permitting and other regulatory programs. These measures, and other programs addressing greenhouse gas emissions, could reduce demand for energy or raise prices, which may adversely affect the total return of certain of the Target Fund’s investments.

Acquisition Risk. MLPs and energy infrastructure companies owned by the Target Fund may depend on their ability to make acquisitions that increase adjusted operating surplus per unit in order to increase distributions to unit holders. The ability of such MLPs and energy infrastructure companies to make future acquisitions is dependent on their ability to identify suitable targets, negotiate favorable purchase contracts, obtain acceptable financing and outbid competing potential acquirers. To the extent that MLPs and other Target Fund investments are unable to make future acquisitions, or such future acquisitions fail to increase the adjusted operating surplus per unit, their growth and ability to make distributions to unit holders will be limited. There are risks inherent in any acquisition, including erroneous assumptions regarding revenues, acquisition expenses, operating expenses, cost savings and synergies, assumption of liabilities, indemnification, customer losses, key employee defections, distraction from other business operations, and unanticipated difficulties in operating or integrating new product areas and geographic regions, among others.

Interest Rate Risk. Rising interest rates could increase the costs of capital thereby increasing operating costs and reducing the ability of MLPs and energy infrastructure companies to carry out acquisitions or expansions in a cost-effective manner. As a result, rising interest rates could negatively affect the financial performance of MLPs and energy infrastructure companies in which the Target Fund invests. Rising interest rates may also impact the price of the securities of MLPs and energy infrastructure companies as the yields on alternative investments increase. The Target Fund may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates.

Weather Risks. Weather plays a role in the seasonality of some MLPs’ and energy infrastructure companies’ cash flows. MLPs and energy infrastructure companies in the propane industry, for example, rely on the winter season to generate almost all of their earnings. In an unusually warm winter season, propane MLPs and energy infrastructure companies experience decreased demand for their product. Although most MLPs and energy infrastructure companies can reasonably predict seasonal weather demand based on normal weather patterns, extreme weather conditions, such as the hurricanes that severely damaged cities along the U.S. Gulf Coast in recent years, demonstrate that no amount of preparation can protect MLPs and energy infrastructure companies from the unpredictability of the weather. Further, climate change may result in increases in the frequency and severity of adverse weather events. The damage done by extreme weather also may serve to increase many MLPs’ and energy infrastructure companies’ insurance premiums and could adversely affect such companies’ financial condition and ability to pay distributions to shareholders.

Catastrophic Event Risk. MLPs and energy infrastructure companies are subject to many dangers inherent in the production, exploration, management, transportation, processing and distribution of natural gas, natural gas liquids, crude oil, refined petroleum, petrochemicals and petroleum products and other hydrocarbons. These dangers include leaks, fires, explosions, damage to facilities and equipment resulting from natural disasters, inadvertent damage to facilities and equipment and terrorist acts. Since the September 11th terrorist attacks, the U.S. government has issued warnings that energy assets, specifically U.S. pipeline infrastructure, may be targeted in future terrorist attacks. These dangers give rise to risks of substantial losses as a result of loss or destruction of commodity reserves; damage to or destruction of property, facilities and equipment; pollution and environmental damage; and personal injury or loss of life. Any occurrence of such catastrophic events could bring about a limitation, suspension or discontinuation of the operations of MLPs and energy infrastructure companies. MLPs and energy infrastructure companies may not be fully insured against all risks inherent in their business operations and therefore accidents and catastrophic events could adversely affect such companies’ financial conditions and ability to pay distributions to shareholders.

Risks Relating to Expansions and Acquisitions. MLPs and energy infrastructure companies employ a variety of means to increase cash flow, including increasing utilization of existing facilities, expanding operations through new construction or development activities, expanding operations through acquisitions, adding additional services or securing additional long-term contracts. Thus, some MLPs and energy infrastructure companies may be subject to construction risk, development risk, acquisition risk or other risks arising from their specific business strategies. MLPs and energy infrastructure companies that attempt to grow through acquisitions may not be able to effectively integrate acquired operations with their existing operations. In addition, acquisition or expansion projects may not perform as anticipated. A significant slowdown in merger and acquisition activity in the energy sector could reduce the growth rate of cash flows received by the Target Fund from MLPs and energy infrastructure companies that grow through acquisitions.

Technology Risk. Some MLPs and energy infrastructure companies are focused on developing new technologies and are strongly influenced by technological changes. Technology development efforts by MLPs and energy infrastructure companies may not result in viable methods or products. Energy Companies may bear high research and development costs, which can limit their ability to maintain operations during periods of organizational growth or instability. Some MLPs and energy infrastructure companies may be in the early stages of operations and may have limited operating histories and smaller market capitalizations on average than companies in other sectors. As a result of these and other factors, the value of investments in such MLPs and energy infrastructure companies may be considerably more volatile than that in more established segments of the economy.

Legislation Risk. There have been proposals in Congress to eliminate certain tax incentives widely used by oil and gas companies and to impose new fees on certain energy producers. The elimination of such tax incentives and imposition of such fees could adversely affect MLPs and energy infrastructure companies in which the Target Fund invests and/or the energy sector generally.

Cyclical Industry Risk. The energy industry is cyclical and from time to time may experience a shortage of drilling rigs, equipment, supplies, or qualified personnel, or due to significant demand, such services may not be available on commercially reasonable terms. An MLP’s or energy infrastructure company’s ability to successfully and timely complete capital improvements to existing or other capital projects is contingent upon many variables. Should any such efforts be unsuccessful, an energy infrastructure entity could be subject to additional costs and/or the write-off of its investment in the project or improvement. The marketability of oil and gas production depends in large part on the availability, proximity and capacity of pipeline systems owned by third parties. Oil and gas properties are subject to royalty interests, liens and other burdens, encumbrances, easements or restrictions, all of which could impact the production of a particular energy infrastructure entity. Oil and gas energy infrastructure companies operate in a highly competitive and cyclical industry, with intense price competition. A significant portion of their revenues may depend on a relatively small number of customers, including governmental entities and utilities.

Recent Developments Regarding the Energy Sector.

Recent Developments Regarding Commodity Prices. Prices of oil and other energy commodities have experienced significant volatility during recent years, including a period where an oil-price futures contract fell into negative territory for the first time in history. Companies engaged in crude oil and natural gas exploration, development or production, natural gas gathering and processing, crude oil refining and transportation and coal mining or sales may be directly affected by their respective natural resources commodity prices. The volatility of commodity prices may also indirectly affect certain companies engaged in the transportation, processing, storage or distribution of such commodities. Some companies that own the underlying commodities may be unable to effectively mitigate or manage direct margin exposure to commodity price levels. The energy sector as a whole may also be impacted by the perception that the performance of energy sector companies is directly linked to commodity prices. As a result, many companies in which the Target Fund may invest have been and may continue to be adversely impacted by declines in, and volatility of, prices of energy commodities. Demand for energy commodities may decline from time-to-time. Reductions in production of oil and other energy commodities may lag decreases in demand or declines in commodity prices, resulting in global oversupply in such commodities. Slower global growth may lower demand for oil and other energy commodities, exacerbating oversupply of such commodities and further reducing commodity prices. Continued low prices for energy commodities, or continued volatility of such prices, could further erode such companies’ growth prospects and negatively impact such companies’ ability to sustain attractive distribution levels, would could adversely impact the net asset value of the common shares and the ability of the Target Fund to continue to pay distributions on the common shares at current levels. Because the Target Fund is focused in MLP and energy infrastructure companies operating in the industry or group of industries that make up the energy sector of the economy, the Target Fund may be more susceptible to risks associated with energy commodity prices than an investment company that does not concentrate in such sector.

Recent Developments Regarding MLP Distributions. The Target Fund expects that a substantial portion of the cash flow it receives will be derived from its investments in equity securities of MLPs and energy infrastructure companies. The amount and tax characterization of cash available for distribution will depend upon the amount of cash generated by such entity’s operations. Cash available for distribution may vary widely from quarter to quarter and is affected by various factors affecting the entity’s operations. Recently, a number of MLPs have reduced, suspended or eliminated their distributions. Such distribution reductions could adversely impact the ability of the Target Fund to continue to pay distributions on the common shares at current levels.

Recent Developments Regarding MLP Debt Restructurings. Adverse developments in the energy sector may result in MLPs seeking to restructure debt or file for bankruptcy. Limited partners in such MLPs, such as the Target Fund, may owe taxes on debt that is forgiven in a bankruptcy or an out-of-court restructuring, as cancellation of debt income, which creates a tax liability for investors without an associated cash distribution. While an MLP facing a debt restructuring may seek to implement structures that would limit the tax liability associated with the debt restructuring, there can be no assurance that such structures could be successfully implemented or would not have other adverse impacts on the Target Fund as an investor in the MLP.

Industry Specific Risks. MLPs and other issuers are also subject to risks that are specific to the industry in which they operate.

Midstream. Midstream MLPs and energy infrastructure companies that provide crude oil, refined product and natural gas services are subject to supply and demand fluctuations in the markets they serve which will be impacted by a wide range of factors, including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions, among others. For example, the COVID-19 pandemic has drastically reduced the demand for various natural resources, including crude oil, and has drastically increased the price volatility of natural resources and midstream MLPs and energy infrastructure companies. An extended period of reduced (or negative) prices may significantly lengthen the time that midstream MLPs and energy infrastructure companies would need to recover after a stabilization of prices.

Pipelines. Pipeline companies are subject to the demand for natural gas, natural gas liquids, crude oil or refined products in the markets they serve, changes in the availability of products for gathering, transportation, processing or sale due to natural declines in reserves and production in the supply areas serviced by the companies’ facilities, sharp decreases in crude oil or natural gas prices that cause producers to curtail production or reduce capital spending for exploration activities, and environmental regulation. Demand for gasoline, which accounts for a substantial portion of refined product transportation, depends on price, prevailing economic conditions in the markets served, and demographic and seasonal factors. Companies that own interstate pipelines that transport natural gas, natural gas liquids, crude oil or refined petroleum products are subject to regulation by the Federal Energy Regulatory Commission (“FERC”) with respect to the tariff rates they may charge for transportation services. An adverse determination by FERC with respect to the tariff rates of such a company could have a material adverse effect on its business, financial condition, results of operations and cash flows and its ability to pay cash distributions or dividends. In addition, FERC has a tax allowance policy, which permits such companies to include in their cost of service an income tax allowance to the extent that their owners have an actual or potential tax liability on the income generated by them. If FERC’s income tax allowance policy were to change in the future to disallow a material portion of the income tax allowance taken by such interstate pipeline companies, it would adversely impact the maximum tariff rates that such companies are permitted to charge for their transportation services, which would in turn adversely affect the results of operations and cash flows of those companies and their ability to pay cash distributions or dividends to their unit holders or shareholders.

Gathering and Processing. Gathering and processing companies are subject to natural declines in the production of oil and natural gas fields, which utilize their gathering and processing facilities as a way to market their production, prolonged declines in the price of natural gas or crude oil, which curtails drilling activity and therefore production, and declines in the prices of natural gas liquids and refined petroleum products, which cause lower processing margins. In addition, some gathering and processing contracts subject the gathering or processing company to direct commodities price risk.

Upstream. Exploration, development and production companies are particularly vulnerable to declines in the demand for and prices of crude oil and natural gas. Reductions in prices for crude oil and natural gas can cause a given reservoir to become uneconomic for continued production earlier than it would if prices were higher, resulting in the plugging and abandonment of, and cessation of production from, that reservoir.

In addition, lower commodity prices not only reduce revenues but also can result in substantial downward adjustments in reserve estimates. The accuracy of any reserve estimate is a function of the quality of available data, the accuracy of assumptions regarding future commodity prices and future exploration and development costs and engineering and geological interpretations and judgments. Different reserve engineers may make different estimates of reserve quantities and related revenue based on the same data. Actual oil and gas prices, development expenditures and operating expenses will vary from those assumed in reserve estimates, and these variances may be significant. Any significant variance from the assumptions used could result in the actual quantity of reserves and future net cash flow being materially different from those estimated in reserve reports. In addition, results of drilling, testing and production and changes in prices after the date of reserve estimates may result in downward revisions to such estimates. Substantial downward adjustments in reserve estimates could have a material adverse effect on a given exploration and production company’s financial position and results of operations. In addition, due to natural declines in reserves and production, exploration and production companies must economically find or acquire and develop additional reserves in order to maintain and grow their revenues and distributions.

Downstream. Downstream companies are businesses engaged in refining, marketing and other “end-customer” distribution activities relating to refined energy sources, such as: customer-ready natural gas, propane and gasoline; the production and manufacturing of petrochemicals including olefins, polyolefins, ethylene and similar co-products as well as intermediates and derivatives; and the generation, transmission and distribution of power and electricity. In addition to the other risks described herein, downstream companies may be more susceptible to risks associated with reduced customer demand for the products and services they provide.

Oil and Gas Production. In addition to other risks described herein, companies involved in the transportation, gathering, processing, exploration, development or production of crude oil, natural gas and/or refined petroleum products are subject to supply and demand fluctuations in the markets they serve which will be impacted by a wide range of factors, including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events and economic conditions, among others. An extended period of reduced (or negative) prices may significantly lengthen the time that companies within the natural resources industries would need to recover after a stabilization of prices. In addition, hydraulic fracturing, a technique used in the completion of some oil and gas wells, has become a subject of increasing regulatory scrutiny and may be subject in the future to more stringent, and more costly to comply with, regulations. The oil and gas industries may be adversely affected by increased regulations, increased operating costs and reductions in the supply of and/or demand for crude oil, natural gas and refined petroleum products as a result of accidents or catastrophic events and the reactions thereto, among others.

Fracturing Services. Changes in laws or government regulations regarding hydraulic fracturing could increase a company’s costs of doing business, limit the areas in which it can operate and reduce oil and natural gas production by the company. Hydraulic fracturing involves the injection of water, sand or an alternative proppant and chemicals under pressure into target geological formations to fracture the surrounding rock and stimulate production. Recently, there has been increased public concern regarding an alleged potential for hydraulic fracturing to adversely affect drinking water supplies, and proposals have been made to enact separate federal, state and local legislation that would increase the regulatory burden imposed on hydraulic fracturing. Congress has in recent legislative sessions considered legislation to amend the Safe Water Drinking Act (the “SDWA”), including legislation that would repeal the exemption for hydraulic fracturing from the definition of “underground injection” and require federal permitting and regulatory control of hydraulic fracturing, as well as legislative proposals to require disclosure of the chemical constituents of the fluids used in the fracturing process. The U.S. Congress may consider similar SDWA legislation in the future. In addition, the EPA has asserted federal regulatory authority pursuant to the SDWA over certain hydraulic fracturing activities involving the use of diesel fuels and published permitting guidance on February 11, 2014 addressing the performance of such activities using diesel fuels in those states where EPA is the permitting authority.

Presently, hydraulic fracturing is regulated primarily at the state level, typically by state oil and natural gas commissions and similar agencies. Several states, such as Texas and Pennsylvania, have either adopted or proposed laws and/or regulations to require oil and natural gas operators to disclose chemical ingredients and water volumes used to hydraulically fracture wells, in addition to more stringent well construction and monitoring requirements. The availability of information regarding the constituents of hydraulic fracturing fluids could make it easier for third parties opposing the hydraulic fracturing process to initiate legal proceedings based on allegations that specific chemicals used in the fracturing process could adversely affect groundwater. Disclosure of proprietary chemical formulas to third parties or to the public, even if inadvertent, could diminish the value of those formulas and could result in competitive harm to companies. Various federal, state and local limitations may prohibit or restrict drilling and hydraulic fracturing operations in certain locales including geographic locales considered environmentally sensitive such as wetlands, endangered species habitats, floodplains, and the like. If hydraulic fracturing becomes regulated at the federal level as a result of federal legislation or regulatory initiatives by the EPA, fracturing activities could become subject to additional permitting requirements, and also to attendant permitting delays and potential increases in cost, which could adversely affect a company’s business.

Propane. Propane MLPs and energy infrastructure companies are subject to earnings variability based upon weather conditions in the markets they serve, fluctuating commodity prices, increased use of alternative fuels, increased governmental or environmental regulation, and accidents or catastrophic events, among others.

Coal. MLPs and energy infrastructure companies with coal assets are subject to supply and demand fluctuations in the markets they serve which may be impacted by a wide range of factors including, fluctuating commodity prices, the level of their customers’ coal stockpiles, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, mining accidents or catastrophic events, health claims and economic conditions, among others. MLPs and energy infrastructure companies with coal assets are also subject to supply variability based on geological conditions that reduce the productivity of mining operations, the availability of regulatory permits for mining activities and the availability of coal that meets the standards of the Clean Air Act.

Marine Transportation. Marine transportation companies are exposed to the highly cyclical nature of the tanker industry and may be subject to volatile changes in charter rates and vessel values, which may adversely affect the earnings of tanker companies. Fluctuations in charter rates and vessel values result from changes in the supply and demand for tanker capacity and changes in the supply and demand for oil and oil products. Historically, the tanker markets have been volatile due to the many conditions and factors that may affect the supply and demand for tanker capacity. Changes in demand for transportation of oil over longer distances and the supply of tankers to carry that oil may materially affect the revenues, profitability and cash flows of tanker companies. The successful operation of vessels in the charter market depends upon, among other things, obtaining profitable spot charters and minimizing time spent waiting for charters and traveling unladen to pick up cargo. The value of tanker vessels may fluctuate and could adversely affect the value of tanker company securities in the Target Fund’s portfolio. Declining tanker values could affect the ability of tanker companies to raise cash by limiting their ability to refinance their vessels, thereby adversely impacting tanker company liquidity. Tanker company vessels are at risk of damage or loss because of events such as mechanical failure, collision, human error, war, terrorism, piracy, cargo loss and bad weather. In addition, changing economic, regulatory and political conditions in some countries, including political and military conflicts, have from time to time resulted in attacks on vessels, mining of waterways, piracy, terrorism, labor strikes, boycotts and government requisitioning of vessels. These sorts of events could interfere with shipping lanes and result in market disruptions and a significant loss of tanker company earnings.

Natural Resources. The natural resources sector includes companies principally engaged in owning or developing non-energy natural resources (including timber and minerals) and industrial materials, or supplying goods or services to such companies. The Target Fund’s investments in MLPs and energy infrastructure companies in the natural resources sector will be subject to the risk that prices of these securities may fluctuate widely in response to the level and volatility of commodity prices; exchange rates; import controls; domestic and global competition; environmental regulation and liability for environmental damage; mandated expenditures for safety or pollution control; the success of exploration projects; depletion of resources; tax policies; and other governmental regulation. Investments in the natural resources sector can be significantly affected by changes in the supply of or demand for various natural resources. An extended period of reduced (or negative) prices may significantly lengthen the time that companies within the natural resources sector would need to recover after a stabilization of prices. The stock prices of companies in the natural resources sector may also experience greater price volatility than other types of common stocks. The value of investments in the natural resources sector may be adversely affected by a change in inflation.

Services. In addition to other risks associated with energy companies described herein, MLPs and energy infrastructure companies engaged in the provision of services to energy-related businesses may be subject to more volatile income streams relative to other types of MLPs and energy infrastructure companies. Service companies may not have long term service contracts with their customers.

Small Capitalization Risk. The Target Fund may invest in securities of MLPs and energy infrastructure companies that have comparatively smaller capitalizations relative to issuers whose securities are included in major benchmark indices, which present unique investment risks. These companies often have limited product lines, markets, distribution channels or financial resources; and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities issued by MLPs and energy infrastructure companies with smaller capitalizations may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general. Historically, smaller capitalization MLPs and energy infrastructure companies have sometimes gone through extended periods when they did not perform as well as larger companies. In addition, equity securities of smaller capitalization companies generally are less liquid than those of larger companies. This means that the Target Fund could have greater difficulty selling such securities at the time and price that the Target Fund would like.

Liquidity Risk. Under normal market conditions, the Target Fund may invest up to 20% of its Managed Assets, measured at the time of investment, in unregistered or restricted securities, including securities issued by private companies. The illiquidity of such investments may make it difficult for the Target Fund to sell such investments if required. As a result, the Target Fund may realize significantly less than the value at which it values such investments. In addition, significant changes in the capital markets, including recent disruption and volatility, have had, and may in the future have, a negative effect on the valuations of certain illiquid investments. Although certain illiquid investments are not publicly traded, applicable accounting standards and valuation principles require the Target Fund to assume as part of its valuation process that such investments are sold in a principal market to market participants (even if the Target Fund plans on holding such investments to maturity).

Because a significant portion of the Target Fund’s Managed Assets consist of illiquid investments, to the extent that the Target Fund needs to dispose of portfolio holdings, including to generate cash to pay distributions, pay operating expenses of the Target Fund or fund reductions of leverage, either at the discretion of the Target Fund or to maintain asset coverage levels required by the 1940 Act or the terms of any such leverage instruments, the Target Fund may be required to dispose of more liquid holdings at times or on terms that the Target Fund would otherwise consider undesirable. These risks may be greater during periods of adverse or volatile market conditions such as have been experienced recently.

Restricted Securities Risk. The Target Fund may invest in unregistered or otherwise restricted securities. The term “restricted securities” refers to securities that are unregistered, held by control persons of the issuer or are subject to contractual restrictions on their resale. Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay.

Such securities are often more difficult to value and the sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the over-the-counter markets. Contractual restrictions on the resale of securities result from negotiations between the issuer and purchaser of such securities and therefore vary substantially in length and scope. To dispose of a restricted security that the Target Fund has a contractual right to sell, the Target Fund may first be required to cause the security to be registered. A considerable period may elapse between a decision to sell the securities and the time when the Target Fund would be permitted to sell, during which time the Target Fund would bear market risks.

Risks Associated with Private Company Investments. The Target Fund intends to invest in a limited number of private investments, and at times may devote its assets allocable to private investments to a single investment opportunity. Such a focus of the Target Fund’s private investments in a single or small number of investment opportunities will cause the Target Fund to be more susceptible to risks associated with each such investment. Private companies are not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, the Adviser may not have timely or accurate information about the business, financial condition and results of operations of the private companies in which the Target Fund invests. There is risk that the Target Fund may invest on the basis of incomplete or inaccurate information, which may adversely affect the Target Fund’s investment performance. Private companies in which the Target Fund may invest may have limited financial resources, shorter operating histories, more asset concentration risk, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. These companies generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. These companies may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity. In addition, the Target Fund’s investment also may be structured as pay-in-kind securities with minimal or no cash interest or dividends until the company meets certain growth and liquidity objectives.

Private Company Management Risk. Private companies are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on the company. The Target Fund generally does not intend to hold controlling positions in the private companies in which it invests. As a result, the Target Fund is subject to the risk that a company may make business decisions with which the Target Fund disagrees, and that the management and/or stockholders of a portfolio company may take risks or otherwise act in ways that are adverse to the Target Fund’s interests. Due to the lack of liquidity of such private investments, the Target Fund may not be able to dispose of its investments in the event it disagrees with the actions of a portfolio company and may therefore suffer a decrease in the value of the investment.

Private Company Liquidity Risk. Securities issued by private companies are typically illiquid. If there is no readily available trading market for privately issued securities, the Target Fund may not be able to readily dispose of such investments at prices that approximate those at which the Target Fund could sell them if they were more widely traded.

Private Company Valuation Risk. There is typically not a readily available market value for the Target Fund’s private investments. The Target Fund values private company investments in accordance with valuation guidelines adopted by the Target Board that the Target Board believes are designed to accurately reflect the fair value of securities valued in accordance with such guidelines. The Target Fund is not required to but may utilize the services of one or more independent valuation firms to aid in determining the fair value of these investments. Valuation of private company investments may involve application of one or more of the following factors: (i) analysis of valuations of publicly traded companies in a similar line of business, (ii) analysis of valuations for comparable merger or acquisition transactions, (iii) yield analysis and (iv) discounted cash flow analysis. Due to the inherent uncertainty and subjectivity of determining the fair value of investments that do not have a readily available market value, the fair value of the Target Fund’s private investments may differ significantly from the values that would have been used had a readily available market value existed for such investments and may differ materially from the amounts the Target Fund may realize on any dispositions of such investments. In addition, the impact of changes in the market environment and other events on the fair values of the Target Fund’s investments that have no readily available market values may differ from the impact of such changes on the readily available market values for the Target Fund’s other investments. The Target Fund’s net asset value could be adversely affected if the Target Fund’s determinations regarding the fair value of the Target Fund’s investments were materially higher than the values that the Target Fund ultimately realizes upon the disposal of such investments.

Private Debt Securities Risk. Private companies in which the Target Fund invests may be unable to meet their obligations under debt securities held by the Target Fund, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of the Target Fund realizing any guarantees it may have obtained in connection with its investment. Private companies in which the Target Fund will invest may have, or may be permitted to incur, other debt that ranks equally with, or senior to, debt securities in which the Target Fund invests. Privately issued debt securities are often of below investment grade quality and frequently are unrated.

Reliance on the Adviser Risk. The Target Fund may enter into private investments identified by the Adviser, in which case the Target Fund will be more reliant upon the ability of the Adviser to identify, research, analyze, negotiate and monitor such investments, than is the case with investments in publicly traded securities. As little public information exists about many private companies, the Target Fund will be required to rely on the Adviser’s diligence efforts to obtain adequate information to evaluate the potential risks and returns involved in investing in these companies. The costs of diligencing, negotiating and monitoring private investments will be borne by the Target Fund, which may reduce the Target Fund’s returns.

Co-Investment Risk. The Target Fund may also co-invest in private investments sourced by third party investors, such as private equity firms. While the Adviser will conduct independent due diligence before entering into any such investment, the Target Fund’s ability to realize a profit on such investments will be particularly reliant on the expertise of the lead investor in the transaction. To the extent that the lead investor in such a co-investment opportunity assumes control of the management of the private company, the Target Fund will be reliant not only upon the lead investor’s ability to research, analyze, negotiate and monitor such investments, but also on the lead investor’s ability to successfully oversee the operation of the company’s business. The Target Fund’s ability to dispose of such investments is typically severely limited, both by the fact that the securities are unregistered and illiquid and by contractual restrictions that may preclude the Target Fund from selling such investment. Often the Target Fund may exit such investment only in a transaction, such as an initial public offering or sale of the company, on terms arranged by the lead investor. Such investments may be subject to additional valuation risk, as the Target Fund’s ability to accurately determine the fair value of the investment may depend upon the receipt of information from the lead investor. The valuation assigned to such an investment through application of the Target Fund’s valuation procedures may differ from the valuation assigned to that investment by other co-investors.

Risks Associated with Direct Investment in Energy Infrastructure Assets. The Target Fund may invest in entities formed to own and operate particular energy infrastructure assets. Such investments will be dependent upon the success of third-party operators retained by the investors, including the Target Fund, to manage such assets. Such investments may subject the Target Fund to increased operational risks associated with the operation of infrastructure assets. Investments in infrastructure assets may be subject to greater risks associated with their illiquidity and valuation.

Greenfield Projects Risks. Greenfield projects are energy-related projects built by private joint ventures formed by energy infrastructure companies. Greenfield projects may include the creation of a new pipeline, processing plant or storage facility or other energy infrastructure asset that is integrated with the company’s existing assets. The Target Fund may invest in the equity of greenfield projects or the secured debt of greenfield projects. However, the Target Fund’s investment also may be structured as pay-in-kind securities with minimal or no cash interest or dividends until construction is completed, at which time interest payments or dividends would be paid in cash. Greenfield projects involve less investment risk than typical private equity financing arrangements. The primary risk involved with greenfield projects is execution risk or construction risk. Changing project requirements, elevated costs for labor and materials, and unexpected construction hurdles all can increase construction costs. Financing risk exists should changes in construction costs or financial markets occur. Regulatory risk exists should changes in regulation occur during construction or the necessary permits are not secured prior to beginning construction.

Private Company Competition Risk. Many entities may potentially compete with the Target Fund in making private investments. Many of these competitors are substantially larger and have considerably greater financial, technical and marketing resources than the Target Fund. Some competitors may have a lower cost of funds and access to funding sources that are not available to the Target Fund. In addition, some competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of, or different structures for, private investments than the Target Fund. Furthermore, many competitors are not subject to the regulatory restrictions that the 1940 Act imposes on the Target Fund. As a result of this competition, the Target Fund may not be able to pursue attractive private investment opportunities from time to time.

Risks Associated with an Investment in Initial Public Offerings. Securities purchased in initial public offerings (“IPOs”) are often subject to the general risks associated with investments in companies with small market capitalizations, and typically to a heightened degree. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in an IPO may be highly volatile. At any particular time or from time to time, the Target Fund may not be able to invest in IPOs, or to invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be available to the Target Fund. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. The Target Fund’s investment performance during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when it is able to do so. IPO securities may be volatile, and the Target Fund cannot predict whether investments in IPOs will be successful.

Unseasoned Companies Risk. The Target Fund may invest in companies that (together with their predecessors) have limited operating histories. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than investments in companies with an established operating record.

Risks Associated with a Private Investment in Public Equity Transactions. Investors in private investment in public equity (“PIPE”) transactions purchase securities directly from a publicly traded company in a private placement transaction, typically at a discount to the market price of the company’s common stock. Because the sale of the securities is not registered under the Securities Act of 1933, as amended (the “Securities Act”), the securities are “restricted” and cannot be immediately resold by the investors into the public markets. Until the Target Fund can sell such securities into the public markets, its holdings will be less liquid and any sales will need to be made pursuant to an exemption under the Securities Act.

Cash Flow Risk. The Target Fund expects that a substantial portion of the cash flow it receives will be derived from its investments in equity securities of MLPs and energy infrastructure companies. The amount and tax characterization of cash available for distribution will depend upon the amount of cash generated by such entity’s operations. Cash available for distribution may vary widely from quarter to quarter and is affected by various factors affecting the entity’s operations. In addition to the risks described herein, operating costs, capital expenditures, acquisition costs, construction costs, exploration costs and borrowing costs may reduce the amount of cash that an MLP or energy infrastructure company has available for distribution in a given period. Reductions in distributions paid by energy infrastructure entities held by the Target Fund may reduce the value of such holdings, and as a result, the value of the Target Fund’s common shares and Preferred Shares. In addition, any such reductions in distributions paid by energy infrastructure entities may adversely impact the Target Fund’s ability to maintain its distribution rate.

Valuation Risk. Market prices generally will be unavailable for some of the Target Fund’s investments, including MLP subordinated units, direct ownership of general partner interests, restricted or unregistered securities of certain MLPs (including private MLPs) and other private issuers and direct investments in infrastructure assets. The value of such investments will be determined by fair valuations determined by the Target Board or its designee in accordance with procedures governing the valuation of portfolio securities adopted by the Target Board. Proper valuation of such investments may require more reliance on the judgment of the Adviser than for valuation of securities for which an active trading market exists.

In calculating the Target Fund’s net asset value, the Target Fund will account for deferred tax assets or liabilities, which reflect taxes on unrealized gains or losses, which are attributable to the temporary differences between fair market value and tax basis of the Target Fund’s assets, the net tax effects of temporary differences between the carrying amounts of the Target Fund’s assets and liabilities for financial reporting purposes relative to the amounts used for income tax purposes and the net tax benefit of accumulated net operating losses and capital losses. A deferred tax liability is recognized for temporary differences that will result in taxable amounts in future years. A deferred tax asset is recognized for temporary differences that will result in deductible amounts in future years and for carryforwards. A deferred tax asset may be used to reduce a subsequent period’s income tax expense, subject to certain limitations. To the extent the Target Fund has a deferred tax asset, the Target Fund will periodically assess whether a valuation allowance is required, considering all positive and negative evidence related to the realization of the deferred tax asset. The Target Fund may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated deferred tax asset or liability. Such estimates are made in good faith. From time to time, as new information becomes available, the Target Fund modifies its estimates or assumptions regarding the deferred tax asset or liability. Modifications of such estimates or assumptions or changes in applicable tax law could result in increases or decreases in the Target Fund’s net asset value per share.

Inflation/Deflation Risk. Inflation risk is the risk that the value of assets or income from investment will be worth less in the future, as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions on those shares can decline. In addition, during any periods of rising inflation, interest rates on any borrowings by the Target Fund would likely increase, which would tend to further reduce returns to the holders of common shares. Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Target Fund’s portfolio.

Debt Securities Risks

Credit Risk. An issuer of a debt security may be unable to make interest payments and repay principal. The Target Fund could lose money if the issuer of a debt obligation is, or is perceived to be, unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The downgrade of a security may further decrease its value.

Interest Rate Risk. Interest rate risk is the risk that debt securities, such as preferred and debt securities, and certain equity securities will decline in value because of a rise in market interest rates. When market interest rates rise, the market value of such securities generally will fall. Prevailing interest rates may be adversely impacted by market and economic factors. If interest rates rise the markets may experience increased volatility, which may adversely affect the value and/or liquidity of certain of the Target Fund’s investments. Increases in interest rates may adversely affect the Target Fund’s ability to achieve its investment objective.

During periods of rising interest rates, the average life of certain types of securities may be extended because of a lower likelihood of prepayments. This may lock in a below market interest rate, increase the security’s duration and reduce the value of the security. This is known as extension risk.

In typical interest rate environments, prices of debt securities with longer maturities generally fluctuate more in response to changes in interest rates than do the prices of debt securities with shorter-term maturities. Because the Target Fund may invest a portion of its assets in debt securities without regard to their maturities, to the extent the Target Fund invests in debt securities with longer maturities, the net asset value and market price of the common shares would fluctuate more in response to changes in interest rates than if the Target Fund were to invest such portion of its assets in shorter-term debt securities.

Market interest rates for investment grade debt securities in which the Target Fund may invest are significantly below historical average rates for such securities. Interest rates below historical average rates may result in increased risk that these rates will rise in the future (which would cause the value of the Target Fund’s net assets to decline) and may increase the degree to which asset values may decline in such events.

While interest rates are near historically low levels, during periods of declining interest rates, the issuer of a debt security may exercise its option to prepay principal earlier than scheduled, forcing the Target Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Preferred and debt securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem such a security if the issuer can refinance it at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.

Lower Grade Securities Risk. The Target Fund may invest in debt securities rated below investment grade (that is, rated Ba or lower by Moody’s, BB or lower by S&P or comparably rated by another statistical rating organization) or, if unrated, determined by the Adviser to be of comparable credit quality. Below investment grade securities are commonly referred to as “high yield” securities or “junk bonds.” Investment in securities of below investment grade quality involves substantial risk of loss, the risk of which is particularly acute under current conditions. Securities of below investment grade quality are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default or decline in market value due to adverse economic and issuer-specific developments. Securities of below investment grade quality display increased price sensitivity to changing interest rates and to a deteriorating economic environment. The market values for debt securities of below investment grade quality tend to be more volatile and such securities tend to be less liquid than investment grade debt securities. The ratings of Moody’s, S&P and other statistical rating organizations generally represent their opinions as to the quality of the bonds they rate. It should be emphasized, however, that such ratings are relative and subjective, are not absolute standards of quality, are subject to change and do not evaluate the market risk and liquidity of the securities. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. To the extent that the issuer of a security pays a rating agency for the analysis of its security, an inherent conflict of interest may exist that could affect the reliability of the rating. Bonds with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield.

Preferred Securities Risks. There are special risks associated with investing in preferred securities. Preferred securities may contain provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If the Target Fund owns a preferred security that is deferring its distributions, the Target Fund may be required to report income for tax purposes although it has not yet received such income. Preferred securities are subordinated to bonds and other debt securities in a company’s capital structure in terms of having priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt securities. Preferred securities may be less liquid than many other securities, such as common stocks. Generally, preferred security holders have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors/trustees to the issuer’s board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights. In the case of trust preferred securities, holders generally have no voting rights, except if (i) the issuer fails to pay dividends for a specified period of time or (ii) a declaration of default occurs and is continuing. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. As with call provisions, a special redemption by the issuer may negatively impact the return of the security held by the Target Fund.

Convertible Instruments Risk. The Target Fund may invest in convertible instruments. A convertible instrument is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common shares of the same or a different issuer within a particular period of time at a specified price or formula. Convertible debt securities have characteristics of both debt and equity investments. Convertible instruments are subject both to the stock market risk associated with equity securities and to the credit and interest rate risks associated with debt securities. As the market price of the equity security underlying a convertible instrument falls, the convertible instrument tends to trade on the basis of its yield and other debt characteristics. As the market price of such equity security rises, the convertible security tends to trade on the basis of its equity conversion features. The Target Fund may invest in convertible instruments that have varying conversion values. Convertible instruments are typically issued at prices that represent a premium to their conversion value. Accordingly, the value of a convertible instrument increases (or decreases) as the price of the underlying equity security increases (or decreases). If a convertible instrument held by the Target Fund is called for redemption, the Target Fund will be required to permit the issuer to redeem the instrument, or convert it into the underlying stock, and will hold the stock to the extent the Adviser determines that such equity investment is consistent with the investment objective of the Target Fund.

Foreign Securities Risk. Investments in the securities of foreign issuers involve certain considerations and risks not ordinarily associated with investments in securities of domestic issuers. Foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries, and there may be greater levels of price volatility in foreign markets. Foreign securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than exists in the United States. Dividend and interest income may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments. There may be difficulty in obtaining or enforcing a court judgment abroad, and it may be difficult to effect repatriation of capital invested in certain countries. With respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could affect assets of the Target Fund held in foreign countries.

There may be less publicly available information about a foreign company than a U.S. company. Foreign securities markets may have substantially less volume than U.S. securities markets and some foreign company securities are less liquid than securities of otherwise comparable U.S. companies. Foreign markets also have different clearance and settlement procedures that could cause the Target Fund to encounter difficulties in purchasing and selling securities on such markets and may result in the Target Fund missing attractive investment opportunities or experiencing a loss. In addition, a portfolio that includes foreign securities can expect to have a higher expense ratio because of the increased transaction costs on non-U.S. securities markets and the increased costs of maintaining the custody of foreign securities.

Investments in foreign securities will expose the Target Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. Certain countries in which the Target Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty and instability. The cost of servicing external debt will generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates.

The Target Fund’s investments in foreign securities may include ADRs. ADRs are receipts issued by United States banks or trust companies in respect of securities of foreign issuers held on deposit for use in the United States securities markets. While ADRs may not necessarily be denominated in the same currency as the securities into which they may be converted, many of the risks associated with foreign securities may also apply to ADRs. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Continuing uncertainty as to the status of the European Economic and Monetary Union (“EMU”) and the potential for certain countries (such as those in the United Kingdom) to withdraw from the institution has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the EU could have significant adverse effects on currency and financial markets, and on the values of the Target Fund’s portfolio investments.

On January 31, 2020, the United Kingdom officially withdrew from the EU and the two sides entered into a transition phase, scheduled to conclude on December 31, 2020, where the United Kingdom effectively remains in the EU from an economic perspective, but no longer has any political representation in the EU parliament. During this transition phase, which could be extended beyond December of 2020, the United Kingdom is expected to negotiate a new trade deal with the EU. Due to political uncertainty, it is not possible to anticipate whether the United Kingdom and the EU will be able to agree and implement a new trade agreement or what the nature of such trade arrangement will be. Throughout the withdrawal process and afterward, the impact on the United Kingdom and EMU and the broader global economy is unknown but could be significant and could result in increased volatility and illiquidity and potentially lower economic growth. The political divisions surrounding Brexit within the United Kingdom, as well as those between the UK and the EU, may also have a destabilizing impact on the economies and currencies of the United Kingdom and the EU. Any further exits from member states of the EU, or the possibility of such exits, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.

If one or more EMU countries were to stop using the euro as its primary currency, the Target Fund’s investments in such countries may be redenominated into a different or newly adopted currency, possibly resulting in the value of those investments declining significantly and unpredictably. In addition, securities or other investments that are redenominated may be subject to liquidity risk and the risk that the Target Fund may not be able to value investments accurately to a greater extent than similar investments currently denominated in euros. To the extent a currency used for redenomination purposes is not specified in respect of certain EMU-related investments, or should the euro cease to be used entirely, the currency in which such investments are denominated may be unclear, making such investments particularly difficult to value or dispose of. The Target Fund may incur additional expenses to the extent it is required to seek judicial or other clarification of the denomination or value of such securities.

In addition, certain European countries have recently experienced negative interest rates on certain fixed-income instruments. A negative interest rate policy is an unconventional central bank monetary policy tool where nominal target interest rates are set with a negative value (i.e., below zero percent) intended to help create self-sustaining growth in the local economy. Negative interest rates may result in heightened market volatility and may detract from the Target Fund’s performance to the extent the Target Fund is exposed to such interest rates. Among other things, these developments have adversely affected the value and exchange rate of the euro and pound sterling, and may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Target Fund’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

To the extent the Target Fund has exposure to European markets or to transactions tied to the value of the euro, these events could negatively affect the value and liquidity of the Target Fund’s investments. All of these developments may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Target Fund’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

Derivatives Risks. Generally, a derivative is a financial contract the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to individual debt or equity instruments, interest rates, currencies or currency exchange rates, commodities, related indexes, and other assets. The Target Fund may, but is not required to, utilize derivatives transactions, including transactions involving futures contracts, forwards, options and over-the-counter derivatives contracts, for purposes such as to seek to earn income or enhance total return, facilitate portfolio management and mitigate risks. The use of derivatives transactions to earn income or enhance total return may be particularly speculative. Participation in derivatives transactions involves investment risks and transaction costs to which the Target Fund would not be subject absent the use of these strategies. Derivatives generally involve leverage in the sense that the investment exposure created by the derivatives may be significantly greater than the Target Fund’s initial investment in the derivative. Accordingly, if the Target Fund enters into a derivative transaction, it could lose substantially more than the principal amount invested. If the Adviser’s predictions with respect to market conditions, liquidity, market values, interest rates and other applicable factors are inaccurate, the consequences to the Target Fund may leave the Target Fund in a worse position than if it had not used such strategies. Risks inherent in the use of derivatives transactions include:

•	dependence on the Adviser’s ability to predict correctly movements in the direction of interest rates and securities prices;

•	imperfect correlation between the price of the derivative instrument and movements in the prices of the reference instrument;

•	the fact that skills needed to use these strategies are different from those needed to select portfolio securities;

•	the possible absence of a liquid secondary market for any particular instrument at any time;

•	the possible need to defer closing out certain positions to avoid adverse tax consequences;

•	the possible inability of the Target Fund to purchase or sell a security at a time that otherwise would be favorable for it to do so, or the possible need for the Target Fund to sell a security at a disadvantageous time due to a need for the Target Fund to maintain “cover” or to segregate securities in connection with the hedging techniques;

•	the creditworthiness of counterparties;

•	if used for hedging purposes, the duration of the derivative instrument may be significantly different than the duration of the related liability or asset; and

•	volatility of interest rates and price of the reference instrument.

Certain derivatives transactions may be considered senior securities for the purposes of the 1940 Act unless the Target Fund segregates liquid assets or otherwise covers its obligations. To the extent the Target Fund segregates liquid assets or covers such obligations by entering into offsetting transactions or owning positions covering its obligations, the instrument will not be considered a senior security for the purposes of the 1940 Act. The Target Fund may cover such transactions using other methods currently or in the future permitted under the 1940 Act, the rules and regulations thereunder or orders issued by the SEC thereunder and interpretations and guidance provided by the SEC staff. These segregation and coverage requirements could result in the Target Fund maintaining securities positions that it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restricting portfolio management. Such segregation and coverage requirements will not limit or offset losses on related positions.

In late October 2020, the SEC published Rule 18f-4 related to the use of derivatives and certain other transactions by registered investment companies that, in part, rescinds the SEC’s asset segregation and coverage rules and guidance. To comply with the new rule, funds need to trade derivatives and other transactions that potentially create senior securities subject to a value-at-risk (“VaR”) leverage limit, certain other testing requirements and requirements related to board reporting.

The Target Fund may be exposed to certain additional risks should the Adviser use derivatives transactions as a means to synthetically implement the Target Fund’s investment strategies. Customized derivative instruments will likely be highly illiquid, and it is possible that the Target Fund will not be able to terminate such derivative instruments prior to their expiration date or that the penalties associated with such a termination might impact the Target Fund’s performance in a materially adverse manner. Synthetic investments may be imperfectly correlated to the investment the Adviser is seeking to replicate. There can be no assurance that the Adviser’s judgments regarding the correlation of any particular synthetic investment will be correct.

Risks Associated with Options on Securities. There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. There can be no assurance that a liquid market will exist when the Target Fund seeks to close out an option position. The Target Fund’s ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The hours of trading for options may not conform to the hours during which the underlying securities are traded. The Target Fund’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. To the extent that the Target Fund writes covered put options, the Target Fund will bear the risk of loss if the value of the underlying stock declines below the exercise price. If the option is exercised, the Target Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise. While the Target Fund’s potential gain in writing a covered put option is limited to the interest earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Target Fund risks a loss equal to the entire value of the stock. To the extent that the Target Fund writes a covered call option, the Target Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. Thus, the use of options may require the Target Fund to sell portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Target Fund can realize on an investment or may cause the Target Fund to hold a security that it might otherwise sell.

Swaps Risk. Swap transactions are subject to market risk, risk of default by the other party to the transaction and risk of imperfect correlation between the value of derivative instruments and the underlying assets and may involve commissions or other costs. Swaps generally do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Target Fund is contractually obligated to make, or in the case of the other party to a swap defaulting, the net amount of payments that the Target Fund is contractually entitled to receive. Total return swaps may effectively add leverage to the Target Fund’s portfolio because the Target Fund would be subject to investment exposure on the full notional amount of the swap. Total return swaps are subject to the risk that a counterparty will default on its payment obligations to the Target Fund thereunder.

Counterparty Risk. Counterparty risk is the risk that a counterparty to a Target Fund transaction (e.g., prime brokerage or securities lending arrangement or derivatives transaction) will be unable or unwilling to perform its contractual obligation to the Target Fund. The Target Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform, the risk of which is particularly acute under current conditions) its payment or other obligations to the Target Fund, the Target Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. The Target Fund bears the risk that counterparties may be adversely affected by legislative or regulatory changes, adverse market conditions (such as the current conditions), increased competition, and/or wide scale credit losses resulting from financial difficulties of the counterparties’ other trading partners or borrowers.

The counterparty risk for cleared derivatives is generally lower than for uncleared over-the-counter derivatives transactions since generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing organization for performance of financial obligations under the derivative contract. However, there can be no assurance that a clearing organization, or its members, will satisfy its obligations to the Target Fund.

Other Investment Funds Risk. The Target Fund may invest in securities of other open-end or closed-end investment companies, including exchange-traded funds. As a shareholder in an investment company, the Target Fund would bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Target Fund’s investment advisory fees with respect to the assets so invested. common shareholders would therefore be subject to duplicative expenses to the extent the Target Fund invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described in this Proxy Statement/Prospectus. To the extent the Target Fund invests in exchange-traded funds or other investment companies that seek to track a specified index, such investments will be subject to tracking error risk.

ETNs Risk. ETNs are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs are traded on an exchange (e.g., the NYSE) during normal trading hours. ETNs are subject to credit risk, and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. Investments in such securities will have different tax characteristics than equity securities. An ETN may not be able to replicate and maintain exactly the composition and relative weighting of securities in the index. An ETN also incurs certain expenses not incurred by its applicable index. Certain securities that are part of the index tracked by an ETN may, at times, be unavailable, which may impede the ETN’s ability to track its index. Although an ETN is a debt security, it is unlike a typical bond, in that there are no periodic interest payments and principal is not protected. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced underlying asset.

Financial Leverage Risk. Although the use of Financial Leverage by the Target Fund may create an opportunity for increased after-tax total return for the common shares, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on securities purchased with Financial Leverage proceeds are greater than the cost of Financial Leverage, the Target Fund’s return will be greater than if Financial Leverage had not been used. Conversely, if the income or gains from the securities purchased with such proceeds does not cover the cost of Financial Leverage, the return to the Target Fund will be less than if Financial Leverage had not been used.

Financial Leverage involves risks and special considerations for shareholders, including the likelihood of greater volatility of NAV, market price and dividends on the common shares than a comparable portfolio without leverage; the risk that fluctuations in interest rates on borrowings and short-term debt or in the dividend rates on any Financial Leverage that the Target Fund must pay will reduce the return to common shareholders; and the effect of Financial Leverage in a declining market, which is likely to cause a greater decline in the NAV of the common shares than if the Target Fund were not leveraged, which may result in a greater decline in the market price of the common shares.

Certain Borrowings and Preferred Shares issued by the Target Fund also may subject the Target Fund to asset coverage ratios and/or certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for such Borrowings or Preferred Shares. Such guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Adviser from managing the Target Fund’s portfolio in accordance with the Target Fund’s investment objective and policies. However, particularly during periods of adverse or volatile market conditions, the Target Fund may be required to sell assets in order to meet payment obligations on any Financial Leverage or to redeem Financial Leverage in order to comply with asset coverage or portfolio composition requirements.

The terms of Preferred Shares issued by the Target Fund may contain provisions limiting certain activities of the Target Fund, including the declaration and payment of dividends or other distributions to common shareholders unless the Preferred Shares have at the time of the declaration or payment of any such dividend or other distribution an asset coverage of at least 200% after deducting the amount of such dividend or distribution and the Target Fund meets certain asset coverage tests imposed by the rating agency rating the Preferred Shares. Any redemption of Preferred Shares by the Target Fund in order to meet such asset coverage requirements will reduce any Financial Leverage applicable to the common shares. Because a significant portion of the Target Fund’s Managed Assets consist of illiquid investments, to the extent that the Target Fund needs to dispose of portfolio holdings to meet such asset coverage requirements, the Target Fund may be required to dispose of more liquid holdings at times or on terms that the Target Fund would otherwise consider undesirable. Additionally, the Target Fund may be unable to sell a sufficient amount of portfolio securities to redeem Preferred Shares in order to maintain asset coverage ratios, which could cause an event of default on the Preferred Shares.

Holders of Preferred Shares have rights as to the payment of dividends or interest on the Preferred Shares and the distribution of assets upon liquidation of the Target Fund, which rights rank senior to those of the common shareholders.

During the time in which the Target Fund is utilizing Financial Leverage, the amount of the fees paid to the Adviser for investment advisory services will be higher than if the Target Fund did not utilize Financial Leverage because the fees paid will be calculated based on the Target Fund’s Managed Assets, which may create a conflict of interest between the Adviser and common shareholders. Because the Financial Leverage costs is borne by the Target Fund at a specified rate, only the Target Fund’s common shareholders will bear the cost associated with Financial Leverage. Borrowings (and any Preferred Shares) have seniority over common shares.

If the cost of leverage is no longer favorable, or if the Target Fund is otherwise required to reduce its leverage, the Target Fund may not be able to maintain distributions on common shares at historical levels and common shareholders will bear any costs associated with selling portfolio securities.

Competition Risk. Recently alternative vehicles for investment in a portfolio of MLPs and their affiliates, including other publicly traded investment companies and private funds, have emerged. In addition, recent tax law changes have increased the ability of regulated investment companies or other institutions to invest in MLPs. These competitive conditions may adversely impact the Target Fund’s ability to meet its investment objective.

Affiliated Transaction Restrictions. From time to time, the Target Fund may “control” or may be an “affiliate,” each as defined in the 1940 Act, of one or more portfolio companies. In general, under the 1940 Act, the Target Fund would “control” a portfolio company if it owned 25% or more of its outstanding voting securities and would be an “affiliate” of a portfolio company if it owned 5% or more of its outstanding voting securities. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including the Adviser), principal underwriters and affiliates of those affiliates or underwriters. Under these restrictions, the Target Fund and any portfolio company that the Target Fund controls are generally prohibited from knowingly participating in a joint transaction, including co-investments in a portfolio company, with an affiliated person, including any Trustees or officers of the Target Fund, the Adviser or any entity controlled or advised by any of them. These restrictions also generally prohibit the Target Fund’s affiliates, principal underwriters and affiliates of those affiliates or underwriters from knowingly purchasing from or selling to the Target Fund or any portfolio company controlled by the Target Fund certain securities or other property and from lending to and borrowing from the Target Fund or any portfolio company controlled by the Target Fund monies or other properties. The Target Fund and its affiliates may be precluded from co-investing in private placements of securities, including in any portfolio companies controlled by the Target Fund. The Target Fund, its affiliates and portfolio companies controlled by the Target Fund may from time to time engage in certain joint transactions, purchases, sales and loans in reliance upon and in compliance with the conditions of certain positions promulgated by the SEC. There can be no assurance that the Target Fund would be able to satisfy these conditions with respect to any particular transaction. As a result of these prohibitions, restrictions may be imposed on the size of positions or the type of investments that the Target Fund could make.

Potential Conflicts of Interest of the Adviser. The Adviser and its affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Target Fund. The Adviser and its affiliates may provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Target Fund. Subject to the requirements of the 1940 Act, the Adviser and its affiliates intend to engage in such activities and may receive compensation from third parties for their services. Neither the Adviser, nor its affiliates are under any obligation to share any investment opportunity, idea or strategy with the Target Fund. As a result, the Adviser and its affiliates may compete with the Target Fund for appropriate investment opportunities. The results of the Target Fund’s investment activities, therefore, may differ from those of the Target Fund’s affiliates, or another account managed by the Target Fund’s affiliates, and it is possible that the Target Fund could sustain losses during periods in which one or more of the Target Fund’s affiliates or other accounts achieve profits on their trading for proprietary or other accounts. The Adviser and the Target Fund have adopted compliance policies and procedures that are reasonably designed to address the various conflicts of interest that may arise for the Adviser and its staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

Portfolio Turnover Risk. The Target Fund’s portfolio turnover rate may vary greatly from year to year. The Target Fund cannot predict its annual portfolio turnover rate with accuracy. Portfolio turnover rate will not be considered as a limiting factor in the execution of the Target Fund’s investment decisions. High portfolio turnover may result in the Target Fund’s recognition of gains and may increase the Target Fund’s current and accumulated earnings and profits, which will result in a greater portion of distributions to common shareholders being treated as dividends. Additionally, high portfolio turnover results in correspondingly higher brokerage commissions and transaction costs borne by the Target Fund.

Short Sales Risk. The Target Fund may make short sales of securities. A short sale is a transaction in which the Target Fund sells a security it does not own. If the price of the security sold short increases between the time of the short sale and the time the Target Fund replaces the borrowed security, the Target Fund will incur a loss; conversely, if the price declines, the Target Fund will realize a capital gain. Any gain will be decreased, and any loss will be increased, by the transaction costs incurred by the Target Fund, including the costs associated with providing collateral to the broker-dealer (usually cash and liquid securities) and the maintenance of collateral with its custodian. Although the Target Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited. The Target Fund may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced, which will be expenses of the Target Fund.

In addition, the Target Fund’s short selling strategies may limit its ability to benefit from increases in the markets. If the Target Fund engages in short sales, it will segregate liquid assets, enter into offsetting transactions or own positions covering its obligations; however, such segregation and cover requirements will not limit or offset losses on related positions. Short selling also involves a form of financial leverage that may exaggerate any losses realized by the Target Fund. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Target Fund. Finally, SEC, FINRA, or other regulations relating to short selling may restrict the Target Fund’s ability to engage in short selling.

Repurchase Agreement Risk. A repurchase agreement exposes the Target Fund to the risk that the party that sells the security may default on its obligation to repurchase it. The Target Fund may lose money because it cannot sell the security at the agreed-upon time and price or the security loses value before it can be sold. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Target Fund could experience both delays in liquidating the underlying securities and losses. In such an event, the Target Fund would subject to risks associated with possible decline in the value of the underlying security during the period in which the Target Fund seeks to enforce its rights thereto, possible lack of access to income on the underlying security during this period, and expenses of enforcing its rights. In addition, the exercise of the Target Fund’s right to liquidate the collateral underlying the repurchase agreement could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Target Fund could suffer a loss.

Reverse Repurchase Agreement Risk. Reverse repurchase agreements involve the risks that the interest income earned on the investment of the proceeds will be less than the interest expense and Target Fund expenses associated with the repurchase agreement, that the market value of the securities sold by the Target Fund may decline below the price at which the Target Fund is obligated to repurchase such securities and that the securities may not be returned to the Target Fund. There is no assurance that reverse repurchase agreements can be successfully employed. In connection with reverse repurchase agreements, the Target Fund will also be subject to counterparty risk with respect to the purchaser of the securities. If the broker/dealer to whom the Target Fund sells securities becomes insolvent, the Target Fund’s right to purchase or repurchase securities may be restricted.

Securities Lending Risk. The Target Fund may lend its portfolio securities to banks or dealers which meet the creditworthiness standards established by the Target Board. Securities lending is subject to the risk that loaned securities may not be available to the Target Fund on a timely basis and the Target Fund may therefore lose the opportunity to sell the securities at a desirable price. Any loss in the market price of securities loaned by the Target Fund that occurs during the term of the loan would be borne by the Target Fund and would adversely affect the Target Fund’s performance. Also, there may be delays in recovery, or no recovery, of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding.

Delay in Investing the Proceeds of this Offering. Although the Target Fund currently intends to invest the proceeds from an offering as soon as practicable following the completion of such offering, such investments may be delayed if suitable investments are unavailable at the time. The trading market and volumes for MLP and energy infrastructure company shares may at times be less liquid than the market for other securities. Prior to the time the proceeds of this offering are invested, such proceeds may be invested in cash, cash equivalents or other securities, pending investment in MLP or energy infrastructure company securities. Income received by the Target Fund from these securities would subject the Target Fund to corporate tax before any payment of distributions to common shareholders. As a result, the return and yield on the common shares following any offering may be lower than when the Target Fund is fully invested in accordance with its objective and policies.

Government Intervention in Financial Markets. Global economies and financial markets are increasingly interconnected, which increases the possibility that conditions in one country or region may adversely affect companies in a different country or region. In the past, instability in the financial markets has led governments and regulators around the world to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Target Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Target Fund itself is regulated. Such legislation or regulation could limit or preclude the Target Fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Target Fund’s portfolio holdings. Furthermore, volatile financial markets can expose the Target Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Target Fund.

The SEC and its staff have been engaged in various initiatives and reviews that seek to improve and modernize the regulatory structure governing investment companies. These efforts have been focused on risk identification and controls in various areas, including imbedded leverage through the use of derivatives and other trading practices, cybersecurity, liquidity, enhanced regulatory and public reporting requirements and the evaluation of systemic risks. Any new rules, guidance or regulatory initiatives resulting from these efforts could increase the Target Fund’s expenses and impact its returns to shareholders or, in the extreme case, impact or limit its use of various portfolio management strategies or techniques and adversely impact the Target Fund.

Following the November 8, 2022 U.S. elections, the Democratic Party controls the executive branch as well as the Senate, while the Republican Party controls the House of Representatives. Changes in federal policy, including tax policies, and at regulatory agencies occur over time through policy and personnel changes following elections, which lead to changes involving the level of oversight and focus on the financial services industry or the tax rates paid by corporate entities. The nature, timing and economic and political effects of potential changes to the current legal and regulatory framework affecting markets remain highly uncertain. Uncertainty surrounding future changes may adversely affect the Target Fund’s operating environment and therefore its investment performance.

In addition, the U.S. tax legislation commonly referred to as the Tax Cuts and Jobs Act (the “Act”) made substantial changes to the Code. Among those changes are a significant permanent reduction in the generally applicable corporate tax rate, changes in the taxation of individuals and other non-corporate taxpayers that generally but not universally reduce their taxes on a temporary basis subject to “sunset” provisions, the elimination or modification of various previously allowed deductions (including substantial limitations on the deductibility of interest and, in the case of individuals, the deduction for personal state and local taxes), certain additional limitations on the deduction of net operating losses, certain preferential rates of taxation on certain dividends and certain business income derived by non-corporate taxpayers in comparison to other ordinary income recognized by such taxpayers, and significant changes to the international tax rules. The effect of these, and the many other changes made in the Act is highly uncertain, both in terms of their direct effect on the taxation of an investment in our common or preferred shares and their indirect effect on the value of our assets, our common or preferred shares or market conditions generally. Furthermore, many of the provisions of the Act will require guidance through the issuance of Treasury regulations in order to assess their effect. There may be a substantial delay before such Treasury regulations are promulgated, increasing the uncertainty as to the ultimate effect of the statutory amendments on us. It is also likely that there will be technical corrections legislation proposed with respect to the Act, the effect of which cannot be predicted and may be adverse to us or our shareholders.

Certain of the Target Fund’s investments may provide exposure to coupon rates that are based on the London Interbank Offered Rate (“LIBOR”), the Secured Overnight Financing Rate (“SOFR”), Euro Interbank Offered Rate and other similar types of reference rates (each, a “Reference Rate”). These Reference Rates are generally intended to represent the rate at which contributing banks may obtain short-term borrowings within certain financial markets. Most maturities and currencies of LIBOR were phased out at the end of 2021, with the remaining ones to be phased out on June 30, 2023. These events and any additional regulatory or market changes may have an adverse impact on the Target Fund or its investments, including increased volatility or illiquidity in markets for instruments that rely on LIBOR. There remains uncertainty regarding the impact of the transition from LIBOR or the Target Fund and the financial markets generally. SOFR has been selected by a committee established by the Board of Governors of the Federal Reserve System and the Federal Reserve Bank of New York to replace LIBOR as a Reference Rate in the United States and U.S. law requires that contracts without a practicable LIBOR alternative default to SOFR plus a set spread beginning in mid-2023. SOFR is a secured, nearly risk-free rate, while LIBOR is an unsecured rate that includes an element of bank credit risk. In addition, SOFR is strictly an overnight rate, while LIBOR historically has been published for various maturities, ranging from overnight to one year. Thus, LIBOR may be expected to be higher than SOFR, and the spread between the two is likely to widen in times of market stress. Certain existing contracts provide for a spread adjustment when transitioning to SOFR from LIBOR, but there is no assurance that it will provide adequate compensation.

Other countries have undertaken similar initiatives to identify replacement Reference Rates for LIBOR in their respective markets. However, there are obstacles to converting certain existing investments and transactions to a new Reference Rate, as well as risks associated with using a new Reference Rate with respect to new investments and transactions. There remains uncertainty regarding the impact of the transition from LIBOR on the Target Fund and the financial markets generally, and the termination of certain Reference Rates presents risk to the Target Fund. The transition process, or the failure of an industry to transition, could lead to increased volatility and illiquidity in markets for instruments that currently rely on LIBOR to determine interest rates and a reduction in the values of some LIBOR-based investments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to June 30, 2023. Further, U.S. issuers are currently not obligated to include any particular fallback language in transaction documents for new issuances of LIBOR-linked securities. In addition, the alternative reference or benchmark rate may be an ineffective substitute, potentially resulting in prolonged adverse market conditions for the Target Fund. The elimination of a Reference Rate or any other changes or reforms to the determination or supervision of Reference Rates could have an adverse impact on the market for or value of any securities or payments linked to those Reference Rates and other financial obligations held by the Target Fund or on its overall financial conditions or results of operations. Any substitute Reference Rate and any pricing adjustments imposed by a regulator or by counterparties or otherwise may adversely affect the Target Fund’s performance and/or NAV. At this time, it is not possible to completely identify or predict the effect of any such changes, any establishment of alternative Reference Rates or any other reforms to Reference Rates that may be enacted in the UK or elsewhere.

Health Crisis Risk. The global pandemic outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has since spread globally. In March 2020, the World Health Organization declared the COVID-19 outbreak a pandemic. COVID-19 has resulted in numerous deaths, travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines and the imposition of both local and more widespread “work from home” measures, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The ongoing pandemic has had, and is expected to continue to have, a material adverse impact on local economies in the affected jurisdictions and also on the global economy, as cross border commercial activity and market sentiment have been and continue to be impacted by the pandemic and government and other measures seeking to mitigate or contain its spread. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, actions taken by government and quasi-governmental authorities and regulators throughout the world in response to the COVID-19 pandemic, including significant fiscal and monetary policy changes, may affect the value, volatility, pricing and liquidity of some securities or other assets, including those held by or invested in by the Target Fund. Public health crises caused by the COVID-19 pandemic may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of COVID-19 related economic disruption and its ultimate impact on the Target Fund, and on the global economy, cannot be determined with certainty. The COVID-19 pandemic and its effects may last for an extended period of time, and could result in significant and continued market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn or recession. The foregoing could impair the Target Fund’s ability to maintain operational standards (such as with respect to satisfying redemption requests), disrupt the operations of the Target Fund’s service providers, adversely affect the value and liquidity of the Target Fund’s investments, and negatively impact the Target Fund’s performance and your investment in the Target Fund. The extent to which COVID-19 will affect the Target Fund and the Target Fund’s service providers and portfolio investments will depend on future developments, which are highly uncertain and cannot be predicted.

Political Risks Relating to Russia’s Invasion of Ukraine. Russia began its invasion of Ukraine in February 2022. The invasion significantly amplified already existing geopolitical tensions among Russia, Ukraine, Europe, NATO and the United States. Russia’s military invasion of Ukraine, the resulting responses by the United States and other countries, and the potential for wider conflict has increased volatility and uncertainty in the financial markets, specifically on companies in the oil and gas sector, finance and resource extraction.

The extent and duration of Russia’s military actions, resulting sanctions and consequent future market disruptions are impossible to predict, but could be significant and may negatively affect global supply chains, inflation, oil and gas supply, and global growth.

The ramifications of the hostilities and sanctions, however, may not be limited to Russia. Conflict between Ukraine and Russia is likely to negatively impact other regional and global economic markets (including Europe, Asia and the United States), companies in other countries (particularly those that have exposure to Russia and Ukraine) and on various sectors, industries and markets for securities and commodities globally, such as oil and natural gas and banking.

Market Discount Risk. The Target Fund’s common shares have a limited trading history and have traded both at a premium and at a discount in relation to net asset value. The Target Fund cannot predict whether the common shares will trade in the future at a premium or discount to net asset value. If the common shares are trading at a premium to net asset value at the time you purchase common shares, the net asset value per share of the common shares purchased will be less than the purchase price paid. Continued development of alternative vehicles for investment in securities of MLP entities may contribute to reducing or eliminating any premium or may result in the common shares trading at a discount. Recent developments regarding the energy sector and investor perception regarding the energy sector generally may adversely impact the market for the common shares and increase the likelihood that the common shares will trade at a discount. The risk of the common shares trading at a discount is a risk separate from the risk of a decline in the Target Fund’s net asset value as a result of the Target Fund’s investment activities. The Target Fund’s net asset value will be reduced immediately following an offering of the Securities due to the costs of such offering, which will be borne entirely by the Target Fund. The sale of common shares by the Target Fund (or the perception that such sales may occur) may have an adverse effect on prices of common shares in the secondary market. An increase in the number of common shares available may put downward pressure on the market price for common shares. The Target Fund may, from time to time, seek the consent of holders of common shares to permit the issuance and sale by the Target Fund of common shares at a price below the Target Fund’s then current net asset value, subject to certain conditions, and such sales of common shares at price below net asset value, if any, may increase downward pressure on the market price for common shares. These sales, if any, also might make it more difficult for the Target Fund to sell additional common shares in the future at a time and price it deems appropriate.

Whether a common shareholder will realize a gain or loss upon the sale of common shares depends upon whether the market value of the common shares at the time of sale is above or below the price the common shareholder paid, taking into account transaction costs for the common shares, and is not directly dependent upon the Target Fund’s net asset value. Because the market value of the common shares will be determined by factors such as the relative demand for and supply of the shares in the market, general market conditions and other factors outside the Target Fund’s control, the Target Fund cannot predict whether the common shares will trade at, below or above net asset value, or at, below or above the public offering price for the common shares.

Cyber Security Risk. As the use of technology has become more prevalent in the course of business, the Target Fund has become potentially more susceptible to operational and informational security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Target Fund to lose proprietary information, suffer data corruption and/or destruction, lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security breaches may involve unauthorized access to the Target Fund’s digital information systems (e.g., through “hacking” or malicious software coding), but may also result from outside attacks such as denial-of-service attacks (i.e., efforts to make network services unavailable to intended users). In addition, cyber security breaches involving the Target Fund’s third party service providers (including but not limited to advisers, administrators, transfer agents, custodians, distributors and other third parties), trading counterparties or issuers in which the Target Fund invests in can also subject the Target Fund to many of the same risks associated with direct cyber security breaches. Moreover, cyber security breaches involving trading counterparties or issuers in which the Target Fund invests in could adversely impact such counterparties or issuers and cause the Target Fund’s investment to lose value.

Cyber security failures or breaches may result in financial losses to the Target Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Target Fund’s ability to calculate its NAV, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance costs and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in an attempt to prevent any cyber incidents in the future.

Like with operational risk in general, the Target Fund has established risk management systems and business continuity plans designed to reduce the risks associated with cyber security. However, there are inherent limitations in these plans and systems, including that certain risks may not have been identified, in large part because different or unknown threats may emerge in the future. As such, there is no guarantee that such efforts will succeed, especially because the Target Fund does not directly control the cyber security systems of issuers in which the Target Fund may invest, trading counterparties or third party service providers to the Target Fund. There is also a risk that cyber security breaches may not be detected. The Target Fund and its shareholders could be negatively impacted as a result.

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Anti-Takeover Provisions. The Target Fund’s Amended and Restated Agreement and Declaration of Trust, dated as of August 14, 2013 (the “Declaration of Trust”), and Bylaws (collectively, the “Governing Documents”) include provisions that could limit the ability of other entities or persons to acquire control of the Target Fund or convert the Target Fund to an open-end fund. These provisions could have the effect of depriving common shareholders of opportunities to sell their common shares at a premium over the then-current market price of the common shares.

Recent Market, Economic and Social Developments Risk. Periods of market volatility remain, and may continue to occur in the future, in response to various political, social and economic events both within and outside the United States. These conditions have resulted in, and in many cases continue to result in, greater price volatility, less liquidity, widening credit spreads and a lack of price transparency, with many securities remaining illiquid and of uncertain value. Such market conditions may adversely affect the Target Fund, including by making valuation of some of the Target Fund’s securities uncertain and/or result in sudden and significant valuation increases or declines in the Target Fund’s holdings. If there is a significant decline in the value of the Target Fund’s portfolio, this may impact the asset coverage levels for the Target Fund’s outstanding leverage.

Risks resulting from any future debt or other economic crisis could also have a detrimental impact on the global economic recovery, the financial condition of financial institutions and the Target Fund’s business, financial condition and results of operation. Market and economic disruptions have affected, and may in the future affect, consumer confidence levels and spending, personal bankruptcy rates, levels of incurrence and default on consumer debt and home prices, among other factors. To the extent uncertainty regarding the U.S. or global economy negatively impacts consumer confidence and consumer credit factors, the Target Fund’s business, financial condition and results of operations could be significantly and adversely affected. Downgrades to the credit ratings of major banks could result in increased borrowing costs for such banks and negatively affect the broader economy. Moreover, Federal Reserve policy, including with respect to certain interest rates, may also adversely affect the value, volatility and liquidity of dividend-and interest-paying securities. Market volatility, rising interest rates and/or unfavorable economic conditions could impair the Target Fund’s ability to achieve its investment objective

The COVID-19 pandemic and the recovery response has caused and continues to cause at times reduced consumer demand and economic output, supply chain disruptions, and market closures, travel restrictions, quarantines, and disparate global vaccine distributions. As with other serious economic disruptions, governmental authorities and regulators have responded in recent years to this situation with significant fiscal and monetary policy changes. These included providing direct capital infusions into companies, introducing new monetary programs, and lowering interest rates. In some cases, these responses resulted in high inflation, low interest rates, and negative interest rates (which have since risen). Recently, the United States and other governments have also made investments and engaged in infrastructure modernization projects that have also increased public debt and spending. These actions, including their reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets, reduce market liquidity, continue to cause higher inflation, heighten investor uncertainty, and adversely affect the value of the Target Fund’s investments and the performance of the Target Fund. These actions also contribute to a risk that asset prices have a high degree of correlation across markets and asset classes. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Target Fund will depend on future developments, which are highly uncertain and difficult to predict.

Markets generally and the energy sector specifically, including MLPs and energy infrastructure companies in which the Target Fund invests, have also been impacted, in some cases adversely, by recent volatility in the demand for oil and other energy commodities as a result of various recent developments including the slowdown in economic activity resulting from the pandemic spread of COVID-19, price competition among key oil-producing countries and global conflict. Over recent years, global oil prices have at times declined significantly and experienced significant volatility, including a period where an oil-price futures contract fell into negative territory for the first time in history, as demand for oil has slowed and oil storage facilities reach their storage capacities. Continued oil price volatility may adversely impact MLPs and energy infrastructure companies. Such companies’ growth prospects and ability to pay high dividends may be negatively impacted, which could adversely impact the NAV of the common shares and the ability of the Target Fund to continue to pay dividends at current levels. Additionally, an extended period of reduced oil prices may significantly lengthen the time the energy sector would need to recover after a stabilization of prices.

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The value of, or income generated by, the investments held by the Target Fund are subject to the possibility of rapid and unpredictable fluctuation, and loss. These movements may result from factors affecting individual companies, or from broader influences, including real or perceived changes in prevailing interest rates, changes in inflation rates or expectations about inflation rates (which are currently elevated relative to normal conditions), adverse investor confidence or sentiment, changing economic, political (including geopolitical), social or financial market conditions, increased instability or general uncertainty, environmental disasters, governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), debt crises, actual or threatened wars or other armed conflicts (such as the current Russia-Ukraine conflict and its risk of expansion or collateral economic and other effects) or ratings downgrades, and other similar events, each of which may be temporary or last for extended periods. Moreover, changing economic, political, geopolitical, social, financial market or other conditions in one country or geographic region could adversely affect the value, yield and return of the investments held by the Target Fund in a different country or geographic region and economies, markets and issuers generally because of the increasingly interconnected global economies and financial markets. The Adviser intends to monitor developments and seek to manage the Target Fund’s portfolio in a manner consistent with achieving the Target Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

Equity capital may be difficult to raise during periods of adverse or volatile market conditions because, subject to some limited exceptions, as a registered investment company, the Target Fund generally is not able to issue additional common shares at a price less than NAV without first obtaining approval for such issuance from common shareholders.

Adverse or volatile market conditions may in the future make it difficult to maintain, extend or refinance the Target Fund’s existing borrowing facilities and any failure to do so could have a material adverse effect on the Target Fund.

Description of Capital Shares

Common Shares

Pursuant to the Declaration of Trust, the Target Fund is authorized to issue an unlimited number of common shares of beneficial interest, par value $0.01 per share. Each common share has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable. All common shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights. The Target Fund will send annual and semi-annual reports, including financial statements, to all holders of its shares.

Any additional offerings of common shares will require approval by the Target Board. Any additional offering of common shares will be subject to the requirements of the 1940 Act, which provides that shares may not be issued at a price below the then current net asset value, exclusive of sales load, except in connection with an offering to existing holders of common shares or with the consent of a majority of the Target Fund’s outstanding voting securities.

The Target Fund’s currently outstanding common shares are, and the common shares offered by this Proxy Statement/Prospectus will be, subject to notice of issuance, listed on the NYSE under the symbol “CEN.” The Target Fund does not issue certificates for common shares.

Authorized Shares

The following table provides the Target Fund’s authorized shares and common shares outstanding as of June 22, 2023.

Title of Class	Amount Authorized	Amount Held by Target Fund or for its Account	Amount Outstanding Exclusive of Amount held by Target Fund
Common Shares	20,679,822	0	4,929,945

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GENERAL INFORMATION

Shareholders of the Target Fund and the Acquiring Fund

Target Fund

As of June 22, 2023, the officers and Trustees, as a group, owned beneficially less than 1% of the shares (aggregating all classes) of the Target Fund.

As of June 22, 2023, no person was known by the Target Fund to own beneficially or of record 5% or more of shares of the Target Fund, except as set forth in the table below. Information in the table below regarding the number and percentage of shares of the Target Fund owned is based on a review of Schedule 13D and 13G filings and amendments made with respect to the Target Fund on or before June 14, 2023.

Name	Address	Percentage of Shares Held
Saba Capital Management, L.P.	405 Lexington Avenue 58th Floor New York, NY 10174	16.30%
Almitas Capital LLC	1460 4th Street Suite 300 Santa Monica, CA 90401	6.00%

Acquiring Fund

As of June 14, 2023, the following persons were known to own of record or beneficially 25% or more of the outstanding shares of the Acquiring Fund:

Control Person

Name and Address	% of Shares	Jurisdiction	Nature of Ownership
Morgan Stanley Smith Barney LLC New York, NY 10004	38.67%	Delaware	Record

As of June 14, 2023, the officers and Trustees, as a group, owned beneficially less than 1% of the shares (aggregating all classes) of the Acquiring Fund.

As of June 14, 2023, the following persons were known to own of record or beneficially 5% or more of the outstanding shares of the share class indicated of the Acquiring Fund:

Acquiring Fund

Class A

Name and Address	% of Shares	Nature of Ownership
Morgan Stanley Smith Barney LLC New York, NY 10004	42.33%	Record
Wells Fargo Clearing LLC Saint Louis, MO 63103	23.71%	Record
UBS WM USA Incorporated Weehawken, NJ 07086	8.58%	Record
Raymond James & Associates Inc. St. Petersburg, FL 33716	6.59%	Record
Charles Schwab & Co Inc. San Francisco, CA 94105	5.90%	Record

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Class C

Name and Address	% of Shares	Nature of Ownership
Wells Fargo Clearing LLC Saint Louis, MO 63103	33.39%	Record
Morgan Stanley Smith Barney LLC New York, NY 10004	28.27%	Record
UBS WM USA Weehawken, NJ 07086	7.16%	Record
Raymond James & Associates Inc. St. Petersburg, FL 33716	7.37%	Record
Charles Schwab & Co Inc San Francisco, CA 94105	6.69%	Record
Ameriprise Financial Services LLC, Minneapolis, MN 55402	6.00%	Record

Class I (Legacy Class Y)

Name and Address	% of Shares	Nature of Ownership
Morgan Stanley Smith Barney LLC New York, NY 10004	39.60%	Record
Wells Fargo Clearing LLC Saint Louis, MO 63103	17.95%	Record
UBS WM USA Weehawken, NJ 07086	9.48%	Record
MAC & Co. Pittsburgh, PA 15219	6.79%	Record
Raymond James St. Petersburg, FL 33716	5.99%	Record
Pershing LLC Jersey City, NJ 07399	5.14%	Record
National Financial Services LLC Jersey City, NJ 07310	5.05%	Record

For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a shareholder identified in the foregoing tables is identified as the beneficial holder of more than 25% of a Fund, or is identified as the holder of record of more than 25% of a Fund and has voting and/or investment powers, such shareholder may be presumed to control such Fund.

Independent Registered Public Accounting Firm

The independent registered public accounting firm for the Funds performs an annual audit of each Fund’s financial statements. The Board has appointed Deloitte & Touche LLP to be each Fund’s independent registered public accounting firm. Deloitte & Touche LLP is located at 111 S. Wacker Drive, Chicago, Illinois 60606.

Expenses of Proxy Solicitation

Solicitation of proxies is being made primarily by the mailing of the Notice of Special Meeting of Shareholders and this Proxy Statement/Prospectus with its enclosures on or about [     ], 2023. Shareholders of the Target Fund whose shares are held by nominees such as brokers can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of Brookfield and its affiliates as well as dealers or their representatives may solicit proxies by mail, telephone, fax or the internet.

The Target Fund and Brookfield have retained AST Fund Solutions, LLC (“AST Fund Solutions”) to assist with the distribution of proxy materials and the solicitation and tabulation of proxies. The cost of AST Fund Solutions’ services in connection with the proxy is estimated to be $115,000. The Acquiring Fund and the Target Fund will each bear, in proportion to their net assets, the costs associated with the proxy solicitation, in addition to the other expenses of the Reorganization described above under “Information About the Reorganization—Reorganization Expenses.”

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Shareholder Proposals

To be considered for presentation at a shareholder meeting, rules promulgated by the SEC generally require that, among other things, a shareholder’s proposal must be received at the offices of the relevant Fund a reasonable time before solicitation is made. In addition, each Fund’s bylaws provide for advance notice provisions, which require shareholders to give timely notice in proper written form to the Secretary of the Fund. Shareholders should review each Fund’s bylaws for additional information regarding the Funds’ advance notice provisions. The Target Fund Bylaws were filed with the SEC on August 27, 2013, on Form N-2 and the Acquiring Trust Bylaws were filed with the SEC on October 4, 2011, on Form N-1A. Shareholders may obtain copies of such documents as described on page iii of this Proxy Statement/Prospectus.

The timely submission of a proposal does not necessarily mean that such proposal will be included. Any shareholder who wishes to submit a proposal for consideration at a meeting of such shareholder’s Fund should send such proposal to the relevant Fund at Brookfield Place, 250 Vesey Street, New York, New York 10281-1023.

Shareholder Communications

The Target Fund’s Board provides a process for shareholders to send communications to the Board. Any shareholder who wishes to send a communication to the Board of the Target Fund should send the communication to the attention of the Target Fund’s Secretary at Brookfield Place, 250 Vesey Street, 15th Floor, New York, New York 10281-1023. If a shareholder wishes to send a communication directly to an individual Trustee or to a Committee of the Target Fund’s Board of Trustees, then the communication should be specifically addressed to such individual Trustee or Committee and sent in care of the Target Fund’s Secretary at the same address. All communications will be immediately forwarded to the appropriate individual(s).

Adjournments and Postponements

Failure of a quorum to be present at the Special Meeting may necessitate adjournment. The Target Board, prior to the Special Meeting being convened, may postpone such meeting from time to time to a date not more than 180 days after the Record Date. The chair of the Special Meeting may also adjourn the Special Meeting from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place by which shareholders may be deemed to be present at such adjourned meeting and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. The chair of the Special Meeting may adjourn the Special Meeting to permit further solicitation of proxies with respect to a proposal if they determine that adjournment and further solicitation is reasonable and in the best interests of shareholders. At the adjourned meeting, the Target Fund may transact any business which might have been transacted at the original meeting. Any adjourned meeting may be held as adjourned one or more times without further notice not later than 180 days after the Record Date.

Appraisal Rights

Except as specified in Section 6.3 or Section 11.4 of the Target Fund Declaration, Target Fund shareholders are not entitled to preference, preemptive, appraisal, conversion or exchange rights.

Other Information

The Board of the Target Fund does not know of any other matter which may come before the Special Meeting or any postponement or adjournment thereof. If any other matter properly comes before the Special Meeting or any postponement or adjournment thereof, it is the intention of the persons named in the proxy to vote the proxies in accordance with their discretion on that matter.

IF YOU CANNOT BE PRESENT AT THE SPECIAL MEETING, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Sincerely,

/s/ Brian F. Hurley

BRIAN F. HURLEY

President of Center Coast Brookfield MLP & Energy Infrastructure Fund

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APPENDIX A
FORM OF AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (“Agreement”) is made as of [      ], 2023, by and between Center Coast Brookfield MLP & Energy Infrastructure Find, a statutory trust created under the laws of the State of Delaware (“Target Fund”), and Brookfield Investment Funds, a statutory trust created under the laws of the State of Delaware, on behalf of its series, Center Coast Brookfield Midstream Focus Fund (the “Acquiring Fund,” and together with the Target Fund, the “Funds”).

This Agreement is intended to be and is adopted as a “plan of reorganization” within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the “Code”). The reorganization will consist of the transfer of all of the assets of the Target Fund to the Acquiring Fund in exchange solely for shares of beneficial interest of the Acquiring Fund (the “Acquiring Fund Shares”), the assumption by the Acquiring Fund of all liabilities of the Target Fund, and the distribution of the Acquiring Fund Shares to the shareholders of the Target Fund in redemption of all outstanding Target Fund Shares (as defined below) and in complete liquidation of the Target Fund, all upon the terms and conditions hereinafter set forth in this Agreement (the “Reorganization”).

WHEREAS, the Target Fund is a non-diversified, closed-end management investment company, and the Acquiring Fund is a non-diversified, open-end management investment company, and the Target Fund owns securities that are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, both the Target Fund and the Acquiring Fund are authorized to issue their shares of beneficial interest;

WHEREAS, the Board of Trustees of the Target Fund has determined that (1) participation in the Reorganization is in the best interests of the Target Fund and its shareholders, and (2) the interests of the existing shareholders of the Target Fund would not be diluted as a result of the Reorganization; and

WHEREAS, the Board of Trustees of the Acquiring Fund has determined that (1) participation in the Reorganization is in the best interests of the Acquiring Fund and its shareholders, and (2) the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of the Reorganization.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

Article I

THE REORGANIZATION AND FUND TRANSACTIONS

1.1           The Reorganization. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, at the Effective Time (as defined in paragraph 3.1), the Target Fund shall assign, deliver and otherwise transfer its Assets (as defined in paragraph 1.2) to the Acquiring Fund, and the Acquiring Fund shall assume the Liabilities (as defined in paragraph 1.3) of the Target Fund. In consideration of the foregoing, at the Effective Time, the Acquiring Fund shall deliver to the Target Fund full and fractional Acquiring Fund Shares (to the third decimal place). The number of Acquiring Fund Shares to be delivered shall be determined as set forth in paragraph 2.3.

1.2           Assets of the Target Fund. The assets of the Target Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, cash equivalents, securities, receivables (including securities, interests and dividends receivable), commodities and futures interests, rights to register shares under applicable securities laws, any deferred or prepaid expenses shown as an asset on the books of the Target Fund at the Valuation Time (as defined in paragraph 2.5), books and records of the Target Fund, and any other property owned by the Target Fund at the Valuation Time (collectively, the “Assets”).

1.3           Liabilities of the Target Fund. The Target Fund will use commercially reasonable efforts to discharge all of its known liabilities and obligations prior to the Valuation Time consistent with its obligation to continue to pursue its investment objective and strategies in accordance with the terms of its prospectus. The Acquiring Fund will assume all of the Target Fund’s liabilities and obligations of any kind whatsoever, whether known, absolute, accrued, contingent or otherwise, in existence on the Closing Date (as defined in paragraph 3.1) (collectively, the “Liabilities”).

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1.4           Distribution of Acquiring Fund Shares. At the Effective Time (or as soon thereafter as is reasonably practicable), the Target Fund will distribute the Acquiring Fund Shares received from the Acquiring Fund pursuant to paragraph 1.1, pro rata to the record holders of the shares of the Target Fund determined as of the Effective Time (the “Target Fund Shareholders”) in complete liquidation of the Target Fund. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund Shareholders. The aggregate net asset value of the Acquiring Fund Shares to be so credited to Target Fund Shareholders shall be equal to the aggregate net asset value of the then outstanding shares of beneficial interest of the Target Fund (the “Target Fund Shares”) owned by Target Fund Shareholders at the Effective Time. All issued and outstanding shares of the Target Fund will simultaneously be redeemed and canceled on the books of the Target Fund. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

1.5           Recorded Ownership of Acquiring Fund Shares. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s Transfer Agent (as defined in paragraph 3.3).

1.6           Filing Responsibilities of Target Fund. Any reporting responsibility of the Target Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, and any Federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Fund.

Article II

VALUATION

2.1           Net Asset Value of the Target Fund. The net asset value of the Target Fund

Shares shall be the net asset value computed as of the Valuation Time, after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures of the Target Fund.

2.2           Net Asset Value of the Acquiring Fund. The net asset value of the Acquiring Fund Shares shall be the net asset value computed as of the Valuation Time, after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures of the Acquiring Fund.

2.3           Calculation of Number of Acquiring Fund Shares. The number of Acquiring Fund Shares to be issued (including fractional shares (to the third decimal place), if any) in connection with the Reorganization shall be determined by dividing the value of the per share net asset value of the Target Fund Shares participating therein, determined in accordance with the valuation procedures referred to in paragraph 2.1 by the net asset value per share of the Acquiring Fund determined in accordance with the valuation procedures referred to in paragraph 2.2. The parties agreed that the intent of this calculation is to ensure that the aggregate net asset value of the Acquiring Fund Shares to be so credited to Target Fund Shareholders shall be equal to the aggregate net asset value of the then outstanding shares of beneficial interest of the Target Fund Shares owned by Target Fund Shareholders at the Effective Time.

2.4           Determination of Value. All computations of value hereunder shall be made in accordance with each Fund’s regular practice and the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”), and shall be subject to confirmation by each Fund’s respective independent registered public accounting firm upon reasonable request of the other Fund. The Acquiring Fund and Target Fund agree to use all commercially reasonable efforts to resolve prior to the Valuation Time any material pricing differences for prices of portfolio securities of the Target Fund that are also held by the Acquiring Fund.

2.5           Valuation Time. The Valuation Time shall be the time at which the Funds calculate their net asset values as set forth in their respective prospectuses (normally the close of regular trading on the New York Stock Exchange (“NYSE”)) on the business day immediately preceding the Closing Date (the “Valuation Time”).

Article III

CLOSING

3.1           Closing. The Reorganization, together with related acts necessary to consummate the same (“Closing”), shall occur at the principal office of Brookfield Public Securities Group LLC on or about [      ], 2023, or at such other place and/or on such other date as to which the parties may agree (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place immediately prior to the opening of business on the Closing Date unless otherwise provided herein (the “Effective Time”).

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3.2           Transfer and Delivery of Assets. The Target Fund shall direct U.S. Bank National Association (“U.S. Bank”), as custodian for the Target Fund, to deliver, at the Closing, a certificate of an authorized officer stating that (i) the Assets were delivered in proper form to the Acquiring Fund at the Effective Time, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable Federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Target Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by U.S. Bank, on behalf of the Target Fund, to U.S. Bank, as custodian for the Acquiring Fund. Such presentation shall be made for examination no later than five (5) business days preceding the Effective Time and shall be transferred and delivered by the Target Fund as of the Effective Time for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. U.S. Bank, on behalf of the Target Fund, shall deliver to U.S. Bank, as custodian of the Acquiring Fund, as of the Effective Time by book entry, in accordance with the customary practices of U.S. Bank and of each securities depository, as defined in Rule 17f-4 under the 1940 Act, in which the Target Fund’s Assets are deposited, the Target Fund’s Assets deposited with such depositories. The cash to be transferred by the Target Fund shall be delivered by wire transfer of Federal funds at the Effective Time.

3.3           Share Records. The Target Fund shall direct American Stock Transfer & Trust Company, in its capacity as transfer agent for the Target Fund (the “Transfer Agent”), to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Target Fund Shareholders and the number and percentage ownership of outstanding Target Fund Shares owned by each such Target Fund Shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver to the Secretary of the Target Fund prior to the Effective Time a confirmation evidencing that the appropriate number of Acquiring Fund Shares will be credited to the Target Fund at the Effective Time, or provide other evidence satisfactory to the Target Fund as of the Effective Time that such Acquiring Fund Shares have been credited to the Target Fund’s accounts on the books of the Acquiring Fund.

3.4           Postponement of Valuation Time. In the event that at the Valuation Time the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Target Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Boards of Trustees of the Funds, accurate appraisal of the value of the net assets of the Target Fund or the Acquiring Fund, respectively, is impracticable, the Valuation Time shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

Article IV

REPRESENTATIONS AND WARRANTIES

4.1           Representations and Warranties of the Target Fund. Except as has been fully disclosed to the Acquiring Fund in a written instrument executed by an officer of the Target Fund, the Target Fund represents and warrants to the Acquiring Fund as follows:

(a)            The Target Fund is a Delaware statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware, with power under its Amended and Restated Agreement and Declaration of Trust (“Declaration of Trust”) and By-Laws, each as amended from time to time, to own all of its properties and assets and to carry on its business as it is presently conducted.

(b)            The Target Fund is registered with the Commission as a closed-end management investment company under the 1940 Act, and the registration of the Target Fund Shares under the Securities Act of 1933, as amended (the “1933 Act”), is in full force and effect.

(c)            No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Target Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act, and such as may be required under state securities laws.

(d)            The prospectuses, statement of additional information, shareholder reports, marketing and other related materials of the Target Fund and each prospectus and statement of additional information of the Target Fund used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e)            At the Effective Time, the Target Fund will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof other than such restrictions as might arise under the 1933 Act.

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(f)            The Target Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a violation of Delaware law or a material violation of its Declaration of Trust and By-Laws, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Target Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Target Fund is a party or by which it is bound.

(g)            All material contracts or other commitments of the Target Fund (other than this Agreement and certain investment contracts, including options, futures, forward contracts and other similar instruments) will terminate without liability or obligation to the Target Fund on or prior to the Effective Time.

(h)            Except as otherwise disclosed to and accepted by the Acquiring Fund in writing, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Target Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Target Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

(i)             The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Target Fund at September 30, 2022 have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Target Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Target Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

(j)             Since November 28, 2022, the date of Deloitte & Touche LLP’s audit opinion, there has not been any material adverse change in the Target Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Target Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund in writing. For the purposes of this subparagraph (j), a decline in net asset value per share of Target Fund Shares due to declines in market values of securities held by the Target Fund, the discharge of the Target Fund’s liabilities, or the redemption of the Target Fund’s shares by shareholders of the Target Fund shall not constitute a material adverse change.

(k)            At the Effective Time, all material Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Target Fund required by law to have been filed by such date (including any extensions, if any) shall have been filed and are or will be correct in all material respects, and all material Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and no such return is currently under audit or examination and no assessment has been asserted with respect to such returns.

(l)            All of the issued and outstanding shares of the Target Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Target Fund, as provided in paragraph 3.3. The Target Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Target Fund, nor is there outstanding any security convertible into any of the Target Fund’s shares.

(m)            The execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Time by all necessary action, if any, on the part of the Trustees of the Target Fund, and, subject to the approval of the shareholders of the Target Fund, this Agreement will constitute a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(n)            The information to be furnished by the Target Fund for use in registration statements, proxy materials and other documents filed or to be filed with any Federal, state or local regulatory authority (including the Financial Industry Regulatory Authority (“FINRA”)), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto.

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(o)            The Proxy Statement/Prospectus (as defined in paragraph 5.6), insofar as it relates to the Target Fund, will, through the date of the meeting of the Target Fund Shareholders contemplated therein and at the Effective Time (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder; provided, however, that the representations and warranties of this subparagraph (p) shall not apply to statements in or omissions from the Proxy Statement/Prospectus made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein.

4.2           Representations and Warranties of the Acquiring Fund. Except as has been fully disclosed to the Target Fund in a written instrument executed by an officer of the Acquiring Fund, the Acquiring Fund represents and warrants to the Target Fund as follows:

(a)            The Acquiring Fund is a Delaware statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware with power under its Amended and Restated Agreement and Declaration of Trust (“Declaration of Trust”) and By-Laws, each as amended from time to time, to own all of its properties and assets and to carry on its business as it is presently conducted.

(b)            The Acquiring Fund is registered with the Commission as an open-end management investment company under the 1940 Act, and the registration of the Acquiring Fund Shares under the 1933 Act is in full force and effect.

(c)            No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws.

(d)            Proxy Statement/Prospectus of the Acquiring Fund filed with the Commission on [•], 2023 on Form N-14 that will become effective prior to the Closing Date conforms and, as of its effective date and the Closing Date, will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and will not, as of its effective date and the Closing Date, include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e)            At the Effective Time, the Acquiring Fund will have good and marketable title to the Acquiring Fund’s assets, free of any liens or other encumbrances.

(f)            The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a violation of Delaware law or a material violation of its Declaration of Trust and By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound.

(g)            Except as otherwise disclosed to and accepted by the Target Fund in writing, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Acquiring Fund’s knowledge, threatened against the Acquiring Fund, or any of the Acquiring Fund’s properties or assets that, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition or the conduct of its business. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Acquiring Fund’s business or its ability to consummate the transactions herein contemplated.

(h)            The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquiring Fund at September 30, 2022 have been audited by Deloitte & Touche LLP and are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Target Fund) present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

(i)            At the Effective Time, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Target Fund in writing. For the purposes of this subparagraph (i), a decline in net asset value per share of Acquiring Fund Shares due to declines in market values of securities held by the Acquiring Fund, the discharge of the Acquiring Fund’s liabilities, or the redemption of the Acquiring Fund’s shares by shareholders of the Target Fund shall not constitute a material adverse change.

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(j)            At the Effective Time, all material Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions, if any) shall have been filed and are or will be correct in all material respects, and all material Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof to the best of the knowledge of the Acquiring Fund, and no such return is currently under audit or examination and no assessment has been asserted with respect to such returns.

(k)            The execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Time by all necessary action, if any, on the part of the Trustees of the Acquiring Fund, and this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(l)            The Acquiring Fund Shares to be issued and delivered to the Target Fund, for the account of the Target Fund Shareholders, pursuant to the terms of this Agreement, will at the Effective Time have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, will be fully paid and non-assessable by the Acquiring Fund and will have been issued in every jurisdiction in compliance in all material respects with applicable registration requirements and applicable securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquiring Fund, nor is there outstanding any security convertible into any of the Acquiring Fund’s shares.

(m)            The information to be furnished by the Acquiring Fund for use in the registration statements, proxy materials and other documents filed or to be filed with any Federal, state or local regulatory authority (including FINRA) that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto.

(n)            The Proxy Statement/Prospectus, insofar as it relates to the Acquiring Fund and the Acquiring Fund Shares, will, through the date of the meeting of shareholders of the Target Fund contemplated therein and at the Effective Time (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder; provided, however, that the representations and warranties of this subparagraph (o) shall not apply to statements in or omissions from the Proxy Statement/Prospectus made in reliance upon and in conformity with information that was furnished by the Target Fund for use therein.

Article V

COVENANTS AND AGREEMENTS

5.1           Conduct of Business. The Acquiring Fund and the Target Fund each will operate its business in the ordinary course consistent with its practice between the date hereof and the Effective Time, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

5.2           Meeting of Shareholders. The Target Fund will call a meeting of the shareholders of the Target Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3           No Distribution of Acquiring Fund Shares. The Target Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.4           Information. The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund Shares.

5.5           Other Necessary Action. Subject to the provisions of this Agreement, the Acquiring Fund and the Target Fund will each take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

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5.6           Proxy Statement/Prospectus. The Target Fund will provide the Acquiring Fund with information regarding the Target Fund, and the Acquiring Fund will provide the Target Fund with information regarding the Acquiring Fund, reasonably necessary for the preparation of a proxy statement/prospectus on Form N-14 (the “Proxy Statement/Prospectus”), in compliance with the 1934 Act and the 1940 Act in connection with the meeting of shareholders of the Target Fund to consider approval of the Agreement and the transactions contemplated herein.

5.7           Liquidating Distribution. As soon as is reasonably practicable after the Closing, the Target Fund will make a liquidating distribution to its respective shareholders consisting of the Acquiring Fund Shares received at the Closing.

5.8           Best Efforts. The Acquiring Fund and the Target Fund shall each use their reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent set forth in Article VI to effect the transactions contemplated by this Agreement as promptly as practicable.

5.9           Other Instruments. The Target Fund and the Acquiring Fund, each covenant that it will, from time to time, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the other party may reasonably deem necessary or desirable in order to vest in and confirm (a) the Target Fund, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and (b) the Acquiring Fund, title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

5.10         Regulatory Approvals. The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Effective Time.

5.11         Expenses. All of the expenses associated with the reorganization, including the expenses of the Target Fund’s counsel and the Acquiring Fund’s counsel, shall be borne by the Funds in proportion to their net assets.

Article VI

CONDITIONS PRECEDENT

6.1           Conditions Precedent to Obligations of Target Fund. The obligations of the Target Fund to consummate the transactions provided for herein shall be subject to the following conditions:

(a)            All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

(b)            The Acquiring Fund shall have delivered to the Target Fund a certificate executed in the name of the Acquiring Fund by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Target Fund, and dated as of the Effective Time, to the effect that the representations and warranties of the Acquiring Fund, made in this Agreement are true and correct at and as of the Effective Time, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Target Fund shall reasonably request.

(c)            The Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund, on or before the Effective Time.

(d)            The Target Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 2.3.

6.2           Conditions Precedent to Obligations of Acquiring Fund. The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject to the following conditions:

(a)            All representations and warranties of the Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

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(b)            The Target Fund shall have delivered to the Acquiring Fund a statement of the Target Fund’s Assets and Liabilities, as of the Effective Time, which is prepared in accordance with GAAP and certified by the Treasurer of the Target Fund.

(c)            The Target Fund shall have delivered to the Acquiring Fund a certificate executed in the name of the Target Fund by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquiring Fund and dated as of the Effective Time, to the effect that the representations and warranties of the Target Fund, made in this Agreement are true and correct at and as of the Effective Time, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

(d)            The Target Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Target Fund, on or before the Effective Time.

(e)            The Target Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 2.3.

6.3           Other Conditions Precedent. If any of the conditions set forth in this paragraph 6.3 have not been satisfied on or before the Effective Time, the Target Fund or the Acquiring Fund shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

(a)            The Agreement and the transactions contemplated herein shall have been approved by the requisite rate of the holder of outstanding shares of the Target Fund in accordance with the Target Fund’s Declaration of Trust and Bylaws, applicable Delaware law and the 1940 Act and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Target Fund nor the Acquiring Fund, respectively, may waive the conditions set forth in this paragraph 6.3(a).

(b)            At the Effective Time, no action, suit or other proceeding shall be pending or, to the knowledge of either Fund, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

(c)            All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by either Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Target Fund, provided that either party hereto may for itself waive any of such conditions.

(d)            The Funds shall have received an opinion of Paul Hastings LLP as to U.S. federal income tax matters substantially to the effect that, based on the facts, representations, assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

(1)            The Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a) of the Code, and the Target Fund and the Acquiring Fund will each be a party to a reorganization within the meaning of Section 368(b) of the Code.

(2)            No gain or loss will be recognized by the Target Fund upon the transfer of the Assets to the Acquiring Fund in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities or upon the distribution of the Acquiring Fund Shares to the Target Fund’s shareholders in exchange for their shares of the Target Fund.

(3)            No gain or loss will be recognized by the Acquiring Fund upon the receipt by it of the Assets in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities.

(4)            The adjusted tax basis of the Assets received by the Acquiring Fund will be the same as the adjusted tax basis of such Assets to the Target Fund immediately prior to the Reorganization.

(5)            The holding period of the Assets received by the Acquiring Fund will include the holding period of those Assets in the hands of the Target Fund immediately prior to the Reorganization.

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(6)            No gain or loss will be recognized by the shareholders of the Target Fund upon the exchange of their Target Fund Shares for the Acquiring Fund Shares (including fractional shares to which they may be entitled) pursuant to the Reorganization.

(7)            Immediately after the Reorganization the aggregate adjusted tax basis of the Acquiring Fund Shares received by the shareholders of the Target Fund (including fractional shares to which they may be entitled) pursuant to the Reorganization will be the same as the aggregate adjusted tax basis of the Target Fund Shares held by the Target Fund’s shareholders immediately prior to the Reorganization.

(8)            The holding period of the Acquiring Fund Shares received by the shareholders of the Target Fund (including fractional shares to which they may be entitled) will include the holding period of the Target Fund Shares actually or constructively surrendered in exchange therefore, provided that the Target Fund Shares were held as a capital asset on the Closing Date. No opinion will be expressed as to the effect of the Reorganization on (i) the taxable year of any Target Fund Shareholder, (ii) the Target Fund or the Acquiring Fund with respect to any asset as to which a mark-to-market system of accounting, the passive foreign investment company rules under Section 1297(a) of the Code, the personal holding company rules under Section 542 of the Code, or Section 1256 of the Code applies, or (iii) any shares held as a result of or attributable to compensation for services by any person.

Such opinion shall be based on customary assumptions, limitations and such representations as Paul Hastings LLP may reasonably request, and the Target Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations. Such opinion may contain such assumptions and limitations as shall be in the opinion of such counsel appropriate to render the opinions expressed therein. Notwithstanding anything herein to the contrary, neither party may waive the condition set forth in this paragraph 6.3(d).

(e)            U.S. Bank shall have delivered such certificates or other documents as set forth in paragraph 3.2.

(f)            The Transfer Agent shall have delivered to the Acquiring Fund a certificate of its authorized officer as set forth in paragraph 3.3.

(g)            The Acquiring Fund shall have issued and delivered to the Secretary of the Target Fund the confirmation as set forth in paragraph 3.3.

(h)            Each party shall have delivered to the other such bills of sale, checks, assignments, receipts or other documents as reasonably requested by such other party or its counsel.

Article VII

INDEMNIFICATION

7.1           Indemnification by the Acquiring Fund. The Acquiring Fund agrees to indemnify and hold harmless the Target Fund, and their Trustees, officers, employees and agents (the “Target Fund Indemnified Parties”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Target Fund Indemnified Parties may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Acquiring Fund or the members of the Acquiring Fund’s Board or its officers prior to the Closing Date, provided that this indemnification shall not apply to the extent such loss, claim, damage, liability or expense (or actions with respect thereto) shall be due to any negligent, intentional or fraudulent act, omission or error of the Target Fund or its respective Trustees, officers or agents.

7.2           Indemnification by the Target Fund. The Target Fund agrees to indemnify and hold harmless the Acquiring Fund, and their Trustees, officers, employees and agents (the “Acquiring Fund Indemnified Parties”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund Indemnified Parties may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Target Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to he committed by the Target Fund or the members of the Target Fund’s Board or its officers prior to the Closing Date, provided that this indemnification shall not apply to the extent such loss, claim, damage, liability or expense (or actions with respect thereto) shall be due to any negligent, intentional or fraudulent act, omission or error of the Acquiring Fund or its respective Trustees, officers or agents.

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7.3           Liability of the Target Fund. The Acquiring Fund understands and agrees that the obligations of the Target Fund under this Agreement shall not be binding upon any Trustee, shareholder, nominee, officer, agent or employee of the Target Fund on behalf of the Target Fund personally, but bind only the Target Fund and the Target Fund’s property. Moreover, all persons shall look only to the Target Fund’s Assets to satisfy the obligations of the Target Fund hereunder. The Acquiring Fund represents that it has notice of the provisions of the Declaration of Trust of the Target Fund disclaiming such shareholder and Trustee liability for acts or obligations of the Target Fund.

7.4           Liability of the Acquiring Fund. The Target Fund understands and agrees that the obligations of the Acquiring Fund under this Agreement shall not be binding upon any Trustee, shareholder, nominee, officer, agent or employee of the Acquiring Fund personally, but bind only the Acquiring Fund and the Acquiring Fund’s property. Moreover, all persons shall look only to the Acquiring Fund’s Assets to satisfy the obligations of the Acquiring Fund thereunder. The Target Fund represents that it has notice of the provisions of the Declaration of Trust of the Acquiring Fund disclaiming such shareholder and Trustee liability for acts or obligations of the Acquiring Fund.

Article VIII

BROKERAGE FEES AND EXPENSES

8.1           No Broker or Finder Fees. The Acquiring Fund and the Target Fund represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

Article IX

AMENDMENTS AND TERMINATION

9.1           Amendments. This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of either the Target Fund or the Acquiring Fund, respectively; provided, however, that following the approval of this Agreement by the Board of Trustees of the Target Fund pursuant to paragraph 6.3(a) of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Target Fund Shareholders under this Agreement to the detriment of such shareholders without the Board of Trustees’ further approval.

9.2           Termination. This Agreement may be terminated and the transactions contemplated hereby may be abandoned by resolution of the Board of Trustees of the Target Fund or the Acquiring Fund, respectively, at any time prior to the Effective Time, if circumstances should develop that, in the opinion of such Board of Trustees, make proceeding with the Agreement inadvisable.

Article X

NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this

Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail) personal service or prepaid or certified mail addressed as follows:

If to Center Coast Brookfield MLP Energy Infrastructure Fund

Brookfield Place
250 Vesey Street
New York, New York 10128-1023
Attention: Secretary

If to Center Coast Brookfield Midstream Focus Fund:

Brookfield Place
250 Vesey Street
New York, New York 10128-1023
Attention: Secretary

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Article XI

MISCELLANEOUS

11.1         Entire Agreement. Each Fund agrees that it has not made any representation, warranty or covenant, not set forth herein, and that this Agreement constitutes the entire agreement between the parties.

11.2         Survival. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith, and the obligations with respect to indemnification of the Acquiring Fund and Target Fund contained in paragraphs 7.1 and 7.2, respectively, shall survive the Closing.

11.3         Headings. The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

11.4         Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

11.5         Assignment. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

11.6         Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all taken together shall constitute one agreement.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the [•] day of [•], 2023.

Center Coast Brookfield MLP & Energy Infrastructure Fund	Brookfield Investment Funds, on behalf of Center Coast Brookfield Midstream Focus Fund

By:	By:
Name:	Name:
Title:	Title:

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APPENDIX B
FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

Acquiring Fund

Fundamental Investment Restrictions

Under the Acquiring Fund’s fundamental investment restrictions, the Acquiring Fund may not:

1.	issue senior securities or borrow money, except to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC (for purposes of clarity, this restriction shall not prohibit the Fund from engaging in options transactions or short sales and in investing in financial futures and reverse repurchase agreements).

2.	act as underwriter, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio.

3.	invest 25% or more of its total assets, calculated at the time of purchase, in any one industry, except that the Fund will concentrate (that is, invest 25% or more of its total assets) in the energy infrastructure industry and the energy industry (including MLPs that concentrate in those industries), and the Fund may invest 25% or more of its total assets in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

4.	purchase or sell real estate or interests in real estate or real estate limited partnerships (although the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate, such as real estate MLPs and real estate investment trusts (REITs).

5.	make loans of money, except (i) for purchases of debt securities consistent with the investment policies of the Fund, (ii) by engaging in repurchase agreements or, (iii) through the loan of portfolio securities in an amount up to 33⅓% of the Fund’s net assets.

6.	purchase or sell commodities, except that the Fund may purchase and sell futures contracts and options; may enter into foreign exchange contracts; may enter into swap agreements and other financial transactions not requiring the delivery of physical commodities; may purchase or sell precious metals directly, and may purchase or sell precious metal commodity contracts or options on such contracts in compliance with applicable commodities laws.

Non-Fundamental Investment Restrictions

Under the Acquiring Fund’s non-fundamental investment restrictions, the Acquiring Fund may not:

7.	invest, in the aggregate, more than 15% of its net assets in securities with legal or contractual restrictions on resale, securities that are not readily marketable and repurchase agreements with more than seven days to maturity.

Notes to Investment Restrictions

The percentage limitations in the restrictions listed above apply at the time of purchases of securities and a later increase or decrease in percentage resulting from a change in value of net assets, or in any ratings, will not be deemed to result in a violation of the restriction, except that there is an ongoing asset coverage requirement in the case of borrowings. For purposes of investment restriction No. 3 above, the Trust may use the industry classifications reflected by the S&P 500 Index, if applicable at the time of determination. For all other portfolio holdings, the Trust may use the Directory of Companies Required to File Annual Reports with the SEC and Bloomberg Inc. In addition, the Trust may select its own industry classifications, provided such classifications are reasonable. When determining compliance with its own concentration policy, to the extent that the Fund may invest in any affiliated and/or unaffiliated investment companies, the Fund will consider the investments of such underlying investment companies to the extent practicable.

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Target Fund

Fundamental Investment Restrictions

Under the Target Fund’s fundamental investment restrictions, the Target Fund may not:

1.	issue senior securities nor borrow money, except the Fund may issue senior securities or borrow money to the extent permitted by the 1940 Act, as amended from time to time, the rules and regulation promulgated by the SEC under the 1940 Act, as amended from time to time, or an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

2.	act as underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act, in connection with the purchase and sale of portfolio securities.

3.	purchase or sell real estate except that the Fund may: (a) acquire or lease office space for its own use, (b) invest in securities of issuers that invest in real estate or interests therein or that are engaged in or operate in the real estate industry, (c) invest in securities that are secured by real estate or interests therein, (d) purchase and sell mortgage related securities, (e) hold and sell real estate acquired by the Fund as a result of the ownership of securities and (f) as otherwise permitted by the 1940 Act, as amended from time to time, the rules and regulation promulgated by the SEC under the 1940 Act, as amended from time to time, or an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

4.	purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Fund from investing in entities formed to hold specific energy or infrastructure assets or from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by the 1940 Act, as amended from time to time, the rules and regulation promulgated by the SEC under the 1940 Act, as amended from time to time, or an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

5.	make loans of money or property to any person, except (a) to the extent that securities or interests in which the Fund may invest are considered to be loans, (b) through the loan of portfolio securities in an amount up to 33 1/3% of the Fund’s total assets, (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by the 1940 Act, as amended from time to time, the rules and regulation promulgated by the SEC under the 1940 Act, as amended from time to time, or an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

6.	concentrate its investments in a particular “industry,” as that term is used in the 1940 Act, except that the Fund will concentrate its investments in the industry or group of industries constituting the energy sector; provided that this concentration limitation does not apply to (a) securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, (b) tax-exempt securities issued by state and municipal governments or their political subdivisions, agencies, authorities and instrumentalities, and (c) securities issued by other investment companies, which shall not constitute any industry.

Non-Fundamental Investment Restrictions

Unless otherwise stated, all other investment policies of the Fund set forth in the Prospectus and this SAI are not considered fundamental policies and may be changed by the Board of Trustees without any vote of shareholders.

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APPENDIX C

SALES CHARGE REDUCTIONS AND WAIVERS AVAILABLE THROUGH CERTAIN INTERMEDIARIES

Specific intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or CDSC waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge reductions or waivers. Not all intermediaries will offer the same reductions and waivers to persons purchasing shares of the Fund. In order to receive these reductions or waivers shareholders will have to purchase Fund shares through an intermediary offering such reductions or waivers or directly from the Fund if the Fund offers such reductions or waivers. Please see the section entitled “Additional Information About the Acquiring Fund––Shareholder Information” for more information on sales charge reductions and waivers available for different classes of shares that are available for purchase directly from the Fund. An intermediary’s administration and implementation of its particular policies with respect to any variations, reductions and/or waivers is neither supervised nor verified by the Fund, the Adviser or the Distributor. The information provided below was provided to the Fund by the applicable intermediary and has not been independently verified by the Fund, the Adviser or the Distributor.

The information in this Appendix is a part of, and incorporated into, the Proxy Statement/Prospectus for the Acquiring Fund, and therefore the Combined Fund, and must be delivered with the Proxy Statement/Prospectus.

******************

Financial Intermediaries

Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”)

Shareholders purchasing shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the the Proxy Statement/Prospectus or the Acquiring Fund’s Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

•	Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents)

•	Shares purchased through a Merrill Lynch affiliated investment advisory program

•	Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

•	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

•	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•	Shares exchanged from Class C (i.e., load-level) shares of the same fund pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

•	Employees and registered representatives of Merrill Lynch or its affiliates and their family members

•	Directors or Trustees of the Funds, and employees of the Funds’ investment adviser or any of its affiliates, as described in the Proxy Statement/Prospectus

•	Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e., systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement

CDSC Waivers on Class A and C Shares available at Merrill Lynch

•	Death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Proxy Statement/Prospectus

•	Return of excess contributions from an IRA Account

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code

•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

•	Shares acquired through a right of reinstatement

•	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to Class A and C Shares only)

•	Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in the Proxy Statement/Prospectus

•	Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the Fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

•	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

In order to receive the applicable Merrill Lynch reductions or waivers shareholders will have to purchase Fund shares through Merrill Lynch or directly from a Fund if that Fund offers such reductions or waivers. Merrill Lynch’s specific sales charge waivers and/or discounts are implemented and solely administered by Merrill Lynch. Please contact Merrill Lynch to ensure that you understand the steps that you must take to qualify for available waivers and discounts.

Morgan Stanley Wealth Management (“Morgan Stanley”)

Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A Shares, which may differ from and may be more limited than those disclosed elsewhere in the Proxy Statement/Prospectus or the Acquiring Fund’s Statement of Additional Information.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

•	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

•	Shares purchased through a Morgan Stanley self-directed brokerage account

•	Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley’s share class conversion program

•	Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

Raymond James & Associates, Inc., Raymond James Financial Services, Inc., & each entity’s affiliates (“Raymond James”)

Shareholders purchasing Fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Proxy Statement/Prospectus or the Acquiring Fund’s Statement of Additional Information.

Raymond James Intermediary-Defined Sales Charge Waiver Policies

The availability of certain initial or deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares.

Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from the Fund or through another intermediary to receive these waivers or discounts.

Front-end Sales Load Waivers on Class A Shares available at Raymond James

•	Shares purchased in an investment advisory program.

•	Shares purchased within the same fund family through a systematic reinvestment of capital gains and distributions.

•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

•	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

•	A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A and C Shares available at Raymond James

•	Death or disability of the shareholder.

•	Shares sold as part of a systematic withdrawal plan as described in the Proxy Statement/Prospectus.

•	Return of excess contributions from an IRA account.

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 701/2 as described in the Proxy Statement/Prospectus.

•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

•	Shares acquired through a right of reinstatement.

Front-end load Discounts Available at Raymond James: Breakpoints, Rights of Accumulation and/or Letters of Intent

•	Breakpoints as described in the Proxy Statement/Prospectus.

•	Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

•	Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Janney Montgomery Scott LLC

If you purchase Fund shares through a Janney Montgomery Scott LLC (“Janney”) brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Proxy Statement/Prospectus or the Statement of Additional Information.

Front-end Sales Charge* Waivers on Class A Shares available at Janney

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

•	Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.

•	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).

•	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

•	Shares acquired through a right of reinstatement.

•	Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.

CDSC Waivers on Classes A and C Shares available at Janney

•	Shares sold upon the death or disability of the shareholder.

•	Shares sold as part of a systematic withdrawal plan as described in the Proxy Statement/Prospectus.

•	Shares purchased in connection with a return of excess contributions from an IRA account.

•	Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching age 701/2 as described in the Proxy Statement/Prospectus.

•	Shares sold to pay Janney fees but only if the transaction is initiated by Janney.

•	Shares acquired through a right of reinstatement.

•	Shares exchanged into the same share class of a different fund.

Front-end Sales Charge* Discounts Available at Janney: Breakpoints, Rights of Accumulation and/or Letters of Intent

•	Breakpoints as described in the Proxy Statement/Prospectus.

•	Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

•	Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

* Also referred to as an “initial sales charge.”

Oppenheimer & Co. Inc.

Shareholders purchasing Fund shares through an Oppenheimer & Co. Inc. (“OPCO”) platform or account are eligible for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Proxy Statement/Prospectus or the Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares available at OPCO

•	Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by or through a 529 Plan

•	Shares purchased through a OPCO affiliated investment advisory program

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

•	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement)

•	A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO

•	Employees and registered representatives of OPCO or its affiliates and their family members

•	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the Proxy Statement/Prospectus

CDSC Waivers on A and C Shares available at OPCO

•	Death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Proxy Statement/Prospectus

•	Return of excess contributions from an IRA account

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder the qualified age based on applicable IRS regulations as described in the Proxy Statement/Prospectus

•	Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO

•	Shares acquired through a right of reinstatement

Front-end Load Discounts Available at OPCO: Breakpoints, Rights of Accumulation and Letters of Intent

•	Breakpoints as described in the Proxy Statement/Prospectus

•	Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Robert W. Baird & Co.

Shareholders purchasing Fund shares through an Robert W. Baird & Co. (“Baird”) platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in the Proxy Statement/Prospectus or the Statement of Additional Information.

Front-End Sales Charge Waivers on Investors A-shares Available at Baird

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund

•	Shares purchase by employees and registers representatives of Baird or its affiliate and their family members as designated by Baird

•	Shares purchased using the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)

•	A shareholder in the Funds’ Class C Shares will have their share converted at net asset value to Class A shares of the same fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird

•	Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

CDSC Waivers on Classes A and C Shares available at Baird

•	Shares sold due to death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Proxy Statement/Prospectus

•	Shares bought due to returns of excess contributions from an IRA account

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the Proxy Statement/Prospectus

•	Shares sold to pay Baird fees but only if the transaction is initiated by Baird

•	Shares acquired through a right of reinstatement

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulation

•	Breakpoints as described in the Proxy Statement/Prospectus

•	Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

•	Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of fund family assets through Baird, over a 13-month period of time.

Ameriprise Financial

The following information applies to Class A shares purchases if you have an account with or otherwise purchase Fund shares through Ameriprise Financial:

Shareholders purchasing Fund shares through an Ameriprise Financial brokerage account are eligible for the following front-end sales charge waivers, which may differ from those disclosed elsewhere in the Proxy Statement/Prospectus or the Statement of Additional Information.

Front-end Sales Charge Waivers on Class A Shares available at Ameriprise Financial

•	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family).

•	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.

•	Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

•	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).

The information in this statement of additional information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This statement of additional information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED JUNE 30, 2023

STATEMENT OF ADDITIONAL INFORMATION

relating to the reorganization of
ENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND
into
CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND,
a series of Brookfield Investment Funds

Brookfield Place, 250 Vesey Street
New York, New York 10281-1023
(855) 777-8001

This Statement of Additional Information (“SAI”) is not a prospectus but should be read in conjunction with the Proxy Statement/Prospectus dated [___], 2023, for use in connection with the special meeting of shareholders (the “Special Meeting”) of Center Coast Brookfield MLP & Energy Infrastructure Fund (the “Target Fund”) to be held on August 16, 2023. At the Special Meeting, shareholders of the Target Fund will be asked to consider and approve a proposed Agreement and Plan of Reorganization pursuant to which the Target Fund would transfer all of its assets to the Center Coast Brookfield Midstream Focus Fund (the “Acquiring Fund”), a series of Brookfield Investment Funds, in exchange for the assumption by the Acquiring Fund of all liabilities of the Target Fund and the issuance to the Target Fund of shares of the Acquiring Fund, as detailed in the Proxy Statement/Prospectus, which shares will be distributed by the Target Fund to the holders of its shares on a pro rata basis in complete liquidation thereof. Copies of the Proxy Statement/Prospectus may obtained, without charge, on the Funds’ website at https://publicsecurities.brookfield.com/en, or by writing to the Fund’s transfer agent, U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, or by calling 1-855-244-4950. Capitalized terms used herein that are not defined have the same meaning as in the Proxy Statement/Prospectus.

The date of this Statement of Additional Information is [___], 2023.

TABLE OF CONTENTS

ADDITIONAL INFORMATION	1
FINANCIAL STATEMENTS	1
SUPPLEMENTAL FINANCIAL INFORMATION	1

ADDITIONAL INFORMATION

Further information about the Acquiring Fund is contained in the Acquiring Fund’s Statement of Additional Information. The Acquiring Fund’s Statement of Additional Information, dated January 30, 2023, as supplemented through the date of this SAI, is incorporated herein by reference (Securities Act File No. 333-174323).

FINANCIAL STATEMENTS

The audited financial statements and related report of Deloitte & Touche LLP, an independent registered public accounting firm, for the Target Fund are contained in the Target Fund’s Annual Shareholder Report for the fiscal year ended September 30, 2022 (Accession No. 0001104659-22-125484), which is incorporated herein by reference insofar as it relates to the Target Fund. In addition, more recent unaudited financial statements are contained in the Target Fund’s Semiannual Shareholder Report for the period ended March 31, 2023 (Accession No. 0001104659-23-064597), which is incorporated herein by reference insofar as it relates to the Target Fund. The audited financial statements and related report of Deloitte & Touche LLP for the Acquiring Fund are contained in the Acquiring Fund’s Annual Shareholder Report for the fiscal year ended September 30, 2022 (Accession No. 0001104659-22-125438), which is incorporated herein by reference insofar as it relates to the Acquiring Fund. In addition, more recent unaudited financial statements are contained in the Acquiring Fund’s Semiannual Shareholder Report for the period March 31, 2023 (Accession No. 0001104659-23-064433), which is incorporated by reference insofar as it relates to the Acquiring Fund. No other parts of the Funds’ Annual Reports are incorporated by reference herein.

SUPPLEMENTAL FINANCIAL INFORMATION

A table showing the fees of the Acquiring Fund and the Target Fund, and the fees and expenses of the Acquiring Fund on a pro forma basis after giving effect to the proposed Reorganization, is included in the section entitled “Synopsis—Comparative Fee and Expense Information” of the Proxy Statement/Prospectus.

The Reorganization will not result in a material change to the Target Fund’s investment portfolio due to the investment restrictions of the Acquiring Fund. As a result, a schedule of investments of the Target Fund modified to show the effects of the change is not required and is not included. Notwithstanding the foregoing, changes may be made to the Target Fund’s portfolio in advance of the Reorganization and/or the Acquiring Fund’s portfolio following the Reorganization.

There are no material differences in accounting policies of the Target Fund as compared to those of the Acquiring Fund.

1

PART C: OTHER INFORMATION

Item 15. Indemnification

Pursuant to 12 Del. C. § 3817, subject to such standards and restrictions, if any, as are set forth in the governing instrument of a statutory trust, a statutory trust shall have the power to indemnify and hold harmless any trustee or beneficial owner or other person from and against any and all claims and demands whatsoever.

The Registrant has purchased insurance on behalf of its officers and Trustees protecting such persons from liability arising from their activities as officers or Trustees of the Registrant. The insurance policy has certain exclusions, including, but not limited to, those acts determined to be fraudulent, dishonest or criminal acts or omissions and improper personal profit or advantage.

Reference is made to the provisions of Article VIII, Sections 8.2, 8.4, 8.5 and 8.6 of the Registrant’s Amended and Restated Agreement and Declaration of Trust. Incorporated by reference to the Registrant’s Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A (1933 Act File No. 333-174323) as filed with the Commission on October 4, 2011.

Reference is made to Section 7 of the Distribution Agreement between Registrant and Quasar Distributors, LLC. Incorporated by reference to the Registrant’s Pre-Effective Amendment No. 47 to the Registration Statement on Form N-1A (1933 Act File No. 333-174323) as filed with the Commission on April 29, 2020.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “1933 Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 16. Exhibits

Exhibit Number	Description

(1)	Articles of Incorporation

(a)	Certificate of Trust as filed with the State of Delaware on May 12, 2011.(1)

(b)	Amended and Restated Agreement and Declaration of Trust dated September 27, 2011.(2)

(c)	Certificate of Establishment and Designation of Registrant, on behalf of its series, Brookfield Real Assets Debt Fund dated May 14, 2015.(11)

(d)	Certificate of Establishment and Designation of Registrant, on behalf of its series, Brookfield MLP Fund, dated August 24, 2017.(11)

(e)	Amended and Restated Certificate of Establishment and Designation of Registrant, on behalf of its series, Center Coast Brookfield MLP Focus Fund (formerly, Brookfield MLP Fund), dated November 16, 2017.(11)

(f)	Certificate of Establishment and Designation of Registrant, on behalf of its series, Center Coast Brookfield Energy Infrastructure Fund, dated May 17, 2018.(13)

(g)	Amended and Restated Certificate of Establishment and Designation of Registrant, on behalf of its series, Center Coast Brookfield Midstream Focus Fund (formerly, Center Coast Brookfield MLP Focus Fund), dated January 24, 2020.(16)

(h)	Certificate of Establishment and Designation of Registrant, on behalf of its series, Oaktree Emerging Markets Equity Fund.(19)

(i)	Certificate of Establishment and Designation of Registrant, on behalf of its series, Brookfield Global Renewables & Sustainable Infrastructure Fund.(21)

(2)	Bylaws

2

Exhibit Number	Description

(a)	By-laws of Registrant dated September 27, 2011.(2)

(b)	Amendment No. 1 to Bylaws of the Registrant is incorporated herein by reference to Exhibit (b)(2) to Post-Effective Amendment No. 32 to Registrant’s Registration Statement on Form N-1A filed on December 18, 2020.

(3)	Voting Trust Agreements

(a)	Not Applicable.

(4)	Plan of Reorganization

(a)	Form of Agreement and Plan of Reorganization is included in Appendix A to the Proxy Statement/Prospectus.

(5)	Instruments Defining Rights of Security Holders

(a)	Articles II, VI, VII, and IX of the Amended and Restated Agreement and Declaration of Trust.(2)

(b)	Article IV of the By-laws of Registrant.(2)

(6)	Investment Advisory Contracts

(a)	Form of Investment Advisory Agreement between Registrant, on behalf of its series, Brookfield Global Listed Real Estate Fund, and Brookfield Investment Management Inc.(2)

(b)	Form of Investment Advisory Agreement between Registrant, on behalf of its series, Brookfield Global Listed Infrastructure Fund, and Brookfield Investment Management Inc.(2)

(c)	Form of Investment Advisory Agreement between Registrant, on behalf of its series, Brookfield Global High Yield Fund, and Brookfield Investment Management Inc.(2)

(d)	Form of Investment Advisory Agreement between Registrant, on behalf of its series, Brookfield High Yield Fund, and Brookfield Investment Management Inc.(2)

(e)	Form of Investment Advisory Agreement between Registrant, on behalf of its series, Brookfield U.S. Listed Real Estate Fund, and Brookfield Investment Management Inc.(6)

(f)	Form of Investment Advisory Agreement between Registrant, on behalf of its series, Brookfield Real Assets Securities Fund, and Brookfield Investment Management Inc.(8)

(g)	Form of Investment Advisory Agreement between Registrant, on behalf of its series, Brookfield Real Assets Debt Fund, and Brookfield Investment Management Inc.(9)

(h)	Investment Advisory Agreement between Registrant, on behalf of its series, Center Coast Brookfield Midstream Focus Fund, and Brookfield Public Securities Group LLC.(*)

(i)	Form of Investment Advisory Agreement between Registrant, on behalf of its series, Center Coast Brookfield Energy Infrastructure Fund, and Brookfield Investment Management Inc.(13)

(j)	Form of Investment Sub-Advisory Agreement between Registrant, on behalf of its series, Brookfield Global Listed Real Estate Fund, and Brookfield Investment Management Inc.(2)

(k)	Investment Advisory Agreement between Registrant, on behalf of its series, Oaktree Emerging Markets Equity Fund, and Oaktree Fund Advisors, LLP.(19)

(l)	Investment Advisory Agreement between Registrant, on behalf of its series, Brookfield Global Renewables & Sustainable Infrastructure Fund, and Brookfield Public Securities Group LLC.(21)

(7)	Underwriting Contracts

(a)	Distribution Agreement between Registrant and Quasar Distributors, LLC dated March 31, 2020.(17)

(b)	First Amendment to the Distribution Agreement.(21)

(8)	Bonus or Profit Sharing Contracts

3

Exhibit Number	Description

(a)	None.

(9)	Custodian Agreement

(a)	Custody Agreement between Registrant and U.S. Bank National Association.(*)

(b)	Form of First Amendment to the Custody Agreement.(6)

(c)	Form of Second Amendment to the Custody Agreement.(8)

(d)	Form of Third Amendment to the Custody Agreement.(9)

(e)	Form of Fourth Amendment to the Custody Agreement.(11)

(f)	Form of Fifth Amendment to the Custody Agreement.(13)

(g)	Sixth Amendment to the Custody Agreement.(19)

(h)	Seventh Amendment to the Custody Agreement.(21)

(10)	Rule 12b-1 and Rule 18f-3 Plans

(a)	Plan of Distribution pursuant to Rule 12b-1 relating to Class A Shares.(2)

(b)	Form of Amendment to Schedule A to the Plan of Distribution pursuant to Rule 12b-1 relating to Class A Shares.(6)

(c)	Form of Second Amendment to Schedule A to the Plan of Distribution pursuant to Rule 12b-1 relating to Class A Shares.(8)

(d)	Form of Third Amendment to Schedule A to the Plan of Distribution pursuant to Rule 12b-1 relating to Class A Shares.(8)

(e)	Form of Fourth Amendment to Schedule A to the Plan of Distribution pursuant to Rule 12b-1 relating to Class A Shares.(11)

(f)	Form of Fifth Amendment to Schedule A to the Plan of Distribution pursuant to Rule 12b-1 relating to Class A Shares.(13)

(g)	Sixth Amendment to Schedule A to the Plan of Distribution pursuant to Rule 12b-1 relating to Class A Shares.(19)

(h)	Seventh Amendment to Schedule A to the Plan of Distribution pursuant to Rule 12b-1 relating to Class A Shares.(21)

(i)	Plan of Distribution pursuant to Rule 12b-1 relating to Class C Shares.(2)

(j)	Form of Amendment to Schedule A to the Plan of Distribution pursuant to Rule 12b-1 relating to Class C Shares.(6)

(k)	Form of Second Amendment to Schedule A to the Plan of Distribution pursuant to Rule 12b-1 relating to Class C Shares.(8)

(l)	Form of Third Amendment to Schedule A to the Plan of Distribution pursuant to Rule 12b-1 relating to Class C Shares.(8)

(m)	Form of Fourth Amendment to Schedule A to the Plan of Distribution pursuant to Rule 12b-1 relating to Class C Shares.(11)

(n)	Form of Fifth Amendment to Schedule A to the Plan of Distribution pursuant to Rule 12b-1 relating to Class C Shares.(13)

(o)	Sixth Amendment to Schedule A to the Plan of Distribution pursuant to Rule 12b-1 relating to Class C Shares.(19)

(p)	Seventh Amendment to Schedule A to the Plan of Distribution pursuant to Rule 12b-1 relating to Class C Shares.(21)

(q)	Form of Amended and Restated Rule 18f-3 Plan.(6)

(r)	Form of Second Amended and Restated Rule 18f-3 Plan.(8)

(s)	Form of Third Amended and Restated Rule 18f-3 Plan.(8)

4

Exhibit Number	Description

(t)	Form of Fourth Amended and Restated Rule 18f-3 Plan.(11)

(u)	Form of Fifth Amended and Restated Rule 18f-3 Plan.(13)

(v)	Sixth Amended and Restated Rule 18f-3 Plan.(19)

(w)	Seventh Amended and Restated Rule 18f-3 Plan.(21)

(11)	Legal Opinion

(a)	Opinion of Richards, Layton & Finger, P.A. as to the legality of the securities being registered.(*)

(12)	Legal Opinion

(a)	Consent of Paul Hastings LLP.(*)

(b)	Form of opinion of Paul Hastings LLP supporting the tax matters and consequences to shareholders discussed in the Proxy Statement/Prospectus.(*)

(13)	Other Material Contracts

(a)	Form of Administration Agreement between Registrant, on behalf of its series, Brookfield Global Listed Real Estate Fund, and Brookfield Investment Management Inc.(2)

(b)	Form of Administration Agreement between Registrant, on behalf of its series, Brookfield Global Listed Infrastructure Fund, and Brookfield Investment Management Inc.(2)

(c)	Form of Administration Agreement between Registrant, on behalf of its series, Brookfield Global High Yield Fund, and Brookfield Investment Management Inc.(2)

(d)	Form of Administration Agreement between Registrant, on behalf of its series, Brookfield U.S. Listed Real Estate Fund, and Brookfield Investment Management Inc.(6)

(e)	Form of Administration Agreement between Registrant, on behalf of its series, Brookfield Real Assets Securities Fund, and Brookfield Investment Management Inc.(8)

(f)	Form of Administration Agreement between Registrant, on behalf of its series, Brookfield Real Assets Debt Fund, and Brookfield Investment Management Inc.(9)

(g)	Administration Agreement between Registrant, on behalf of its series, Center Coast Brookfield Midstream Focus Fund, and Brookfield Public Securities Group LLC.(*)

(h)	Form of Administration Agreement between Registrant, on behalf of its series, Center Coast Brookfield Energy Infrastructure Fund, and Brookfield Investment Management Inc.(13)

(i)	Administration Agreement between Registrant, on behalf of its series, Oaktree Emerging Markets Equity Fund, and Brookfield Public Securities Group LLC.(19)

(j)	Administration Agreement between Registrant, on behalf of its series, Brookfield Global Renewables & Sustainable Infrastructure Fund, and Brookfield Public Securities Group LLC.(21)

(k)	Form of Amended and Restated Fund Sub-Administration Servicing Agreement.(19)

(l)	First Amendment to the Fund Sub-Administration Servicing Agreement.(21)

(m)	Addendum to the Fund Sub-Administration Servicing Agreement.(22)

(n)	Fund Accounting Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC.(*)

(o)	Form of First Amendment to the Fund Accounting Servicing Agreement.(6)

(p)	Form of Second Amendment to the Fund Accounting Servicing Agreement.(8)

(q)	Form of Third Amendment to the Fund Accounting Servicing Agreement.(9)

(r)	Form of Fourth Amendment to the Fund Accounting Servicing Agreement.(11)

(s)	Form of Fifth Amendment to the Fund Accounting Servicing Agreement.(13)

(t)	Sixth Amendment to the Fund Accounting Servicing Agreement.(19)

(u)	Seventh Amendment to the Fund Accounting Servicing Agreement.(21)

5

Exhibit Number	Description

(v)	Transfer Agent Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC.(*)

(w)	Form of First Amendment to the Transfer Agent Servicing Agreement.(6)

(x)	Form of Second Amendment to the Transfer Agent Servicing Agreement.(8)

(y)	Form of Third Amendment to the Transfer Agent Servicing Agreement.(9)

(z)	Form of Fourth Amendment to the Transfer Agent Servicing Agreement.(11)

(aa)	Form of Fifth Amendment to the Transfer Agent Servicing Agreement.(13)

(bb)	Sixth Amendment to the Transfer Agent Servicing Agreement.(19)

(cc)	Seventh Amendment to the Transfer Agent Servicing Agreement.(21)

(dd)	Form of Operating Expenses Limitation Agreement.(2)

(ee)	Form of Operating Expenses Limitation Agreement (U.S. Listed Real Estate Fund).(6)

(ff)	Form of Operating Expenses Limitation Agreement (Real Assets Securities Fund).(8)

(gg)	Form of Operating Expenses Limitation Agreement (Real Assets Debt Fund).(9)

(hh)	Amended and Restated Operating Expenses Limitation Agreement (Center Coast Brookfield Midstream Focus Fund).(*)

(ii)	Form of Operating Expenses Limitation Agreement (Center Coast Brookfield Energy Infrastructure Fund).(13)

(jj)	Operating Expenses Limitation Agreement (Oaktree Emerging Markets Equity Fund).(19)

(kk)	Operating Expenses Limitation Agreement (Brookfield Global Renewables & Sustainable Infrastructure Fund).(21)

(ll)	Purchase Agreement between Registrant and Brookfield Investment Management Inc. dated October 24, 2011.(3)

(mm)	Form of Purchase Agreement between Registrant and Brookfield Investment Management Inc. (U.S. Listed Real Estate Fund).(6)

(nn)	Form of Purchase Agreement between Registrant and Brookfield Investment Management Inc. (Real Assets Securities Fund).(8)

(oo)	Form of Purchase Agreement between Registrant and Brookfield Investment Management Inc. (Real Assets Debt Fund).(9)

(pp)	Form of Subscription Agreement between Registrant and Brookfield Investment Management Inc. (Center Coast Brookfield MLP Focus Fund).(11)

(qq)	Form of Subscription Agreement between Registrant and Brookfield Investment Management Inc. (Center Coast Brookfield Energy Infrastructure Fund).(13)

(rr)	Form of Subscription Agreement between Registrant and Oaktree Fund Advisors, LLC (Oaktree Emerging Markets Equity Fund).(19)

(ss)	Form of Subscription Agreement between Registrant and Brookfield Public Securities Group LLC (Brookfield Global Renewables & Sustainable Infrastructure Fund).(21)

(14)	Other Opinions

(a)	Consent of Deloitte & Touche LLP, independent registered public accounting firm of the Registrant.(*)

(15)	Omitted Financial Statements

(a)	None.

(16)	Power of Attorney

(a)	Power of Attorney dated May 19, 2023.(23)

(17)	Additional Exhibits

(a)	Form of Proxy Card.(*)

6

Exhibit Number	Description

(18)	Calculation of Filing Fee Tables

(a)	Not Applicable.

(1)	Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (1933 Act File No. 333-174323) as filed with the Commission on May 18, 2011.

(2)	Incorporated by reference to the Registrant’s Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A (1933 Act File No. 333-174323) as filed with the Commission on October 4, 2011.

(3)	Incorporated by reference to the Registrant’s Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A (1933 Act File No. 333-174323) as filed with the Commission on November 4, 2011.

(4)	Incorporated by reference to the Registrant’s Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A (1933 Act File No. 333-174323) as filed with the Commission on April 30, 2013.

(5)	Incorporated by reference to the Registrant’s Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A (1933 Act File No. 333-174323) as filed with the Commission on August 30, 2013.

(6)	Incorporated by reference to the Registrant’s Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A (1933 Act File No. 333-174323) as filed with the Commission on November 12, 2013.

(7)	Incorporated by reference to the Registrant’s Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A (1933 Act File No. 333-174323) as filed with the Commission on April 30, 2014.

(8)	Incorporated by reference to the Registrant’s Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A (1933 Act File No. 333-174323) as filed with the Commission on October 15, 2014.

(9)	Incorporated by reference to the Registrant’s Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A (1933 Act File No. 333-174323) as filed with the Commission on July 1, 2015.

(10)	Incorporated by reference to the Registrant’s Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A (1933 Act File No. 333-174323) as filed with the Commission on May 1, 2017.

(11)	Incorporated by reference to the Registrant’s Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A (1933 Act File No. 333-174323) as filed with the Commission on December 22, 2017.

(12)	Incorporated by reference to the Registrant’s Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A (1933 Act File No. 333-174323) as filed with the Commission on January 31, 2018.

(13)	Incorporated by reference to the Registrant’s Post-Effective Amendment No. 39 to the Registration Statement on Form N-1A (1933 Act File No. 333-174323) as filed with the Commission on September 5, 2018.

(14)	Incorporated by reference to the Registrant’s Post-Effective Amendment No. 41 to the Registration Statement on Form N-1A (1933 Act File No. 333-174323) as filed with the Commission on January 28, 2019.

(15)	Incorporated by reference to the Registrant’s Post-Effective Amendment No. 43 to the Registration Statement on Form N-1A (1933 Act File No. 333-174323) as filed with the Commission on April 30 2019.

(16)	Incorporated by reference to the Registrant’s Post-Effective Amendment No. 45 to the Registration Statement on Form N-1A (1933 Act File No. 333-174323) as filed with the Commission on January 28, 2020.

(17)	Incorporated by reference to the Registrant’s Post-Effective Amendment No. 47 to the Registration Statement on Form N-1A (1933 Act File No. 333-174323) as filed with the Commission on April 29, 2020.

(18)	Incorporated by reference to the Registrant’s Post-Effective Amendment No. 49 to the Registration Statement on Form N-1A (1933 Act File No. 333-174-323) as filed with the Commission on January 27, 2021.

(19)	Incorporated by reference to the Registrant’s Post-Effective Amendment No. 56 to the Registration Statement on Form N-1A (1933 Act File No. 333-174323) as filed with the Commission on May 14, 2021.

(20)	Incorporated by reference to the Registrant’s Post-Effective Amendment No. 64 to the Registration Statement on Form N-1A (1933 Act File No. 333-174323) as filed with the Commission on January 28, 2022.

(21)	Incorporated by reference to the Registrant’s Post-Effective Amendment No. 67 to the Registration Statement on Form N-1A (1933 Act File No. 333-174323) as filed with the Commission on February 4, 2022.

(22)	Incorporated by reference to the Registrant’s Post-Effective Amendment No. 69 to the Registration Statement on Form N-1A (1933 Act File No. 333-174323) as filed with the Commission on January 30, 2023.

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(23)	Incorporated by reference to the Registrant’s Registration Statement on Form N-14 (1933 Act File No. 333-272245) as filed with the Commission on May 26, 2023.

*	Filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on this 30th day of June, 2023.

BROOKFIELD INVESTMENT FUNDS

By:	/s/ Brian F. Hurley
Brian F. Hurley
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

SIGNATURE	CAPACITY	DATE

/s/ Brian F. Hurley	President
Brian F. Hurley	(Principal Executive Officer)	June 30, 2023

/s/ Casey P. Tushaus	Treasurer	June 30, 2023
Casey P Tushaus	(Principal Financial and Accounting Officer)

*	Trustee	June 30, 2023
Heather S. Goldman

*	Trustee	June 30, 2023
David Levi

*	Trustee	June 30, 2023
Edward A. Kuczmarski

*	Trustee	June 30, 2023
Stuart A. McFarland

*	Trustee	June 30, 2023
William H. Wright II

*By:	/s/ Brian F. Hurley	June 30, 2023
Brian F. Hurley
Attorney-In-Fact

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Exhibit List

Exhibit Number	Description

(6)(h)	Investment Advisory Agreement between Registrant, on behalf of its series, Center Coast Brookfield Midstream Focus Fund.

(9)(a)	Custody Agreement between Registrant and U.S. Bank National Association.

(11)(a)	Opinion of Richards, Layton & Finger, P.A., as to the legality of the securities being registered.

(12)(a)	Consent of Paul Hastings LLP.

(12)(b)	Form of opinion of Paul Hastings LLP supporting the tax matters and consequences to shareholders discussed in the Proxy Statement/Prospectus.

(13)(g)	Administration Agreement between Registrant, on behalf of its series, Center Coast Brookfield Midstream Focus Fund, and Brookfield Public Securities Group LLC.

(13)(n)	Fund Accounting Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC.

(13)(v)	Transfer Agent Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC.

(13)(hh)	Amended and Restated Operating Expenses Limitation Agreement (Center Coast Brookfield Midstream Focus Fund).

(14)(a)	Consent of Deloitte & Touche LLP, independent registered public accounting firm of the Registrant.

(17)(a)	Form of Proxy Card.

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